VANGUARD(R)
U.S. STOCK INDEX
FUNDS
LARGE-CAPITALIZATION
PORTFOLIOS

VANGUARD 500 INDEX FUND
VANGUARD GROWTH INDEX FUND
VANGUARD VALUE INDEX FUND
VANGUARD TOTAL STOCK MARKET INDEX FUND

[PHOTO]

ANNUAL REPORT
DECEMBER 31, 1999

[THE VANGUARD GROUP LOGO]

[PHOTO]
John C. Bogle

FELLOW SHAREHOLDERS:

    Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

    Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought-- has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

    While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?

    While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

    But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

    You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                      /s/ JCB

                                    [PHOTO]

                                    CONTENTS

                                   REPORT FROM
                                  THE CHAIRMAN
                                       1

                                    AFTER-TAX
                                 RETURNS REPORT
                                       8

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       10

                                  FUND PROFILES
                                       12

                              PERFORMANCE SUMMARIES
                                       17

                              FINANCIAL STATEMENTS
                                       24

                                    REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       42

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan

Technology stocks rocketed higher during 1999 and carried most market indexes along with them. Three of the four Vanguard large-capitalization stock index funds benefited most from this healthy--albeit narrow--advance and posted returns in excess of 20% during the year. Vanguard Value Index Fund, with only a small exposure to tech stocks, earned a solid return of 12.6%, though it lagged the broad market.

--------------------------------------------------------------------------------
                                                               TOTAL RETURNS
                                                                YEAR ENDED
                                                            DECEMBER 31, 1999
--------------------------------------------------------------------------------
500 INDEX FUND                                                    21.1%
S&P 500 Index                                                     21.0
--------------------------------------------------------------------------------
GROWTH INDEX FUND                                                 28.8%
S&P 500/BARRA Growth Index                                        28.2
--------------------------------------------------------------------------------
VALUE INDEX FUND                                                  12.6%
S&P 500/BARRA Value Index                                         12.7
--------------------------------------------------------------------------------
TOTAL STOCK MARKET INDEX FUND                                     23.8%
Wilshire 5000 Index                                               23.8
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Growth Index Fund                                                 28.9%
Value Index Fund                                                  12.7
Total Stock Market Index Fund                                     23.9
--------------------------------------------------------------------------------

    The table at right compares our funds' 12-month total returns (capital change plus reinvested dividends) with those of their respective unmanaged benchmark indexes. As you can see, the 500 and Growth Index Funds actually outpaced their indexes. So did the Total Stock Market Index Fund, although by less than a tenth of a percentage point. The Value Index Fund fell just short of its benchmark. The table also presents returns for three funds' Institutional Shares, which are available for minimum investments of $10 million.

    Per-share figures for each fund, including net asset values, income dividends, and capital gains distributions, are presented in the table that follows this letter.

FINANCIAL MARKETS IN REVIEW

The U.S. stock market rode the technology wave in 1999 to an unprecedented fifth consecutive year of returns exceeding 20%. Stocks got off to a strong start during the first four months of the year but, weighed down by higher interest rates, struggled through most of the summer and into the fall. Through September, the Wilshire 5000 Total Market Index returned 4.6%. But then technology stocks led the market on an upward tear over the final three months of 1999, bringing the Wilshire 5000's full-year return to a remarkable 23.8%.

    The Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 21.0%. Small-cap stocks, as measured by the Russell 2000 Index, returned 21.3%--a fine showing for a market segment that had badly lagged large-cap stocks in the five previous years.

    The rise for the major indexes in 1999 suggests a broad advance for the market, but in truth it was a year of "haves" and "have nots"--a huge number of stocks did not join in the market's ascent. Fully 60% of those listed on the New York Stock Exchange actually declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq stocks fell in value by more than 20%.) As mentioned, the technology sector was the leading "have"--technology stocks in the S&P 500 Index gained 74% for the year and were largely responsible for growth stocks within the index (+28.2%) far outpacing value stocks (+12.7%). Among small stocks, technology stocks gained 107%, and the difference between growth and value was an amazing 44.6 percentage points (+43.1% for the Russell 2000 Index's growth stocks and -1.5% for its value stocks).

    Somewhat surprisingly, these stock market returns occurred in a rising interest rate environment. Rates rose substantially during 1999--a rise encouraged by Federal Reserve policymakers, who boosted short-term interest rates in three steps by a total of 0.75 percentage point (75 basis points). Rising interest rates can depress stock prices, especially for growth issues, because they lessen the current value of future earnings. But during 1999, investors decided that improving prospects for corporate profits outweighed the negative impact of higher rates.

    Bond prices are, of course, tightly linked to interest rates, and rising rates cause prices of existing bonds to fall. Rates rose across all maturities in 1999 and prices dropped accordingly. The yield of the 30-year U.S. Treasury bond stood at 6.48% on December 31, 1.38 percentage points above its starting point of 5.10%. The total return of the Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market, was -0.8%, as a price decline of -7.0% more than offset interest income of 6.2%.

1999 PERFORMANCE OVERVIEW

During the 1999 fiscal year, each of our large-cap index funds closely tracked its target benchmark and turned in a solid performance on an absolute basis. However, our results relative to comparable actively managed mutual funds were mixed. Our 500 and Growth Index Funds lagged the average return of their peer groups, while our Value and Total Stock Market Index Funds earned returns that topped those of similar funds. The relative shortfalls of our 500 and Growth Index Funds can be attributed to the market's significant tilt toward a small cadre of growth stocks during 1999. The spread of 15.5 percentage points between the returns of the growth and value components of the S&P 500 Index illustrates the big performance advantage enjoyed by funds that emphasized the dominant growth stocks. While our 500 Index Fund and, of course, our Growth Index Fund benefited from the market's preference, they were generally less concentrated in high-flying technology companies than their average competitors.

    The table at the top of the next page presents the 1999 returns for each of our large-cap index funds and its average peer. As you may have noticed, the peer groups in this report are slightly different from those in past reports. The change reflects a recent reclassification by Lipper Inc., which provides the data used to calculate returns for our peer groups. We use the Lipper category that we believe most closely resembles the characteristics and investment style of our funds.

    The VANGUARD 500 INDEX FUND earned a 12-month total return of 21.1%, just ahead of the return of the S&P 500 Index, but 1.3 percentage points behind the return of the average large-cap core mutual fund. Among S&P 500 Index funds (excluding institutional funds), our return was tops in the group--not just in 1999, but also over the 3-, 5-, and 10-year periods ended December 31, 1999.

    As we noted earlier, technology stocks, which on December 31 made up about 25% of the index, returned a startling 74% during the year. Though the runup in tech was the year's big news, many other market segments also registered big gains, including the producer-durables sector--which includes a dose of technology-related companies and, thus, registered a gain of 49%, and the consumer-discretionary segment, which returned 28%.

Three sectors had negative returns for the year (consumer staples, -16%; health care, -10%; and auto & transportation, -4%), and the financial- services group, which at 16% of the S&P 500 is the second-largest sector in the index, was up just 5%.

--------------------------------------------------------------------------------
                                         TOTAL RETURNS
                                 YEAR ENDED DECEMBER 31, 1999
                           ---------------------------------------
                                           AVERAGE
                           VANGUARD      COMPARABLE
U.S. STOCK INDEX FUND        FUND           FUND*       DIFFERENCE
--------------------------------------------------------------------------------
500                        21.1%          22.4%          -1.3%
Growth                     28.8           38.1           -9.3
Value                      12.6           11.2           +1.4
Total Stock Market         23.8           22.5           +1.3
--------------------------------------------------------------------------------

*Figures for the average comparable funds are derived from data provided by Lipper Inc. The fund groups are: for the 500 Index Fund, large-cap core funds; for the Growth Index Fund, large-cap growth funds; for the Value Index Fund, large-cap value funds; and for the Total Stock Market Index Fund, multi-cap core funds.

    It's important to note that while the S&P 500 Index includes the bulk of the market value of U.S. stocks, it excludes about 6,600 stocks, representing more than 20% of the market's capitalization. Therefore, the S&P 500 Index is not the broadest measure of U.S. stocks. The Wilshire 5000 Index, which is tracked by VANGUARD TOTAL STOCK MARKET INDEX FUND, captures the return and risk characteristics of the entire market of about 7,100 stocks. The Total Stock Market Index Fund returned 23.8% for 1999, essentially matching the Wilshire 5000's gain and outpacing the 22.5% return of the average multi-cap core mutual fund.

    A curious fact about the Total Stock Market Index Fund was that while its 23.8% return fell short of the 27.1% average return for stock funds in general, it outperformed a majority--59% to be exact--of these general equity funds. The explanation for this apparent anomaly is that the stupendous returns of a relatively small number of funds inflated the average return for all stock funds. To carry this statistical examination a step further, the return of the median (or middle) fund in the general equity group was 19.8%--more than 7 percentage points lower than the group's average return and 4 percentage points below the return of our Total Stock Market Index Fund.

    The GROWTH INDEX FUND'S total return of 28.8% was terrific on an absolute basis and slightly exceeded the return of its benchmark index. However, it trailed by 9.3 percentage points the average return for large-cap growth mutual funds. This group's return was swelled by the big gains posted by several funds with large exposures to the technology sector.

    The return of the growth component of the S&P 500 Index has now topped the return of the index's value component for six consecutive years. During that time (1994 through 1999) growth stocks have returned a cumulative 340%, while value stocks have returned 179%.

    Though returns of growth and value stocks often differ from year to year, they have tended to be similar over very long periods. Market leadership can change swiftly and significantly. For example, during 1992 and 1993, value stocks handily outpaced growth stocks--by 5.4 percentage points in 1992 and by a remarkable 16.9 percentage points in 1993. The six-year dominance of growth stocks immediately followed. We offer this brief history lesson simply to remind you of the unpredictable cyclicality of the financial markets and of segments within the markets.

    The VALUE INDEX FUND earned the lowest total return of our four large-cap index funds but notched the best relative performance. The fund's return of 12.6% topped the 11.2% return of the average large-cap value fund and fell just shy of the 12.7% return of the S&P 500/BARRA Value Index.

    Just what constitutes a growth company or a value company is subject to debate. The S&P 500/BARRA Growth and S&P 500/BARRA Value Indexes are constructed by ranking all the S&P 500 stocks according to the ratio of current price to book value (a company's net worth, or its assets, minus its debts). The stocks are then divided between the two indexes in such a way that each represents half of the S&P 500's market value. The stocks with the highest price/book ratios are assigned to the Growth Index, and the remainder populate the Value Index. Standard & Poor's reexamines the two indexes twice a year, reassigning stocks when necessary to keep the balance.

    Because of the huge rise in market value for a number of growth companies-- especially in the technology arena--it now takes only about 100 stocks to constitute the growth half of the S&P 500 Index, down from about 230 a decade ago. Consequently, there are now about 400 stocks in the S&P 500/BARRA Value Index. The market and both indexes are more growth-oriented than ever. And the Growth Index has become more concentrated. In fact, the four biggest holdings in the index represent more than 25% of the fund's assets, and its top ten holdings represent more than 45% of its assets. The risks of such concentration are significant.

    In each of our large-cap stock index funds--and for all of our stock index funds, for that matter--Vanguard's Core Management Group has done an excellent job of keeping our funds closely in line with their unmanaged benchmarks. Our funds incur operating expenses, albeit at very low levels, while the theoretical indexes do not. This handicap makes matching the index returns a difficult task. However, through deft and efficient management, the Core Management Group has helped our funds overcome most-- or even all--of our cost handicap. As noted earlier, the 500, Total Market, and Growth Index Funds actually slightly outpaced their benchmarks. Make no mistake about it, this is a significant achievement that benefits shareholders by allowing them to capture a larger share of the market's return.

    A year ago in our annual report to you, we wrapped up our discussion of the year's performance by stating that "as far as large-cap stocks are concerned, it doesn't get much better than this" and by cautioning that the stock market might have trouble extending its remarkable run to a fifth year. Happily, the market proved us wrong after its fourth-quarter comeback. However, I'll repeat our message from a year ago, with even greater feeling. Large-cap stocks have occupied the market lead for most of the 1990s, but they surely won't land on top in every year. Smaller stocks ran about even with large-caps in 1999 and will, no doubt, outperform large-caps at some point in the future. Of course, when this shift will occur, and for how long, cannot be predicted.

LONG-TERM PERFORMANCE OVERVIEW

A one-year period is, of course, far too brief for evaluating funds that are designed to help investors reach long-term goals such as retirement. The table at the top of the next page presents the past decade's average annual returns for the 500 Index Fund and its comparative benchmarks. It also presents the results of hypothetical $10,000 investments made ten years ago in the fund, its average competitor, and the S&P 500 Index. In both an absolute and relative sense, our fund's performance during the 1990s was remarkable. Our average annual return of 18.1% over the decade meant that an initial $10,000 investment would have grown to $52,668, nearly $5,500 more than the amount that would have accumulated in our average competing fund. Our return failed to match that of the S&P 500 Index, but not by much. Over the decade, we lagged the index by a total of just $610.

    The longer-term returns of our Growth, Value, and Total Stock Market Index Funds were also excellent, both on an absolute basis and relative to similar mutual funds. The Total Stock Market Index Fund has outperformed the average multi-cap core fund by 2.2 percentage points a year since its April 1992 inception. And since their beginnings in November 1992, the Growth Index Fund has topped its average peer by an annual average of 1.0 percentage point and the Value Index Fund has outpaced the average comparable fund by 1.2 percentage points annually. Each closely tracked its benchmark index.

--------------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                        TEN YEARS ENDED DECEMBER 31, 1999
                                        ----------------------------------
                                         AVERAGE         FINAL VALUE OF
                                         ANNUAL            A $10,000
                                         RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD 500 INDEX FUND                  18.1%              $52,668
Average Large-Cap Core Fund              16.8                47,176
S&P 500 Index Fund                       18.2                53,278
--------------------------------------------------------------------------------

    Compared with a broad group of stock mutual funds, the performance of our 500 and Total Stock Market Index Funds during the past decade was superb. During the ten years ended December 31, the average annual return of Vanguard 500 Index Fund topped the average return of 79% of large-cap core mutual funds. Since its 1992 inception, Vanguard Total Stock Market Index Fund outperformed 78% of multi-cap core funds.

--------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                                            SINCE INCEPTION THROUGH
                                               DECEMBER 31, 1999*
                                         --------------------------------
                                         AVERAGE         FINAL VALUE OF
                                         ANNUAL            A $10,000
                                         RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------------------
GROWTH INDEX FUND                       23.7%                $45,975
Average Large-Cap Growth Fund           22.7                  43,339
S&P 500/BARRA Growth Index              23.8                  46,247
--------------------------------------------------------------------------------
VALUE INDEX FUND                        18.7%                $34,047
Average Large-Cap Value Fund            17.5                  31,760
S&P 500/BARRA Value Index               18.8                  34,352
--------------------------------------------------------------------------------
TOTAL STOCK MARKET INDEX FUND           19.8%                $40,039
Average Multi-Cap Core Fund             17.6                  34,751
Wilshire 5000 Index                     20.1                  40,817
--------------------------------------------------------------------------------

*For Growth and Value Index Funds, inception is November 2, 1992; for the Total Stock Market Index Fund, inception is April 27, 1992.

    The fine performance of our funds versus their competitors is explained by a simple but powerful force: low costs. By holding operating and transaction costs to a minimum, our index funds garner nearly all of the market's return for our shareholders. Competing funds, investing in essentially the same universe of securities, but handicapped by higher expenses, simply are not able, as a group, to match the market over the long haul. The cost difference between our funds and competing funds is significant. Our 500 Index Fund has an expense ratio (annual expenses as a percentage of average net assets) of 0.18%, a fraction of the 1.28% charged by its average peer. The expense ratio of our Growth Index Fund was 0.22%; of the Value Index Fund, 0.22%, and of the Total Stock Market Index Fund, 0.20%.

    The final year of the 1990s capped an amazing decade for stocks. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6% during the 1990s, more than 1 1/2 times the average return of about 11% achieved by stocks since 1925. In part, the outsized returns reflect the underlying growth in the economy and in corporate profits. But part of the gains can be traced to growing optimism about stocks and less fear about their risks. These changes in perception are reflected in the extraordinary rise in the average stock's price/earnings ratio--from about 16 as the decade of the 1990s began to an unprecedented 33 when it ended. No one knows whether or how investor perceptions may change. But the moods of markets, like those of the millions of individuals who make up the markets, can shift dramatically.

    In constructing long-term plans, we believe it is prudent to recognize that financial markets will go through bad times as well as good times and to adopt realistic assumptions about future returns. The odds are heavily stacked against the stock market's repeating its performance of the 1990s in the decade ahead. This isn't a forecast of doom. If inflation remains in the neighborhood of 3% annually, it would take stock returns of only 8% to 9% a year to provide decent real, or inflation-adjusted, returns of 5% to 6%.

IN SUMMARY

As we enter a new century, the temptation for investors to chase hot performance may be stronger than ever. But building an investment program around a relatively narrow group of stocks that have recently skyrocketed is a dangerous--and unnecessary--gamble. The financial markets are ever cyclical. Stocks of all styles and sizes--as well as entire asset classes--move in and out of favor in unpredictable patterns. That is why we recommend that investors hold balanced, diversified portfolios of stock funds, bond funds, and short-term reserves that are suited to their individual goals, investment time horizon, and temperament for risk-taking. Such balanced portfolios are a solid foundation for long-term investment success.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

January 20, 2000




A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

FUND STATISTICS
-------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31, 1999
                                                                             --------------------------------------------
                                          NET ASSET VALUE PER SHARE          DISTRIBUTIONS FROM            DIVIDENDS PER
                                        ------------------------------          NET REALIZED              SHARE FROM NET
U.S. STOCK INDEX FUND                   DEC. 31, 1998    DEC. 31, 1999         CAPITAL GAINS            INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------------
500                                       $113.95           $135.33               $0.995                     $1.410
Growth                                      31.67             39.43                1.040                      0.228
Value                                       22.51             22.89                1.955                      0.362
Total Stock Market                          27.42             33.22                0.320                      0.330
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------
Growth                                     $31.67            $39.44               $1.040                     $0.260
Value                                       22.51             22.89                1.955                      0.384
Total Stock Market                          27.42             33.22                0.320                      0.357
-------------------------------------------------------------------------------------------------------------------------

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the after-tax performance of our large-cap index funds. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

    The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

    - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

    - The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

    As you can see, for investors in the highest bracket, taxes cut the pretax returns of our funds for 1999 by amounts ranging from 0.8 percentage point to
3.2 percentage points. Comparable mutual funds fared slightly worse. In the large value category, the average fund earned a pretax return in 1999 that was only about half that of the Value Index Fund. Though our average peer lost less to taxes--2.2 percentage points versus 3.2 percentage points--our fund was actually more tax-efficient. That is, it retained a higher proportion of its pretax return.

-------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                              PERIODS ENDED DECEMBER 31, 1999
                                 ----------------------------------------------------------
                                      1 YEAR             5 YEARS*            10 YEARS**
                                 ----------------------------------------------------------
                                 PRETAX  AFTER-TAX   PRETAX  AFTER-TAX   PRETAX   AFTER-TAX
-------------------------------------------------------------------------------------------
Vanguard 500 Index Fund           21.1%    20.3%      28.5%    27.5%      18.1%     17.0%
Average Large Blend Fund+         19.5     17.5       23.9     21.2       15.7      13.3
-------------------------------------------------------------------------------------------
Vanguard Growth Index Fund        28.8%    27.5%      33.7%    32.7%      23.7%     22.8%
    Institutional Shares          28.9     27.6       31.2     30.1         --        --
Average Large Growth Fund+        38.6     35.9       28.5     25.4         --        --
-------------------------------------------------------------------------------------------
Vanguard Value Index Fund         12.6%     9.4%      22.8%    20.5%      18.7%     16.5%
    Institutional Shares          12.7      9.5        8.8      6.0         --        --
Average Large Value Fund+          6.6      4.4       19.3     16.3         --        --
-------------------------------------------------------------------------------------------
Vanguard Total Stock Market
    Index Fund                    23.8%    22.9%      26.8%    25.8%      19.8%     18.8%
    Institutional Shares          23.9     23.0       22.6     21.6         --        --
Average Large Blend Fund+         19.5     17.5       23.9     21.2         --        --
-------------------------------------------------------------------------------------------

 *Five-year returns are annualized since inception: For Growth Index Fund
  Institutional Shares, inception is May 14, 1998; for Value Index Fund Institutional Shares, July 2, 1998; for Total Stock Market Index Fund Institutional Shares, July 7, 1997.

**For Vanguard Growth and Value Index Funds, returns are annualized since inception on November 2, 1992; for Total Stock Market Index Fund, returns are annualized since inception on April 27, 1992.

 +Based on data from Morningstar, Inc.

    Over the five years ended December 31, 1999, each of our funds was more tax-efficient than its average peer, and each earned a higher return than its average peer both before and after taxes. Over the past decade, the Vanguard 500 Index Fund pummeled its peer group, earning an average pretax return of 18.1% a year and an average after-tax return of 17.0%, while the large-cap blend category provided an average pretax return of 15.7% and an after-tax return of 13.3%

    We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

    Finally, it's important to understand that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. The muscular U.S. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin American economies that had slumped in 1997 and 1998.

    Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

    U.S. economic output increased at an inflation- adjusted rate of about 4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURNS
                                               PERIODS ENDED DECEMBER 31, 1999
                                              ----------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                               21.0%        27.6%         28.6%
   Russell 2000 Index                          21.3         13.1          16.7
   Wilshire 5000 Index                         23.8         26.1          27.1
   MSCI EAFE Index                             27.3         16.1          13.2
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                 -0.8%         5.7%          7.7%
   Lehman 10 Year Municipal Bond Index         -1.3          4.8           7.1
   Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                   4.7          5.0           5.2
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         2.7%         2.0%          2.4%
--------------------------------------------------------------------------------

    The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

    Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

    Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

    The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.

    At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

    Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%. Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggestgains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

    Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

    Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

FUND PROFILE
500 INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                500 INDEX          S&P 500
----------------------------------------------------------
Number of Stocks                       507             500
Median Market Cap                   $86.7B          $86.7B
Price/Earnings Ratio                 29.8x           29.8x
Price/Book Ratio                      5.5x            5.5x
Yield                                 1.0%            1.1%
Return on Equity                     23.4%           23.4%
Earnings Growth Rate                 16.6%           16.6%
Foreign Holdings                      1.3%            1.3%
Turnover Rate                           6%              --
Expense Ratio                        0.18%              --
Cash Reserves                         0.0%              --

INVESTMENT FOCUS
----------------------------------------------------------
STYLE
MARKET CAP           Large         Blend

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Microsoft Corp.                                    4.9%
General Electric Co.                               4.1
Cisco Systems, Inc.                                2.8
Wal-Mart Stores, Inc.                              2.5
Exxon Mobil Corp.                                  2.3
Intel Corp.                                        2.2
Lucent Technologies, Inc.                          1.9
International Business Machines Corp.              1.6
Citigroup, Inc.                                    1.5
America Online, Inc.                               1.4
-------------------------------------------------------

VOLATILITY MEASURES
----------------------------------------------------------
                                 500 INDEX         S&P 500
----------------------------------------------------------
R-Squared                             1.00            1.00
Beta                                  1.00            1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998               DECEMBER 31, 1999
                                                          --------------------------------------------------------------
                                                                  500 INDEX              500 INDEX          S&P 500
------------------------------------------------------------------------------------------------------------------------
Auto & Transportation                                                2.5%                   1.9%              1.9%
Consumer Discretionary                                              12.0                   13.9              13.9
Consumer Staples                                                     9.8                    6.3               6.3
Financial Services                                                  16.2                   13.8              13.8
Health Care                                                         12.5                    9.3               9.3
Integrated Oils                                                      5.2                    4.8               4.8
Other Energy                                                         0.9                    1.3               1.3
Materials & Processing                                               3.7                    3.2               3.2
Producer Durables                                                    3.2                    3.6               3.6
Technology                                                          16.7                   25.4              25.4
Utilities                                                           11.7                   10.2              10.2
Other                                                                5.6                    6.3               6.3
------------------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FUND PROFILE
GROWTH INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                              GROWTH INDEX         S&P 500
----------------------------------------------------------
Number of Stocks                       110             500
Median Market Cap                  $152.9B          $86.7B
Price/Earnings Ratio                 49.9x           29.8x
Price/Book Ratio                     15.2x            5.5x
Yield                                 0.5%            1.1%
Yield--Institutional Shares           0.6%            1.1%
Return on Equity                     29.6%           23.4%
Earnings Growth Rate                 23.8%           16.6%
Foreign Holdings                      0.5%            1.3%
Turnover Rate                          33%             --
Expense Ratio                        0.22%             --
Expense Ratio--
    Institutional Shares             0.12%             --
Cash Reserves                         0.0%             --

INVESTMENT FOCUS
----------------------------------------------------------
STYLE                                             Growth
MARKET CAP            Large

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Microsoft Corp.                                    9.3%
General Electric Co.                               7.8
Cisco Systems, Inc.                                5.4
Wal-Mart Stores, Inc.                              4.7
Intel Corp.                                        4.2
Lucent Technologies, Inc.                          3.6
International Business Machines Corp.              3.0
America Online, Inc.                               2.6
SBC Communications Inc.                            2.6
Oracle Corp.                                       2.5
-------------------------------------------------------
Top Ten                                           45.7%

VOLATILITY MEASURES
----------------------------------------------------------
                              GROWTH INDEX         S&P 500
----------------------------------------------------------
R-Squared                             0.94            1.00
Beta                                  1.02            1.00


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998                DECEMBER 31, 1999
                                                         ----------------------------------------------------------------
                                                                GROWTH INDEX             GROWTH INDEX        S&P 500
-------------------------------------------------------------------------------------------------------------------------
Auto & Transportation                                               0.1%                     0.0%               1.9%
Consumer Discretionary                                             11.5                     16.2               13.9
Consumer Staples                                                   16.9                      9.5                6.3
Financial Services                                                  7.8                      2.0               13.8
Health Care                                                        22.0                     14.4                9.3
Integrated Oils                                                     0.0                      0.0                4.8
Other Energy                                                        0.0                      0.0                1.3
Materials & Processing                                              0.7                      0.3                3.2
Producer Durables                                                   1.6                      3.2                3.6
Technology                                                         24.6                     40.6               25.4
Utilities                                                           7.2                      5.0               10.2
Other                                                               7.6                      8.8                6.3
-------------------------------------------------------------------------------------------------------------------------

FUND PROFILE
VALUE INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                               VALUE INDEX         S&P 500
----------------------------------------------------------
Number of Stocks                       398             500
Median Market Cap                   $32.5B          $86.7B
Price/Earnings Ratio                 20.3x           29.8x
Price/Book Ratio                      3.2x            5.5x
Yield                                 1.5%            1.1%
Yield--Institutional Shares           1.6%            1.1%
Return on Equity                     17.3%           23.4%
Earnings Growth Rate                  9.3%           16.6%
Foreign Holdings                      2.2%            1.3%
Turnover Rate                          41%             --
Expense Ratio                        0.22%             --
Expense Ratio--
    Institutional Shares             0.12%             --
Cash Reserves                         0.0%             --


INVESTMENT FOCUS
----------------------------------------------------------
STYLE                 Value
MARKET CAP            Large

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Exxon Mobil Corp.                                  4.8%
Citigroup, Inc.                                    3.2
American International Group, Inc.                 2.9
AT&T Corp.                                         2.8
MCI WorldCom, Inc.                                 2.6
Royal Dutch Petroleum Co. ADR                      2.2
Hewlett-Packard Co.                                2.0
Bell Atlantic Corp.                                1.6
Motorola, Inc.                                     1.5
BellSouth Corp.                                    1.5
-------------------------------------------------------
Top Ten                                           25.1%

VOLATILITY MEASURES
----------------------------------------------------------
                               VALUE INDEX         S&P 500
----------------------------------------------------------
R-Squared                             0.92            1.00
Beta                                  0.98            1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998               DECEMBER 31, 1999
                                                         -----------------------------------------------------------------
                                                                 VALUE INDEX             VALUE INDEX          S&P 500
--------------------------------------------------------------------------------------------------------------------------
Auto & Transportation                                               5.2%                    4.1%               1.9%
Consumer Discretionary                                             12.8                    11.3               13.9
Consumer Staples                                                    2.2                     2.8                6.3
Financial Services                                                 25.3                    27.0               13.8
Health Care                                                         2.2                     3.5                9.3
Integrated Oils                                                    11.0                    10.2                4.8
Other Energy                                                        1.9                     2.9                1.3
Materials & Processing                                              7.0                     6.4                3.2
Producer Durables                                                   5.0                     4.0                3.6
Technology                                                          7.6                     8.4               25.4
Utilities                                                          16.2                    16.1               10.2
Other                                                               3.6                     3.3                6.3
--------------------------------------------------------------------------------------------------------------------------

FUND PROFILE
TOTAL STOCK MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                               TOTAL STOCK        WILSHIRE
                              MARKET INDEX            5000
----------------------------------------------------------
Number of Stocks                     3,375           7,093
Median Market Cap                   $41.9B          $41.9B
Price/Earnings Ratio                 27.8x           27.8x
Price/Book Ratio                      5.0x            5.0x
Yield                                 1.0%            1.1%
Yield--Institutional Shares           1.1%            1.1%
Return on Equity                     22.4%           22.4%
Earnings Growth Rate                 17.5%           17.5%
Foreign Holdings                      0.0%            0.0%
Turnover Rate                           3%             --
Expense Ratio                        0.20%             --
Expense Ratio--
    Institutional Shares             0.10%             --
Cash Reserves                         0.0%             --

INVESTMENT FOCUS
----------------------------------------------------------
STYLE                             Blend
MARKET CAP          Large

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Microsoft Corp.                                    3.7%
General Electric Co.                               3.2
Cisco Systems, Inc.                                2.2
Wal-Mart Stores, Inc.                              1.9
Exxon Mobil Corp.                                  1.7
Intel Corp.                                        1.7
Lucent Technologies, Inc.                          1.5
International Business Machines Corp.              1.2
Citigroup, Inc.                                    1.2
American International Group, Inc.                 1.0
-------------------------------------------------------
Top Ten                                           19.3%

VOLATILITY MEASURES
----------------------------------------------------------
                               TOTAL STOCK
                              MARKET INDEX         S&P 500
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  1.02            1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998               DECEMBER 31, 1999
                                                         -------------------------------------------------------------------
                                                                 TOTAL STOCK            TOTAL STOCK            WILSHIRE
                                                                MARKET INDEX           MARKET INDEX              5000
----------------------------------------------------------------------------------------------------------------------------
Auto & Transportation                                               2.8%                   2.0%                  2.0%
Consumer Discretionary                                             14.0                   15.9                  15.9
Consumer Staples                                                    7.9                    5.2                   5.2
Financial Services                                                 17.9                   14.4                  14.4
Health Care                                                        11.8                    8.9                   8.9
Integrated Oils                                                     3.4                    3.0                   3.0
Other Energy                                                        1.3                    1.7                   1.7
Materials & Processing                                              4.1                    3.3                   3.3
Producer Durables                                                   3.6                    3.3                   3.3
Technology                                                         16.6                   27.2                  27.2
Utilities                                                          11.3                   10.2                  10.2
Other                                                               5.3                    4.9                   4.9
----------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
500 INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1979-DECEMBER 31, 1999
----------------------------------------------------------------
                      500 INDEX FUND                S&P 500
FISCAL       CAPITAL     INCOME        TOTAL         TOTAL
YEAR         RETURN      RETURN        RETURN        RETURN
----------------------------------------------------------------
1980          25.5%       6.4%          31.9%        32.4%
1981          -9.8        4.6           -5.2         -4.9
1982          14.8        6.2           21.0         21.5
1983          16.2        5.1           21.3         22.5
1984           1.5        4.7            6.2          6.3
1985          26.1        5.1           31.2         31.8
1986          14.0        4.1           18.1         18.7
1987           2.3        2.4            4.7          5.3
1988          11.6        4.6           16.2         16.6
1989          26.7        4.7           31.4         31.7
1990          -6.8        3.5           -3.3         -3.1
1991          26.3        3.9           30.2         30.5
1992           4.4        3.0            7.4          7.6
1993           7.1        2.8            9.9         10.1
1994          -1.5        2.7            1.2          1.3
1995          34.4        3.0           37.4         37.6
1996          20.5        2.4           22.9         23.0
1997          31.1        2.1           33.2         33.4
1998          27.0        1.6           28.6         28.6
1999          19.7        1.4           21.1         21.0
----------------------------------------------------------------

See Financial Highlights table on page 34 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1989-DECEMBER 31, 1999
-----------------------------------------------------------
                         Average
             500 Index   Large-Cap
             Fund        Core Fund   S&P 500 Index
1989 12     $10000      $10000      $10000
1990 03       9692        9784        9699
1990 06      10293       10441       10309
1990 09       8876        9039        8892
1990 12       9663        9720        9690
1991 03      11060       11184       11097
1991 06      11027       11105       11072
1991 09      11608       11761       11664
1991 12      12578       12837       12642
1992 03      12252       12676       12322
1992 06      12480       12620       12557
1992 09      12863       12897       12953
1992 12      13505       13778       13605
1993 03      14087       14361       14199
1993 06      14147       14489       14268
1993 09      14502       14905       14637
1993 12      14834       15240       14976
1994 03      14262       14758       14408
1994 06      14317       14655       14469
1994 09      15010       15197       15176
1994 12      15001       15028       15174
1995 03      16456       16307       16651
1995 06      18015       17745       18241
1995 09      19443       18981       19690
1995 12      20610       19888       20876
1996 03      21709       20996       21996
1996 06      22674       21837       22983
1996 09      23364       22418       23694
1996 12      25316       23969       25669
1997 03      25979       24339       26357
1997 06      30501       28324       30958
1997 09      32781       30285       33277
1997 12      33709       30746       34233
1998 03      38396       34973       39008
1998 06      39656       35972       40296
1998 09      35708       31663       36288
1998 12      43344       38558       44016
1999 03      45500       40589       46209
1999 06      48684       43317       49466
1999 09      45637       40446       46377
1999 12      52668       47176       53278

                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                          PERIODS ENDED DECEMBER 31, 1999
                                                         ---------------------------------     FINAL VALUE OF A
                                                         1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
500 Index Fund*                                          21.07%       28.49%       18.07%          $52,668
Average Large-Cap Core Fund**                            22.35        25.71        16.78            47,176
S&P 500 Index                                            21.04        28.56        18.21            53,278
----------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
500 Index Fund*                                  8/31/1976     21.07%        28.49%        15.38%      2.69%       18.07%
-----------------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
GROWTH INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: NOVEMBER 2, 1992-DECEMBER 31, 1999
------------------------------------------------------------
                     GROWTH INDEX FUND               S&P*
FISCAL       CAPITAL     INCOME        TOTAL         TOTAL
YEAR         RETURN      RETURN        RETURN        RETURN
------------------------------------------------------------
1992           2.6%       0.6%          3.2%          3.5%
1993          -0.6        2.1           1.5           1.7
1994           0.8        2.1           2.9           3.1
1995          35.9        2.2          38.1          38.1
1996          22.0        1.7          23.7          24.0
1997          34.8        1.5          36.3          36.5
1998          41.1        1.1          42.2          42.2
1999          27.9        0.9          28.8          28.2
------------------------------------------------------------

*S&P 500/BARRA Growth Index.

See Financial Highlights table on page 35 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 2, 1992-DECEMBER 31, 1999
-----------------------------------------------------------
             Growth      Average
             Index       Large-Cap     S&P* Total
             Fund        Growth Fund   Return
11/3/96     $10000      $10000        $10000
1992 12      10319       10384         10348
1993 03      10257       10502         10297
1993 06      10043       10563         10084
1993 09      10030       11112         10080
1993 12      10466       11347         10521
1994 03       9999       10924         10067
1994 06       9986       10599         10058
1994 09      10698       11237         10776
1994 12      10758       11099         10850
1995 03      11802       11934         11916
1995 06      13019       13295         13148
1995 09      14051       14474         14191
1995 12      14843       14735         14988
1996 03      15477       15530         15637
1996 06      16534       16315         16732
1996 09      17112       16936         17322
1996 12      18356       17761         18580
1997 03      19003       17644         19244
1997 06      22845       20839         23147
1997 09      24174       22791         24506
1997 12      25016       22733         25367
1998 03      29067       26148         29492
1998 06      30755       27605         31219
1998 09      28533       24641         28958
1998 12      35561       31384         36061
1999 03      38012       34055         38543
1999 06      39491       35213         40020
1999 09      38097       33970         38622
1999 12      45975       43339         46247

                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                          PERIODS ENDED DECEMBER 31, 1999
                                                         ----------------------------------
                                                                                    SINCE      FINAL VALUE OF A
                                                         1 YEAR       5 YEARS     INCEPTION   $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Growth Index Fund*                                       28.76%       33.65%        23.74%          $45,975
Average Large-Cap Growth Fund**                          38.09        31.32         22.73            43,339
S&P 500/BARRA Growth Index                               28.25        33.64         23.84            46,247
----------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Growth Index Fund*                               11/2/1992     28.76%        33.65%        21.98%       1.76%       23.74%
--------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
GROWTH INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 14, 1998-DECEMBER 31, 1999
---------------------------------------------------------
                    GROWTH INDEX FUND
                   INSTITUTIONAL SHARES             S&P*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1998          20.0%       0.8%        20.8%        20.6%
1999          28.0        0.9         28.9         28.2
---------------------------------------------------------

*S&P 500/BARRA Growth Index.

See Financial Highlights table on page 35 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MAY 14, 1998-DECEMBER 31, 1999
-------------------------------------------------------
             Growth
             Index  Fund       Average
             Institutional     Large-Cap
             Shares            Growth Fund       S&P* Total Return
5/15/2002   $10000000         $10000000         $10000000
1998 06      10441710          10375761          10440916
1998 09       9690504           9262621           9684660
1998 12      12078723          11775298          12060212
1999 03      12915011          12775021          12890201
1999 06      13425372          13251525          13384152
1999 09      12952276          12769449          12916775
1999 12      15570548          16260509          15466848

                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                           PERIODS ENDED DECEMBER 31, 1999       FINAL VALUE OF A
                                                         -----------------------------------       $10,000,000
                                                         1 YEAR              SINCE INCEPTION       INVESTMENT
-----------------------------------------------------------------------------------------------------------------
Growth Index Fund Institutional Shares                   28.91%                  31.15%            $15,570,548
Average Large-Cap Growth Fund*                           38.09                   34.68              16,260,509
S&P 500/BARRA Growth Index                               28.25                   30.61              15,466,848
-----------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                              INCEPTION                   --------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Growth Index Fund Institutional Shares                        5/14/1998     28.91%        30.03%        1.12%      31.15%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
VALUE INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: NOVEMBER 2, 1992-DECEMBER 31, 1999
------------------------------------------------------------
                    VALUE INDEX FUND               S&P*
FISCAL      CAPITAL     INCOME       TOTAL         TOTAL
YEAR        RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1992         3.0%        0.7%         3.7%          3.8%
1993        14.6         3.7         18.3          18.6

1994        -4.0         3.3         -0.7          -0.6
1995        33.0         3.9         36.9          37.0
1996        19.1         2.8         21.9          22.0
1997        27.4         2.4         29.8          30.0
1998        12.8         1.8         14.6          14.7
1999        10.8         1.8         12.6          12.7
------------------------------------------------------------

*S&P 500/BARRA Value Index.

See Financial Highlights table on page 36 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: NOVEMBER 2, 1992-DECEMBER 31, 1999
----------------------------------------------------------
             Value       Average
             Index       Large-Cap     S&P 500/ BARRA
             Fund        Value Fund    Value Index
11/3/96     $10000      $10000        $10000
1992 12      10370       10333         10381
1993 03      11315       10860         11340
1993 06      11629       10952         11657
1993 09      12218       11356         12260
1993 12      12265       11622         12311
1994 03      11856       11210         11909
1994 06      11970       11218         12019
1994 09      12267       11673         12327
1994 12      12168       11595         12233
1995 03      13339       12565         13412
1995 06      14493       13631         14580
1995 09      15654       14604         15740
1995 12      16655       15421         16759
1996 03      17708       16227         17830
1996 06      18074       16761         18195
1996 09      18533       17252         18676
1996 12      20287       18690         20445
1997 03      20625       19013         20805
1997 06      23607       21860         23816
1997 09      25757       23561         25999
1997 12      26316       23955         26575
1998 03      29344       26728         29646
1998 06      29496       26918         29799
1998 09      25670       24094         25951
1998 12      30159       28554         30475
1999 03      30996       29276         31343
1999 06      34326       31602         34728
1999 09      31150       29076         31524
1999 12      34047       31760         34352

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED DECEMBER 31, 1999
                                                      ---------------------------------
                                                                                SINCE       FINAL VALUE OF A
                                                      1 YEAR      5 YEARS     INCEPTION    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------
Value Index Fund*                                     12.57%       22.82%       18.66%           $34,047
Average Large-Cap Value Fund**                        11.23        22.33        17.51             31,760
S&P 500/BARRA Value Index                             12.72        22.94        18.81             34,352
-------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                                --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Value Index Fund*                                11/2/1992     12.57%        22.82%       15.79%       2.87%        18.66%
--------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
VALUE INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JULY 2, 1998-DECEMBER 31, 1999
---------------------------------------------------------
                     VALUE INDEX FUND
                   INSTITUTIONAL SHARES             S&P*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1998          -0.4%       1.1%         0.7%         0.6%
1999          10.8        1.9         12.7         12.7
---------------------------------------------------------

*S&P 500/BARRA Value Index.

See Financial Highlights table on page 36 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: JULY 2, 1998-DECEMBER 31, 1999
-------------------------------------------------------
             Value
             Index Fund       Average      S&P 500/
             Institutional    Large-Cap    BARRA Value
             Shares           Value Fund   Index
7/3/2002    $10000000        $10000000    $10000000
1998 09       8569356          8730146      8569430
1998 12      10069366         10359716     10063489
1999 03      10351547         10642536     10350180
1999 06      11467489         11545903     11467982
1999 09      10409935         10535540     10409894
1999 12      11345649         11523112     11343844

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                                    PERIODS ENDED DECEMBER 31, 1999      FINAL VALUE OF A
                                                                  -----------------------------------      $10,000,000
                                                                  1 YEAR              SINCE INCEPTION       INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
         Value Index Fund Institutional Shares                    12.67%                   8.79%            $11,345,649
         Average Large-Cap Value Fund*                            11.23                    9.92              11,523,112
         S&P 500/BARRA Value Index                                12.72                    8.78              11,343,844
-----------------------------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                              INCEPTION                   -------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Value Index Fund Institutional Shares                         7/2/1998      12.67%         6.82%        1.97%       8.79%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
TOTAL STOCK MARKET INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: APRIL 27, 1992-DECEMBER 31, 1999
----------------------------------------------------------
             TOTAL STOCK MARKET INDEX FUND        WILSHIRE
                                                    5000
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1992          8.1%        2.3%       10.4%         10.7%
1993          8.1         2.5        10.6          11.2
1994         -2.5         2.3        -0.2          -0.1
1995         33.1         2.7        35.8          36.4
1996         18.9         2.1        21.0          21.3
1997         29.0         2.0        31.0          31.3
1998         21.7         1.6        23.3          23.4
1999         22.4         1.4        23.8          23.8
----------------------------------------------------------

See Financial Highlights table on page 37 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: APRIL 27, 1992-DECEMBER 31, 1999
--------------------------------------------------------
             Total
             Stock
             Market     Average     Wilshire 5000
             Index      Multi-Cap   Total Market
             Fund       Core Fund   Index
4/28/96     $10000      $10000      $10000
1992 06      10010        9976       10012
1992 09      10307       10259       10315
1992 12      11037       11059       11069
1993 03      11474       11405       11531
1993 06      11555       11487       11628
1993 09      11976       11908       12093
1993 12      12202       12243       12312
1994 03      11748       11880       11852
1994 06      11641       11709       11757
1994 09      12294       12221       12397
1994 12      12176       12048       12300
1995 03      13289       12997       13409
1995 06      14515       14148       14664
1995 09      15811       15187       16003
1995 12      16528       15797       16780
1996 03      17439       16736       17732
1996 06      18179       17425       18520
1996 09      18688       17947       19035
1996 12      19989       19081       20349
1997 03      20119       19142       20464
1997 06      23499       22025       23921
1997 09      25790       24124       26271
1997 12      26180       24041       26728
1998 03      29655       27142       30283
1998 06      30199       27397       30850
1998 09      26553       23622       27151
1998 12      32264       28380       32978
1999 03      33458       29129       34248
1999 06      36092       31720       36868
1999 09      33771       29596       34486
1999 12      40039       34751       40817


                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                          PERIODS ENDED DECEMBER 31, 1999
                                                         ----------------------------------
                                                                                    SINCE      FINAL VALUE OF A
                                                         1 YEAR       5 YEARS     INCEPTION   $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund*                           23.81%       26.84%       19.80%          $40,039
Average Multi-Cap Core Fund**                            22.45        23.60        17.61            34,751
Wilshire 5000 Total Market Index                         23.77        27.11        20.11            40,817
----------------------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund*                   4/27/1992      23.81%      26.84%        17.58%        2.22%      19.80%
-------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: JULY 7, 1997-DECEMBER 31, 1999
----------------------------------------------------------
      TOTAL STOCK MARKET INDEX FUND               WILSHIRE
      INSTITUTIONAL SHARES                          5000
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1997          7.6%       1.0%         8.6%          8.8%
1998         21.7        1.7         23.4          23.4
1999         22.4        1.5         23.9          23.8
----------------------------------------------------------

See Financial Highlights table on page 37 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: JULY 7, 1997-DECEMBER 31, 1999
--------------------------------------------------------
             Total Stock
             Market Index Fund    Average
             Institutional        Multi-Cap      Wilshire 5000
             Shares               Core Fund      Total Market Index
7/8/2001    $10000000            $10000000      $10000000
1997 09      10691227             10909750       10698798
1997 12      10859588             10748130       10884894
1998 03      12306072             12028232       12332732
1998 06      12532590             12011035       12563955
1998 09      11022639             10215890       11057291
1998 12      13398011             12308759       13430560
1999 03      13896941             12456437       13947556
1999 06      15000654             13657748       15014590
1999 09      14035874             13008914       14044566
1999 12      16603598             15480321       16622858



                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED DECEMBER 31, 1999
                                                                  -------------------------------            FINAL VALUE OF A
                                                                  1 YEAR              SINCE INCEPTION        $10,000,000 INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
         Total Stock Market Index Fund Institutional Shares       23.93%               22.64%                    $16,603,598
         Average Multi-Cap Core Fund*                             22.45                19.23                      15,480,321
         Wilshire 5000 Total Market Index                         23.77                22.69                      16,622,858
------------------------------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SINCE INCEPTION
                                                                  INCEPTION                 ----------------------------------------
                                                                  DATE        1 YEAR        CAPITAL      INCOME       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund Institutional Shares                7/7/1997    23.93%        20.90%        1.74%      22.64%
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1999

The Statements of Net Assets--integral parts of the Financial Statements for the Vanguard 500 Index, Growth Index, Value Index, and Total Stock Market Index Funds--are included as an insert to this report (except for the 500 Index Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
500 INDEX FUND                               SHARES        (000)
------------------------------------------------------------------
COMMON STOCKS (99.9%)(1)
------------------------------------------------------------------
-  Microsoft Corp.                       43,806,241   $ 5,114,379
   General Electric Co.                  27,853,005     4,310,253
-  Cisco Systems, Inc.                   27,767,465     2,974,590
   Wal-Mart Stores, Inc.                 37,790,522     2,612,270
   Exxon Mobil Corp.                     29,319,160     2,362,025
   Intel Corp.                           28,363,603     2,334,679
   Lucent Technologies, Inc.             26,598,579     1,989,906
   International Business
    Machines Corp.                       15,303,339     1,652,761
   Citigroup, Inc.                       28,620,076     1,590,203
-  America Online, Inc.                  18,978,270     1,431,673
   American International
    Group, Inc.                          13,142,292     1,421,010
   SBC Communications Inc.               28,961,046     1,411,851
   AT&T Corp.                            27,127,702     1,376,731
-  Oracle Corp.                          12,086,309     1,354,422
   Home Depot, Inc.                      19,542,971     1,339,915
   Merck & Co., Inc.                     19,843,619     1,330,763
-  MCI WorldCom, Inc.                    24,087,588     1,278,148
   Procter & Gamble Co.                  11,156,691     1,222,355
   The Coca-Cola Co.                     20,969,054     1,221,447
   Nortel Networks Corp.                 11,338,719     1,145,211
   Royal Dutch Petroleum
    Co. ADR                              18,202,667     1,100,124
-  Dell Computer Corp.                   21,569,164     1,100,027
   Johnson & Johnson                     11,805,190     1,099,358
   Bristol-Myers Squibb Co.              16,840,622     1,080,957
   Pfizer, Inc.                          32,869,115     1,066,192
-  Sun Microsystems, Inc.                13,261,708     1,026,953
-  QUALCOMM, Inc.                         5,601,384       986,544
   Hewlett-Packard Co.                    8,650,806       985,651
-  Yahoo!, Inc.                           2,234,745       966,946
-  EMC Corp.                              8,638,142       943,717
   Bell Atlantic Corp.                   13,183,101       811,585
   Time Warner, Inc.                     10,919,200       790,960
   Motorola, Inc.                         5,170,680       761,383
   BellSouth Corp.                       15,979,997       748,064
   Bank of America Corp.                 14,491,510       727,293
   Morgan Stanley Dean
    Witter & Co.                          4,727,101       674,794
   Texas Instruments, Inc.                6,808,527       659,576
   American Express Co.                   3,800,496       631,832
   Eli Lilly & Co.                        9,258,017       615,658
   Warner-Lambert Co.                     7,292,813       597,555
   E.I. du Pont de Nemours & Co.          8,867,499       584,146
   GTE Corp.                              8,249,952       582,137
   Wells Fargo Co.                       13,938,778       563,649
   Tyco International Ltd.               14,343,356       557,598
   Ford Motor Co.                        10,254,357       547,967
   The Chase Manhattan Corp.              7,000,224       543,830
   Fannie Mae                             8,701,105       543,275
   Schering-Plough Corp.                 12,471,736       526,151
-  Amgen, Inc.                            8,669,407       520,706

------------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
                                            SHARES          (000)
------------------------------------------------------------------
   The Walt Disney Co.                   17,506,768    $  512,073
   Sprint Corp.                           7,398,117       497,986
   Chevron Corp.                          5,571,351       482,618
   Abbott Laboratories                   13,051,088       473,918
   Philip Morris Cos., Inc.              20,082,272       465,658
   McDonald's Corp.                      11,499,746       463,584
   American Home
    Products Corp.                       11,084,565       437,148
   PepsiCo, Inc.                         12,355,076       435,516
-  CBS Corp.                              6,471,907       413,798
-  Applied Materials, Inc.                3,212,534       406,988
-  MediaOne Group, Inc.                   5,195,457       399,076
   General Motors Corp.                   5,433,680       394,961
   Compaq Computer Corp.                 14,431,108       390,542
   Honeywell International Inc.           6,720,400       387,683
   Gillette Co.                           9,104,018       374,972
-  Sprint PCS                             3,657,605       374,905
   Medtronic, Inc.                       10,147,285       369,742
-  Viacom Inc. Class B                    5,773,725       348,950
   The Gap, Inc.                          7,267,046       334,284
   Minnesota Mining &
    Manufacturing Co.                     3,409,149       333,670
   The Boeing Co.                         7,935,635       329,825
-  Global Crossing Ltd.                   6,445,491       322,275
   Colgate-Palmolive Co.                  4,948,971       321,683
   Computer Associates
    International, Inc.                   4,576,098       320,041
-  NEXTEL Communications, Inc.            3,083,607       317,997
   Bank One Corp.                         9,733,993       312,096
   U S WEST, Inc.                         4,289,819       308,867
   Kimberly-Clark Corp.                   4,620,311       301,475
   Automatic Data Processing, Inc.        5,306,890       285,909
   Comcast Corp.-Special Class A          5,590,944       282,692
   Anheuser-Busch Cos., Inc.              3,947,921       279,809
   Freddie Mac                            5,901,293       277,730
   First Union Corp.                      8,385,442       275,147
   Dayton Hudson Corp.                    3,738,891       274,575
   FleetBoston Financial Corp.            7,776,755       270,728
   Enron Corp.                            6,075,223       269,588
   Corning, Inc.                          2,077,388       267,853
   Electronic Data Systems Corp.          3,995,734       267,464
   Charles Schwab Corp.                   6,961,118       267,133
   Unilever NV ADR                        4,852,003       264,131
   United Technologies Corp.              4,062,030       264,032
   Merrill Lynch & Co., Inc.              3,146,793       262,757
   Schlumberger Ltd.                      4,667,967       262,573
   Alcoa Inc.                             3,112,525       258,340
-  Clear Channel
    Communications, Inc.                  2,873,758       256,483
   Texaco Inc.                            4,692,083       254,839
   Carnival Corp.                         5,237,332       250,410
   The Bank of New York Co., Inc.         6,251,673       250,067
   Walgreen Co.                           8,518,454       249,165
   Dow Chemical Co.                       1,860,726       248,640
   Atlantic Richfield Co.                 2,739,830       236,995
-  Solectron Corp.                        2,486,817       236,558
   ALLTEL Corp.                           2,665,110       220,371
-  Tellabs, Inc.                          3,415,096       219,206
   Marsh & McLennan Cos., Inc.            2,264,946       216,727
   Emerson Electric Co.                   3,688,493       211,627
   International Paper Co.                3,515,376       198,399
   Pharmacia & Upjohn, Inc.               4,397,033       197,866
   Lowe's Cos., Inc.                      3,244,212       193,842
-  Gateway, Inc.                          2,687,223       193,648
   Gannett Co., Inc.                      2,366,041       192,980
   Monsanto Co.                           5,387,582       191,933
   Fifth Third Bancorp                    2,607,705       191,340
   SunTrust Banks, Inc.                   2,716,271       186,913
   J.P. Morgan & Co., Inc.                1,469,113       186,026
   MBNA Corp.                             6,806,252       185,470
-  Micron Technology, Inc.                2,290,829       178,112
   Eastman Kodak Co.                      2,679,231       177,499
   Firstar Corp.                          8,319,222       175,744
   First Data Corp.                       3,555,765       175,344
   Illinois Tool Works, Inc.              2,547,630       172,124
-  Costco Wholesale Corp.                 1,880,279       171,575
   Sara Lee Corp.                         7,714,438       170,200
   Associates First Capital Corp.         6,180,712       169,583
   The Seagram Co. Ltd.                   3,680,270       165,382
-  BMC Software, Inc.                     2,055,499       164,311
   Allstate Corp.                         6,837,472       164,099
-  Cendant Corp.                          6,034,744       160,298
   American General Corp.                 2,097,821       159,172
   Duke Energy Corp.                      3,104,434       155,610
   Baxter International, Inc.             2,471,445       155,238
-  Safeway, Inc.                          4,319,293       153,605
   Halliburton Co.                        3,745,486       150,756
   Omnicom Group Inc.                     1,506,505       150,651
   Household International, Inc.          4,005,223       149,195
   U.S. Bancorp                           6,175,843       147,062
   Mellon Financial Corp.                 4,315,806       147,007
   Weyerhaeuser Co.                       1,993,233       143,139
   Caterpillar, Inc.                      3,018,198       142,044
   Campbell Soup Co.                      3,631,967       140,512
-  Apple Computer, Inc.                   1,365,703       140,411
   Columbia/HCA Healthcare Corp.          4,789,773       140,400
-  3Com Corp.                             2,931,855       137,797
-  Analog Devices, Inc.                   1,481,060       137,739
   Interpublic Group of Cos., Inc.        2,382,031       137,413
   Southern Co.                           5,712,791       134,251
-  Computer Sciences Corp.                1,413,451       133,748
-  The Kroger Co.                         7,063,139       133,317
   CVS Corp.                              3,325,337       132,806
   Conoco Inc. Class B                    5,323,549       132,423
-  AES Corp.                              1,749,646       130,786
   Xerox Corp.                            5,639,302       127,942
   Washington Mutual, Inc.                4,900,983       127,426
   CIGNA Corp.                            1,578,483       127,167
-  General Instrument Corp.               1,477,376       125,577
   Bestfoods                              2,367,831       124,459
   National City Corp.                    5,234,144       123,984
-  Xilinx, Inc.                           2,706,010       123,039
-  Guidant Corp.                          2,609,330       122,639
   H.J. Heinz Co.                         3,042,405       121,126
   NIKE, Inc. Class B                     2,377,337       117,827
   Wachovia Corp.                         1,721,238       117,044
   Albertson's, Inc.                      3,589,336       115,756
   Cardinal Health, Inc.                  2,380,351       113,959

------------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
500 INDEX FUND                              SHARES         (000)
------------------------------------------------------------------
-  Compuware Corp.                        3,037,972    $  113,164
-  Novell, Inc.                           2,838,640       113,013
   Williams Cos., Inc.                    3,685,842       112,649
   Tribune Co.                            2,017,345       111,080
   PNC Bank Corp.                         2,495,334       111,042
   Sysco Corp.                            2,795,576       110,600
   Providian Financial Corp.              1,203,751       109,617
   Pitney Bowes, Inc.                     2,251,290       108,765
   AFLAC, Inc.                            2,256,730       106,489
   Kellogg Co.                            3,439,662       105,985
   PE Corp.-PE Biosystems Group             875,068       105,282
-  Network Appliance, Inc.                1,260,773       104,723
-  FDX Corp.                              2,534,691       103,764
   The McGraw-Hill Cos., Inc.             1,664,757       102,591
   Phillips Petroleum Co.                 2,150,142       101,057
   The Clorox Co.                         2,003,430       100,923
   Northern Trust Corp.                   1,894,086       100,387
-  Kohl's Corp.                           1,382,071        99,768
   State Street Corp.                     1,357,761        99,201
-  Lexmark International
    Group, Inc. Class A                   1,084,037        98,105
   Sears, Roebuck & Co.                   3,207,790        97,637
   Textron, Inc.                          1,262,470        96,816
   Masco Corp.                            3,787,076        96,097
-  Teradyne, Inc.                         1,454,497        95,997
   Burlington Northern
    Santa Fe Corp.                        3,889,117        94,311
   ConAgra, Inc.                          4,170,870        94,105
   PPG Industries, Inc.                   1,473,739        92,201
   General Mills, Inc.                    2,578,848        92,194
-  ADC Telecommunications, Inc.           1,269,481        92,117
   Union Pacific Corp.                    2,110,183        92,057
   May Department Stores Co.              2,836,526        91,478
   Waste Management, Inc.                 5,256,659        90,349
-  Federated Department
    Stores, Inc.                          1,782,256        90,115
   General Dynamics Corp.                 1,702,758        89,820
   The Hartford Financial
    Services Group Inc.                   1,881,007        89,113
-  Best Buy Co., Inc.                     1,742,672        87,460
-  Comverse Technology, Inc.                601,149        87,016
   Aon Corp.                              2,174,592        86,984
   Lehman Brothers Holdings, Inc.         1,017,481        86,168
   Deere & Co.                            1,983,710        86,043
-  Citrix Systems, Inc.                     699,371        86,023
-  LSI Logic Corp.                        1,262,600        85,226
-  KLA-Tencor Corp.                         763,375        85,021
   KeyCorp                                3,809,113        84,277
   The Chubb Corp.                        1,495,778        84,231
-  AMR Corp.                              1,256,436        84,181
-  Unisys Corp.                           2,630,943        84,026
   Paychex, Inc.                          2,093,409        83,736
   Texas Utilities Co.                    2,346,376        83,443
-  Seagate Technology Inc.                1,768,301        82,337
-  Staples, Inc.                          3,949,062        81,943
   Wrigley, (Wm.) Jr. Co.                   983,552        81,573
   Capital One Financial Corp.            1,676,428        80,783
   Tandy Corp.                            1,640,373        80,686
   The Limited, Inc.                      1,822,775        78,949
   Dover Corp.                            1,728,288        78,421
   Circuit City Stores, Inc.              1,721,767        77,587
   Rockwell International Corp.           1,614,833        77,310
   Edison International                   2,947,343        77,184
   BB&T Corp.                             2,809,206        76,902
-  Boston Scientific Corp.                3,510,752        76,798
   Alcan Aluminium Ltd.                   1,864,346        76,788
   United Healthcare Corp.                1,440,799        76,542
   Ralston-Ralston Purina Group           2,745,429        76,529
   Ingersoll-Rand Co.                     1,388,306        76,444
   Union Carbide Corp.                    1,136,387        75,854
   Rohm & Haas Co.                        1,858,225        75,607
   Delphi Automotive
    Systems Corp.                         4,796,215        75,540
   El Paso Energy Corp.                   1,934,552        75,085
   The Quaker Oats Co.                    1,135,703        74,531
   Georgia Pacific Group                  1,457,152        73,950
   Lockheed Martin Corp.                  3,354,472        73,379
   Coca-Cola Enterprises, Inc.            3,607,521        72,601
   New York Times Co. Class A             1,453,992        71,427
   IMS Health, Inc.                       2,622,521        71,300
   Aetna Inc.                             1,270,566        70,913
   Kansas City Southern
    Industries, Inc.                        937,905        69,991
   Avery Dennison Corp.                     956,336        69,693
   Newell Rubbermaid, Inc.                2,393,166        69,402
   Southwest Airlines Co.                 4,278,618        69,260
   Unocal Corp.                           2,057,593        69,058
   Franklin Resources Corp.               2,140,298        68,623
   Adobe Systems, Inc.                    1,019,891        68,588
   Praxair, Inc.                          1,353,055        68,076
   Avon Products, Inc.                    2,056,554        67,866
   Occidental Petroleum Corp.             3,120,588        67,483
   PG&E Corp.                             3,259,263        66,815
   Marriott International, Inc.
    Class A                               2,111,859        66,656
   Lincoln National Corp.                 1,666,235        66,649
   Norfolk Southern Corp.                 3,229,795        66,211
   Air Products & Chemicals, Inc.         1,948,439        65,394
   UnumProvident Corp.                    2,037,699        65,334
   FPL Group, Inc.                        1,521,563        65,142
   USX-Marathon Group                     2,637,862        65,122
   St. Paul Cos., Inc.                    1,926,062        64,884
   Consolidated Edison Inc.               1,878,177        64,797
   Public Service Enterprise
    Group, Inc.                           1,861,145        64,791
   AmSouth Bancorp                        3,333,138        64,371
   Coastal Corp.                          1,811,629        64,200
   Republic New York Corp.                  889,532        64,046
   Dominion Resources, Inc.               1,624,667        63,768
   Archer-Daniels-Midland Co.             5,186,928        63,216
   Molex, Inc.                            1,112,595        63,070
-  National Semiconductor Corp.           1,456,154        62,342
   Comerica, Inc.                         1,326,912        61,950
-  Tenet Healthcare Corp.                 2,636,099        61,948
-  Parametric Technology Corp.            2,285,659        61,856
   Unicom Corp.                           1,845,023        61,808
   Raytheon Co. Class B                   2,312,736        61,432
   Burlington Resources, Inc.             1,846,282        61,043

------------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
                                             SHARES         (000)
------------------------------------------------------------------
   Jefferson-Pilot Corp.                    888,997     $  60,674
   Barrick Gold Corp.                     3,347,202        59,204
   Baker Hughes, Inc.                     2,791,519        58,796
   Transocean Sedco Forex Inc.            1,741,102        58,653
   Danaher Corp.                          1,208,006        58,286
   CSX Corp.                              1,847,687        57,971
   Reliant Energy, Inc.                   2,511,108        57,442
   SLM Holding Corp.                      1,350,233        57,047
   Becton, Dickinson & Co.                2,124,832        56,839
   CenturyTel, Inc.                       1,185,815        56,178
   Delta Air Lines, Inc.                  1,127,634        56,170
   Hershey Foods Corp.                    1,174,616        55,794
   Allergan, Inc.                         1,120,342        55,737
   PECO Energy Corp.                      1,584,065        55,046
   Loews Corp.                              900,120        54,626
   MGIC Investment Corp.                    896,865        53,980
   McKesson HBOC, Inc.                    2,387,723        53,873
   TJX Cos., Inc.                         2,631,769        53,787
   Entergy Corp.                          2,087,883        53,763
   SouthTrust Corp.                       1,421,656        53,756
   TRW, Inc.                              1,029,119        53,450
   Consolidated Natural Gas Co.             814,342        52,881
   American Electric Power
    Co., Inc.                             1,641,701        52,740
   Dow Jones & Co., Inc.                    759,341        51,635
   Dollar General Corp.                   2,258,004        51,370
   Fort James Corp.                       1,850,433        50,656
   Champion Interanational Corp.            814,870        50,471
-  Tricon Global Restaurants, Inc.        1,304,964        50,404
   Conseco Inc.                           2,778,969        49,674
   Parker Hannifin Corp.                    950,818        48,789
-  PeopleSoft, Inc.                       2,276,309        48,514
   Synovus Financial Corp.                2,375,380        47,211
   Union Planters Corp.                   1,196,998        47,207
   PaineWebber Group, Inc.                1,211,319        47,014
   Regions Financial Corp.                1,865,479        46,870
   Mattel, Inc.                           3,567,375        46,822
   Huntington Bancshares Inc.             1,955,119        46,678
   Phelps Dodge Corp.                       686,509        46,082
   Fortune Brands, Inc.                   1,392,647        46,044
   Golden West Financial Corp.            1,371,606        45,949
   Kerr-McGee Corp.                         733,484        45,476
   Summit Bancorp                         1,483,323        45,427
   Progressive Corp. of Ohio                620,123        45,346
   Eaton Corp.                              622,301        45,195
   FirstEnergy Corp.                      1,988,775        45,120
   MBIA, Inc.                               848,176        44,794
   J.C. Penney Co., Inc.                  2,208,670        44,035
   Willamette Industries, Inc.              946,670        43,961
   Columbia Energy Group                    693,547        43,867
   Cincinnati Financial Corp.             1,399,983        43,662
   Amerada Hess Corp.                       768,821        43,631
-  Adaptec, Inc.                            869,973        43,390
   Bear Stearns Co., Inc.                 1,011,777        43,253
   Ecolab, Inc.                           1,098,667        42,985
   Knight Ridder                            712,633        42,402
-  Kmart Corp.                            4,190,561        42,168
   Dana Corp.                             1,396,513        41,808
-  Bed Bath & Beyond, Inc.                1,187,400        41,262
   Carolina Power & Light Co.             1,354,646        41,232
   Johnson Controls, Inc.                   724,359        41,198
   Whirlpool Corp.                          631,858        41,110
   Reynolds Metals Co.                      533,822        40,904
   Nucor Corp.                              741,049        40,619
   Dun & Bradstreet Corp.                 1,366,268        40,305
-  Cabletron Systems, Inc.                1,532,893        39,855
-  AutoZone Inc.                          1,218,386        39,369
   Black & Decker Corp.                     740,468        38,689
   DTE Energy Co.                         1,231,163        38,628
-  Inco Ltd.                              1,630,152        38,309
   Ameren Corp.                           1,164,675        38,143
   Biomet, Inc.                             953,512        38,140
   W.W. Grainger, Inc.                      793,909        37,959
   T. Rowe Price                          1,025,230        37,869
   The Mead Corp.                           870,487        37,812
   Comcast Corp. Class A                    788,477        37,748
   Genuine Parts Co.                      1,520,654        37,731
   The Goodyear Tire & Rubber Co.         1,326,580        37,393
   Anadarko Petroleum Corp.               1,083,337        36,969
   Scientific-Atlanta, Inc.                 663,192        36,890
   Constellation Energy Group             1,271,362        36,869
-  Sealed Air Corp.                         709,615        36,767
   UST, Inc.                              1,452,122        36,575
   H & R Block, Inc.                        829,407        36,287
-  Advanced Micro Devices, Inc.           1,249,698        36,163
   Central & South West Corp.             1,805,162        36,103
   Leggett & Platt, Inc.                  1,669,767        35,796
   Apache Corp.                             966,259        35,691
   Old Kent Financial Corp.               1,007,568        35,643
-  Wellpoint Health Networks
    Inc. Class A                            540,041        35,609
   Sempra Energy                          2,040,098        35,447
   Florida Progress Corp.                   833,773        35,279
   Newmont Mining Corp.                   1,424,733        34,906
   Maytag Corp.                             720,121        34,566
   The Times Mirror Co. Class A             507,314        33,990
   Vulcan Materials Co.                     849,450        33,925
   International Flavors &
    Fragrances, Inc.                        892,263        33,683
   Bausch & Lomb, Inc.                      487,471        33,361
   Brown-Forman Corp. Class B               581,972        33,318
   Tosco Corp.                            1,221,863        33,219
   Torchmark Corp.                        1,125,769        32,718
   Cinergy Corp.                          1,349,497        32,557
   Cooper Industries, Inc.                  801,981        32,430
-  Owens-Illinois, Inc.                   1,280,555        32,094
   Northrop Grumman Corp.                   589,204        31,854
   Eastman Chemical Co.                     663,843        31,657
   Hasbro, Inc.                           1,652,688        31,504
   GPU, Inc.                              1,047,515        31,360
   Temple-Inland Inc.                       473,618        31,229
   Nordstrom, Inc.                        1,176,277        30,804
   CMS Energy Corp.                         982,841        30,652
-  Office Depot, Inc.                     2,793,910        30,558
   VF Corp.                               1,009,206        30,276
   Winn-Dixie Stores, Inc.                1,263,996        30,257
   Hilton Hotels Corp.                    3,133,116        30,156
-  Toys R Us, Inc.                        2,089,728        29,909

------------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
500 INDEX FUND                              SHARES         (000)
------------------------------------------------------------------
-  ALZA Corp.                               862,588      $ 29,867
   New Century Energies, Inc.               978,356        29,718
   Placer Dome, Inc.                      2,764,170        29,715
   Sherwin-Williams Co.                   1,407,843        29,565
   Fluor Corp.                              643,323        29,512
   Nabisco Group Holdings Corp.           2,770,296        29,434
   PACCAR, Inc.                             664,243        29,434
-  Watson Pharmaceuticals, Inc.             813,256        29,125
-  Harrah's Entertainment, Inc.           1,091,978        28,869
   Equifax, Inc.                          1,207,868        28,460
   PP&L Resources Inc.                    1,219,603        27,898
   Westvaco Corp.                           850,361        27,743
   SAFECO Corp.                           1,112,435        27,672
   Union Pacific Resources
    Group, Inc.                           2,143,071        27,324
   R.R. Donnelley & Sons Co.              1,083,764        26,891
-  Ceridian Corp.                         1,228,303        26,485
   Sigma-Aldrich Corp.                      855,926        25,731
   The BFGoodrich Co.                       931,162        25,607
   Northern States Power Co.              1,312,038        25,585
-  Freeport-McMoRan Copper &
    Gold Inc. Class B                     1,210,482        25,571
-  Navistar International Corp.             539,628        25,565
   Hercules, Inc.                           903,160        25,176
-  Mirage Resorts, Inc.                   1,639,680        25,108
   ITT Industries, Inc.                     745,534        24,929
   USX-U.S. Steel Group                     748,277        24,693
   Rite Aid Corp.                         2,191,504        24,517
   Harcourt General, Inc.                   602,884        24,266
   Countrywide Credit
    Industries, Inc.                        958,667        24,206
   SuperValu Inc.                         1,178,625        23,573
   Crown Cork & Seal Co., Inc.            1,042,018        23,315
   C.R. Bard, Inc.                          434,786        23,044
   The Stanley Works                        756,111        22,778
   Pall Corp.                             1,056,169        22,774
-  Niagara Mohawk Holdings Inc.           1,588,869        22,145
-  St. Jude Medical, Inc.                   718,411        22,046
   Pinnacle West Capital Corp.              718,969        21,973
   Wendy's International, Inc.            1,022,831        21,096
   Darden Restaurants Inc.                1,121,970        20,336
   Engelhard Corp.                        1,072,237        20,238
   Ashland, Inc.                            613,199        20,197
-  Thermo Electron Corp.                  1,339,787        20,097
   Boise Cascade Corp.                      485,766        19,674
-  US Airways Group, Inc.                   608,088        19,497
   Liz Claiborne, Inc.                      507,818        19,107
   Mallinckrodt, Inc.                       594,286        18,906
   Great Lakes Chemical Corp.               494,973        18,902
   Meredith Corp.                           439,396        18,317
   Dillard's Inc.                           905,065        18,271
   Sunoco, Inc.                             768,758        18,066
   Allegheny Technologies Inc.              803,742        18,034
-  Quintiles Transnational Corp.            963,883        18,013
-  HEALTHSOUTH Corp.                      3,321,131        17,851
   Brunswick Corp.                          783,283        17,428
   Homestake Mining Co.                   2,215,246        17,307
   Cummins Engine Co., Inc.                 354,626        17,133
   Deluxe Corp.                             623,108        17,097
   Autodesk, Inc.                           503,913        17,007
   Adolph Coors Co. Class B                 312,371        16,399
   PerkinElmer, Inc.                        388,607        16,200
   Service Corp. International            2,302,901        15,976
   Thomas & Betts Corp.                     490,881        15,647
-  Silicon Graphics, Inc.                 1,583,364        15,537
   Tektronix, Inc.                          397,734        15,462
   Bemis Co., Inc.                          443,098        15,453
-  Pactiv Corp.                           1,446,543        15,370
-  Rowan Cos., Inc.                         705,534        15,301
-  Consolidated Stores, Inc.                934,653        15,188
-  FMC Corp.                                260,536        14,932
   Millipore Corp.                          380,929        14,713
-  Manor Care, Inc.                         901,802        14,429
-  Allied Waste Industries, Inc.          1,593,509        14,043
   Raytheon Co. Class A                     553,726        13,739
   Ryder System, Inc.                       545,214        13,324
   Snap-On Inc.                             496,695        13,193
-  Andrew Corp.                             694,964        13,161
   Eastern Enterprises                      227,712        13,079
   American Greetings Corp.
    Class A                                 550,890        13,015
   Louisiana-Pacific Corp.                  910,833        12,979
   NICOR, Inc.                              398,899        12,964
   Worthington Industries, Inc.             757,088        12,539
   Centex Corp.                             505,098        12,470
   Alberto-Culver Co. Class B               472,135        12,187
-  Humana, Inc.                           1,418,656        11,615
   Shared Medical Systems Corp.             226,208        11,522
   Armstrong World Industries Inc.          339,518        11,331
   Crane Co.                                560,719        11,144
   Potlatch Corp.                           245,060        10,936
   The Timken Co.                           524,203        10,713
   Briggs & Stratton Corp.                  196,946        10,561
   Ball Corp.                               257,953        10,157
   National Service Industries, Inc.        343,176        10,124
   Peoples Energy Corp.                     300,225        10,058
   Cooper Tire & Rubber Co.                 641,641         9,986
   Kaufman & Broad Home Corp.               405,511         9,808
-  Bethlehem Steel Corp.                  1,104,285         9,248
   Great Atlantic & Pacific
    Tea Co., Inc.                           324,214         9,037
   Owens Corning                            464,110         8,963
-  Viacom Inc. Class A                      143,386         8,666
   IKON Office Solutions, Inc.            1,264,792         8,616
   Longs Drug Stores, Inc.                  331,844         8,566
-  W.R. Grace & Co.                         603,846         8,378
   Tupperware Corp.                         487,871         8,263
   Pulte Corp.                              366,136         8,238
   Polaroid Corp.                           376,502         7,083
   Jostens Inc.                             285,630         6,944
   Oneok. Inc.                              267,917         6,731
   Springs Industries Inc. Class A          151,482         6,050
   Fleetwood Enterprises, Inc.              286,306         5,905
   Milacron Inc.                            314,080         4,829
   Russell Corp.                            286,436         4,798
   McDermott International, Inc.            502,060         4,550
   The Pep Boys
    (Manny, Moe & Jack)                     445,580         4,066
-  Reebok International Ltd.                475,778         3,895
   NACCO Industries, Inc. Class A            69,233         3,847

------------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
                                             SHARES         (000)
------------------------------------------------------------------
-  Freeport-McMoRan Copper &
    Gold, Inc. Class A                      176,683       $ 3,280
   Foster Wheeler Corp.                     345,633         3,067
   Molex, Inc. Class A                        3,241           147
   Alberto-Culver Co. Class A                 1,000            22

-------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $59,402,400)                         104,544,391
-------------------------------------------------------------


                                        FACE
                                      AMOUNT
                                       (000)
-------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.5%)(1)

-------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 5.63%, 1/19/2000             $   10,650        10,625
U.S. TREASURY BILL
(2) 4.98%, 1/13/2000                     50            50
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   3.25%, 1/3/2000                  154,437       154,437
   3.47%, 1/3/2000--Note G          383,770       383,770
-------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS

   (COST $548,878)                                548,882
-------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (COST $59,951,278)                         105,093,273
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-------------------------------------------------------------
Other Assets--Note B                              402,826
Liabilities--Note G                              (843,773)
                                                 ---------
                                                 (440,947)
-------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------
Applicable to 773,301,927 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                 $104,652,326
=============================================================

NET ASSET VALUE PER SHARE                         $135.33
=============================================================

 *See Note A in Notes to Financial Statements.
 -Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Securities with an aggregate value of $10,675,000 have been segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.


------------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------

Paid in Capital--Note E          $59,611,263     $  77.09
 Overdistributed Net
   Investment Income                 (39,949)        (.05)
 Accumulated Net
   Realized Losses--Note E           (64,197)        (.08)
 Unrealized Appreciation--Note F

   Investment Securities          45,141,995        58.37
   Futures Contracts                   3,214           --
-----------------------------------------------------------
 NET ASSETS                     $104,652,326      $135.33
===========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.


--------------------------------------------------------------------------------------------------------------------------
                                                                                                          500 INDEX FUND
                                                                                            YEAR ENDED DECEMBER 31, 1999
                                                                                                                   (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                               $  1,141,381
    Interest                                                                                                      19,532
    Security Lending                                                                                               3,368
                                                                                                            -------------
        Total Income                                                                                           1,164,281
                                                                                                            -------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                                                 100
        Management and Administrative                                                                            142,207
        Marketing and Distribution                                                                                14,284
    Custodian Fees                                                                                                   337
    Auditing Fees                                                                                                     43
    Shareholders' Reports                                                                                          2,919
    Trustees' Fees and Expenses                                                                                      115
                                                                                                               -----------
        Total Expenses                                                                                           160,005
        Expenses Paid Indirectly--Note C                                                                             (59)
                                                                                                               -----------
        Net Expenses                                                                                             159,946
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                          1,004,335
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                 2,140,391
    Futures Contracts                                                                                             35,036
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                              2,175,427
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                     14,152,109
    Futures Contracts                                                                                             (9,782)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                              14,142,327
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $17,322,089
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                             GROWTH             VALUE         TOTAL STOCK
                                                                             INDEX              INDEX        MARKET INDEX
                                                                              FUND               FUND                FUND
                                                                            ----------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31, 1999
                                                                            ----------------------------------------------
                                                                             (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                           $   94,477         $   59,259        $   187,335
    Interest                                                                 1,805                375             22,855
    Security Lending                                                           348                137              5,102
                                                                            ----------------------------------------------
        Total Income                                                        96,630             59,771            215,292
                                                                            ----------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                            67                 67                120
        Management and Administrative                                        8,825              2,536             10,703
        Shareholder Account Maintenance--Investor Shares                    12,993              3,486             14,077
        Shareholder Account Maintenance--Institutional Shares                   75                 79                416
        Marketing and Distribution--Investor Shares                          1,927                545              2,169
        Marketing and Distribution--Institutional Shares                        41                 46                450
    Custodian Fees                                                              51                 23                342
    Auditing Fees                                                               12                  9                 14
    Shareholders' Reports--Investor Shares                                     342                135                396
    Shareholders' Reports--Institutional Shares                                  9                  6                 67
    Trustees' Fees and Expenses                                                 15                  4                 20
                                                                            ---------------------------------------------
        Total Expenses                                                      24,357              6,936             28,774
        Expenses Paid Indirectly--Note C                                        --                 --                (62)
                                                                            ---------------------------------------------
        Net Expenses                                                        24,357              6,936             28,712
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       72,273             52,835            186,580
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                             105,145            262,154            103,153
    Futures Contracts                                                         (513)               370             60,181
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                          104,632            262,524            163,334
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                2,882,479             32,871          3,407,818
    Futures Contracts                                                          (62)                48            (10,597)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         2,882,417             32,919          3,397,221
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $3,059,322          $ 348,278        $ 3,747,135
==========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.


-------------------------------------------------------------------------------------------------------------------------
                                                         500 INDEX FUND                         GROWTH INDEX FUND
                                                      ----------------------                  -----------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
                                                         1999               1998               1999              1998
                                                        (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                            $ 1,004,335        $  821,564          $  72,273          $  37,960
    Realized Net Gain                                  2,175,427         1,519,211            104,632             72,886
    Change in Unrealized Appreciation (Depreciation)  14,142,327        13,039,461          2,882,417          1,404,145
                                                      --------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                 17,322,089        15,380,236          3,059,322          1,514,991
                                                      --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                               (1,038,133)         (822,586)           (76,040)           (36,372)
        Institutional Shares*                                 --                --             (2,471)              (693)
    Realized Capital Gain
        Investor Shares                                 (727,534)         (262,081)          (373,720)           (23,155)
        Institutional Shares*                                 --                --            (11,135)              (813)
            Total Distributions                       (1,765,667)       (1,084,667)          (463,366)           (61,033)
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                            28,777,842        20,785,658          7,925,668          3,805,024
    Issued in Lieu of Cash Distributions               1,639,704           999,651            423,140             54,919
    Redeemed                                         (15,550,168)      (11,209,975)        (2,284,468)          (991,663)
                                                     ---------------------------------------------------------------------
        Net Increase--Investor Shares                 14,867,378        10,575,334          6,064,340          2,868,280
                                                     ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                    --                --            270,291            205,585
    Issued in Lieu of Cash Distributions                      --                --             13,312              1,506
    Redeemed                                                  --                --           (127,849)           (26,162)
                                                      -------------------------------------------------------------------
        Net Increase--Institutional Shares*                   --                --            155,754            180,929
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                    30,423,800        24,870,903          8,816,050          4,503,167
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                 74,228,526        49,357,623          6,868,500          2,365,333
                                                   ----------------------------------------------------------------------
    End of Year                                     $104,652,326       $74,228,526        $15,684,550         $6,868,500
=========================================================================================================================
(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                               235,513           205,796            231,428            140,735
    Issued in Lieu of Cash Distributions                  13,117             9,433             11,261              1,885
    Redeemed                                            (126,726)         (111,820)           (66,190)           (37,803)
        Net Increase in Shares Outstanding               121,904           103,409            176,499            104,817
=========================================================================================================================
(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                    --                --              7,793              7,955
    Issued in Lieu of Cash Distributions                      --                --                355                 49
    Redeemed                                                  --                --             (3,764)              (925)
                                                         ---------------------------------------------------------------
        Net Increase in Shares Outstanding*                   --                --              4,384              7,079
=========================================================================================================================
*The 500 Index Fund does not offer Institutional Shares.


-------------------------------------------------------------------------------------------------------------------------
                                                           VALUE INDEX                           TOTAL STOCK MARKET
                                                               FUND                                  INDEX FUND
                                                      ----------------------                  -----------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
                                                         1999               1998               1999              1998
                                                        (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS
     Net Investment Income                              $ 52,835          $  37,457         $  186,580          $ 129,306
     Realized Net Gain                                   262,524            148,039            163,334             77,195
     Change in Unrealized Appreciation (Depreciation)     32,919            110,054          3,397,221          1,758,376
                                                        -----------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                    348,278            295,550          3,747,135          1,964,877
                                                        -----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                  (47,397)           (36,542)          (152,264)          (100,035)
        Institutional Shares                              (5,820)            (1,280)           (39,726)           (28,557)
    Realized Capital Gain
        Investor Shares                                 (252,170)           (98,153)          (146,187)           (38,015)
        Institutional Shares                             (28,139)            (4,565)           (33,928)           (10,094)
            Total Distributions                         (333,526)          (140,540)          (372,105)          (176,701)
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                             1,491,460            872,207          7,632,493          3,915,057
    Issued in Lieu of Cash Distributions                 274,281            123,840            280,965            128,569
    Redeemed                                            (827,565)          (516,494)        (1,864,274)        (1,246,506)
                                                        -----------------------------------------------------------------
        Net Increase--Investor Shares                    938,176            479,553          6,049,184          2,797,120
                                                        -----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                               292,008            171,548          1,911,352            831,150
    Issued in Lieu of Cash Distributions                  31,500              5,121             66,739             35,644
    Redeemed                                             (45,585)               (60)        (1,015,832)          (295,428)
                                                        ------------------------------------------------------------------
        Net Increase--Institutional Shares               277,923            176,609            962,259            571,366
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                     1,230,851            811,172         10,386,473          5,156,662
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  2,606,713          1,795,541         11,753,119          6,596,457
    End of Year                                       $3,837,564         $2,606,713        $22,139,592        $11,753,119
==========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                63,232             39,652            260,202            160,242
    Issued in Lieu of Cash Distributions                  12,325              5,572              9,337              4,991
    Redeemed                                             (35,536)           (23,806)           (63,119)           (50,676)
                                                        ------------------------------------------------------------------
        Net Increase in Shares Outstanding                40,021             21,418            206,420            114,557
==========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                12,359              8,040             64,164             33,554
    Issued in Lieu of Cash Distributions                   1,417                232              2,226              1,385
    Redeemed                                              (1,958)                (3)           (34,966)           (12,173)
        Net Increase in Shares Outstanding                11,818              8,269             31,424             22,766
==========================================================================================================================


FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


--------------------------------------------------------------------------------------------------------------------------
                                                                                    500 INDEX FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR
                                                               $113.95     $  90.07       $69.17       $57.60       $42.97
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        1.370         1.33         1.31         1.28         1.22
    Net Realized and Unrealized Gain (Loss) on Investments      22.415        24.30        21.50        11.82        14.76
                                                                ----------------------------------------------------------
        Total from Investment Operations                        23.785        25.63        22.81        13.10        15.98
                                                                ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (1.410)       (1.33)       (1.32)       (1.28)       (1.22)
    Distributions from Realized Capital Gains                    (.995)        (.42)        (.59)        (.25)        (.13)
                                                                ----------------------------------------------------------
        Total Distributions                                     (2.405)       (1.75)       (1.91)       (1.53)       (1.35)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $135.33      $113.95       $90.07       $69.17       $57.60
==========================================================================================================================

TOTAL RETURN*                                                    21.07%       28.62%       33.19%       22.88%       37.45%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $104,652      $74,229      $49,358      $30,332      $17,372
    Ratio of Total Expenses to Average Net Assets                 0.18%        0.18%        0.19%        0.20%        0.20%
    Ratio of Net Investment Income to Average Net Assets          1.13%        1.35%        1.66%        2.04%        2.38%
    Portfolio Turnover Rate**                                        6%           6%           5%           5%           4%
==========================================================================================================================
 *Total return figures do not reflect the annual account maintenance fee of $10.
**Portfolio turnover rates excluding in-kind redemptions were 3%, 3%, 3%,
2%, and 2%, respectively.



------------------------------------------------------------------------------------------------------------------------------
                                                                       GROWTH INDEX FUND INVESTOR SHARES
                                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $31.67       $22.53        $16.90       $13.97       $10.28
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .207         .230           .23          .22          .21
    Net Realized and Unrealized Gain (Loss) on Investments      8.821        9.244          5.88         3.07         3.68
                                                              ----------------------------------------------------------------
        Total from Investment Operations                        9.028        9.474          6.11         3.29         3.89
                                                              ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.228)       (.219)         (.23)        (.22)        (.20)
    Distributions from Realized Capital Gains                  (1.040)       (.115)         (.25)        (.14)          --
                                                              ----------------------------------------------------------------
        Total Distributions                                    (1.268)       (.334)         (.48)        (.36)        (.20)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $39.43       $31.67         $22.53       $16.90       $13.97
==============================================================================================================================

TOTAL RETURN*                                                 28.76%       42.21%          36.34%       23.74%       38.06%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $15,232       $6,644         $2,365         $787         $271
    Ratio of Total Expenses to Average Net Assets              0.22%        0.22%          0.20%        0.20%        0.20%
    Ratio of Net Investment Income to Average Net Assets       0.64%        0.92%          1.19%        1.57%        1.71%
    Portfolio Turnover Rate                                      33%          29%            26%          29%          24%
==============================================================================================================================

*Total return figures do not reflect the annual account maintenance fee of $10.

--------------------------------------------------------------------------------------------------------

                                                                 GROWTH INDEX FUND INSTITUTIONAL SHARES
                                                                     YEAR ENDED           MAY 14* TO
                                                                     DEC. 31, 1999        DEC. 31, 1998
--------------------------------------------------------------------------------------------------------
FOR SHARE OF OUTSTANDING THROUGHOUT EACH YEAR PERIOD
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $31.67         $26.49
--------------------------------------------------------------------------------------------------------
 INVESTMENT OPERATIONS
    Net Investment Income                                                   .249           .167
    Net Realized and Unrealized Gain (Loss) on Investments                 8.821          5.315
                                                                          ------------------------------
        Total from Investment Operations                                   9.070          5.482
                                                                          ------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                   (.260)         (.187)
    Distributions from Realized Capital Gains                             (1.040)         (.115)
                                                                          ------------------------------
        Total Distributions                                               (1.300)         (.302)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $39.44         $31.67
========================================================================================================

TOTAL RETURN                                                               28.91%         20.79%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA

    Net Assets, End of Period (Millions)                                    $452           $224
    Ratio of Total Expenses to Average Net Assets                           0.12%          0.12%**
    Ratio of Net Investment Income to Average Net Assets                    0.74%          0.97%**
    Portfolio Turnover Rate                                                   33%            29%
========================================================================================================

 *Inception.
**Annualized.

----------------------------------------------------------------------------------------------------------------------------
                                                                              VALUE INDEX FUND INVESTOR SHARES
                                                                                   YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1999         1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $22.51       $20.85        $17.02       $14.79       $11.12
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .355         .366           .38          .37          .41
    Net Realized and Unrealized Gain (Loss) on Investments       2.342        2.647          4.57         2.81         3.66
                                                                ------------------------------------------------------------
        Total from Investment Operations                         2.697        3.013          4.95         3.18         4.07
                                                                ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.362)       (.363)         (.37)        (.38)        (.40)
    Distributions from Realized Capital Gains                   (1.955)       (.990)         (.75)        (.57)          --
                                                                ------------------------------------------------------------
        Total Distributions                                     (2.317)      (1.353)        (1.12)        (.95)        (.40)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $22.89       $22.51        $20.85       $17.02       $14.79
============================================================================================================================

TOTAL RETURN*                                                   12.57%       14.64%        29.77%       21.86%       36.94%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $3,378       $2,421       $1,796       $1,016         $496
    Ratio of Total Expenses to Average Net Assets                0.22%        0.22%        0.20%        0.20%        0.20%
    Ratio of Net Investment Income to Average Net Assets         1.59%        1.72%        2.05%        2.54%        3.06%
    Portfolio Turnover Rate                                        41%          33%          25%          29%          27%
============================================================================================================================

*Total return figures do not reflect the annual account maintenance fee of $10.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         VALUE INDEX FUND       INSTITUTIONAL SHARES
                                                                                              YEAR ENDED         JUL. 2* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                            DEC.  31, 1999        DEC. 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                      $22.51               $23.22
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT OPERATIONS
    Net Investment Income                                                                   .377                 .196
    Net Realized and Unrealized Gain (Loss) on Investments                                 2.342                (.060)
                                                                                           ------------------------------
        Total from Investment Operations                                                   2.719                 .136
DISTRIBUTIONS                                                                              ------------------------------
    Dividends from Net Investment Income                                                   (.384)               (.236)
    Distributions from Realized Capital Gains                                             (1.955)               (.610)
                                                                                          -------------------------------
        Total Distributions                                                               (2.339)               (.846)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                            $22.89               $22.51
====================================================================================================================================

TOTAL RETURN                                                                              12.67%                0.69%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

    Net Assets, End of Period (Millions)                                                    $460                 $186
    Ratio of Total Expenses to Average Net Assets                                          0.12%              0.12%**
    Ratio of Net Investment Income to Average Net Assets                                   1.68%              1.90%**
    Portfolio Turnover Rate                                                                  41%                  33%
====================================================================================================================================

 *Inception.
**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL STOCK MARKET INDEX FUND INVESTOR SHARES
                                                                                 YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $27.42       $22.64       $17.77       $15.04       $11.37
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .317         .336         .319          .29          .29
    Net Realized and Unrealized Gain (Loss) on Investments     6.133        4.898        5.143         2.84         3.75
                                                              -----------------------------------------------------------
        Total from Investment Operations                       6.450        5.234        5.462         3.13         4.04
                                                              -----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.330)       (.329)       (.322)        (.29)        (.28)
    Distributions from Realized Capital Gains                  (.320)       (.125)       (.270)        (.11)        (.09)
                                                              -----------------------------------------------------------
        Total Distributions                                    (.650)       (.454)       (.592)        (.40)        (.37)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $33.22       $27.42       $22.64       $17.77       $15.04
=========================================================================================================================

TOTAL RETURN*                                                 23.81%       23.26%       30.99%       20.96%       35.79%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $18,133       $9,308       $5,092       $3,531       $1,571
    Ratio of Total Expenses to Average Net Assets              0.20%        0.20%        0.20%        0.22%        0.25%
    Ratio of Net Investment Income to Average Net Assets       1.15%        1.44%        1.65%        1.86%        2.14%
    Portfolio Turnover Rate                                       3%           3%           2%           3%           3%
=========================================================================================================================

*Total return figures do not reflect the 0.25% transaction fee on purchases through 1995 or the annual account maintenance fee of $10.


-------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                                          YEAR ENDED
                                                                                          DECEMBER 31,
                                                                                          -----------        JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                            1999      1998   DEC. 31, 1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $27.42       $22.64       $21.27
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                              .344         .359         .172
    Net Realized and Unrealized Gain (Loss) on Investments                            6.133        4.898        1.642
                                                                                     ------------------------------------
        Total from Investment Operations                                              6.477        5.257        1.814
                                                                                     ------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                              (.357)       (.352)       (.214)
    Distributions from Realized Capital Gains                                         (.320)       (.125)       (.230)
        Total Distributions                                                           (.677)       (.477)       (.444)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                       $33.22       $27.42       $22.64
=========================================================================================================================

TOTAL RETURN                                                                         23.93%       23.37%        8.60%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                             $4,006      $2,445        $1,504
    Ratio of Total Expenses to Average Net Assets                                     0.10%       0.10%       0.10%**
    Ratio of Net Investment Income to Average Net Assets                              1.26%       1.53%       1.70%**
    Portfolio Turnover Rate                                                              3%          3%            2%
=========================================================================================================================

 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard 500 Index, Growth Index, Value Index, and Total Stock Market Index Funds are registered under the Investment Company Act of 1940 as open-end investment companies, or mutual funds.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The funds use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. A fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. A fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts based upon the following indexes are used: S&P 500 Index (500 Index, Growth Index, and Total Stock Market Index Funds), S&P MidCap 400 Index (Total Stock Market Index Fund), S&P 500/BARRA Growth Index (Growth Index
Fund), S&P 500/BARRA Value Index (Value Index Fund), and Russell 2000 Index (Total Stock Market Index Fund).

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, each fund had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------------------------------------
                                                  CAPITAL CONTRIBUTION   PERCENTAGE           PERCENTAGE OF
                                                       TO VANGUARD         OF FUND             VANGUARD'S
            INDEX FUND                                    (000)          NET ASSETS          CAPITALIZATION
-------------------------------------------------------------------------------------------------------------
            500                                          $20,157        0.02%                   20.2%
            Growth                                         2,872        0.02                     2.9
            Value                                            754        0.02                     0.8
            Total Stock Market                             4,074        0.02                     4.1
-------------------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended December 31, 1999, custodian fee offset arrangements reduced expenses by:

-------------------------------------------------------------------------------------------------------------
                                                                                            EXPENSE REDUCTION
            INDEX FUND                                                                            (000)
-------------------------------------------------------------------------------------------------------------
            500                                                                                    $59
            Total Stock Market                                                                      62
-------------------------------------------------------------------------------------------------------------



D. The Growth Index, Value Index, and Total Stock Market Index Funds each offer two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the year ended December 31, 1999, represented the following percentages of average net assets:

--------------------------------------------------------------------------------------------------------------
            INDEX FUND                                                 INVESTOR SHARES    INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------
            Growth                                                       0.14%                0.04%
            Value                                                        0.14                 0.04
            Total Stock Market                                           0.13                 0.03
--------------------------------------------------------------------------------------------------------------

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the year ended December 31, 1999, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------------------------------------
                                                                                     (000)
                                                                 ---------------------------------------------
            INDEX FUND                                                   PURCHASES               SALES
--------------------------------------------------------------------------------------------------------------
            500                                                        $19,423,058            $4,984,916
            Growth                                                       9,573,447             3,733,723
            Value                                                        2,278,426             1,353,474
            Total Stock Market                                           7,370,182               457,336
--------------------------------------------------------------------------------------------------------------

      During the year ended December 31, 1999, the 500 Index Fund realized $1,808,775,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchange fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

       Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the 500 Index and Growth Index Funds' capital gains required to be distributed in December 1999 included net gains realized through October 31, 1999. Subsequently, the funds realized capital losses of $27,237,000 and $238,786,000, respectively, which are available to offset future net capital gains.

F. At December 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:


----------------------------------------------------------------------------------------------------------
                                                                           (000)
                                                ----------------------------------------------------------
                                                 APPRECIATED            DEPRECIATED         NET UNREALIZED
            INDEX FUND                           SECURITIES             SECURITIES           APPRECIATION
----------------------------------------------------------------------------------------------------------
            500                                  $47,931,101          $(2,789,106)           $45,141,995
            Growth                                 5,012,593             (178,983)             4,833,610
            Value                                    793,118             (215,460)               577,658
            Total Stock Market                     7,909,271             (911,876)             6,997,395
----------------------------------------------------------------------------------------------------------

      At December 31, 1999, the aggregate settlement value of open futures contracts expiring in March 2000 and the related unrealized appreciation were:

-------------------------------------------------------------------------------------------------------------
                                                                                        (000)
                                                                        -------------------------------------
                                                                          AGGREGATE
                                                        NUMBER OF          SETTLEMENT             UNREALIZED
              INDEX FUND/FUTURES CONTRACTS           LONG CONTRACTS           VALUE              APPRECIATION
-------------------------------------------------------------------------------------------------------------
            500/
              S&P 500 Index                               332            $123,189               $  3,214
            Growth/
              S&P 500/BARRA Growth Index                   37               8,301                    272
            Value/
              S&P 500/BARRA Value Index                    40               6,160                    165
            Total Stock Market/
              S&P 500 Index                             1,039             385,521                 10,976
              S&P MidCap 400 Index                        236              53,000                  3,234
              Russell 2000 Index                          263              67,058                  4,741
-------------------------------------------------------------------------------------------------------------



Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

G. The market value of securities on loan to broker/dealers at December 31, 1999, and collateral received with respect to such loans were:


----------------------------------------------------------------------------------------------------------
                                                                                      (000)
                                                                        ----------------------------------
                                                                        MARKET VALUE              CASH
                                                                          OF LOANED            COLLATERAL
            INDEX FUND                                                   SECURITIES             RECEIVED
----------------------------------------------------------------------------------------------------------
            500                                                           $374,535              $383,770
            Growth                                                          46,914                48,059
            Total Stock Market                                             428,646               460,383
----------------------------------------------------------------------------------------------------------


Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard U.S. Stock Index Funds

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard 500 Index Fund (a separate fund of Vanguard U.S. Stock Index Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

       We have also audited the financial statements of Vanguard Growth Index Fund, Vanguard Value Index Fund, and Vanguard Total Stock Market Index Fund at December 31, 1999, and have issued our report thereon. An insert to this annual report containing our report on the financial statements of these funds is available from the Fund.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000

-------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD U.S. STOCK INDEX FUNDS (LARGE-CAPITALIZATION PORTFOLIOS)

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1999, all of which are designated as 20% rate gain distributions as follows:

--------------------------------------------------------------------------------------------------
                                                                              TOTAL CAPITAL GAINS
                                                                                    DISTRIBUTIONS
                        INDEX FUND                                                          (000)
--------------------------------------------------------------------------------------------------
                        500                                                              $672,748
                        Growth                                                            251,246
                        Value                                                             192,453
                        Total Stock Market                                                124,112
--------------------------------------------------------------------------------------------------

     For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

--------------------------------------------------------------------------------------------------
                        INDEX FUND                                                     PERCENTAGE
--------------------------------------------------------------------------------------------------
                        500                                                           100.0%
                        Growth                                                         41.2
                        Value                                                          31.2
                        Total Stock Market                                             73.0
--------------------------------------------------------------------------------------------------

    "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500,"
                 "500," "S&P MidCap 400," and "S&P SmallCap 600"
        are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard Index Funds and The Vanguard Group, Inc.
            These mutual funds are not sponsored, endorsed, sold, or
          promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.
              Frank Russell Company is the owner of trademarks and
                   copyrights relating to the Russell Indexes.
   "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

THE VANGUARD FAMILY OF FUNDS


STOCK FUNDS
-------------------------------------------------------------------------------------------
500 Index Fund                     Growth Index Fund*                 Tax-Managed Capital
Aggressive Growth Fund             Health Care Fund                     Appreciation Fund*
Capital Opportunity Fund           Institutional Index Fund*          Tax-Managed Growth and
Convertible Securities Fund        International Growth Fund            Income Fund*
Emerging Markets Stock             International Value Fund           Tax-Managed International Fund*
  Index Fund                       Mid-Cap Index Fund*                Tax-Managed Small-Cap Fund*
Energy Fund                        Morgan Growth Fund                 Total International Stock
Equity Income Fund                 Pacific Stock Index Fund             Index Fund
European Stock Index Fund          PRIMECAP Fund                      Total Stock Market Index Fund*
Explorer Fund                      REIT Index Fund                    U.S. Growth Fund
Extended Market Index Fund*        Selected Value Fund                Utilities Income Fund
Global Equity Fund                 Small-Cap Growth Index Fund*
Gold and Precious Metals Fund      Small-Cap Index Fund*              Value Index Fund*
Growth and Income Fund             Small-Cap Value Index Fund*        Windsor Fund
                                                                      Windsor II Fund

BALANCED FUNDS
-------------------------------------------------------------------------------------------
Asset Allocation Fund              LifeStrategy Growth Fund           STAR Fund
Balanced Index Fund                LifeStrategy Income Fund           Tax-Managed Balanced Fund
Global Asset Allocation Fund       LifeStrategy Moderate              Wellesley Income Fund
LifeStrategy Conservative            Growth Fund                      Wellington Fund
  Growth Fund

BOND FUNDS
-------------------------------------------------------------------------------------------
Admiral Intermediate-Term          Intermediate-Term Corporate Fund   Short-Term Corporate Fund*
  Treasury Fund                    Intermediate-Term Tax-Exempt Fund  Short-Term Federal Fund
Admiral Long-Term Treasury Fund    Intermediate-Term Treasury Fund    Short-Term Tax-Exempt Fund
Admiral Short-Term Treasury Fund   Limited-Term Tax-Exempt Fund       Short-Term Treasury Fund
GNMA Fund                          Long-Term Bond Index Fund          State Tax-Exempt Bond Funds
High-Yield Corporate Fund          Long-Term Corporate Fund             (California, Florida,
High-Yield Tax-Exempt Fund         Long-Term Tax-Exempt Fund            Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt Fund  Long-Term Treasury Fund              New York, Ohio, Pennsylvania)
Intermediate-Term Bond             Preferred Stock Fund               Total Bond Market Index Fund*
  Index Fund                       Short-Term Bond Index Fund

MONEY MARKET FUNDS
-------------------------------------------------------------------------------------------
Admiral Treasury Money             State Tax-Exempt Money Market      Tax-Exempt Money Market Fund
  Market Fund                       Funds (California, New Jersey,    Treasury Money Market Fund
Federal Money Market Fund           New York, Ohio, Pennsylvania)
Prime Money Market Fund*

VARIABLE ANNUITY PLAN
-------------------------------------------------------------------------------------------
Balanced Portfolio                 High-Grade Bond Portfolio          Money Market Portfolio
Diversified Value Portfolio        High Yield Bond Portfolio          REIT Index Portfolio
Equity Income Portfolio            International Portfolio            Short-Term Corporate Portfolio
Equity Index Portfolio             Mid-Cap Index Portfolio            Small Company Growth Portfolio
Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box
                      2600, Valley Forge, PA 19482-2600.
              Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE
(1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
(1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
(1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
(1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
(1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR.
(1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL
(1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
(1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
(1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                          VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DiSTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MacKINNON - Fixed Income Group.

F. WILLIAM McNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

WORLD WIDE WEB

www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q400-02/18/2000
(C) 2000 The Vanguard Group, Inc.

All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD U.S. STOCK INDEX FUNDS
LARGE-CAPITALIZATION PORTFOLIOS

STATEMENT OF NET ASSETS - DECEMBER 31, 1999

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 30 of the accompanying report.

      This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

CONTENTS

---------------------------------------------------------
Growth Index Fund.......................................1
Value Index Fund........................................4
Total Stock Market Index Fund...........................8
Report Of Independent Accountants......................39
---------------------------------------------------------


--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
GROWTH INDEX FUND                         SHARES               (000)
--------------------------------------------------------------------
COMMON STOCKS (100.0%)(1)
--------------------------------------------------------------------
-  Microsoft Corp.                    12,452,148          1,453,788
   General Electric Co.                7,917,714          1,225,266
-  Cisco Systems, Inc.                 7,893,514            845,593
   Wal-Mart Stores, Inc.              10,738,994            742,333
   Intel Corp.                         8,062,456            663,641
   Lucent Technologies, Inc.           7,560,775            565,641
   International Business
    Machines Corp.                     4,350,000            469,800
-  America Online, Inc.                5,394,680            406,961
   SBC Communications Inc.             8,232,282            401,324
-  Oracle Corp.                        3,435,637            385,006
   Home Depot, Inc.                    5,553,925            380,791
   Merck & Co., Inc.                   5,640,698            378,279
   Procter & Gamble Co.                3,171,354            347,461
   The Coca-Cola Co.                   5,960,571            347,203
   Nortel Networks Corp.               3,123,100            315,433
-  Dell Computer Corp.                 6,131,648            312,714
   Johnson & Johnson                   3,355,730            312,502
   Bristol-Myers Squibb Co.            4,787,032            307,268
   Pfizer, Inc.                        9,342,089            303,034
-  Sun Microsystems, Inc.              3,769,700            291,916
-  QUALCOMM, Inc.                      1,590,900            280,197
-  Yahoo!, Inc.                          633,100            273,934
-  EMC Corp.                           2,455,403            268,253
   Time Warner, Inc.                   3,104,642            224,893
   Texas Instruments, Inc.             1,933,727            187,330
   Eli Lilly & Co.                     2,631,644            175,004
   Warner-Lambert Co.                  2,072,165            169,788
   Tyco International Ltd.             4,075,190            158,423
   Schering-Plough Corp.               3,545,190            149,563
-  Amgen, Inc.                         2,465,124            148,062
   Abbott Laboratories                 3,709,800            134,712
   PepsiCo, Inc.                       3,512,865            123,829
-  Applied Materials, Inc.               913,200            115,691
   Gillette Co.                        2,588,496            106,614
-  Sprint PCS                          1,039,950            106,595
   Medtronic, Inc.                     2,884,417            105,101
   The Gap, Inc.                       2,066,219             95,046
   Comcast Corp.-Special Class A       1,814,000             91,720
   Colgate-Palmolive Co.               1,405,852             91,380
   Computer Associates
    International, Inc.                1,300,766             90,972

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
GROWTH INDEX FUND                         SHARES               (000)
--------------------------------------------------------------------
-  NEXTEL Communications, Inc.           877,000        $    90,441
   U S WEST, Inc.                      1,219,400             87,797
   Kimberly-Clark Corp.                1,313,646             85,715
   Automatic Data Processing, Inc.     1,508,524             81,272
   Anheuser-Busch Cos., Inc.           1,122,817             79,580
   Corning, Inc.                         590,674             76,160
   Charles Schwab Corp.                1,978,740             75,934
   Unilever NV ADR                     1,379,365             75,089
   Walgreen Co.                        2,421,602             70,832
-  Solectron Corp.                       706,910             67,245
-  Tellabs, Inc.                         970,768             62,311
-  Gateway, Inc.                         763,860             55,046
   MBNA Corp.                          1,857,100             50,606
   Sara Lee Corp.                      2,192,822             48,379
-  BMC Software, Inc.                    584,883             46,754
   Omnicom Group Inc.                    428,250             42,825
   Campbell Soup Co.                   1,032,470             39,944
   Interpublic Group of Cos., Inc.       677,314             39,073
-  The Kroger Co.                      2,007,704             37,895
   Bestfoods                             673,100             35,380
-  Xilinx, Inc.                          769,500             34,988
-  Guidant Corp.                         741,690             34,859
   H.J. Heinz Co.                        864,870             34,433
-  Compuware Corp.                       863,600             32,169
   Sysco Corp.                           794,830             31,445
   Providian Financial Corp.             342,610             31,199
   Pitney Bowes, Inc.                    640,150             30,927
   Kellogg Co.                           978,282             30,143
-  Network Appliance, Inc.               360,400             29,936
   PE Corp.-PE Biosystems Group          248,750             29,928
-  Kohl's Corp.                          393,180             28,383
-  Lexmark International Group,
    Inc. Class A                         308,200             27,892
   General Mills, Inc.                   733,176             26,211
-  ADC Telecommunications, Inc.          361,000             26,195
-  Comverse Technology, Inc.             172,000             24,897
-  Best Buy Co., Inc.                    495,400             24,863
   Paychex, Inc.                         595,100             23,804
   Wrigley, (Wm.) Jr. Co.                279,379             23,171
   Tandy Corp.                           466,500             22,946
-  Citrix Systems, Inc.                  183,169             22,530
   Ralston-Ralston Purina Group          780,443             21,755
   The Quaker Oats Co.                   322,896             21,190
   IMS Health, Inc.                      743,054             20,202
   Avery Dennison Corp.                  271,938             19,818
   Adobe Systems, Inc.                   290,100             19,509
   Avon Products, Inc.                   584,728             19,296
-  Parametric Technology Corp.           649,800             17,585
   SLM Holding Corp.                     383,850             16,218
   Allergan, Inc.                        317,300             15,786
   Dow Jones & Co., Inc.                 215,900             14,681
-  Tricon Global Restaurants, Inc.       370,480             14,310
-  PeopleSoft, Inc.                      647,905             13,808
-  Bed Bath & Beyond, Inc.               337,503             11,728
   Dun & Bradstreet Corp.                388,250             11,453
-  Sealed Air Corp.                      201,576             10,444
   UST, Inc.                             412,866             10,399
   Maytag Corp.                          203,700              9,778
   Hilton Hotels Corp.                   890,101              8,567
-  Freeport-McMoRan Copper &
    Gold Inc. Class B                    390,584              8,251
   Equifax, Inc.                         341,280              8,041
-  US Airways Group, Inc.                172,500              5,531
   Millipore Corp.                       109,430              4,227
   Owens Corning                         132,109              2,551
-  W.R. Grace & Co.                      173,100              2,402
   Tupperware Corp.                      139,100              2,356
   Jostens Inc.                           80,460              1,956
-  Freeport-McMoRan Copper &
    Gold, Inc. Class A                     4,000                 74
--------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $10,850,564)                                    15,684,174
--------------------------------------------------------------------
                                            FACE
                                          AMOUNT
                                           (000)
--------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.8%)(1)
--------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 5.61%, 1/28/2000                   $     300                299
U.S. TREASURY BILL
(2) 5.10%, 1/20/2000                         225                225
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   3.25%, 1/3/2000                        77,452             77,452
   3.47%, 1/3/2000--Note G                48,059             48,059
--------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $126,035)                                          126,035
--------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
   (COST $10,976,599)                                    15,810,209
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
--------------------------------------------------------------------
Other Assets--Note B                                         72,692
Liabilities--Note G                                        (198,351)
                                                       -------------
                                                           (125,659)
--------------------------------------------------------------------
NET ASSETS (100%)                                       $15,684,550
====================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Securities with an aggregate value of $524,000 have been segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

---------------------------------------------------------------------
                                                               AMOUNT
                                                                (000)
---------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
Paid in Capital                                          $11,098,092
Overdistributed Net Investment Income                         (5,864)
Accumulated Net Realized Losses--Note E                     (241,560)
Unrealized Appreciation--Note F
 Investment Securities                                     4,833,610
 Futures Contracts                                               272
---------------------------------------------------------------------
NET ASSETS                                               $15,684,550
=====================================================================

Investor Shares--Net Assets
  Applicable to 386,300,604 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                              $15,232,477
---------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
   INVESTOR SHARES                                            $39.43
=====================================================================

Institutional Shares--Net Assets
  Applicable to 11,463,118 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                 $452,073
---------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
   INSTITUTIONAL SHARES                                       $39.44
=====================================================================

---------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
VALUE INDEX FUND                          SHARES               (000)
---------------------------------------------------------------------
COMMON STOCKS (99.9%)(1)
---------------------------------------------------------------------
   Exxon Mobil Corp.                   2,279,735        $   183,661
   Citigroup, Inc.                     2,225,727            123,667
   American International
    Group, Inc.                        1,022,000            110,504
   AT&T Corp.                          2,109,300            107,047
-  MCI WorldCom, Inc.                  1,873,250             99,399
   Royal Dutch Petroleum Co. ADR       1,415,532             85,551
   Hewlett-Packard Co.                   672,700             76,646
   Bell Atlantic Corp.                 1,025,000             63,102
   Motorola, Inc.                        402,112             59,211
   BellSouth Corp.                     1,242,600             58,169
   Bank of America Corp.               1,126,982             56,560
   Morgan Stanley Dean
    Witter & Co.                         367,700             52,489
   American Express Co.                  295,400             49,110
   E.I. du Pont de Nemours & Co.         689,042             45,391
   GTE Corp.                             641,500             45,266
   Wells Fargo Co.                     1,083,400             43,810
   Ford Motor Co.                        796,764             42,577
   The Chase Manhattan Corp.             544,100             42,270
   Fannie Mae                            676,200             42,220
   The Walt Disney Co.                 1,360,429             39,793
   Sprint Corp.                          574,900             38,698
   CHEVRON CORP.                         432,880             37,498
   Philip Morris Cos., Inc.            1,560,900             36,193
   McDonald's Corp.                      893,200             36,007
   American Home Products Corp.          861,900             33,991
-  CBS Corp.                             502,963             32,158
-  MediaOne Group, Inc.                  403,671             31,007
   General Motors Corp.                  422,367             30,701
   Compaq Computer Corp.               1,121,400             30,348
   Honeywell International Inc.          522,600             30,147
-  Viacom Inc. Class B                   458,266             27,696
   Minnesota Mining &
    Manufacturing Co.                    264,800             25,917
   The Boeing Co.                        616,455             25,621
-  Global Crossing Ltd.                  500,600             25,030
   Bank One Corp.                        756,559             24,257
   Freddie Mac                           458,600             21,583
   First Union Corp.                     651,564             21,379
   Dayton Hudson Corp.                   290,700             21,348
   FleetBoston Financial Corp.           603,984             21,026
   Enron Corp.                           472,100             20,949
   Electronic Data Systems Corp.         310,600             20,791
   United Technologies Corp.             315,803             20,527
   Merrill Lynch & Co., Inc.             244,542             20,419
   Schlumberger Ltd.                     362,700             20,402
   Alcoa Inc.                            241,750             20,065
-  Clear Channel
    Communications, Inc.                 223,266             19,926
   Texaco Inc.                           364,886             19,818
   Carnival Corp.                        407,000             19,460
   The Bank of New York Co., Inc.        485,768             19,431
   Dow Chemical Co.                      144,676             19,332
   Atlantic Richfield Co.                212,912             18,417
   ALLTEL Corp.                          207,084             17,123
   Marsh & McLennan Cos., Inc.           175,991             16,840
   Emerson Electric Co.                  286,600             16,444
   International Paper Co.               273,148             15,416
   Pharmacia & Upjohn, Inc.              342,021             15,391
   Lowe's Cos., Inc.                     252,136             15,065
   Gannett Co., Inc.                     183,900             14,999
   Fifth Third Bancorp                   203,606             14,940
   Monsanto Co.                          418,600             14,913
   SunTrust Banks, Inc.                  211,108             14,527
   J.P. Morgan & Co., Inc.               114,239             14,466
-  Micron Technology, Inc.               178,030             13,842
   Eastman Kodak Co.                     208,200             13,793
   Firstar Corp.                         646,655             13,661
   First Data Corp.                      276,400             13,630
   Illinois Tool Works, Inc.             198,190             13,390
-  Costco Wholesale Corp.                146,300             13,350
   Associates First Capital Corp.        480,380             13,180
   The Seagram Co. Ltd.                  285,931             12,849
   Allstate Corp.                        531,314             12,752
-  Cendant Corp.                         469,000             12,458
   American General Corp.                163,037             12,370
   Duke Energy Corp.                     241,261             12,093
   Baxter International, Inc.            192,000             12,060
-  Safeway, Inc.                         335,900             11,945
   Halliburton Co.                       291,400             11,729
   Household International, Inc.         310,146             11,553
   Mellon Financial Corp.                335,568             11,430
   U.S. Bancorp                          480,000             11,430
   Weyerhaeuser Co.                      154,954             11,128
   Caterpillar, Inc.                     234,576             11,040
-  Apple Computer, Inc.                  106,116             10,910
   Columbia/HCA Healthcare Corp.         371,574             10,892
-  Analog Devices, Inc.                  115,100             10,704
-  3Com Corp.                            227,600             10,697
   Southern Co.                          443,999             10,434
-  Computer Sciences Corp.               109,800             10,390
   CVS Corp.                             258,500             10,324
   Conoco Inc. Class B                   413,151             10,277
-  AES Corp.                             136,100             10,173
   Xerox Corp.                           438,500              9,948
   Washington Mutual, Inc.               380,815              9,901
   CIGNA Corp.                           122,714              9,886
-  General Instrument Corp.              114,800              9,758
   National City Corp.                   406,700              9,634
   NIKE, Inc. Class B                    184,700              9,154
   Wachovia Corp.                        133,754              9,095
   Albertson's, Inc.                     279,444              9,012
   Cardinal Health, Inc.                 184,900              8,852
   Williams Cos., Inc.                   286,801              8,765
-  Novell, Inc.                          219,707              8,747
   Tribune Co.                           156,800              8,634
   PNC Bank Corp.                        193,966              8,631
   AFLAC, Inc.                           175,600              8,286
-  FDX Corp.                             196,986              8,064
   The McGraw-Hill Cos., Inc.            129,400              7,974
   The Clorox Co.                        156,100              7,864
   Phillips Petroleum Co.                167,128              7,855
   Northern Trust Corp.                  146,800              7,780
   State Street Corp.                    105,500              7,708
   Sears, Roebuck & Co.                  249,300              7,588
   Textron, Inc.                          98,130              7,525
   Masco Corp.                           294,914              7,483
-  Teradyne, Inc.                        112,800              7,445
   ConAgra, Inc.                         324,700              7,326

---------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                          SHARES               (000)
---------------------------------------------------------------------
   Burlington Northern
    Santa Fe Corp.                       301,480         $    7,311
   PPG Industries, Inc.                  114,630              7,172
   UNION PACIFIC CORP.                   164,000              7,154
   May Department Stores Co.             220,427              7,109
   Waste Management, Inc.                409,000              7,030
-  Federated Department
    Stores, Inc.                         138,533              7,005
   General Dynamics Corp.                132,545              6,992
   The Hartford Financial Services
    Group Inc.                           146,170              6,925
   Aon Corp.                             169,263              6,771
   Lehman Brothers Holdings, Inc.         79,200              6,707
   Deere & Co.                           154,178              6,687
-  LSI Logic Corp.                        98,100              6,622
-  KLA-Tencor Corp.                       59,300              6,605
-  AMR Corp.                              97,668              6,544
-  Unisys Corp.                          204,600              6,534
   The Chubb Corp.                       116,031              6,534
   KeyCorp                               295,098              6,529
   Texas Utilities Co.                   182,367              6,485
-  Seagate Technology Inc.               137,400              6,398
-  Staples, Inc.                         306,600              6,362
   Capital One Financial Corp.           130,200              6,274
   The Limited, Inc.                     141,653              6,135
   Dover Corp.                           134,300              6,094
   Circuit City Stores, Inc.             134,178              6,046
   Rockwell International Corp.          125,468              6,007
   Edison International                  228,997              5,997
-  Boston Scientific Corp.               273,800              5,989
   BB&T Corp.                            218,302              5,976
   Alcan Aluminium Ltd.                  144,598              5,956
   United Healthcare Corp.               112,021              5,951
   Ingersoll-Rand Co.                    107,889              5,941
   Union Carbide Corp.                    88,328              5,896
   Rohm & Haas Co.                       144,377              5,874
   Delphi Automotive Systems Corp.       372,742              5,871
   El Paso Energy Corp.                  150,662              5,848
   Georgia Pacific Group                 112,826              5,726
   Lockheed Martin Corp.                 261,422              5,719
   Coca-Cola Enterprises, Inc.           280,700              5,649
   New York Times Co. Class A            113,016              5,552
   Aetna Inc.                             98,715              5,510
   Kansas City Southern
    Industries, Inc.                      73,000              5,448
   Newell Rubbermaid, Inc.               186,200              5,400
   Southwest Airlines Co.                332,750              5,386
   Unocal Corp.                          159,955              5,368
   Franklin Resources Corp.              166,400              5,335
   Praxair, Inc.                         104,900              5,278
   Occidental Petroleum Corp.            242,530              5,245
   PG&E Corp.                            253,329              5,193
   Marriott International, Inc. Class A  164,100              5,179
   Lincoln National Corp.                129,030              5,161
   Norfolk Southern Corp.                251,052              5,147
   UnumProvident Corp.                   158,490              5,082
   Air Products & Chemicals, Inc.        151,400              5,081
   Raytheon Co. Class B                  191,177              5,078
   FPL Group, Inc.                       118,292              5,064
   USX-Marathon Group                    204,960              5,060
   Consolidated Edison Inc.              145,809              5,030
   St. Paul Cos., Inc.                   149,304              5,030
   Public Service Enterprise
    Group, Inc.                          144,216              5,021
   Coastal Corp.                         141,028              4,998
   AmSouth Bancorp                       258,151              4,986
   Republic New York Corp.                69,092              4,975
   Dominion Resources, Inc.              125,948              4,943
   Archer-Daniels-Midland Co.            401,548              4,894
-  National Semiconductor Corp.          113,160              4,845
-  Tenet Healthcare Corp.                205,523              4,830
   Comerica, Inc.                        103,212              4,819
   Unicom Corp.                          143,608              4,811
   Burlington Resources, Inc.            143,539              4,746
   Jefferson-Pilot Corp.                  69,152              4,720
   Molex, Inc.                            82,900              4,699
   Barrick Gold Corp.                    260,300              4,604
   Baker Hughes, Inc.                    217,318              4,577
   Danaher Corp.                          94,000              4,535
   CSX Corp.                             144,119              4,522
   Transocean Sedco Forex Inc.           133,219              4,488
   Reliant Energy, Inc.                  195,213              4,465
   Becton, Dickinson & Co.               165,200              4,419
   CenturyTel, Inc.                       92,250              4,370
   Delta Air Lines, Inc.                  87,664              4,367
   Hershey Foods Corp.                    91,300              4,337
   PECO Energy Corp.                     122,658              4,262
   Loews Corp.                            69,975              4,247
   MGIC Investment Corp.                  69,800              4,201
   Entergy Corp.                         162,945              4,196
   McKesson HBOC, Inc.                   185,900              4,194
   SouthTrust Corp.                      110,800              4,190
   TJX Cos., Inc.                        204,700              4,184
   TRW, Inc.                              80,244              4,168
   American Electric Power Co., Inc.     128,144              4,117
   Consolidated Natural Gas Co.           63,333              4,113
   Dollar General Corp.                  175,600              3,995
   Fort James Corp.                      142,800              3,909
   Champion International Corp.           62,916              3,897
   Conseco Inc.                          215,896              3,859
   Parker Hannifin Corp.                  73,957              3,795
   Mattel, Inc.                          277,800              3,646
   Union Planters Corp.                   92,200              3,636
   Synovus Financial Corp.               182,900              3,635
   Painewebber Group, Inc.                93,300              3,621
   Regions Financial Corp.               142,900              3,590
   Huntington Bancshares Inc.            150,182              3,586
   Phelps Dodge Corp.                     52,906              3,551
   Fortune Brands, Inc.                  107,244              3,546
   Golden West Financial Corp.           105,635              3,539
   Kerr-McGee Corp.                       56,540              3,505
   Summit Bancorp                        114,197              3,497
   Progressive Corp. of Ohio              47,800              3,495
   Eaton Corp.                            48,124              3,495
   FirstEnergy Corp.                     152,331              3,456
   MBIA, Inc.                             65,100              3,438
   J.C. Penney Co., Inc.                 170,069              3,391
   Willamette Industries, Inc.            72,892              3,385
   Amerada Hess Corp.                     59,234              3,362
   Columbia Energy Group                  53,113              3,359
   Cincinnati Financial Corp.            107,300              3,346
   Ecolab, Inc.                           85,500              3,345

---------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
VALUE INDEX FUND                          SHARES               (000)
---------------------------------------------------------------------
   Bear Stearns Co., Inc.                 77,891         $    3,330
-  Adaptec, Inc.                          66,700              3,327
   Knight Ridder                          54,863              3,264
-  Kmart Corp.                           322,693              3,247
   Dana Corp.                            107,558              3,220
   Carolina Power & Light Co.            104,273              3,174
   Reynolds Metals Co.                    41,368              3,170
   Johnson Controls, Inc.                 55,728              3,170
   Whirlpool Corp.                        48,678              3,167
   Nucor Corp.                            56,976              3,123
-  Cabletron Systems, Inc.               118,000              3,068
-  AutoZone Inc.                          94,350              3,049
   Black & Decker Corp.                   57,300              2,994
   DTE Energy Co.                         94,760              2,973
-  Inco Ltd.                             125,459              2,948
   Biomet, Inc.                           73,700              2,948
   Ameren Corp.                           89,729              2,939
   W.W. Grainger, Inc.                    61,024              2,918
   The Mead Corp.                         67,040              2,912
   T. Rowe Price                          78,200              2,889
   Genuine Parts Co.                     116,228              2,884
   The Goodyear Tire & Rubber Co.        102,217              2,881
   Scientific-Atlanta, Inc.               51,317              2,854
   Anadarko Petroleum Corp.               83,300              2,843
   Constellation Energy Group             97,772              2,835
   H & R Block, Inc.                      63,947              2,798
-  Advanced Micro Devices, Inc.           96,190              2,783
   Central & South West Corp.            138,986              2,780
   Apache Corp.                           74,600              2,756
   Leggett & Platt, Inc.                 128,300              2,750
-  Wellpoint Health Networks Inc.
    Class A                               41,600              2,743
   Sempra Energy                         157,053              2,729
   Old Kent Financial Corp.               76,900              2,720
   Florida Progress Corp.                 64,200              2,716
   Newmont Mining Corp.                  109,500              2,683
   The Times Mirror Co. Class A           39,600              2,653
   Vulcan Materials Co.                   65,300              2,608
   International Flavors &
    Fragrances, Inc.                      68,700              2,593
   Bausch & Lomb, Inc.                    37,687              2,579
   Brown-Forman Corp. Class B             44,762              2,563
   Tosco Corp.                            94,100              2,558
   Cinergy Corp.                         103,881              2,506
   Torchmark Corp.                        85,964              2,498
   Cooper Industries, Inc.                61,516              2,488
-  Owens-Illinois, Inc.                   98,100              2,459
   Northrop Grumman Corp.                 45,402              2,455
   Eastman Chemical Co.                   51,111              2,437
   Hasbro, Inc.                          126,686              2,415
   GPU, Inc.                              80,655              2,415
   Temple-Inland Inc.                     36,489              2,406
   Nordstrom, Inc.                        90,600              2,373
   CMS Energy Corp.                       75,700              2,361
-  Office Depot, Inc.                    215,100              2,353
   Winn-Dixie Stores, Inc.                97,100              2,324
   VF Corp.                               77,216              2,316
-  ALZA Corp.                             66,700              2,309
   New Century Energies, Inc.             75,500              2,293
-  Toys R Us, Inc.                       159,990              2,290
   Placer Dome, Inc.                     212,770              2,287
   Fluor Corp.                            49,695              2,280
   Sherwin-Williams Co.                  108,460              2,278
   PACCAR, Inc.                           51,200              2,269
   Nabisco Group Holdings Corp.          213,123              2,264
-  Watson Pharmaceuticals, Inc.           62,700              2,245
-  Harrah's Entertainment, Inc.           84,000              2,221
   PP&L Resources Inc.                    93,934              2,149
   Westvaco Corp.                         65,541              2,138
   SAFECO Corp.                           84,955              2,113
   Union Pacific Resources
    Group, Inc.                          164,700              2,100
-  Ceridian Corp.                         95,500              2,059
   R.R. Donnelley & Sons Co.              82,602              2,050
   Sigma-Aldrich Corp.                    65,990              1,984
   The BFGoodrich Co.                     71,998              1,980
   Northern States Power Co.             101,164              1,973
-  Navistar International Corp.           41,522              1,967
   Hercules, Inc.                         70,200              1,957
-  Mirage Resorts, Inc.                  126,300              1,934
   ITT Industries, Inc.                   57,483              1,922
   USX-U.S. Steel Group                   57,780              1,907
   Rite Aid Corp.                        169,200              1,893
   Harcourt General, Inc.                 46,523              1,873
   Countrywide Credit Industries, Inc.    73,964              1,868
   SuperValu Inc.                         91,248              1,825
   Crown Cork & Seal Co., Inc.            79,631              1,782
   C.R. Bard, Inc.                        33,490              1,775
   The Stanley Works                      58,400              1,759
   Pall Corp.                             81,200              1,751
-  Niagara Mohawk Holdings Inc.          122,396              1,706
   Pinnacle West Capital Corp.            55,400              1,693
   Engelhard Corp.                        89,500              1,689
-  St. Jude Medical, Inc.                 54,980              1,687
-  Thermo Electron Corp.                 112,220              1,683
   Boise Cascade Corp.                    40,682              1,648
   Wendy's International, Inc.            78,170              1,612
   Liz Claiborne, Inc.                    41,907              1,577
   Darden Restaurants Inc.                85,918              1,557
   Ashland, Inc.                          47,168              1,554
   Dillard's Inc.                         76,449              1,543
   Meredith Corp.                         36,700              1,530
-  Quintiles Transnational Corp.          81,600              1,525
-  HEALTHSOUTH Corp.                     273,800              1,472
   Homestake Mining Co.                  186,300              1,455
   Brunswick Corp.                        65,337              1,454
   Mallinckrodt, Inc.                     45,426              1,445
   Great Lakes Chemical Corp.             37,565              1,435
   Autodesk, Inc.                         42,200              1,424
   Sunoco, Inc.                           58,984              1,386
   Adolph Coors Co. Class B               26,316              1,382
   Allegheny Technologies Inc.            61,100              1,371
   PerkinElmer, Inc.                      32,825              1,368
   Service Corp. International           194,930              1,352
   Deluxe Corp.                           48,000              1,317
   Cummins Engine Co., Inc.               27,053              1,307
   Tektronix, Inc.                        33,600              1,306
   Thomas & Betts Corp.                   40,774              1,300
-  Rowan Cos., Inc.                       59,600              1,293
   Bemis Co., Inc.                        37,006              1,291
-  Pactiv Corp.                          121,069              1,286
-  Consolidated Stores, Inc.              78,200              1,271

---------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
VALUE INDEX FUND                          SHARES               (000)
---------------------------------------------------------------------
-  FMC Corp.                              20,963         $    1,201
-  Allied Waste Industries, Inc.         133,900              1,180
-  Silicon Graphics, Inc.                120,164              1,179
   Ryder System, Inc.                     46,150              1,128
-  Andrew Corp.                           59,200              1,121
   Snap-On Inc.                           41,529              1,103
   NICOR, Inc.                            33,837              1,100
   Eastern Enterprises                    19,025              1,093
   Louisiana-Pacific Corp.                75,899              1,082
-  Manor Care, Inc.                       67,300              1,077
   Worthington Industries, Inc.           64,956              1,076
   Centex Corp.                           42,098              1,039
   Alberto-Culver Co. Class B             40,094              1,035
   American Greetings Corp. Class A       42,210                997
-  Humana, Inc.                          118,600                971
   Crane Co.                              48,674                967
   Armstrong World Industries Inc.        28,865                963
   Shared Medical Systems Corp.           18,900                963
   Potlatch Corp.                         20,558                917
   The Timken Co.                         44,644                912
   Briggs & Stratton Corp.                16,750                898
   Ball Corp.                             21,981                866
   National Service Industries, Inc.      29,139                860
   Cooper Tire & Rubber Co.               54,791                853
   Kaufman & Broad Home Corp.             34,757                841
   Peoples Energy Corp.                   25,069                840
-  Bethlehem Steel Corp.                  95,090                796
   Raytheon Co. Class A                   32,092                796
   Great Atlantic & Pacific
    Tea Co., Inc.                         27,177                758
   Longs Drug Stores, Inc.                27,852                719
   IKON Office Solutions, Inc.           105,135                716
   Pulte Corp.                            30,582                688
   Polaroid Corp.                         32,184                605
   ONEOK, Inc.                            22,400                563
   Springs Industries Inc. Class A        12,626                504
   Fleetwood Enterprises, Inc.            23,522                485
   Milacron Inc.                          26,153                402
   Russell Corp.                          23,390                392
   McDermott International, Inc.          42,132                382
   The Pep Boys
    (Manny, Moe & Jack)                   37,123                339
-  Reebok International Ltd.              39,600                324
   NACCO Industries, Inc. Class A          5,730                318
   Foster Wheeler Corp.                   28,800                256
-  Viacom Inc. Class A                     1,532                 93
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $3,256,981)                                      3,834,639
---------------------------------------------------------------------

---------------------------------------------------------------------
                                           FACE              MARKET
                                         AMOUNT              VALUE*
                                          (000)               (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.5%)(1)
---------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 5.64%, 1/21/2000                   $     400                399

REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   3.25%, 1/3/2000                        17,493             17,493
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $17,892)                                            17,892
---------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
   (COST $3,274,873)                                      3,852,531
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
---------------------------------------------------------------------
Other Assets--Note B                                         18,276
Liabilities                                                 (33,243)
                                                    -----------------
                                                            (14,967)
---------------------------------------------------------------------
NET ASSETS (100%)                                        $3,837,564
=====================================================================

*See Note A in Notes to Financial Statements.
 -Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 0.3%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

---------------------------------------------------------------------
 AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
                                                              AMOUNT
                                                               (000)
---------------------------------------------------------------------
 Paid in Capital                                         $3,198,351
 Overdistributed Net Investment Income                         (933)
 Accumulated Net Realized Gains                              62,323
 Unrealized Appreciation--Note F
   Investment Securities                                    577,658
   Futures Contracts                                            165
---------------------------------------------------------------------
 NET ASSETS                                              $3,837,564
=====================================================================

 Investor Shares--Net Assets
   Applicable to 147,569,245 outstanding $.001
   par value shares of beneficial interest.
   (unlimited authorization)                             $3,377,776
---------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
   INVESTOR SHARES                                           $22.89
=====================================================================

 Institutional Shares--Net Assets
   Applicable to 20,087,717 outstanding $.001
   par value shares of beneficial interest.
   (unlimited authorization)                               $459,788
---------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
   INSTITUTIONAL SHARES                                      $22.89
=====================================================================

---------------------------------------------------------------------
                                                              MARKET
 TOTAL STOCK MARKET                                           VALUE*
 INDEX FUND                               SHARES               (000)
---------------------------------------------------------------------
 COMMON STOCKS (97.7%)(1)
---------------------------------------------------------------------
-  Microsoft Corp.                     7,093,227       $    828,134
   General Electric Co.                4,512,104            698,248
-  Cisco Systems, Inc.                 4,499,946            482,057
   Wal-Mart Stores, Inc.               6,118,735            422,958
   Exxon Mobil Corp.                   4,754,252            383,014
   Intel Corp.                         4,593,645            378,114
   Lucent Technologies, Inc.           4,313,142            322,677
   International Business
     Machines Corp.                    2,481,470            267,999
   Citigroup, Inc.                     4,641,588            257,898
   American International
     Group, Inc.                       2,129,886            230,294
-  America Online, Inc.                3,050,516            230,123
   SBC Communications Inc.             4,696,243            228,942
   AT&T Corp.                          4,398,825            223,240
-  Oracle Corp.                        1,959,920            219,634
   Home Depot, Inc.                    3,167,118            217,146
   Merck & Co., Inc.                   3,217,814            215,795
-  MCI WorldCom, Inc.                  3,901,906            207,045
   The Coca-Cola Co.                   3,400,323            198,069
   Procter & Gamble Co.                1,805,620            197,828
-  Dell Computer Corp.                 3,497,900            178,393
   Johnson & Johnson                   1,914,309            178,270
   Bristol-Myers Squibb Co.            2,730,863            175,287
   Pfizer, Inc.                        5,329,363            172,871
-  Sun Microsystems, Inc.              2,150,496            166,529
   Hewlett-Packard Co.                 1,402,842            159,836
-  QUALCOMM, Inc.                        906,920            159,731
-  Yahoo!, Inc.                          362,405            156,808
-  EMC Corp.                           1,400,722            153,029
   Bell Atlantic Corp.                 2,137,660            131,600
   Time Warner, Inc.                   1,771,098            128,294
   Motorola, Inc.                        838,513            123,471
   BellSouth Corp.                     2,591,263            121,303
   Bank of America Corp.               2,350,241            117,953
-  Berkshire Hathaway Inc.
    Class A                                2,032            113,995
   Morgan Stanley Dean
    Witter & Co.                         771,612            110,148
   Texas Instruments, Inc.             1,104,050            106,955
   American Express Co.                  616,285            102,457
   Eli Lilly & Co.                     1,501,243             99,833
   Warner-Lambert Co.                  1,182,112             96,859
   E.I. du Pont de Nemours & Co.       1,437,959             94,726
   GTE Corp.                           1,337,839             94,401
   Wells Fargo Co.                     2,260,847             91,423
   Ford Motor Co.                      1,662,888             88,861
   The Chase Manhattan Corp.           1,135,464             88,211
   Fannie Mae                          1,411,048             88,102
   Schering-Plough Corp.               2,022,455             85,322
-  Amgen, Inc.                         1,406,288             84,465
   The Walt Disney Co.                 2,839,091             83,043
   Sprint Corp.                        1,199,739             80,757
   Chevron Corp.                         903,437             78,260
   Abbott Laboratories                 2,116,390             76,851
   Philip Morris Cos., Inc.            3,257,358             75,530
   McDonald's Corp.                    1,863,976             75,142
   American Home Products Corp.        1,797,530             70,890
   PepsiCo, Inc.                       1,999,462             70,481
-  CBS Corp.                           1,047,135             66,951
-  Applied Materials, Inc.               519,749             65,846
-  MediaOne Group, Inc.                  840,564             64,566
   General Motors Corp.                  879,328             63,916
   Compaq Computer Corp.               2,334,948             63,190
   Honeywell International Inc.        1,089,773             62,866
-  Sprint PCS                            594,990             60,986
   Gillette Co.                        1,473,305             60,682
   Medtronic, Inc.                     1,641,746             59,821
-  Viacom Inc. Class B                   947,431             57,260
   The Gap, Inc.                       1,176,018             54,097
   The Boeing Co.                      1,299,279             54,001
   Minnesota Mining &
     Manufacturing Co.                   551,322             53,961
   Colgate-Palmolive Co.                 800,177             52,011
   Computer Associates
   International, Inc.                   742,118             51,902
   Comcast Corp.-Special Class A       1,021,936             51,672
-  NEXTEL Communications, Inc.           500,304             51,594
-  Veritas Software Corp.                356,070             50,963
   Bank One Corp.                      1,586,484             50,867
-  JDS Uniphase Corp.                    311,436             50,239
   U S WEST, Inc.                        695,696             50,090
   Kimberly-Clark Corp.                  749,383             48,897
   Automatic Data Processing, Inc.       860,607             46,365
   Anheuser-Busch Cos., Inc.             640,549             45,399
   Freddie Mac                           954,879             44,939
   First Union Corp.                   1,359,793             44,618
-  CMGI Inc                              160,892             44,547
   Electronic Data Systems Corp.         665,077             44,519
   Dayton Hudson Corp.                   605,301             44,452
-  Qwest Communications
     International Inc.                1,024,214             44,041
   FleetBoston Financial Corp.         1,260,271             43,873
   Enron Corp.                           985,138             43,715
   Corning, Inc.                         336,298             43,361
   Charles Schwab Corp.                1,127,924             43,284
   United Technologies Corp.             657,175             42,716
   Merrill Lynch & Co., Inc.             510,281             42,608
   Schlumberger Ltd.                     753,001             42,356
   Alcoa Inc.                            504,503             41,874
   Texaco Inc.                           762,388             41,407
-  Clear Channel
     Communications, Inc.                463,532             41,370
   Carnival Corp.                        849,328             40,608
   The Bank of New York Co., Inc.      1,013,813             40,553
-  Cox Communications, Inc.
     Class A                             784,243             40,389
   Walgreen Co.                        1,380,309             40,374
   Dow Chemical Co.                      301,281             40,259
-  Level 3 Communications, Inc.          469,620             38,450
-  Solectron Corp.                       403,375             38,371
   Atlantic Richfield Co.                442,521             38,278
   ALLTEL Corp.                          429,966             35,553
-  Tellabs, Inc.                         553,653             35,538
-  Amazon.com, Inc.                      463,200             35,261
   Marsh & McLennan Cos., Inc.           366,463             35,066
   Emerson Electric Co.                  596,890             34,247
-  Sycamore Networks, Inc.               107,260             33,036
   International Paper Co.               567,104             32,006

---------------------------------------------------------------------
                                                              MARKET
 TOTAL STOCK MARKET                                           VALUE*
 INDEX FUND                               SHARES               (000)
---------------------------------------------------------------------
   Lowe's Cos., Inc.                     526,126        $    31,436
-  Gateway, Inc.                         435,808             31,405
   Gannett Co., Inc.                     381,800             31,141
   Fifth Third Bancorp                   424,013             31,112
   Monsanto Co.                          869,586             30,979
   SunTrust Banks, Inc.                  439,541             30,246
   J.P. Morgan & Co., Inc.               238,438             30,192
   MBNA Corp.                          1,097,977             29,920
-  Micron Technology, Inc.               370,703             28,822
   Eastman Kodak Co.                     433,535             28,722
   First Data Corp.                      580,214             28,612
   Firstar Corp.                       1,342,249             28,355
-  Costco Wholesale Corp.                305,459             27,873
   Illinois Tool Works, Inc.             411,539             27,805
   Associates First Capital Corp.      1,002,558             27,508
   Sara Lee Corp.                      1,244,411             27,455
-  BMC Software, Inc.                    333,657             26,672
-  VeriSign, Inc.                        139,114             26,536
   Allstate Corp.                      1,101,062             26,425
-  Cendant Corp.                         977,514             25,965
   American General Corp.                338,429             25,678
   Duke Energy Corp.                     500,758             25,100
   Baxter International, Inc.            398,462             25,028
-  Safeway, Inc.                         695,032             24,717
-  Immunex Corp.                         225,700             24,672
   Halliburton Co.                       607,860             24,466
   Omnicom Group Inc.                    243,810             24,381
-  Juniper Networks, Inc.                 71,180             24,201
   U.S. Bancorp                        1,012,871             24,119
   Household International, Inc.         645,730             24,053
-  Foundry Networks, Inc.                 78,900             23,803
   Mellon Financial Corp.                696,495             23,724
   Weyerhaeuser Co.                      323,324             23,219
   Caterpillar, Inc.                     488,358             22,983
   Columbia/HCA Healthcare Corp.         775,510             22,732
-  3Com Corp.                            482,482             22,677
   Campbell Soup Co.                     585,777             22,662
-  Apple Computer, Inc.                  220,344             22,654
-  AMFM Inc.                             288,146             22,547
   Interpublic Group of Cos., Inc.       386,393             22,290
-  Analog Devices, Inc.                  239,654             22,288
-  Siebel Systems, Inc.                  263,966             22,173
-  Ariba, Inc.                           124,500             22,083
-  eBay Inc.                             176,200             22,058
   Southern Co.                          921,657             21,659
   CIGNA Corp.                           267,908             21,583
-  Computer Sciences Corp                228,061             21,580
-  The Kroger Co.                     1 ,142,724             21,569
   CVS Corp.                             539,553             21,548
   Conoco Inc. Class B                   847,453             21,080
-  AES Corp.                             281,960             21,076
-  DoubleClick Inc.                       83,199             21,055
-  BroadVision, Inc.                     122,300             20,799
   AXA Financial, Inc.                   613,482             20,782
   Xerox Corp.                           914,209             20,741
-  Exodus Communications, Inc.           232,900             20,684
   Washington Mutual, Inc.               794,754             20,664
-  General Instrument Corp.              239,582             20,364
-  i2 Technologies, Inc.                 104,000             20,280
-  At Home Corp. Series A                469,644             20,136
   National City Corp.                   848,781             20,105
-  Red Hat, Inc.                          94,800             20,027
   Bestfoods                             380,021             19,975
-  Xilinx, Inc.                          438,022             19,916
-  Guidant Corp.                         420,972             19,786
   H.J. Heinz Co.                        492,368             19,602
-  Commerce One, Inc.                     99,150             19,483
   NIKE, Inc. Class B                    383,493             19,007
   Wachovia Corp.                        277,638             18,879
   Albertson's, Inc.                     583,125             18,806
-  VoiceStream Wireless Corp.            131,010             18,644
-  Infinity Broadcasting Corp.           510,728             18,482
   Cardinal Health, Inc.                 383,830             18,376
-  Broadcom Corp.                         67,300             18,331
-  Compuware Corp.                       491,582             18,311
   Williams Cos., Inc.                   598,530             18,293
   PNC Bank Corp.                        410,215             18,255
-  Novell, Inc.                          456,094             18,158
   Tribune Co.                           326,449             17,975
-  NTL Inc.                              143,933             17,956
-  General Motors Corp. Class H          186,039             17,860
   Sysco Corp.                           451,103             17,847
-  Conexant Systems, Inc.                268,366             17,813
   Providian Financial Corp.             195,529             17,805
   Pitney Bowes, Inc.                    365,233             17,645
-  Maxim Integrated Products, Inc.       372,700             17,587
-  Biogen, Inc.                          205,800             17,390
   AFLAC, Inc.                           365,473             17,246
   Kellogg Co.                           557,327             17,173
-  Network Appliance, Inc.               204,018             16,946
   PE Corp. - PE Biosystems Group        140,790             16,939
-  FDX Corp.                             410,100             16,788
   The McGraw-Hill Cos., Inc.            269,353             16,599
   Phillips Petroleum Co.                349,264             16,415
   The Clorox Co.                        325,474             16,396
   Northern Trust Corp.                  304,108             16,118
-  Kohl's Corp.                          222,566             16,066
-  Intuit, Inc.                          267,500             16,033
   State Street Corp.                    218,173             15,940
-  Lexmark International
    Group, Inc. Class A                  174,935             15,832
   Sears, Roebuck & Co.                  517,590             15,754
   Textron, Inc.                         203,748             15,625
   Masco Corp.                           614,027             15,581
-  Genentech, Inc.                       115,410             15,523
-  Teradyne, Inc.                        232,958             15,375
-  MedImmune Inc.                         92,338             15,317
   Burlington Northern
    Santa Fe Corp.                       628,946             15,252
   Linear Technology Corp.               212,492             15,206
-  Citrix Systems, Inc.                  123,400             15,178
   ConAgra, Inc.                         670,852             15,136
-  Internap Network Services Corp.        87,400             15,120
   General Mills, Inc.                   417,369             14,921
-  ADC Telecommunications, Inc.          204,337             14,827
   PPG Industries, Inc.                  236,906             14,821
   Union Pacific Corp.                   338,669             14,774
   May Department Stores Co.             456,405             14,719
   Waste Management, Inc.                856,163             14,715
   Intimate Brands, Inc.                 340,175             14,670
-  Liberate Technologies, Inc.            57,000             14,649
   General Dynamics Corp.                276,123             14,565





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                                                              MARKET
 TOTAL STOCK MARKET                                           VALUE*
 INDEX FUND                               SHARES               (000)
---------------------------------------------------------------------
-  EchoStar Communications Corp.         148,430        $    14,472
-  Federated Department
    Stores, Inc.                         285,999             14,461
   The Hartford Financial
    Services Group Inc.                  304,974             14,448
-  Univision Communications Inc.         139,300             14,235
-  Comverse Technology, Inc.              98,216             14,217
-  InfoSpace.com, Inc.                    66,295             14,187
-  Best Buy Co., Inc.                    282,670             14,186
   Aon Corp.                             349,624             13,985
-  AMR Corp.                             208,293             13,956
-  Seagate Technology Inc.               298,448             13,896
   Lehman Brothers Holdings, Inc.        163,987             13,888
   Deere & Co.                           320,018             13,881
-  KLA-Tencor Corp.                      123,913             13,801
-  LSI Logic Corp.                       202,658             13,679
   PAYCHEX, INC                          339,476             13,579
   The Chubb Corp.                       241,000             13,571
-  Unisys Corp.                          423,349             13,521
   KeyCorp                               611,012             13,519
-  Altera Corp.                          271,740             13,468
   Texas Utilities Co.                   377,583             13,428
   Harley-Davidson, Inc.                 208,397             13,350
-  Staples, Inc.                         634,451             13,165
   Wrigley, (Wm.) Jr. Co.                157,773             13,085
-  Metromedia Fiber Network, Inc.        271,907             13,035
   Capital One Financial Corp.           270,075             13,014
   Tandy Corp.                           263,402             12,956
-  Brocade Communications
    Systems, Inc.                        72,900              12,903
   Dover Corp.                           281,829             12,788
   The Limited, Inc.                     293,306             12,704
-  BEA Systems, Inc.                     181,000             12,659
-  TIBCO Software Inc.                    82,500             12,623
   Circuit City Stores, Inc.             279,993             12,617
-  Inktomi Corp.                         141,800             12,585
-  McLeodUSA, Inc. Class A               213,397             12,564
   BB&T Corp.                            455,719             12,475
-  E-Tek Dynamics, Inc.                   92,600             12,466
   Edison International                  474,327             12,421
-  Boston Scientific Corp.               566,445             12,391
   Rockwell International Corp.          258,731             12,387
-  Vignette Corp.                         75,956             12,381
   Ingersoll-Rand Co.                    224,746             12,375
   United Healthcare Corp.               232,381             12,345
   Ralston-Ralston Purina Group          441,841             12,316
   Delphi Automotive Systems Corp.       773,697             12,186
   Union Carbide Corp.                   182,381             12,174
   Rohm & Haas Co.                       298,987             12,165
   Molex, Inc.                           213,687             12,113
   El Paso Energy Corp.                  311,951             12,108
   Royal Caribbean Cruises, Ltd.         244,200             12,042
-  RealNetworks, Inc.                     99,295             12,033
-  U.S. Cellular Corp.                   119,000             12,012
   The Quaker Oats Co.                   182,399             11,970
   Georgia Pacific Group                 233,634             11,857
   Lockheed Martin Corp.                 539,393             11,799
   Coca-Cola Enterprises, Inc.           581,230             11,697
   Avon Products, Inc.                   349,501             11,534
   New York Times Co. Class A            234,522             11,521
   IMS Health, Inc.                      423,011             11,501
   Aetna Inc.                            204,989             11,441
   Kansas City Southern
    Industries, Inc.                     152,153             11,354
-  Cablevision Systems Corp.
    Class B                              150,100             11,333
-  Omnipoint Corp.                        93,500             11,278
   Avery Dennison Corp.                  154,163             11,235
   Newell Rubbermaid, Inc.               385,266             11,173
   Southwest Airlines Co.                687,175             11,124
-  Sapient Corp.                          78,800             11,106
   Unocal Corp.                          330,243             11,084
   Franklin Resources Corp.              345,295             11,071
-  Vitesse Semiconductor Corp.           210,200             11,022
   Adobe Systems, Inc.                   163,249             10,978
   BroadWing Inc.                        297,065             10,954
   Praxair, Inc.                         216,146             10,875
-  Portal Software, Inc.                 105,600             10,864
   PG&E Corp.                            525,862             10,780
   Occidental Petroleum Corp.            497,868             10,766
-  CIENA Corp.                           187,200             10,764
   Marriott International, Inc.
    Class A                              340,714             10,754
   Lincoln National Corp.                266,459             10,658
   Telephone & Data Systems, Inc.         84,400             10,634
   Norfolk Southern Corp.                518,531             10,630
-  SDL, Inc.                              48,600             10,595
   Raytheon Co. Class B                  398,330             10,581
-  Chiron Corp.                          248,832             10,544
   Air Products & Chemicals, Inc.        314,008             10,539
-  Lycos, Inc.                           132,404             10,534
   FPL Group, Inc.                       245,949             10,530
   UnumProvident Corp.                   327,925             10,514
   Consolidated Edison Inc.              304,293             10,498
-  Redback Networks Inc.                  58,968             10,467
   St. Paul Cos., Inc.                   310,421             10,457
   USX-Marathon Group                    423,359             10,452
   Public Service Enterprise
    Group, Inc.                          298,608             10,395
-  USA Networks, Inc.                    187,524             10,361
   United Parcel Service, Inc.           149,900             10,343
   Coastal Corp.                         291,038             10,314
   AmSouth Bancorp                       532,213             10,278
   Republic New York Corp.               142,723             10,276
-  Phone.com, Inc.                        88,567             10,268
   Dominion Resources, Inc.              260,717             10,233
   Archer-Daniels-Midland Co.            833,102             10,153
   Unicom Corp.                          299,495             10,033
-  Parametric Technology Corp.           370,259             10,020
   Comerica, Inc.                        214,220             10,001
-  Tenet Healthcare Corp.                424,232              9,969
-  National Semiconductor Corp.          232,748              9,965
-  Network Solutions, Inc. Class A        45,627              9,927
   Burlington Resources, Inc.            296,979              9,819
   Jefferson-Pilot Corp.                 143,045              9,763
-  CNA Financial Corp.                   249,284              9,706
-  Vitria Technology, Inc.                41,400              9,688
-  PE Corp.-Celera Genomics Group         64,365              9,590
   Transocean Sedco Forex Inc.           284,281              9,577
   Baker Hughes, Inc.                    450,451              9,488
-  Priceline.com Inc.                    200,000              9,475
   Delta Air Lines, Inc.                 189,400              9,434



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                                                              MARKET
 TOTAL STOCK MARKET                                           VALUE*
 INDEX FUND                               SHARES               (000)
---------------------------------------------------------------------
   Danaher Corp.                         194,990         $    9,408
-  Applied Micro Circuits Corp.           73,553              9,360
   CSX Corp.                             298,284              9,359
-  QLogic Corp.                           58,108              9,290
-  Interdigital Communications
    Corp.                                123,700              9,278
-  Infonet Services Corp.                352,800              9,261
   Stryker Corp.                         132,500              9,225
   SLM Holding Corp.                     217,697              9,198
   Reliant Energy, Inc.                  399,166              9,131
    Marshall & Ilsley Corp.              144,491              9,076
-  FreeMarkets, Inc.                      26,525              9,053
-  TV Guide, Inc.                        210,200              9,039
   Becton, Dickinson & Co.               337,776              9,036
   CenturyTel, Inc.                      190,356              9,018
   Hershey Foods Corp.                   189,566              9,004
   Allergan, Inc.                        180,058              8,958
   PECO Energy Corp.                     255,491              8,878
   MGIC Investment Corp.                 147,244              8,862
   The Goldman Sachs Group, Inc.          94,000              8,854
   UnionBanCal Corp.                     222,700              8,783
-  E*TRADE Group, Inc.                   334,800              8,747
   Tiffany & Co.                          97,936              8,741
   Loews Corp.                           143,471              8,707
   TJX Cos., Inc.                        424,279              8,671
   Entergy Corp.                         336,360              8,661
-  Jabil Circuit, Inc.                   118,600              8,658
   McKesson HBOC, Inc.                   383,599              8,655
   TRW, Inc.                             166,576              8,652
   SouthTrust Corp.                      228,689              8,647
   American Electric Power
    Co., Inc.                            266,690              8,567
   Consolidated Natural Gas Co.          131,036              8,509
-  PeopleSoft, Inc.                      398,135              8,485
   Equity Office Properties
    Trust REIT                           344,511              8,484
-  NEXTLINK Communications, Inc.         102,131              8,483
   Estee Lauder Cos. Class A             167,942              8,471
-  Global TeleSystems Group, Inc.        243,600              8,435
   Donaldson, Lufkin &
    Jenrette, Inc.                       173,200              8,379
-  Scient Corp.                           96,190              8,314
   Dow Jones & Co., Inc.                 120,811              8,215
-  Allegiance Telecom, Inc.               89,044              8,214
   Dollar General Corp.                  360,880              8,210
   Fort James Corp.                      298,347              8,167
-  Millennium Pharmaceuticals, Inc.       66,868              8,158
   Champion International Corp.          131,428              8,140
-  Loral Space & Communications          334,784              8,139
-  Tricon Global Restaurants, Inc.       209,710              8,100
-  Atmel Corp.                           272,900              8,068
   Cintas Corp.                          151,800              8,064
-  Cadence Design Systems, Inc.          334,462              8,027
-  SCI Systems, Inc.                      97,316              7,998
-  Adelphia Communications
    Corp. Class A                        121,504              7,974
-  Next Level Communications, Inc.       106,100              7,944
-  Legato Systems, Inc.                  115,300              7,934
   Conseco Inc.                          442,353              7,907
-  VerticalNet, Inc.                      48,100              7,888
-  Sanmina Corp.                          78,979              7,888
   Parker Hannifin Corp.                 152,306              7,815
   Comdisco, Inc.                        209,250              7,795
-  E.Piphany Inc.                         34,800              7,765
-  CareInsite, Inc.                       96,200              7,744
   Vastar Resources, Inc.                131,100              7,735
-  CheckFree Holdings Corp.               74,000              7,733
-  Safeguard Scientifics, Inc.            47,694              7,729
-  Agilent Technologies, Inc.             99,300              7,677
   PaineWebber Group, Inc.               196,949              7,644
-  Kana Communications, Inc.              37,175              7,621
   Synovus Financial Corp.               383,232              7,617
   Symbol Technologies, Inc.             119,412              7,590
   The CIT Group, Inc.                   358,500              7,573
   Union Planters Corp.                  191,218              7,541
   Regions Financial Corp.               300,047              7,539
   Huntington Bancshares Inc.            313,831              7,493
   Mattel, Inc.                          569,923              7,480
   Golden West Financial Corp.           223,259              7,479
   Washington Post Co. Class B            13,400              7,449
-  Emulex Corp.                           66,200              7,448
-  UnitedGlobalCom Inc. Class A          105,200              7,430
-  RF Micro Devices, Inc.                108,200              7,405
   Equity Residential Properties
    Trust REIT                           173,113              7,390
   Fortune Brands, Inc.                  223,180              7,379
   Phelps Dodge Corp.                    109,912              7,378
   Zions Bancorp                         124,088              7,344
-  Digital Island Inc.                    77,200              7,344
   Summit Bancorp                        239,571              7,337
   Progressive Corp. of Ohio              99,915              7,306
   Eaton Corp.                           100,317              7,286
-  Smurfit-Stone Container Corp.         297,323              7,284
   Kerr-McGee Corp.                      117,007              7,254
   Optical Coating Laboratory, Inc.       24,481              7,246
-  Electronic Arts Inc.                   86,032              7,227
   MBIA, Inc.                            136,065              7,186
   FirstEnergy Corp.                     316,553              7,182
-  Concord EFS, Inc.                     277,605              7,148
-  Internet Capital Group, Inc.           42,002              7,140
   Willamette Industries, Inc.           152,465              7,080
-  Knight/Trimark Group, Inc.            153,100              7,043
   Amerada Hess Corp.                    123,621              7,015
-  Forest Laboratories, Inc.             114,184              7,015
   J.C. Penney Co., Inc.                 351,360              7,005
   Bear Stearns Co., Inc.                163,016              6,969
-  Adaptec, Inc.                         139,469              6,956
-  American Power
     Conversion Corp.                    263,100              6,939
   Ecolab, Inc.                          177,013              6,926
   Columbia Energy Group                 109,071              6,899
   Cincinnati Financial Corp.            221,190              6,898
   First Security Corp.                  268,882              6,865
-  TMP Worldwide, Inc.                    48,300              6,859
-  HomeStore.com, Inc.                    91,800              6,816
   Knight Ridder                         114,207              6,795
-  Hispanic Broadcasting Corp.            73,600              6,787
-  Kmart Corp.                           674,353              6,786
   Dana Corp.                            226,471              6,780
   Young & Rubicam Inc.                   95,100              6,728
-  VA Linux Systems, Inc.                 32,414              6,698
   Johnson Controls, Inc.                117,484              6,682
-  Bed Bath & Beyond, Inc.               191,067              6,640

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                                                              MARKET
 TOTAL STOCK MARKET                                           VALUE*
 INDEX FUND                               SHARES               (000)
---------------------------------------------------------------------
   Reynolds Metals Co.                    86,433        $     6,623
   Carolina Power & Light Co.            217,423              6,618
-  DST Systems, Inc.                      86,700              6,616
   Whirlpool Corp.                       100,905              6,565
-  Novellus Systems, Inc.                 53,500              6,555
   Dun & Bradstreet Corp.                221,506              6,534
   Nucor Corp.                           118,487              6,495
-  Synopsys, Inc.                         97,086              6,480
-  Fiserv, Inc.                          168,727              6,464
-  Convergys Corp.                       209,200              6,433
-  Metro-Goldwyn-Mayer Inc.              271,820              6,405
-  AutoZone Inc.                         197,896              6,395
-  Cabletron Systems, Inc.               244,993              6,370
   The Times Mirror Co. Class A           94,362              6,322
-  Covad Communications
    Group, Inc.                          112,650              6,301
-  Crown Castle International Corp.      194,000              6,232
   Biomet, Inc.                          154,103              6,164
   DTE Energy Co.                        196,226              6,157
   The Mead Corp.                        141,388              6,142
   Ameren Corp.                          186,988              6,124
   W.W. Grainger, Inc.                   127,935              6,117
   Black & Decker Corp.                  116,795              6,103
   T. Rowe Price                         164,216              6,066
-  Finisar Corp.                          67,202              6,040
-  Fox Entertainment Group, Inc.
    Class A                              241,800              6,030
-  American Tower Corp. Class A          197,200              6,027
-  Starbucks Corp.                       248,300              6,021
   The Goodyear Tire & Rubber Co.        213,530              6,019
   Starwood Hotels & Resorts
    Worldwide, Inc.                      255,772              6,011
-  CacheFlow Inc.                         45,903              5,999
-  Intertrust Technologies Corp.          50,980              5,997
   Anadarko Petroleum Corp.              175,218              5,979
   Scientific-Atlanta, Inc.              106,914              5,947
-  AutoNation, Inc.                      641,758              5,936
   Old Kent Financial Corp.              167,424              5,923
   Genuine Parts Co.                     238,638              5,921
-  LAM Research Corp.                     52,901              5,902
   Weatherford International, Inc.       147,729              5,900
   H & R Block, Inc.                     134,778              5,897
-  Noble Drilling Corp.                  180,000              5,895
   UST, Inc.                             233,341              5,877
-  Nabors Industries, Inc.               189,600              5,866
   Constellation Energy Group            202,236              5,865
-  Rational Software Corp.               119,363              5,864
   AVX Corp.                             117,400              5,863
-  Advanced Micro Devices, Inc.          200,535              5,803
-  Leap Wireless International, Inc.      73,803              5,794
-  Westwood One, Inc.                     76,200              5,791
-  Agile Software Corp.                   26,575              5,773
   Apache Corp.                          156,223              5,770
-  Cree Research, Inc.                    67,496              5,762
   Central & South West Corp.            288,028              5,761
-  Wellpoint Health Networks Inc.
    Class A                               86,862              5,727
-  IDEC Pharmaceuticals Corp.             58,200              5,718
   Sempra Energy                         328,311              5,704
-  USinternetworking, Inc.                81,600              5,702
   Diamond Offshore Drilling, Inc.       186,000              5,685
-  Extreme Networks, Inc.                 68,033              5,681
   Leggett & Platt, Inc.                 263,612              5,651
-  Mercury Interactive Corp.              52,200              5,634
-  Affymetrix, Inc.                       33,200              5,634
   Newmont Mining Corp.                  229,595              5,625
-  Winstar Communications, Inc.           75,000              5,616
-  UAL Corp.                              72,380              5,614
-  CNET, Inc.                             98,700              5,601
   Florida Progress Corp.                132,284              5,597
-  Sawtek Inc.                            83,800              5,578
-  Peregrine Systems, Inc.                67,300              5,561
   Tosco Corp.                           204,283              5,554
   Maytag Corp.                          115,435              5,541
-  Advanced Fibre
    Communications, Inc.                 123,800              5,532
   Charter One Financial                 288,532              5,518
-  PSINet, Inc.                           89,300              5,514
-  Calpine Corp.                          85,600              5,478
   Vulcan Materials Co.                  136,721              5,460
-  HNC Software, Inc.                     51,600              5,457
-  Office Depot, Inc.                    497,565              5,442
   International Flavors &
    Fragrances, Inc.                     143,969              5,435
   Montana Power Co.                     150,200              5,417
-  Software.com, Inc.                     56,200              5,395
   Bausch & Lomb, Inc.                    78,707              5,387
-  Razorfish Inc.                         56,600              5,384
   Brown-Forman Corp. Class B             93,896              5,376
-  Charter Communications, Inc.          245,000              5,359
   Simon Property Group, Inc. REIT       233,172              5,348
-  Art Technology Group, Inc.             41,500              5,317
-  Ortel Corp.                            44,000              5,280
   Cinergy Corp.                         217,130              5,238
-  Quest Software, Inc.                   51,139              5,216
-  Park Place Entertainment              415,398              5,192
   Popular, Inc.                         185,656              5,187
-  Owens-Illinois, Inc.                  206,541              5,176
   Torchmark Corp.                       177,664              5,163
-  Genzyme Corp.                         114,678              5,161
   Cooper Industries, Inc.               126,633              5,121
   Dynegy,Inc.                           210,000              5,106
   ServiceMaster Co.                     414,650              5,105
   Reliastar Financial Corp.             129,181              5,062
   Northrop Grumman Corp.                 93,596              5,060
   Hasbro, Inc.                          265,351              5,058
-  Citizens Utilities Co. Class B        355,751              5,047
-  VISIX Inc.                             96,884              5,014
   AMBAC Financial Group Inc.             95,844              5,002
   Tyson Foods, Inc.                     307,689              5,000
   First Tennessee National Corp.        175,100              4,990
   Eastman Chemical Co.                  104,602              4,988
-  NCR Corp.                             131,632              4,986
-  PurchasePro.com, Inc.                  36,150              4,971
-  Critical Path, Inc.                    52,600              4,964
   GPU, Inc.                             165,638              4,959
-  Network Associates, Inc.              185,339              4,946
-  RCN Corp.                             101,827              4,939
   Temple-Inland Inc.                     74,871              4,937
-  Macromedia, Inc.                       67,423              4,930
   CMS Energy Corp.                      157,705              4,918
-  Chemdex Corp.                          44,300              4,917

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                                                              MARKET
                                                              VALUE*
                                          SHARES               (000)
---------------------------------------------------------------------
-  AmeriTrade Holding Corp.              225,800         $    4,897
-  iXL Enterprises, Inc.                  88,000              4,884
-  Human Genome Sciences, Inc.            31,900              4,869
   Nordstrom, Inc.                       185,199              4,850
-  Cypress Semiconductor Corp.           149,694              4,846
-  ALZA Corp.                            139,493              4,830
   E.W. Scripps Co. Class A              107,676              4,825
-  Sealed Air Corp.                       93,117              4,825
-  Verio Inc.                            104,200              4,813
   Winn-Dixie Stores, Inc.               201,012              4,812
   BHC Communications, Inc.
    Class A                               29,885              4,782
   Hilton Hotels Corp.                   496,056              4,775
-  Microchip Technology, Inc.             69,750              4,774
   VF Corp.                              159,095              4,773
   PP&L Resources Inc.                   208,643              4,773
   Sherwin-Williams Co.                  226,016              4,746
-  Toys R Us, Inc.                       328,685              4,704
-  Retek Inc.                             62,500              4,703
-  Akamai Technologies, Inc.              14,350              4,701
   New Century Energies, Inc.            153,986              4,677
-  Watson Pharmaceuticals, Inc.          130,421              4,671
   Fluor Corp.                           101,593              4,661
-  Symantec Corp.                         79,288              4,648
   Nabisco Group Holdings Corp.          436,253              4,635
   PACCAR, Inc.                          104,581              4,634
-  Jones Apparel Group, Inc.             170,262              4,618
-  Aerial Communications Inc.             75,200              4,578
-  Amkor Technology, Inc.                161,200              4,554
-  USWeb Corp.                           102,450              4,553
-  Harrah's Entertainment, Inc.          171,952              4,546
-  Health Management Associates
    Class A                              339,532              4,541
-  Diamond Technology
    Partners Inc.                         52,733              4,532
-  CDW Computer Centers, Inc.             57,400              4,513
   Equifax, Inc.                         191,142              4,504
   M & T Bank Corp.                       10,856              4,497
-  Waters Corp.                           84,800              4,494
-  TriQuint Semiconductor, Inc.           40,350              4,489
   Westvaco Corp.                        137,213              4,477
-  Proxicom, Inc.                         35,900              4,463
-  Western Wireless Corp. Class A         66,522              4,440
   Mylan Laboratories, Inc.              176,050              4,434
-  Electronics for Imaging, Inc.          76,000              4,418
-  Alteon Websystems, Inc.                50,300              4,414
-  Freeport-McMoRan Copper &
    Gold Inc. Class B                    208,268              4,400
-  Ceridian Corp.                        204,038              4,400
-  American Standard Cos., Inc.           95,800              4,395
   Union Pacific Resources
    Group, Inc.                          344,282              4,390
-  Continental Airlines, Inc.
    Class B                               98,800              4,384
-  Sepracor Inc.                          44,164              4,381
   SAFECO Corp.                          175,402              4,363
-  TeleCorp PCS, Inc.                    114,500              4,351
-  American Eagle Outfitters, Inc.        95,800              4,311
-  Clarus Corp.                           65,300              4,310
-  InterWorld Corp.                       50,350              4,299
   SuperValu Inc.                        214,266              4,285
-  J.D. Edwards & Co.                    143,100              4,275
   KeySpan Corp.                         183,535              4,256
   Total System Services, Inc.           258,786              4,221
   Delhaize America, Inc. Class A        207,400              4,213
-  Inet Technologies, Inc.                60,000              4,193
   ENSCO International, Inc.             183,024              4,187
-  Navistar International Corp.           88,370              4,187
   R.R. Donnelley & Sons Co.             168,570              4,183
-  SanDisk Corp.                          43,300              4,168
-  Ask Jeeves, Inc.                       36,800              4,156
   Reader's Digest Assn., Inc.
     Class A                             141,706              4,145
   Sigma-Aldrich Corp.                   137,845              4,144
   New England Electric System            80,000              4,140
-  SunGard Data Systems, Inc.            174,000              4,133
   ProLogis Trust REIT                   214,217              4,124
-  Whittman-Hart, Inc.                    76,800              4,118
-  Allaire Corp.                          28,400              4,118
-  Sterling Commerce, Inc.               120,685              4,111
-  eToys Inc.                            156,600              4,111
-  Powertel Inc.                          40,900              4,105
-  Teletech Holdings Inc.                121,500              4,095
   Allegheny Energy, Inc.                151,700              4,086
-  Clarify, Inc.                          32,400              4,082
-  Mirage Resorts, Inc.                  265,169              4,060
   The BFGoodrich Co.                    147,170              4,047
   Hercules, Inc.                        144,902              4,039
-  Medical Manager Corp.                  47,893              4,035
-  Dollar Tree Stores, Inc.               83,012              4,021
   Hannaford Brothers Co.                 57,900              4,013
   A.G. Edwards & Sons, Inc.             125,049              4,009
-  RSA Security Inc.   51,700              4,007
   Northern States Power Co.             205,326              4,004
-  Cobalt Networks, Inc.                  36,938              4,003
   Allmerica Financial Corp.              71,915              4,000
-  NorthPoint Communications
    Group, Inc.                          166,400              3,994
-  Jones Intercable Inc.                  57,600              3,992
   Santa Fe International Corp.          153,800              3,980
-  BJ Services Co.                        95,083              3,976
-  Engage Technologies, Inc.              65,850              3,951
-  Aspect Development, Inc.               57,600              3,946
-  MGM Grand, Inc.                        78,389              3,944
   Public Storage, Inc. REIT             172,402              3,911
   ITT Industries, Inc.                  116,879              3,908
   Hormel Foods Corp.                     96,200              3,908
   Galileo International, Inc.           130,400              3,904
   USX-U.S. Steel Group                  118,298              3,904
   Countrywide Credit
    Industries, Inc.                     154,155              3,892
-  Global Marine, Inc.                   232,200              3,860
   Family Dollar Stores, Inc.            236,200              3,853
   Bowater Inc.                           70,700              3,840
   Manpower Inc.                         102,000              3,838
   Rite Aid Corp.                        342,556              3,832
   Harcourt General, Inc.                 95,156              3,830
   Devon Energy Corp.                    116,409              3,827
   Consolidated Papers                   120,100              3,821
-  ISS Group, Inc.                        53,700              3,819
-  Interwoven, Inc.                       31,400              3,819

                                       13

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
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                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
-     Harmonic, Inc.                                 40,200          $  3,816
      Archstone Communities
        Trust REIT                                  185,368             3,800
-     NaviSite, Inc.                                 37,700             3,770
      Crown Cork & Seal Co., Inc.                   166,962             3,736
      Vornado Realty Trust REIT                     114,800             3,731
      SCANA Corp.                                   138,600             3,725
      Unitrin, Inc.                                  98,910             3,721
-     Proxim, Inc.                                   33,800             3,718
      Kinder Morgan, Inc.                           183,959             3,714
      C.R. Bard, Inc.                                69,970             3,708
-     NetZero Inc.                                  137,600             3,707
-     Silknet Software, Inc.                         22,300             3,696
      The Stanley Works                             122,691             3,696
-     Metasolv Software, Inc.                        45,100             3,687
-     BJ's Wholesale Club, Inc.                     100,700             3,676
-     Entrust Technologies, Inc.                     61,300             3,674
      International Speedway Corp.                   72,600             3,657
-     Abercrombie & Fitch Co.                       136,936             3,654
-     GoTo.com, Inc.                                 62,200             3,654
-     Micromuse Inc.                                 21,484             3,652
      VIAD CORP.                                    130,463             3,637
      DPL Inc.                                      209,875             3,633
      Northeast Utilities                           176,200             3,623
-     King Pharmaceuticals, Inc.                     64,493             3,616
-     IVAX Corp.                                    140,300             3,613
-     Integrated Device Technology Inc.             124,400             3,608
      Transatlantic Holdings, Inc.                   46,100             3,599
-     Lamar Advertising Co. Class A                  59,400             3,597
      Potomac Electric Power Co.                    156,500             3,590
-     Healtheon/WebMD Corp.                          95,300             3,574
-     InterVU Inc.                                   34,000             3,570
      EOG Resources, Inc.                           203,224             3,569
      Pall Corp.                                    165,457             3,568
      Murphy Oil Corp.                               61,800             3,546
-     MRV Communications Inc.                        56,086             3,526
-     Vishay Intertechnology, Inc.                  111,500             3,526
-     Cooper Cameron Corp.                           72,000             3,524
      Apartment Investment &
        Management Co. Class A REIT                  88,496             3,523
-     Sterling Software, Inc.                       111,700             3,519
-     Williams Sonoma, Inc.                          76,416             3,515
      Dial Corp.                                    144,363             3,510
-     Robert Half International, Inc.               122,712             3,505
      DQE Inc.                                      100,407             3,477
      Green Point Financial Corp.                   145,900             3,474
-     C-Cube Microsystems, Inc.                      55,800             3,474
-     About.Com, Inc.                                38,600             3,464
-     Niagara Mohawk Holdings Inc.                  247,935             3,456
-     S1 Corp.                                       44,128             3,448
      Pinnacle West Capital Corp.                   112,720             3,445
      NSTAR                                          85,042             3,444
-     R & B Falcon Corp.                            259,513             3,439
-     Sybron International Corp.                    139,221             3,437
      The Pepsi Bottling Group, Inc.                207,300             3,433
-     Centennial Cellular Corp. Class A              41,300             3,423
-     Associated Group, Inc.                         37,492             3,421
-     Macrovision Corp.                              46,200             3,419
-     Efficient Networks, Inc.                       50,100             3,407
      Compass Bancshares Inc.                       152,274             3,398
-     St. Jude Medical, Inc.                        110,503             3,391
-     SPX Corp.                                      41,903             3,386
-     Protein Design Labs, Inc.                      48,200             3,374
-     Republic Services, Inc. Class A               234,300             3,368
      Avnet, Inc.                                    55,582             3,363
      National Community Bancorp                    147,908             3,356
-     Quantum Corp.-DLT & Storage
        Systems                                     221,300             3,347
      Illinova Corp.                                 96,300             3,346
      Duke Realty Investments,
        Inc. REIT                                   171,406             3,342
-     DII Group, Inc.                                47,014             3,337
      Wendy's International, Inc.                   161,427             3,329
-     Express Scripts                                51,600             3,302
-     Network Access Solutions Corp.                 99,800             3,293
      TECO Energy, Inc.                             177,000             3,286
      Energy East Corp.                             156,700             3,261
-     Juno Online Services, Inc.                     90,700             3,260
-     Gilead Sciences, Inc.                          60,058             3,251
-     Smith International, Inc.                      65,200             3,240
-     Go2Net, Inc.                                   37,200             3,236
      Spieker Properties, Inc. REIT                  88,700             3,232
-     Rhythms NetConnections Inc.                   104,225             3,231
-     Pacificare Health Systems, Inc.                60,836             3,224
-     Keebler Foods Co.                             114,600             3,223
-     Arrow Electronics, Inc.                       126,698             3,215
-     Triton PCS, Inc.                               70,400             3,203
-     Nova Corp. (Georgia)                          101,409             3,201
      North Fork Bancorp, Inc.                      182,130             3,187
-     US Airways Group, Inc.                         99,218             3,181
-     Chris-Craft Industries, Inc.                   44,064             3,178
      Sonoco Products Co.                           139,636             3,177
-     Viatel, Inc.                                   59,231             3,176
      Engelhard Corp.                               168,170             3,174
-     Thermo Electron Corp.                         211,161             3,167
-     Valassis Communications, Inc.                  74,850             3,162
      Boise Cascade Corp.                            78,048             3,161
-     TSI International Software Ltd.                55,700             3,154
-     KEMET Corp.                                    69,900             3,150
-     NVIDIA Corp.                                   67,100             3,150
      Ashland, Inc.                                  95,483             3,145
-     Copper Mountain Networks, Inc.                 64,400             3,140
-     SFX Entertainment, Inc.                        86,282             3,122
      Darden Restaurants Inc.                       172,191             3,121
      A. H. Belo Corp. Class A                      163,112             3,109
-     Intraware, Inc.                                39,200             3,097
      Liz Claiborne, Inc.                            82,095             3,089
-     Saks Inc.                                     198,356             3,087
-     Micrel, Inc.                                   54,200             3,086
-     Litton Industries, Inc.                        61,869             3,086
-     PRIMEDIA Inc.                                 186,700             3,081
-     Netro Corp.                                    60,400             3,080
-     Semtech Corp.                                  59,000             3,075
-     Radio One, Inc.                                33,400             3,073
-     Golden State Bancorp Inc.                     177,543             3,063
-     Glenayre Technologies, Inc.                   270,625             3,061
-     Visual Networks, Inc.                          38,600             3,059
      USG CORP.                                      64,900             3,058
-     Informix Corp.                                266,600             3,033
-     Open Market, Inc.                              67,100             3,028
-     LookSmart, Ltd.                               112,100             3,027
-     MiniMed, Inc.                                  41,300             3,025


                                       14

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                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
      Crescent Real Estate, Inc. REIT               164,400          $  3,021
-     StarMedia Network, Inc.                        75,400             3,021
      LG&E Energy Corp.                             173,157             3,019
-     Keane, Inc.                                    95,000             3,016
      Wisconsin Energy Corp.                        156,223             3,007
      Avalonbay Communities, Inc. REIT               87,363             2,998
      Associated Banc-Corp.                          87,408             2,994
-     QRS Corp.                                      28,500             2,993
-     Affiliated Computer Services,
        Inc. Class A                                 64,981             2,989
      NiSource, Inc.                                166,660             2,979
-     HEALTHSOUTH Corp.                             553,115             2,973
      Mallinckrodt, Inc.                             93,333             2,969
-     Lattice Semiconductor Corp.                    63,000             2,969
      FINOVA Group, Inc.                             83,629             2,969
-     Verity, Inc.                                   69,600             2,962
      Dillard's Inc.                                146,664             2,961
-     Premier Parks Inc.                            102,200             2,951
      First Virginia Banks, Inc.                     68,460             2,944
-     INCYTE Pharmaceuticals, Inc.                   48,900             2,934
      The PMI Group Inc.                             60,049             2,931
-     Adaptive Broadband Corp.                       39,400             2,908
-     Crossroads Systems, Inc.                       34,396             2,906
      Expeditors International of
        Washington, Inc.                             66,300             2,905
      Great Lakes Chemical Corp.                     75,938             2,900
      Mercantile Bankshares Corp.                    90,400             2,887
-     Entercom Communications Corp.                  43,700             2,884
-     Xircom, Inc.                                   38,400             2,880
-     Enzo Biochem, Inc.                             63,900             2,879
-     The Titan Corp.                                61,100             2,879
-     Polycom, Inc.                                  45,200             2,879
-     Clarent Corp.                                  37,000             2,877
      AK Steel Corp.                                152,129             2,871
-     MP3.com, Inc.                                  90,600             2,871
-     Lear Corp.                                     89,656             2,869
      Allegheny Technologies Inc.                   127,461             2,860
-     Hyperion Solutions Corp.                       65,630             2,855
      Harris Corp.                                  106,914             2,853
      Alliant Energy Corp.                          103,582             2,849
      Sunoco, Inc.                                  120,918             2,842
-     F5 Networks, Inc.                              24,900             2,839
      Johns Manville Corp.                          202,500             2,835
-     Active Software, Inc.                          30,800             2,834
-     Time Warner Telecom Inc.                       56,700             2,831
-     Allscripts, Inc.                               64,300             2,829
-     Bluestone Software Inc.                        24,600             2,829
      True North Communications                      63,300             2,829
-     DSP Group Inc.                                 30,400             2,827
-     Quintiles Transnational Corp.                 151,218             2,826
      The St. Joe Co.                               116,100             2,823
      Hillenbrand Industries, Inc.                   89,000             2,820
      Boston Properties, Inc. REIT                   90,600             2,820
-     Project Software &
        Development, Inc.                            50,800             2,819
-     Acxiom Corp.                                  117,378             2,817
-     Emmis Communications, Inc.                     22,600             2,817
-     Valuevision International, Inc.
        Class A                                      49,100             2,814
      American Water Works Co., Inc.                132,400             2,814
      Travelers Property Casualty Corp.              82,100             2,812
      The Timber Co.                                114,098             2,810
      McCormick & Co., Inc.                          94,417             2,809
      TCF Financial Corp.                           112,862             2,807
      Meredith Corp.                                 67,304             2,806
      Eastern Enterprises                            48,816             2,804
      Autodesk, Inc.                                 82,975             2,800
-     SilverStream Software, Inc.                    23,500             2,797
-     Adtran, Inc.                                   54,300             2,793
      Deluxe Corp.                                  101,609             2,788
      Kimco Realty Corp. REIT                        82,250             2,786
      FirstMerit Corp.                              120,841             2,779
      Shaw Industries, Inc.                         179,800             2,776
      SEI Corp.                                      23,300             2,773
-     Viant Corp.                                    28,000             2,772
      Commerce Bancshares, Inc.                      81,597             2,764
      Legg Mason Inc.                                76,200             2,762
-     Catalina Marketing Corp.                       23,860             2,762
-     CSG Systems International, Inc.                69,200             2,759
      CTS Corp.                                      36,600             2,759
-     Burr-Brown Corp.                               76,213             2,753
      Erie Indemnity Co. Class A                     84,800             2,745
-     CommScope, Inc.                                68,032             2,743
-     ePlus Inc.                                     76,000             2,736
-     On2.com Inc.                                   94,000             2,726
-     MidAmerican Energy Holdings Co.                80,800             2,722
-     Primus Telecommunications
        Group, Inc.                                  70,800             2,708
-     Genesys Telecommunications
        Laboratories, Inc.                           50,100             2,705
      MCN Energy Group Inc.                         113,900             2,705
-     Flycast Communications Corp.                   20,800             2,703
      Homestake Mining Co.                          345,939             2,703
-     Invitrogen Corp.                               45,000             2,700
      Protective Life Corp.                          84,600             2,691
-     MICROS Systems, Inc.                           36,300             2,686
-     Gentex Corp.                                   96,448             2,676
-     ImClone Systems, Inc.                          67,500             2,675
-     Be Free, Inc.                                  37,200             2,674
      Brunswick Corp.                               119,419             2,657
      Cummins Engine Co., Inc.                       54,974             2,656
      Hertz Corp. Class A                            52,900             2,652
-     Sanchez Computer
        Associates, Inc.                             64,320             2,649
-     Silicon Valley Bancshares                      53,400             2,643
-     National Instruments Corp.                     68,900             2,635
-     Intermedia Communications Inc.                 67,800             2,631
-     Citadel Communications Corp.                   40,500             2,627
      ICN Pharmaceuticals, Inc.                     103,791             2,627
      Tidewater Inc.                                 72,900             2,624
-     Eagle USA Airfreight, Inc.                     60,750             2,620
-     Lincare Holdings, Inc.                         75,400             2,615
-     Sirius Satellite Radio, Inc.                   58,700             2,612
-     Tritel, Inc.                                   82,400             2,611
-     Broadbase Software Inc.                        23,200             2,610
-     CAIS Internet, Inc.                            73,500             2,609
-     Outback Steakhouse                            100,500             2,607
-     Aspect Communications Corp.                    66,600             2,606
-     MicroStrategy Inc.                             12,400             2,604
      IMC Global Inc.                               158,906             2,602
-     Interliant Inc.                               100,000             2,600
      Ultramar Diamond
        Shamrock Corp.                              114,568             2,599

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
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                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
-     AnswerThink Consulting
        Group, Inc.                                  75,700          $  2,593
-     Oak Industries, Inc.                           24,400             2,589
-     Spyglass, Inc.                                 68,100             2,582
      R.J. Reynolds Tobacco
        Holdings, Inc.                              145,498             2,564
      PerkinElmer, Inc.                              61,391             2,559
      Martin Marietta Materials, Inc.                62,226             2,551
-     Mediaplex, Inc.                                40,498             2,541
-     WorldGate Communications, Inc.                 53,300             2,535
      Adolph Coors Co. Class B                       48,257             2,533
      Jones Pharma, Inc.                             58,300             2,532
      Service Corp. International                   364,661             2,530
      Host Marriott Corp. REIT                      306,613             2,530
      Southdown, Inc.                                48,936             2,526
      Whitman Corp.                                 187,725             2,523
-     Asyst Technologies, Inc.                       38,444             2,520
-     Digital Microwave Corp.                       107,454             2,518
      Pittway Corp. Class A                          56,168             2,517
-     Williams Communications
        Group, Inc.                                  86,800             2,512
      Tektronix, Inc.                                64,590             2,511
-     Acacia Research Corp.                          83,800             2,509
      International Game Technology                 123,302             2,505
-     TranSwitch Corp.                               34,500             2,503
-     Credence Systems Corp.                         28,900             2,500
-     Northwest Airlines Corp. Class A              112,300             2,499
-     Aether Systems, Inc.                           34,885             2,499
      Cornerstone Properties, Inc. REIT             170,500             2,494
-     Packeteer, Inc.                                35,100             2,492
-     MIPS Technologies, Inc.                        47,900             2,491
      Dallas Semiconductor Corp.                     38,600             2,487
-     Techne                                         45,100             2,483
-     Storage Technology Corp.                      134,010             2,471
      UtiliCorp United, Inc.                        126,950             2,468
-     Fairchild Semiconductor Corp.                  82,819             2,464
-     Ancor Communications, Inc.                     36,200             2,457
-     Sykes Enterprises, Inc.                        55,900             2,453
-     Mandalay Resort Group                         121,841             2,452
-     Kulicke & Soffa Industries, Inc.               57,600             2,452
-     Liberty Digital, Inc.                          33,000             2,450
      Lafarge Corp.                                  88,600             2,448
      Herman Miller, Inc.                           106,316             2,445
      Thomas & Betts Corp.                           76,351             2,434
      CCB Financial Corp.                            55,766             2,429
      Bemis Co., Inc.                                69,649             2,429
-     Marimba, Inc.                                  52,500             2,418
-     Webvan Group Inc.                             146,500             2,417
      Wesco Financial Corp.                           9,852             2,414
      The McClatchy Co. Class A                      55,775             2,412
-     Silicon Image, Inc.                            34,350             2,407
      Pentair, Inc.                                  62,450             2,404
-     Howmet International  Inc.                    133,000             2,402
-     Calico Commerce Inc.                           45,300             2,401
-     Adelphia Business Solutions, Inc.              50,000             2,400
-     Dendrite International, Inc.                   70,800             2,398
-     Digex, Inc.                                    34,700             2,386
-     Silicon Graphics, Inc.                        243,021             2,385
      Hibernia Corp. Class A                        222,584             2,365
      Old Republic International Corp.              173,546             2,365
-     Pactiv Corp.                                  222,407             2,363
      National Fuel Gas Co.                          50,700             2,358
-     Technology Solutions Co.                       71,975             2,357
-     Consolidated Stores, Inc.                     144,699             2,351
-     Cymer, Inc.                                    51,100             2,351
-     Electro Scientific Industries, Inc.            32,200             2,351
-     FMC Corp.                                      40,968             2,348
      Valspar Corp.                                  56,000             2,345
-     Rowan Cos., Inc.                              107,984             2,342
      Metricom                                       29,700             2,335
      Millipore Corp.                                60,409             2,333
      Sotheby's Holdings Class A                     77,700             2,331
      Radian Group, Inc.                             48,726             2,327
-     Wireless Facilities, Inc.                      53,200             2,321
      Georgia Gulf Corp.                             75,968             2,312
-     MindSpring Enterprises, Inc.                   87,200             2,303
-     ESS Technology, Inc.                          103,760             2,302
-     Progress Software Corp.                        40,550             2,301
-     Getty Images, Inc.                             47,000             2,297
      Snap-On Inc.                                   86,051             2,286
      AMB Property Corp. REIT                       114,500             2,283
-     Zale Corp.                                     47,100             2,278
-     BISYS Group, Inc.                              34,900             2,277
-     go.com                                         95,565             2,276
      Reynolds & Reynolds Class A                   101,000             2,273
      Ryder System, Inc.                             92,782             2,267
-     Wink Communications, Inc.                      37,700             2,264
-     Amphenol Corp.                                 34,000             2,263
-     Timberland Co.                                 42,800             2,263
      Lubrizol Corp.                                 73,267             2,262
      Dime Bancorp, Inc.                            149,460             2,261
-     Keynote Systems Inc.                           30,630             2,259
-     Perot Systems Corp.                           118,800             2,257
      20th Century Industries of CA                 116,600             2,252
-     Manor Care, Inc.                              139,998             2,240
-     Object Design, Inc.                           154,300             2,237
      Waddell & Reed Financial, Inc.
        Class B                                      89,001             2,236
-     Pinnacle Holdings Inc. REIT                    52,600             2,229
      Nabisco Holdings Corp. Class A                 70,400             2,226
-     PRI Automation, Inc.                           33,100             2,222
      The Times Mirror Co. PEPS                      17,900             2,219
      CNF Transportation, Inc.                       64,299             2,218
-     Allied Waste Industries, Inc.                 251,721             2,218
-     National Information
        Consortium, Inc.                             69,200             2,214
-     U.S. Foodservice                              132,200             2,214
      Solutia, Inc.                                 143,413             2,214
-     Illuminet Holdings, Inc.                       40,200             2,211
      Fastenal Co.                                   49,100             2,206
-     Informatica Corp.                              20,700             2,202
-     New Era of Networks, Inc.                      46,200             2,200
-     NetIQ Corp.                                    42,200             2,197
      BancWest Corp.                                112,600             2,196
      GATX Corp.                                     65,000             2,194
-     Pixar, Inc.                                    62,000             2,193
      Puget Sound Energy Inc.                       113,163             2,193
-     Netegrity, Inc.                                38,500             2,192
      Valley National Bancorp                        78,161             2,189
      American National Insurance Co.                34,300             2,187
      IBP, Inc.                                     120,800             2,174
-     Vicor Corp.                                    53,619             2,172

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
-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
      Financial Security Assurance
        Holdings Ltd.                                41,600          $  2,168
      Sovereign Bancorp, Inc.                       290,076             2,162
      Diebold, Inc.                                  91,996             2,162
      Astoria Financial Corp.                        70,995             2,161
      Provident Financial Group, Inc.                60,150             2,158
      Federated Investors, Inc.                     107,500             2,157
-     Cysive, Inc.                                   29,900             2,155
-     Carrier Access Corp.                           31,900             2,147
      C.H. Robinson Worldwide, Inc.                  54,000             2,147
-     Zebra Technologies Corp. Class A               36,600             2,141
-     Precision Response Corp.                       88,200             2,139
-     Ciber, Inc.                                    77,700             2,137
-     Track Data Corp.                              209,600             2,135
-     Biotechnology General                         139,800             2,132
      Hubbell Inc. Class B                           78,200             2,131
-     Enzon, Inc.                                    49,100             2,130
-     ITC DeltaCom, Inc.                             77,000             2,127
-     Andrx Corp.                                    50,200             2,124
-     LCC International, Inc. Class A               106,500             2,123
-     Apollo Group, Inc. Class A                    105,812             2,123
      Ross Stores, Inc.                             118,024             2,117
      Liberty Property Trust REIT                    87,200             2,115
-     Ziff-Davis Inc.                               133,700             2,114
-     Mohawk Industries, Inc.                        80,100             2,113
-     Rambus Inc.                                    31,300             2,111
-     Pegasus Systems Inc.                           34,900             2,105
-     Vertex Pharmaceuticals, Inc.                   60,000             2,100
-     Valence Technology                            110,500             2,100
      Sky Financial Group, Inc.                     104,096             2,095
      Wilmington Trust Corp.                         43,400             2,094
-     Ixnet, Inc.                                    69,500             2,094
-     Interim Services, Inc.                         84,590             2,094
      American Greetings Corp. Class A               88,419             2,089
-     Andrew Corp.                                  110,134             2,086
      American Financial Group, Inc.                 79,000             2,084
-     Banyan Systems, Inc.                          104,100             2,082
      Flowers Industries, Inc.                      130,625             2,082
-     Network Peripherals, Inc.                      44,000             2,079
      Conectiv, Inc.                                123,575             2,078
-     Cognex Corp.                                   53,000             2,067
-     ZixIt Corp.                                    52,075             2,063
-     InterVoice-Brite, Inc.                         87,188             2,063
-     Brinker International, Inc.                    85,529             2,053
      CK Witco Corp.                                153,410             2,052
-     Drugstore.com, Inc.                            56,600             2,048
-     Cygnus Inc.                                   112,212             2,048
-     TALK.com, Inc.                                115,200             2,045
-     Pacific Sunwear of California                  64,125             2,044
      Peoples Heritage Financial
       Group Inc.                                   135,482             2,041
-     Learning Tree International, Inc.              72,700             2,036
-     Immunomedics Inc.                             166,100             2,035
-     Price Communications Corp.                     73,000             2,030
      Dean Foods Corp.                               51,067             2,030
      Weis Markets, Inc.                             46,600             2,027
-     Veeco Instruments, Inc.                        43,300             2,027
      Alpharma, Inc. Class A                         65,700             2,020
-     Manugistics Group, Inc.                        62,500             2,020
-     Quintus Corp.                                  43,900             2,014
-     Pegasus Communications
        Corp. Class A                                20,600             2,014
      Trustmark Corp.                                93,100             2,012
      Lyondell Chemical Co.                         157,650             2,010
-     Sagent Technology, Inc.                        67,000             2,006
-     Tularik, Inc.                                  60,800             2,006
-     Exchange Applications, Inc.                    35,800             2,000
      Millennium Chemicals, Inc.                    100,882             1,992
      OGE Energy Corp.                              104,800             1,991
-     Pharmacopeia, Inc.                             87,800             1,986
      Metris Cos., Inc.                              55,646             1,986
      Louisiana-Pacific Corp.                       139,114             1,982
-     Ardent Software, Inc.                          50,814             1,982
-     Source Media, Inc.                            107,100             1,981
-     infoUSA Inc.                                  142,032             1,980
-     NETRIX Corp.                                  132,500             1,979
      Federal-Mogul Corp.                            98,200             1,976
-     Kronos, Inc.                                   32,900             1,974
      Worthington Industries, Inc.                  118,936             1,970
-     PC-Tel, Inc.                                   37,500             1,969
-     Wind River Systems Inc.                        53,532             1,967
      Rouse Co. REIT                                 92,500             1,966
-     Caliper Technologies Corp.                     29,380             1,961
      Pacific Century Financial Corp.               104,900             1,960
      Beckman Coulter, Inc.                          38,529             1,960
      Mack-Cali Realty Corp. REIT                    75,200             1,960
-     Level 8 Systems Inc.                           56,700             1,960
      NICOR, Inc.                                    60,278             1,959
-     Aspen Technologies, Inc.                       73,900             1,954
-     Tut Systems, Inc.                              36,400             1,952
-     Black Box Corp.                                29,100             1,950
-     AmeriSource Health Corp.                      128,192             1,947
-     FileNet Corp.                                  76,300             1,946
-     Hearst-Argyle Television Inc.                  72,956             1,942
-     Rare Medium Group, Inc.                        56,900             1,942
-     Fisher Scientific International Inc.           53,700             1,940
-     Payless ShoeSource, Inc.                       41,244             1,938
-     PanAmSat Corp.                                 32,630             1,937
      Old National Bancorp                           59,689             1,936
-     Southern Union Co.                            101,179             1,935
-     Cambridge Technology Partners                  73,600             1,932
-     Santa Fe Snyder Corp.                         241,062             1,928
-     Administaff, Inc.                              63,700             1,927
      Fremont General Corp.                         260,894             1,924
-     Provident American Corp.                       54,600             1,921
-     AppNet, Inc.                                   43,900             1,921
      City National Corp.                            58,287             1,920
      Hollinger International, Inc.                 148,300             1,919
      Olsten Corp.                                  169,425             1,917
-     ACNielson Corp.                                77,793             1,916
      Harte-Hanks, Inc.                              88,000             1,914
-     Interleaf, Inc.                                56,833             1,911
-     Stamps.Com Inc.                                45,900             1,911
      Post Properties, Inc. REIT                     49,900             1,909
-     Plexus Corp.                                   43,340             1,907
-     Barnes & Noble, Inc.                           92,452             1,907
-     Focal Communications Corp.                     78,900             1,903
      Lee Enterprises, Inc.                          59,526             1,901
-     Snyder Communications, Inc.                    98,549             1,897
      Centex Corp.                                   76,756             1,895
      Health Care Properties
        Investors REIT                               79,128             1,889
-     Catellus Development Corp.                    147,200             1,886

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
-------------------------------------------------------------------------------
                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
      Sierra Pacific Resources                      108,908          $  1,885
      New Plan Excel Realty Trust REIT              119,132             1,884
-     JNI Corp.                                      28,500             1,881
      IPALCO Enterprises, Inc.                      110,100             1,879
      U.S. Trust Corp.                               23,402             1,877
-     LTX Corp.                                      83,688             1,873
      General Growth Properties
        Inc. REIT                                    66,800             1,870
      Church & Dwight, Inc.                          70,000             1,868
      Florida East Coast Railway Co.                 44,700             1,866
      Brady Corp. Class A                            54,800             1,860
-     Terayon Communications
        Systems, Inc.                                29,600             1,859
-     Sybase, Inc.                                  109,220             1,857
-     AVT Corp.                                      39,500             1,857
-     Patterson Dental Co.                           43,550             1,856
-     TenFold Corp.                                  46,463             1,856
-     HotJobs.com Ltd.                               42,400             1,852
-     Oak Technology, Inc.                          196,200             1,852
-     Uniroyal Technology Corp.                      72,500             1,849
-     BSQUARE Corp.                                  44,000             1,845
      Gartner Group, Inc. Class A                   121,000             1,845
      Highwood Properties, Inc. REIT                 79,300             1,844
      Alberto-Culver Co. Class B                     71,413             1,843
-     Visio Corp.                                    38,800             1,843
      Applied Power, Inc.                            50,105             1,841
-     Modis Professional Services Inc.              129,153             1,840
-     Insight Communications Co., Inc.               62,100             1,840
      Roslyn Bancorp, Inc.                           99,395             1,839
-     Tuboscope Inc.                                115,600             1,835
-     24/7 Media, Inc.                               32,600             1,834
-     Humana, Inc.                                  223,849             1,833
-     First Health Group Corp.                       68,066             1,829
-     IDX Systems Corp.                              58,500             1,828
-     LHS Group, Inc.                                74,400             1,827
-     L-3 Communications Holdings, Inc.              43,900             1,827
      Central Newspapers, Inc.                       46,400             1,827
-     Iron Mountain, Inc.                            46,450             1,826
      Carter-Wallace, Inc.                          101,800             1,826
      Arthur J. Gallagher & Co.                      28,200             1,826
      Talbots Inc.                                   40,900             1,825
-     EarthLink Network, Inc.                        42,900             1,823
-     Expedia Inc.                                   52,040             1,821
-     eShare Technologies, Inc.                     106,600             1,819
-     Cor Therapeutics, Inc.                         67,600             1,817
-     NBC Internet, Inc. Class A                     23,500             1,815
-     Remedy Corp.                                   38,300             1,814
      Penton Media, Inc. Class A                     75,434             1,810
-     Midway Games Inc.                              75,466             1,806
      The MONY Group Inc.                            61,800             1,804
-     Zomax Inc.                                     39,800             1,801
-     Apria Healthcare                              100,400             1,801
      Rayonier Inc.                                  37,271             1,801
      Cullen/Frost Bankers, Inc.                     69,900             1,800
-     Tech Data Corp.                                66,322             1,799
-     Photronics Labs Inc.                           62,704             1,795
      Armstrong World Industries Inc.                53,756             1,794
      CarrAmerica Realty Corp. REIT                  84,900             1,794
-     International Rectifier Corp.                  68,800             1,789
-     California Amplifier, Inc.                     67,860             1,786
      Hudson United Bancorp                          69,656             1,781
-     Presstek, Inc                                 128,300             1,780
-     NextCard, Inc.                                 61,615             1,779
      JLG Industries, Inc.                          111,800             1,775
      Inter-Tel, Inc.                                70,900             1,773
      Kansas City Power & Light Co.                  80,200             1,769
-     Metamor Worldwide, Inc.                        60,725             1,769
-     Advanced Energy Industries, Inc.               35,900             1,768
      Shared Medical Systems Corp.                   34,692             1,767
      Leucadia National Corp.                        76,400             1,767
-     Thermo Instrument Systems, Inc.               158,572             1,764
-     The Profit Recovery Group
        International, Inc.                          66,400             1,764
-     American Management
        Systems, Inc.                                56,200             1,763
      Media General, Inc. Class A                    33,900             1,763
      Cabot Corp.                                    86,468             1,762
      Lancaster Colony Corp.                         53,182             1,762
-     Alleghany Corp.                                 9,495             1,761
-     AmeriCredit Corp.                              95,100             1,759
      WFS Financial, Inc.                            83,250             1,759
      UST Corp.                                      55,294             1,756
-     Maverick Tube Corp.                            71,000             1,753
-     SuperGen, Inc.                                 59,400             1,745
      Cordant Technologies, Inc.                     52,800             1,742
-     Digital River, Inc.                            52,300             1,742
      Callaway Golf Co.                              98,500             1,742
-     The Neiman Marcus Group,
        Inc. Class A                                 62,345             1,742
-     Antec Corp.                                    47,700             1,741
      Peoples Bank Bridgeport                        82,350             1,740
-     MemberWorks, Inc.                              52,400             1,739
-     INSO Corp.                                     53,900             1,738
-     CompuCredit Corp.                              45,100             1,736
      Eaton Vance Corp.                              45,600             1,733
      Crane Co.                                      87,104             1,731
-     Hot Topic, Inc.                                74,400             1,730
-     Universal Electronics, Inc.                    37,500             1,725
-     ICOS Corp.                                     58,900             1,723
-     Suiza Foods Corp.                              43,400             1,720
-     Priority Healthcare Corp. Class B              59,200             1,713
-     Marine Drilling Co., Inc.                      76,300             1,712
-     Integrated Systems, Inc.                       51,000             1,712
-     Hanover Compressor Co.                         45,300             1,710
      Franchise Finance Corp. of
        America REIT                                 71,400             1,709
      Meritor Automotive, Inc.                       88,066             1,706
      Interstate Bakeries Corp.                      94,135             1,706
      Clayton Homes Inc.                            185,695             1,706
      HON Industries, Inc.                           77,700             1,705
      Jostens Inc.                                   69,963             1,701
-     Breakaway Solutions, Inc.                      23,300             1,701
-     Hadco Corp.                                    33,349             1,701
      Reinsurance Group of
        America, Inc.                                61,275             1,700
      Ethan Allen Interiors, Inc.                    52,840             1,694
-     Power Integrations, Inc.                       35,300             1,692
-     Argosy Gaming Co.                             108,600             1,690
      Dexter Corp.                                   42,500             1,689
      Investors Financial Services Corp.             36,700             1,688
-     The Topps Co., Inc.                           162,697             1,688
-     United Rentals, Inc.                           98,507             1,687

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
-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
-     Cerner Corp.                                   85,570          $  1,685
-     Sensormatic Electronics Corp.                  96,538             1,683
-     Prodigy Communications Corp.                   86,600             1,678
-     CyberSource Corp.                              32,400             1,677
-     Devry, Inc.                                    89,900             1,674
      Washington Gas Light Corp.                     60,798             1,672
      U.S. Industries, Inc.                         119,414             1,672
-     SciQuest.com, Inc.                             21,000             1,670
-     ONYX Software Corp.                            45,100             1,669
      Florida Rock Industries, Inc.                  48,400             1,667
      Houghton Mifflin Co.                           39,500             1,666
-     Mueller Industries Inc.                        45,868             1,663
      Hooper Holmes, Inc.                            64,500             1,661
      Hudson City Bancorp, Inc.                     123,500             1,660
-     Ditech Communications Corp.                    17,730             1,658
-     AnnTaylor Stores Corp.                         48,100             1,656
-     Whole Foods Market, Inc.                       35,600             1,651
-     Ocean Energy, Inc.                            212,286             1,645
-     Kent Electronics Corp.                         72,300             1,645
      Minnesota Power, Inc.                          97,100             1,645
-     Insituform Technologies Class A                58,200             1,644
      Centura Banks, Inc.                            37,218             1,642
-     Imation Corp.                                  48,900             1,641
-     ArthroCare Corp.                               26,900             1,641
-     Mastec Inc.                                    36,867             1,641
      Corn Products International, Inc.              49,961             1,636
-     Trimble Navigation Ltd.                        75,600             1,635
      Harsco Corp.                                   51,468             1,634
-     Concentric Network Corp.                       52,900             1,630
      USFreightways Corp.                            34,000             1,628
-     Artisoft, Inc.                                 90,104             1,622
-     International Home Foods, Inc.                 93,300             1,621
-     Syntel, Inc.                                   99,850             1,616
-     CenterSpan Communications Corp.                49,900             1,616
      Arden Realty Group, Inc. REIT                  80,400             1,613
      Chittenden Corp.                               54,371             1,611
-     Borders Group, Inc.                           100,200             1,609
      Spartech Corp.                                 49,900             1,609
-     OnDisplay, Inc.                                17,700             1,608
-     Trigon Healthcare, Inc.                        54,500             1,608
      Fulton Financial Corp.                         89,256             1,607
      Essex Property Trust, Inc. REIT                47,234             1,606
-     Harbinger Corp.                                50,475             1,606
-     Integrated Silicon Solution, Inc.              96,900             1,605
-     Tanning Technology Corp.                       27,200             1,603
      Potlatch Corp.                                 35,912             1,603
-     Ralcorp Holdings, Inc.                         80,357             1,602
-     R.H. Donnelley Corp.                           84,842             1,601
-     Digital Impact, Inc.                           31,900             1,599
-     SportsLine.com, Inc.                           31,900             1,599
-     AppliedTheory Corp.                            57,600             1,598
-     S3, Inc.                                      138,208             1,598
      Valhi, Inc.                                   152,100             1,597
-     GlobeSpan, Inc.                                24,496             1,595
      DENTSPLY International Inc.                    67,500             1,595
-     Avigen, Inc.                                   51,400             1,593
-     Haemonetics Corp.                              66,900             1,593
-     TiVo Inc.                                      47,200             1,593
-     MMC Networks, Inc.                             46,300             1,592
      FelCor Lodging Trust, Inc. REIT                90,929             1,591
      Briggs & Stratton Corp.                        29,655             1,590
-     Advanced Digital
        Information Corp.                            32,700             1,590
-     Sicor, Inc.                                   205,014             1,589
-     Alkermes, Inc.                                 32,300             1,587
-     Concord Communications, Inc.                   35,700             1,584
      Cooper Tire & Rubber Co.                      101,683             1,582
      The Timken Co.                                 77,380             1,581
      Investment Technology Group, Inc.              54,975             1,581
-     ChoicePoint Inc.                               38,174             1,579
      Texas Industries, Inc.                         37,100             1,579
-     Cellstar Corp.                                159,600             1,576
      Questar Corp.                                 104,970             1,575
      Graco, Inc.                                    43,847             1,573
-     ITXC Corp.                                     46,680             1,570
      Carpenter Technology Corp.                     57,200             1,569
-     Men's Wearhouse, Inc.                          53,325             1,566
      Claire's Stores, Inc.                          69,900             1,564
      Eastern Utilities Associates                   51,471             1,560
      Noble Affiliates, Inc.                         72,764             1,560
-     Allied Riser Communications Corp.              75,300             1,558
      Raytheon Co. Class A                           62,770             1,557
-     Kenneth Cole Productions, Inc.                 34,000             1,556
-     HS Resources Inc.                              90,001             1,553
      Mercury General Corp.                          69,700             1,551
-     World Access, Inc.                             80,561             1,551
-     Hollywood Park, Inc.                           69,100             1,550
-     Foundation Health Systems
        Class A                                     155,978             1,550
-     Lifecore Biomedical Inc.                       73,300             1,548
      National Computer Systems, Inc.                41,100             1,546
      Wellman, Inc.                                  82,945             1,545
-     Blyth Industries, Inc.                         62,800             1,543
      Kaufman & Broad Home Corp.                     63,692             1,541
-     Shorewood Packaging Corp.                      81,300             1,540
      Teleflex Inc.                                  49,126             1,538
      Roper Industries Inc.                          40,628             1,536
-     Speedway Motorsports, Inc.                     55,200             1,535
-     FirstCom Corp.                                 41,700             1,532
      Manufactured Home
        Communities, Inc. REIT                       63,000             1,532
      Trinity Industries, Inc.                       53,850             1,531
-     O'Reilly Automotive, Inc.                      71,200             1,531
-     Universal Health Services Class B              42,500             1,530
      National Service Industries, Inc.              51,863             1,530
-     Powerwave Technologies, Inc.                   26,100             1,524
      Western Resources, Inc.                        89,598             1,523
-     Medicis Pharmaceutical Corp.                   35,762             1,522
      HRPT Properties Trust REIT                    168,400             1,516
-     Linens 'n Things, Inc.                         51,100             1,514
-     Cybex Computer Products Corp.                  37,350             1,513
-     Commonwealth Telephone
        Enterprises, Inc.                            28,600             1,512
-     Celgene Corp.                                  21,600             1,512
-     Gadzoox Networks, Inc.                         34,700             1,512
-     Digene Corp.                                   86,600             1,510
      Regency Realty Corp. REIT                      75,500             1,510
-     Affiliated Managers Group, Inc.                37,300             1,508
      One Valley Bancorp of
        West Virginia Inc.                           49,250             1,508
      Ball Corp.                                     38,280             1,507
      Peoples Energy Corp.                           44,982             1,507

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
-------------------------------------------------------------------------------
                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
      CFW Communications Co.                         43,100          $  1,498
-     InsWeb Corp.                                   58,550             1,497
-     Stillwater Mining Co.                          46,850             1,493
-     The SABRE Group Holdings, Inc.                 29,100             1,491
-     Newfield Exploration Co.                       55,700             1,490
      Elcor Corp.                                    49,450             1,490
-     Geoworks                                       88,900             1,489
-     Lone Star Technologies, Inc.                   53,400             1,489
-     Plantronics, Inc.                              20,800             1,489
-     Accrue Software, Inc.                          27,500             1,488
      Bergen Brunswig Corp. Class A                 178,881             1,487
-     Polo Ralph Lauren Corp.                        87,100             1,486
      Colonial BancGroup, Inc.                      142,760             1,481
      Starwood Financial Inc. REIT                   87,446             1,481
-     Transkaryotic Therapies, Inc.                  38,400             1,478
-     Egghead.com, Inc.                              91,293             1,478
      Fair Issac & Co.                               27,800             1,473
      Ruby Tuesday, Inc.                             80,874             1,471
      Camden Property Trust REIT                     53,700             1,470
      Hartford Life, Inc.                            33,400             1,470
-     Furniture Brands International Inc.            66,700             1,467
-     Swift Transportation Co., Inc.                 83,100             1,465
-     Luminant Worldwide Corp.                       32,100             1,461
-     Quantum Corp.- Hard Disk Drive                209,600             1,454
      Centex Construction Products, Inc.             37,200             1,451
      Liberty Financial Cos., Inc.                   63,200             1,450
      Washington Federal Inc.                        73,371             1,449
      National Data Corp.                            42,611             1,446
      Forest City Enterprise Class A                 51,500             1,442
-     Journal Register Co.                           93,400             1,442
      Helmerich & Payne, Inc.                        66,095             1,442
-     NBTY, Inc.                                    124,600             1,441
      Air Express International Corp.                44,500             1,438
      Allied Capital Corp.                           78,500             1,438
      Valero Energy Corp.                            72,300             1,437
-     Dollar Thrifty Automotive
        Group, Inc.                                  59,900             1,434
      Wicor, Inc.                                    49,100             1,433
      Telxon Corp.                                   89,500             1,432
-     Primark Corp.                                  51,469             1,431
      Park National Corp.                            14,910             1,431
-     Micron Electronics, Inc.                      128,500             1,430
      RPM Inc. (Ohio)                               139,562             1,422
      Commerce Bancorp, Inc.                         35,127             1,420
-     Network Plus Corp.                             67,600             1,420
-     The Liposome Co., Inc.                        116,261             1,419
-     Sipex Corp.                                    57,700             1,417
      United Asset Management Corp.                  76,300             1,416
-     Alpha Industries, Inc.                         24,700             1,416
      Equitable Resources, Inc.                      42,400             1,415
      Jack Henry & Associates                        26,300             1,412
      Cousins Properties, Inc. REIT                  41,583             1,411
-     Smithfield Foods, Inc.                         58,800             1,411
-     Safety-Kleen Corp.                            124,729             1,411
-     K-V Pharmaceutical Co. Class A                 64,150             1,407
      S & T Bancorp, Inc.                            60,600             1,405
      Everest Reinsurance Holdings, Inc.             62,900             1,403
      WestAmerica Bancorporation                     50,200             1,402
      Technitrol, Inc.                               31,500             1,402
      First Midwest Bancorp                          52,890             1,402
-     Dycom Industries, Inc.                         31,800             1,401
-     Multex.com Inc.                                37,200             1,400
      John Nuveen Co. Class A                        38,800             1,399
      Carlisle Co., Inc.                             38,854             1,399
-     Neuberger Berman Inc.                          56,200             1,398
      Tootsie Roll Industries, Inc.                  42,438             1,398
      York International Corp.                       50,800             1,394
      MDU Resources Group, Inc.                      69,600             1,392
      Harman International
        Industries, Inc.                              24,777            1,391
      Donaldson Co., Inc.                             57,600            1,386
-     Insight Enterprises, Inc.                       34,100            1,385
-     Labor Ready, Inc.                              114,150            1,384
      SIG Corp.                                       60,800            1,383
      Owens Corning                                   71,596            1,383
      Omnicare, Inc.                                 115,200            1,382
      Northwest Natural Gas Co.                       62,900            1,380
-     Bethlehem Steel Corp.                          164,638            1,379
      Kennametal, Inc.                                41,000            1,379
      Commercial Federal Corp.                        77,383            1,378
-     Young Broadcasting Inc.                         27,000            1,377
-     Lands' End, Inc.                                39,600            1,376
      Webster Financial Corp.                         58,268            1,373
-     Patterson Energy, Inc.                         105,600            1,373
-     Phoenix Technologies LTD.                       86,802            1,373
-     NFO Worldwide, Inc.                             61,278            1,371
-     Ampex Corp. Class A                            252,100            1,371
      Hospitality Properties Trust REIT               71,900            1,371
      Airborne Freight Corp.                          62,180            1,368
-     Oxford Health Plan                             107,800            1,368
      First Industrial Realty Trust REIT              49,800            1,366
      United Television, Inc.                          9,900            1,363
-     Chico's Fas, Inc.                               36,214            1,363
      Borg-Warner Automotive, Inc.                    33,489            1,356
      Indiana Energy, Inc.                            76,400            1,356
-     Louis Dreyfus Natural Gas Corp.                 74,560            1,351
-     Renal Care Group, Inc.                          57,700            1,349
-     Varco International, Inc.                      132,144            1,346
-     TCI Satellite Entertainment, Inc.
        Class A                                       84,106            1,346
-     CEC Entertainment Inc.                          47,400            1,345
-     West TeleServices Corp.                         55,000            1,344
      COMSAT Corp.                                    67,594            1,343
-     Quest Diagnostics, Inc.                         43,956            1,343
-     Caremark Rx, Inc.                              265,148            1,342
-     American Classic Voyager Co.                    38,300            1,341
      Great Atlantic & Pacific
        Tea Co., Inc.                                 48,080            1,340
-     Imperial Bancorp                                55,486            1,339
-     Zoll Medical Corp.                              35,000            1,337
      United Bankshares, Inc.                         55,950            1,336
      Citizens Banking Corp.                          59,672            1,335
-     ADAC Laboratories                              124,200            1,335
-     Preview Systems, Inc.                           20,580            1,335
-     Delphi Financial Group, Inc.                    44,498            1,335
-     CapRock Communications Corp.                    41,100            1,333
      Advanta Corp. Class A                           72,939            1,331
      Foremost Corp. of America                       46,900            1,331
-     Azurix Corp.                                   148,800            1,330
-     Cytec Industries, Inc.                          57,454            1,329
-     NorthEast Optic Network, Inc.                   21,200            1,326
-     Scholastic Corp.                                21,300            1,325



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
-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
      IDACORP, Inc.                                  49,400          $  1,325
      First Financial Bancorp                        61,885             1,323
      Chicago Title Corp.                            28,592             1,322
      Keystone Financial, Inc.                       62,743             1,322
      Block Drug Co. Class A                         42,610             1,321
-     Romac International, Inc.                      98,283             1,321
      IndyMac Mortgage Holdings, Inc.               103,400             1,318
-     GraphOn Corp.                                  71,200             1,317
      United Dominion Realty
        Trust REIT                                  133,300             1,316
      IKON Office Solutions, Inc.                   193,078             1,315
      Dover Downs Entertainment, Inc.                69,700             1,307
      E.W. Blanch Holdings, Inc.                     21,300             1,305
-     Electroglas, Inc.                              51,400             1,304
      Walden Residential Properties,
        Inc. REIT                                    60,300             1,304
-     MarketWatch.com, Inc.                          35,700             1,303
      Universal Foods Corp.                          63,914             1,302
      Greif Brothers Corp. Class A                   43,700             1,300
-     Alliance Semiconductor Corp.                   77,900             1,300
      Chateau Communities, Inc. REIT                 50,100             1,299
-     NetManage, Inc.                               262,863             1,298
      Weingarten Realty Investors REIT               33,300             1,297
-     Workflow Management, Inc.                      45,267             1,296
      CMP Group Inc.                                 47,000             1,295
-     Meridian Gold Co.                             190,100             1,295
-     Catherines Stores                              61,600             1,294
      Washington REIT                                86,000             1,290
      John Wiley & Sons Class A                      77,000             1,290
      Mentor Corp.                                   49,881             1,288
-     BOK Financial Corp.                            63,587             1,285
-     SEACOR SMIT Inc.                               24,800             1,283
-     Pegasystems Inc.                              114,000             1,283
-     Advanced Communications
        Group, Inc.                                  94,000             1,281
-     eGain Communications Corp.                     33,800             1,276
-     PairGain Technologies, Inc.                    89,800             1,274
-     Maxygen                                        17,900             1,271
-     Columbia Sportswear Co.                        59,100             1,271
-     AGENCY.COM Inc.                                24,900             1,270
      BRE Properties Inc. Class A REIT               55,940             1,269
      Ohio Casualty Corp.                            78,988             1,269
      Tupperware Corp.                               74,806             1,267
-     General Semiconductor, Inc.                    89,289             1,267
-     Lynx Therapeutics Inc.                         39,126             1,267
      Michael Foods Group, Inc.                      51,400             1,266
-     W.R. Grace & Co.                               91,080             1,264
      Heller Financial, Inc.                         62,940             1,263
      Longs Drug Stores, Inc.                        48,906             1,262
      Doral Financial Corp.                         102,500             1,262
      Pulte Corp.                                    56,085             1,262
-     Applix, Inc.                                   69,821             1,261
      Gaylord Entertainment Co. Class A              42,119             1,261
-     Tekelec                                        56,000             1,260
-     SCM Microsystems, Inc.                         19,700             1,260
-     WebTrends Corp.                                15,500             1,256
-     Venator Group, Inc.                           178,992             1,253
      Bowne & Co., Inc.                              92,800             1,253
-     MAXIMUS, Inc.                                  36,800             1,249
-     Global Industries Ltd.                        144,500             1,246
      Universal Corp.                                54,600             1,246
      Westcorp, Inc.                                 85,807             1,244
      Westpoint Stevens, Inc.                        71,086             1,244
-     Footstar Inc.                                  40,770             1,243
-     High Speed Access Corp.                        68,800             1,238
-     Landstar System                                28,900             1,237
-     V-One Corp.                                   210,462             1,236
      SL Green Realty Corp. REIT                     56,800             1,235
      Sealed Air Corp.                               24,451             1,235
-     99 Cents Only Stores                           32,275             1,235
      Alexander & Baldwin, Inc.                      54,100             1,234
      Newport News Shipbuilding Inc.                 44,857             1,234
-     MEMC Electronic Materials, Inc.               100,600             1,232
      MacDermid, Inc.                                29,961             1,230
-     TheStreet.com, Inc.                            64,100             1,230
-     Cal Dive International, Inc.                   37,100             1,229
-     Vintage Petroleum, Inc.                       101,700             1,227
      SJW Corp.                                      10,200             1,227
      HSB Group Inc.                                 36,235             1,225
-     EntreMed, Inc.                                 47,800             1,225
-     Barrett Resources Corp.                        41,600             1,225
      Lennar Corp.                                   75,300             1,224
-     Safeskin Corp.                                100,900             1,223
-     Charles River Associates Inc.                  36,400             1,219
-     Value City Department Stores, Inc.             80,500             1,218
      United National Bancorp                        54,833             1,217
      Roadway Express Inc.                           56,258             1,217
-     RadiSys Corp.                                  23,850             1,216
      Piedmont Natural Gas, Inc.                     40,079             1,212
      BancorpSouth, Inc.                             74,300             1,212
-     Pre-Paid Legal Services, Inc.                  50,500             1,212
      Thor Industries, Inc.                          39,700             1,208
-     ICG Communications, Inc.                       64,394             1,207
-     Station Casinos, Inc.                          53,800             1,207
-     Atlas Air, Inc.                                43,950             1,206
      Tecumseh Products Co. Class A                  25,513             1,204
      AGL Resources Inc.                             70,800             1,204
      Trustco Bank                                   90,708             1,202
-     Ames Department Stores, Inc.                   41,700             1,201
-     Rainbow Technologies, Inc.                     51,600             1,200
-     American Italian Pasta Co.                     39,000             1,199
      Dole Food Co.                                  73,800             1,199
-     ETEC Systems, Inc.                             26,700             1,198
-     Alaska Air Group, Inc.                         34,100             1,198
-     Agribrands International, Inc.                 26,011             1,197
      Urban Shopping Centers, Inc. REIT              44,100             1,196
      Energen Corp.                                  66,200             1,196
-     Dionex Corp.                                   29,000             1,194
-     Airnet Communications Corp.                    32,830             1,194
-     Latitude Communications, Inc.                  45,700             1,194
      Black Hills Corp.                              53,800             1,194
-     Canandaigua Brands, Inc. Class A               23,308             1,189
-     Spiegel, Inc. Class A                         169,000             1,188
      Value Line, Inc.                               33,000             1,188
-     iBasis, Inc.                                   41,300             1,187
      Bank North Group                               44,370             1,187
      Hawaiian Electric Industries Inc.              41,065             1,186
-     IDT Corp.                                      62,800             1,185
-     Biomatrix, Inc.                                61,566             1,185
-     Sinclair Broadcast Group, Inc.                 97,100             1,185
-     Centigram Communications                       70,700             1,184
      JSB Financial                                  22,801             1,183



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
-------------------------------------------------------------------------------
                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
-     MedQuist, Inc.                                 45,800          $  1,182
-     Transaction Systems
        Architects, Inc.                             42,200             1,182
      Chelsea GCA Realty, Inc. REIT                  39,700             1,181
      Belden, Inc.                                   56,200             1,180
      First Source Corp.                             47,182             1,180
      Capitol Federal Financial                     120,900             1,179
      Pogo Producing Co.                             57,400             1,177
      Lincoln Electric Holdings                      56,848             1,172
-     Iomega Corp.                                  347,400             1,172
-     The Good Guys, Inc.                           125,900             1,172
      Longview Fibre Co.                             82,230             1,172
-     Com21, Inc.                                    52,200             1,171
      Summit Properties, Inc. REIT                   65,400             1,169
-     Ingram Micro, Inc.                             89,000             1,168
-     Barr Labs Inc.                                 37,200             1,167
      Kelly Services, Inc. Class A                   46,437             1,167
-     Cirrus Logic                                   87,500             1,165
-     American Freightways                           71,904             1,164
-     Inprise Corp.                                 105,200             1,164
-     Net2Phone, Inc.                                25,318             1,163
      Harbor Florida Bancshares, Inc.                89,879             1,163
-     Too Inc.                                       67,391             1,162
-     Stone Energy Corp.                             32,600             1,161
-     Handleman Co.                                  86,761             1,160
-     Pioneer Natural Resources Co.                 129,600             1,158
-     Dal-Tile International Inc.                   114,300             1,157
-     Choice Hotel International, Inc.               67,441             1,155
-     ParkerVision, Inc.                             37,500             1,153
-     U.S. Home Corp.                                45,100             1,153
-     Sonosite, Inc.                                 36,379             1,150
      D. R. Horton, Inc.                             83,180             1,149
      Aptargroup Inc.                                45,700             1,148
      Carolina First Corp.                           62,900             1,148
-     Pacific Gateway Exchange, Inc.                 67,200             1,147
      Jefferies Group, Inc.                          52,100             1,146
      ScottishPower PLC ADR                          40,872             1,144
-     Mastech Corp.                                  46,200             1,143
-     Sunglass Hut International, Inc.              101,626             1,143
      Westinghouse Air Brake Co.                     64,338             1,142
-     Ampal-American Israel Corp.                   122,800             1,136
      Westfield America, Inc. REIT                   92,100             1,134
-     Policy Management
        Systems Corp.                                44,340             1,133
-     ATMI, Inc.                                     34,200             1,131
      IDEX Corp.                                     37,225             1,131
      Cooper Cos., Inc.                              37,500             1,130
-     Playtex Products, Inc.                         73,400             1,129
      Banta Corp.                                    50,000             1,128
      Student Loan Corp.                             22,600             1,127
      P.H. Glatfelter Co.                            77,400             1,127
-     National-Oilwell, Inc.                         71,800             1,126
-     Hutchinson Technology, Inc.                    53,000             1,126
-     Anchor Gaming                                  25,899             1,125
-     Alexander's, Inc.                              14,223             1,124
-     Playboy Enterprises, Inc.
        Class B                                      46,200             1,123
-     Bright Horizons Family
        Solutions, Inc.                              59,800             1,121
-     Rayovac Corp.                                  59,400             1,121
      A. Schulman Inc.                               68,693             1,121
      Tenneco Automotive, Inc.                      120,192             1,119
-     DBT Online Inc.                                45,900             1,119
      Hilb, Rogal and Hamilton Co.                   39,600             1,119
      Manitowac Co., Inc.                            32,900             1,119
-     Penwest Pharmaceuticals Co.                    73,236             1,117
-     Lanier Worldwide, Inc.                        288,214             1,117
-     Markel Corp.                                    7,200             1,116
-     Vail Resorts Inc.                              62,200             1,116
      Polaroid Corp.                                 59,303             1,116
-     Kaiser Aluminum &
        Chemical Corp.                              145,000             1,115
-     Forest Oil Corp.                               84,500             1,114
-     Acuson Corp.                                   88,612             1,113
-     Triad Guaranty, Inc.                           48,900             1,112
-     Aurora Foods Inc.                             119,400             1,112
-     Concurrent Computer Corp.                      59,500             1,112
-     Sonic Corp.                                    38,925             1,109
      Mark IV Industries, Inc.                       62,689             1,109
-     School Specialty, Inc.                         73,155             1,106
      Bank United Corp. Class A                      40,600             1,106
-     Mapics Inc.                                    87,500             1,105
      Arch Chemicals, Inc.                           52,750             1,104
      Pultizer, Inc.                                 27,366             1,103
-     Bally Total Fitness Holding Corp.              41,300             1,102
-     The Yankee Candle Company, Inc.                67,550             1,102
-     TeleBanc Financial Corp.                       42,300             1,100
      Standard Pacific Corp.                         99,900             1,099
      FactSet Research Systems Inc.                  13,800             1,099
      Pittston Brink's Group                         49,900             1,098
-     America West Holdings Corp.
        Class B                                      52,900             1,098
      TNP Enterprises, Inc.                          26,600             1,097
      La-Z-Boy Inc.                                  65,100             1,094
-     ProBusiness Services, Inc.                     30,400             1,094
      Kaydon Corp.                                   40,800             1,094
-     NCO Group, Inc.                                36,299             1,094
-     Cadiz Inc.                                    115,100             1,093
      F.N.B. Corp.                                   49,093             1,092
      J.B. Hunt Transport Services, Inc.             78,747             1,090
      Raymond James Financial, Inc.                  58,312             1,090
-     FSI International, Inc.                        94,700             1,089
-     Michaels Stores, Inc.                          38,000             1,083
-     UCAR International, Inc.                       60,800             1,083
-     Silicon Valley Group, Inc.                     61,000             1,083
-     bebe stores, inc.                              40,100             1,083
      Commercial Metals Co.                          31,900             1,083
-     Candela Corp.                                  58,100             1,082
      Minerals Technologies, Inc.                    27,000             1,082
      UMB Financial Corp.                            28,653             1,082
-     Southwest Bancorporation of
        Texas, Inc.                                  54,400             1,078
      Cleco Corp.                                    33,608             1,078
-     Fairfield Communities, Inc.                   100,200             1,077
      Downey Financial Corp.                         53,300             1,076
      First American Financial Corp.                 86,400             1,075
      Ogden Corp.                                    89,945             1,074
-     GTech Holdings Corp.                           48,800             1,074
      John H. Harland Co.                            58,587             1,073
-     Catalytica, Inc.                               79,100             1,073
      Sodexho Marriott Services, Inc.                82,446             1,072
-     SPS Technologies, Inc.                         33,552             1,072



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
-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
-     DSL.Net, Inc.                                  74,200          $  1,071
-     Optical Cable Corp.                            53,500             1,070
      Rollins Truck Leasing                          89,600             1,070
-     Clayton Williams Energy, Inc.                  90,500             1,069
-     Varian Semiconductor Equipment
        Associates, Inc.                             31,400             1,068
-     Bell & Howell Co.                              33,500             1,066
-     Atwood Oceanics, Inc.                          27,534             1,064
-     Advance Paradigm, Inc.                         49,200             1,061
      Libbey, Inc.                                   36,900             1,061
      Westbanco Inc.                                 40,750             1,060
-     Hollywood Entertainment Corp.                  73,029             1,059
-     Netmoves, Corp.                               151,200             1,058
      Skywest, Inc.                                  37,800             1,058
-     Preview Travel, Inc.                           20,300             1,058
-     SITEL Corp.                                   151,000             1,057
-     Rogers Corp.                                   27,600             1,056
      Applebee's International, Inc.                 35,782             1,056
-     Scotts Co.                                     26,200             1,055
-     Standard Microsystem                           97,500             1,054
-     Tickets.com, Inc.                              73,600             1,053
      Philadelphia Suburban Corp.                    50,900             1,053
-     ResMed Inc.                                    25,200             1,052
      CPI Corp.                                      46,600             1,051
-     Triarc Cos., Inc. Class A                      57,200             1,051
      Detroit Diesel Corp.                           54,700             1,050
      Rollins, Inc.                                  69,950             1,049
      The Toro Co.                                   28,100             1,048
      Arrow International, Inc.                      36,100             1,047
      OM Group, Inc.                                 30,400             1,047
      Glenborough Realty Trust,
        Inc. REIT                                    78,000             1,043
-     Versant Corp.                                 119,192             1,043
      CONSOL Energy, Inc.                           103,000             1,043
-     Jack in the Box Inc.                           50,300             1,041
-     ADVO, Inc.                                     43,800             1,040
      Horace Mann Educators Corp.                    53,000             1,040
-     Micro Warehouse Inc.                           56,100             1,038
-     Medco Research, Inc.                           34,400             1,034
      First Citizens BancShares
        Class A                                      14,800             1,032
-     Creative Biomolecules, Inc.                   208,900             1,031
      Nationwide Financial
        Services, Inc.                               36,900             1,031
      Fidelity National Financial, Inc.              71,690             1,031
      Kimball International, Inc. Class B            62,300             1,028
-     Paradyne Networks, Inc.                        37,700             1,027
-     Datastream Systems, Inc.                       41,800             1,027
-     General DataComm
        Industries, Inc.                            154,500             1,024
      American States Water Co.                      28,400             1,022
-     e.spire Communications, Inc.                  175,800             1,022
-     Summit Technology, Inc.                        87,100             1,018
      Federal Signal Corp.                           63,362             1,018
      MAF Bancorp, Inc.                              48,583             1,017
      Polaris Industries, Inc.                       28,000             1,015
-     GRC International, Inc.                        85,400             1,014
-     PlanetRx.com, Inc.                             69,900             1,014
      Brown & Brown, Inc.                            26,450             1,013
-     Littelfuse, Inc.                               41,600             1,009
-     Papa John's International, Inc.                38,700             1,009
      Meditrust Corp. REIT                          183,039             1,007
-     E-Stamp Corp.                                  45,200             1,006
      Healthcare Realty Trust Inc. REIT              64,320             1,005
-     Gadzooks, Inc.                                102,400             1,005
      Reliance Group Holdings                       149,986             1,003
      Computer Task Group, Inc.                      67,392               998
      Albemarle Corp.                                51,969               997
-     Battle Mountain Gold Co. Class A              481,499               993
-     MessageMedia Inc.                              70,600               993
      Pennzoil-Quaker State Co.                      97,314               991
-     ITT Educational Services, Inc.                 64,200               991
-     Data Broadcasting Corp.                       120,000               990
      Watkins-Johnson Co.                            24,700               988
      Developers Diversified Realty
        Corp. REIT                                   76,600               986
      Regis Corp.                                    52,191               985
      ONEOK, Inc.                                    39,127               983
      Diagnostic Products Corp.                      40,123               983
-     Ionics, Inc.                                   34,900               982
      Independence Community
        Bank Corp.                                   78,500               981
-     Neurogen Corp.                                 59,420               980
-     USDATA Corp., Inc.                             70,616               980
      Nordson Corp.                                  20,300               979
-     IKOS Systems, Inc.                            101,000               978
-     Novavax, Inc.                                 173,590               976
-     Rent-A-Center, Inc.                            49,200               975
-     GelTex Pharmaceuticals, Inc.                   75,900               972
      Caraustar Industries, Inc.                     40,500               972
-     SLI, Inc.                                      71,650               972
-     Martek Biosciences Corp.                       80,900               971
-     Palm Harbor Homes, Inc.                        53,900               970
-     Del Webb Corp.                                 38,900               970
-     Davox Corp.                                    49,300               968
      Bel Fuse, Inc.- Class B                        40,350               966
-     Department 56 Inc.                             42,595               964
-     Acclaim Entertainment Inc.                    188,000               964
-     Toll Brothers, Inc.                            51,700               963
-     Beyond.com Corp.                              123,200               963
      Charles E. Smith Residential
        Realty, Inc. REIT                            27,200               962
      CPB, Inc.                                      33,700               960
-     Friede Goldman Halter, Inc.                   138,075               958
      H.B. Fuller Co.                                17,100               957
-     barnesandnoble.com inc.                        67,400               956
-     Fossil, Inc.                                   41,350               956
-     Eclipsys Corp.                                 37,300               956
      Clarcor Inc.                                   53,000               954
      Delta & Pine Land Co.                          54,873               953
-     Marketing Specialists Corp.                   254,100               953
      Reliance Bancorp, Inc.                         27,600               952
-     Rare Hospitality International Inc.            44,000               952
-     Nautica Enterprises, Inc.                      84,149               952
      Whitney Holdings                               25,670               951
      Realty Income Corp. REIT                       46,100               951
      Werner Enterprises, Inc.                       67,450               949
      BSB Bancorp, Inc.                              49,232               948
-     RailTex, Inc.                                  52,906               946
-     Gaylord Container Corp.                       138,800               946
-     Mobile Mini, Inc.                              43,900               944
      Community First Bankshares                     59,800               942


                                       23

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
-------------------------------------------------------------------------------
                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
      Chemed Corp.                                   32,900          $    942
-     Software Spectrum, Inc.                        53,200               941
      National Bankcorp of Alaska Inc.               33,500               940
      AAR Corp.                                      52,400               940
-     Jacobs Engineering Group Inc.                  28,900               939
      RGS Energy Group Inc.                          45,652               939
-     Z-Tel Technologies, Inc.                       25,030               939
      Koger Equity, Inc. REIT                        55,600               938
-     Mail-Well, Inc.                                69,500               938
-     On Assignment, Inc.                            31,400               938
      Timberline Software Corp.                      69,804               938
      Gerber Scientific, Inc.                        42,700               937
-     Boise Cascade Office
        Products Corp.                               62,424               936
-     Walker Interactive Systems, Inc.              149,800               936
-     Tower Automotive, Inc.                         60,500               934
-     Novoste Corp.                                  56,600               934
-     Mentor Graphics Corp.                          70,700               932
-     Data Return Corp.                              17,400               931
-     Reebok International Ltd.                     113,673               931
-     Microwave Systems Corp.                       195,500               929
-     United Stationers, Inc.                        32,500               928
      Liberty Corp.                                  22,000               928
      Federal Realty Investment
        Trust REIT                                   49,200               926
-     Oxigene, Inc.                                  59,039               922
-     McMoRan Exploration Co.                        43,651               922
-     SoftNet Systems, Inc.                          36,700               922
-     Checkpoint Systems, Inc.                       90,474               922
-     Syncor International Corp.                     31,600               920
-     Visual Data Corp.                              80,000               920
-     Weirton Steel                                 134,900               919
-     Education Management Corp.                     65,600               918
-     ThermoQuest Corp.                              89,000               918
-     Coldwater Creek Inc.                           44,700               916
      NBT Bancorp, Inc.                              59,093               916
      Mine Safety Appliances Co.                     14,300               915
      Modine Manufacturing Co.                       36,462               912
-     Aphton Corp.                                   59,739               911
      Precision Castparts Corp.                      34,650               910
-     Aware, Inc.                                    25,000               909
-     TD Waterhouse Group, Inc.                      55,300               909
      Home Properties of New York,
        Inc. REIT                                    33,100               908
      The Trust Co. of New Jersey                    39,600               906
      USEC Inc.                                     129,200               904
-     Diametrics Medical, Inc.                      105,600               904
      United Dominion Industries Ltd.                45,300               903
      Walter Industries, Inc.                        83,500               903
      Churchill Downs, Inc.                          40,000               903
-     Pride International Inc.                       61,700               902
-     Symmetricom Inc.                               90,800               902
      White Mountains Insurance
        Group Inc.                                    7,485               902
-     Nu Horizons Electronics Corp.                  67,935               900
      Primex Technologies, Inc.                      43,360               900
-     Yellow Corp.                                   53,447               899
      Kansas City Life Insurance Co.                 26,600               898
      Irwin Financial Corp.                          50,300               896
-     Loislaw.com, Inc.                              22,900               896
-     P-Com, Inc.                                   101,300               896
      Olin Corp.                                     45,200               896
-     Troy Group, Inc.                               59,700               896
      Storage USA, Inc. REIT                         29,600               895
      R.L.I. Corp.                                   26,325               895
-     Century Business Services, Inc.               106,000               894
-     Unifi, Inc.                                    72,550               893
-     NCI Building Systems, Inc.                     48,200               892
-     Aavid Thermal Technologies                     36,300               892
      Midas Inc.                                     40,720               891
      First Union Real Estate REIT                  187,320               890
      Foster Wheeler Corp.                          100,126               889
-     Daisytek International Corp.                   38,100               888
      Hussman International, Inc.                    58,862               887
      Chesapeake Corp. of Virginia                   29,017               885
      Avista Corp.                                   57,300               885
      American National Can
        Group, Inc.                                  68,000               884
      Central Parking Corp.                          46,200               884
      PFF Bancorp, Inc.                              45,600               884
-     Genrad, Inc.                                   54,688               882
      Reckson Associates Realty
        Corp. REIT                                   42,900               879
-     Complete Business Solutions, Inc.              35,000               879
-     Avis Rent A Car, Inc.                          34,400               879
-     Splitrock Services, Inc.                       44,200               878
      NACCO Industries, Inc. Class A                 15,779               877
      Ventas, Inc. REIT                             209,363               877
      N L Industries, Inc.                           58,000               874
-     Sylvan Learning Systems, Inc.                  67,200               874
-     Women.com Networks, Inc.                       61,300               874
      Commerce Group, Inc.                           33,400               873
      Overseas Shipholding Group Inc.                58,900               872
-     dELiA*s Inc.                                  120,200               871
      Aquarion Co.                                   23,550               871
      The Warnaco Group, Inc. Class A                70,692               870
      Tredegar Corp.                                 42,000               869
-     Wit Capital Group, Inc.                        51,100               869
-     Applied Graphics
        Technologies, Inc.                          100,660               868
-     Andrea Radio Corp.                            112,900               868
      HCC Insurance Holdings, Inc.                   65,700               866
      Southwest Gas Corp.                            37,600               865
      Wabash National Corp.                          57,650               865
-     Noven Pharmaceuticals, Inc.                    47,700               865
      Medford Bancorp, Inc.                          51,998               864
      G & K Services, Inc.                           26,700               864
-     Oakley, Inc.                                  155,300               864
      Earthgrains Co.                                53,572               864
-     First Consulting Group, Inc.                   55,616               862
      Wausau-Mosinee Paper Corp.                     73,744               862
-     Varian Medical Systems, Inc.                   28,900               862
      National Presto Industries, Inc.               24,237               860
-     IGEN International, Inc.                       28,900               860
-     Bush Boake Allen, Inc.                         35,000               860
-     I-STAT Corp.                                   59,200               858
      Presidential Life Corp.                        46,700               858
      FBL Financial Group, Inc. Class A              42,900               858
-     STAR Telecommunications, Inc.                 108,515               858
-     Amylin Pharmaceuticals, Inc.                  102,800               858
-     Varian, Inc.                                   38,100               857
-     STERIS Corp.                                   83,098               857

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
-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
-     Syntellect Inc.                               285,600          $    857
-     Insurance Auto Auctions, Inc.                  54,300               855
-     Centennial Bancorp                             79,375               853
      Arvin Industries, Inc.                         30,000               851
      Harmon Industries, Inc.                        70,100               850
-     Renex Corp.                                    91,200               849
-     Wisconsin Central
        Transportation Corp.                         63,200               849
-     Transportation Technologies
        Industries, Inc.                             47,000               849
-     International Specialty
        Products, Inc.                               92,400               849
-     Unit Corp.                                    110,400               849
      Andover Bancorp, Inc.                          30,300               848
-     Newpark Resources, Inc.                       138,300               847
-     E-LOAN, Inc.                                   52,000               845
      Amcore Financial                               35,200               845
-     Cyberian Outpost, Inc.                         85,000               845
      AmerUs Life Holdings, Inc.                     36,703               844
      Connecticut Energy Corp.                       21,700               844
      EZCORP, Inc.                                  207,100               841
-     uBid, Inc.                                     31,700               840
      Ferro Corp.                                    38,100               838
      Burlington Coat Factory
        Warehouse Corp.                              60,410               838
      Fleetwood Enterprises, Inc.                    40,574               837
      UGI Corp. Holding Co.                          40,900               836
-     Foamex International, Inc.                    100,500               835
      CB Bancshares Inc./Hawaii                      28,300               833
      Wallace Computer Services, Inc.                50,100               833
-     URS Corp.                                      38,400               833
      Baldor Electric Co.                            45,940               833
      Bush Industries, Inc.                          48,383               832
-     Ascent Entertainment Group, Inc.               65,477               831
-     Buckeye Technology, Inc.                       55,800               830
-     Conmed Corp.                                   32,068               830
      Prentiss Properties Trust REIT                 39,500               830
      First Commonwealth
        Financial Corp.                              69,000               828
      First Bancorp/Puerto Rico                      39,850               827
-     Tyler Technologies, Inc.                      150,300               827
-     Vertel Corp.                                  152,009               827
-     Extended Stay America, Inc.                   108,378               826
-     MeriStar Hotels & Resorts,
        Inc. REIT                                   231,900               826
-     Orbital Sciences Corp.                         44,500               826
      Mills Corp. REIT                               46,200               826
-     Epicor Software Corp.                         163,022               825
      Granite Construction Co.                       44,750               825
      Petroleum Helicopters, Inc.                    84,600               825
-     Brightpoint, Inc.                              62,800               824
-     Procom Technology, Inc.                        31,100               824
-     ShopKo Stores, Inc.                            35,745               822
-     Digital Generation Systems                    115,300               822
      Newmil Bancorp, Inc.                           62,900               818
      Sun Communities, Inc. REIT                     25,400               818
      OceanFirst Financial Corp.                     47,200               817
-     Consolidated Graphics, Inc.                    54,700               817
-     Wyndham International, Inc.
        Class A                                     277,976               817
      Queens County Bancorp, Inc.                    30,100               816
      Mitchell Energy & Development
        Corp. Class A                                37,000               816
-     Todd Shipyards Corp.                          103,447               815
-     Pioneer Group, Inc.                            51,700               814
      EastGroup Properties, Inc. REIT                44,000               814
-     Ventana Medical Systems, Inc.                  32,700               813
-     CDI Corp.                                      33,700               813
      Regal-Beloit Corp.                             39,400               813
      St. Francis Capital Corp.                      43,600               812
      United Illuminating Co.                        15,800               812
-     Quiksilver, Inc.                               52,350               811
-     Laser Vision Centers, Inc.                     76,800               811
-     Theragenics Corp.                              89,484               811
-     Applied Innovation Inc.                        97,400               810
      The Ackerley Group, Inc.                       44,600               808
-     Cameron Ashley
        Building Products                            80,808               808
      Hancock Holding Co.                            20,800               806
-     Deltek Systems, Inc.                           59,700               806
-     Engineering Animation, Inc.                    92,000               805
      The Standard Register Co.                      41,547               805
      MeriStar Hospitality Corp. REIT                50,300               805
      CBL & Associates Properties,
        Inc. REIT                                    39,000               804
-     Media Metrix, Inc.                             22,500               804
-     Specialty Equipment Cos., Inc.                 33,600               804
      Western Gas Resources, Inc.                    60,900               803
      Justin Industries, Inc.                        53,860               801
-     Strattec Security Corp.                        24,705               800
-     Mossimo, Inc.                                  99,200               800
-     Algos Pharmaceutical Corp.                     72,700               800
-     Hayes Lemmerz International, Inc.              45,840               799
-     Nuevo Energy Co.                               42,600               799
      Seacoast Banking Corp. of
        Florida Class A                              27,900               799
      CH Energy Group, Inc.                          24,200               799
      MascoTech Inc.                                 62,715               796
-     FEI Co.                                        51,300               795
-     Ultratech Stepper, Inc.                        49,200               793
      Arrow Financial Corp.                          40,796               793
      CNA Surety Corp.                               60,990               793
-     Viador, Inc.                                   18,700               792
-     CUNO Inc.                                      38,200               791
-     SpeedFam-IPEC, Inc.                            61,092               790
-     PETsMART, Inc.                                137,352               790
-     Steel Dynamics, Inc.                           49,500               789
-     hi/fn, inc.                                    20,343               788
-     Loronix Information Systems                    39,900               788
-     Anixter International Inc.                     38,200               788
-     Vlasic Foods International, Inc.              138,469               788
-     C-bridge Internet Solutions, Inc.              16,180               787
      Blockbuster Inc. Class A                       58,800               786
-     Integrated Electrical Services, Inc.           78,100               786
-     Innotrac Corp.                                 57,100               785
      CVB Financial Corp.                            33,920               784
      LNR Property Corp.                             39,400               783
-     Berlitz International, Inc.                    45,527               782
-     Charming Shoppes, Inc.                        118,079               782
-     Quokka Sports, Inc.                            59,500               781
      Cabot Oil & Gas Corp. Class A                  48,600               781
-     OfficeMax, Inc.                               141,850               780

-------------------------------------------------------------------------------
                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
      Stewart & Stevenson
        Services, Inc.                               65,718          $    778
-     3Dfx Interactive, Inc.                         79,200               777
-     Quorum Health Group, Inc.                      83,400               777
-     Kensey Nash Corp.                              65,400               777
      Arnold Industries, Inc.                        55,200               776
-     Veterinary Centers of
        America, Inc.                                60,260               776
-     Miravant Medical Technology                    83,200               775
      LSI Industries Inc.                            35,818               775
      Landauer, Inc.                                 35,400               774
-     Royal Appliance
        Manufacturing Co.                           158,586               773
-     GetThere.com, Inc.                             19,203               773
      M.A. Hanna Co.                                 70,650               773
-     Garden Fresh Restaurant Corp.                  45,100               772
-     XTRA Corp.                                     18,100               772
-     Basin Exploration Inc.                         43,700               770
-     Covance, Inc.                                  71,213               770
-     Data Transmission Network Corp.                44,600               769
      American Annuity Group Inc.                    42,717               769
-     Ben & Jerry's Homemade, Inc.
        Class A                                      30,900               769
      AMCOL International Corp.                      47,650               768
-     Jacobson Stores Inc.                          130,700               768
-     InfoCure Corp.                                 24,600               767
      Texas Regional Bancshares, Inc.                26,450               767
-     Quintel Communications, Inc.                   85,200               767
      Haven Bancorp, Inc.                            49,500               764
-     Stoneridge, Inc.                               49,500               764
      Gables Residential Trust REIT                  31,800               763
-     Salient 3 Communications
        Class A                                     108,900               762
      NUI Corp.                                      28,900               762
      Ruddick Corp.                                  49,100               761
      Prison Realty Trust, Inc. REIT                150,288               761
-     StaffMark, Inc.                               100,500               760
-     Provant, Inc.                                  30,100               760
-     GC Cos.                                        29,291               758
-     JFAX.COM, Inc.                                112,800               758
-     Atlantic Coast Airlines Holdings               31,900               758
-     Dril-Quip, Inc.                                24,900               756
      JP Realty Inc. REIT                            48,400               756
      Middlesex Water Co.                            23,600               755
-     Pliant Systems, Inc.                           84,400               754
-     Samsonite Corp.                               128,990               750
-     Digital Origin, Inc.                           61,800               749
      Morrison Management
        Specialists, Inc.                            34,725               749
      Simmons First National                         29,950               749
      Russell Corp.                                  44,700               749
-     The Neiman Marcus Group,
        Inc. Class B                                 27,740               747
-     Closure Medical Corp.                          57,900               745
      Parkway Properties Inc. REIT                   25,850               745
-     UNOVA, Inc.                                    57,238               744
-     Maker Communications, Inc.                     17,400               744
-     ebix.com Inc.                                  66,480               744
      Staten Island Bancorp, Inc.                    41,300               743
-     DuPont Photomasks, Inc.                        15,400               743
-     CorVel Corp.                                   31,600               743
-     PJ America Inc.                                47,900               742
-     First Federal Financial Corp.                  52,768               742
      Associated Estates Realty
        Corp. REIT                                   94,900               741
      F & M Bancorp                                  36,593               741
-     MSC Industrial Direct Co., Inc.
        Class A                                      55,900               741
      Pier 1 Imports Inc.                           115,950               739
-     Boston Beer Co., Inc. Class A                 102,800               739
      Pitt Des Moines, Inc.                          30,000               739
-     Fidelity Holdings, Inc.                        38,900               737
-     Shoe Carnival, Inc.                            73,100               736
-     Musicland Stores Corp.                         87,100               735
-     Navidec, Inc.                                  61,200               734
-     Rexall Sundown, Inc.                           71,206               734
-     Sunterra Corp.                                 63,750               733
      Community Trust Bancorp Inc.                   36,550               731
-     Avant! Corp.                                   48,700               731
-     Boca Resorts, Inc. Class A                     74,800               729
      Stewart Enterprises, Inc.
        Class A                                     153,500               729
-     Cornerstone Internet
        Solutions Co.                                95,900               728
-     Province Healthcare Co.                        38,300               728
      InterWest Bancorp Inc.                         37,800               728
      DT Industries, Inc.                            92,200               726
-     Windmere-Durable Holdings Inc.                 42,599               724
-     Proxymed Pharmacy, Inc.                        74,250               724
      State Auto Financial Corp.                     79,300               724
-     Thermo Fibertek, Inc.                         101,525               723
      Consolidated-Tomoka Land Co.                   56,700               723
      Oil-Dri Corp. of America                       50,175               721
-     US SEARCH.com Inc.                             96,100               721
-     Sunbeam Corp.                                 172,100               721
      CBRL Group, Inc.                               74,254               720
      Taubman Co. REIT                               67,000               720
-     Right Management Consultants                   62,600               720
-     Nortek, Inc.                                   25,700               720
-     Zebra Technologies Corp. Class B               12,240               716
      The Macerich Co. REIT                          34,400               716
      Franklin Electric, Inc.                        10,200               716
-     Information Resources, Inc.                    77,335               715
-     Ryan's Family Steak Houses, Inc.               84,115               715
-     Quaker City Bancorp, Inc.                      43,972               715
-     Autoweb.com, Inc.                              65,700               714
-     IDEXX Laboratories Corp.                       44,200               713
      Flagstar Bancorp, Inc.                         41,300               712
      TF Financial Corp.                             53,700               712
-     Ocwen Financial Corp.                         113,700               711
-     Heartland Express, Inc.                        45,092               710
-     Beringer Wine Estates
        Holdings, Inc.                               17,800               710
-     Scott Technologies, Inc.                       37,600               710
      Riggs National Corp.                           53,700               708
      First Sentinel Bancorp Inc.                    90,645               708
-     Predictive Systems, Inc.                       10,800               707
-     Hain Food Group, Inc.                          31,500               705
-     Total-Tel USA
        Communications, Inc.                         49,880               705
      Lawrence Savings Bank                          92,400               705
-     Fourth Shift Corp.                            101,500               704

-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
-     Alliant Techsystems, Inc.                      11,300          $    704
-     Casella Waste Systems, Inc.                    37,300               704
-     Aztar Corp.                                    64,700               704
-     Scientific Games Holdings Corp.                42,400               702
      Annaly Mortgage Management
        Inc. REIT                                    80,200               702
-     Launch Media, Inc.                             37,000               701
      Redwood Trust, Inc. REIT                       56,000               700
-     Evergreen Resources, Inc.                      35,400               699
      X-Rite Inc.                                   111,800               699
-     Renaissance Worldwide, Inc.                    94,700               698
      McDermott International, Inc.                  76,994               698
-     WMS Industries, Inc.                           53,100               697
-     Gulf Island Fabrication, Inc.                  74,300               697
      Lindsay Manufacturing Co.                      38,137               696
-     American Axle & Manufacturing
        Holdings, Inc.                               57,400               696
-     Friendly Ice Cream Corp.                      156,700               695
-     Perry Ellis International Corp.                59,800               695
-     Trammell Crow Co.                              59,800               695
-     Volt Information Sciences Inc.                 29,100               695
-     Duramed Pharmaceuticals, Inc.                  97,500               695
      Republic Security Financial Corp.              96,968               694
-     Sequa Corp. Class A                            12,844               693
-     Hanover Direct, Inc.                          190,500               691
-     United Payors & United
        Providers, Inc.                              41,650               690
      Granite State Bankshares, Inc.                 34,700               690
      Alliance Bancorp Inc.                          37,199               688
-     Giant Industries, Inc.                         82,100               688
      Invacare Corp.                                 34,257               687
-     Plug Power, Inc.                               24,300               686
      Harleysville National Corp.                    21,114               686
      US Bancorp, Inc.                               58,400               686
-     GST Telecommunications Inc.                    75,700               686
      Omega Financial Corp.                          23,612               685
-     SmartDisk Corp.                                20,900               684
-     iVillage Inc.                                  33,800               684
-     Intelidata Technologies Corp.                 164,500               684
      Sterling Bancshares, Inc.                      61,100               684
-     Sonic Automotive, Inc.                         70,100               683
      Dreyer's Grand Ice Cream, Inc.                 40,200               683
-     PcOrder.com, Inc.                              13,400               683
-     Comdial Corp.                                  68,766               683
-     AirTran Holdings, Inc.                        150,700               683
-     Atlanta Sosnoff Capital                        78,600               683
      PXRE Group Ltd.                                52,488               682
      Anchor Bancorp Wisconsin Inc.                  45,100               682
      Bandag, Inc.                                   27,238               681
      Cato Corp. Class A                             53,900               680
-     Ace Cash Express, Inc.                         36,750               680
-     Danielson Holdings Corp.                      118,100               679
-     Benihana Inc. Class A                          47,000               679
-     The Kroll-O'Gara Co.                           41,100               678
-     Echelon International Corp., Inc.              29,463               678
-     Pharmaceutical Product
        Development, Inc.                            56,970               677
-     Wesco International, Inc.                      76,200               676
      Nationwide Health Properties,
        Inc. REIT                                    49,100               675
-     Material Sciences Corp.                        66,250               675
      J.M. Smucker Co. Class A                       34,500               673
-     Satcon Technology Corp.                        80,593               672
-     800-JR CIGAR, Inc.                             77,400               672
      Flowserve Corp.                                39,542               672
      Independent Bank Corp.                         53,700               671
      Tanger Factory Outlet Centers,
        Inc. REIT                                    32,311               670
-     Hoenig Group, Inc.                             72,400               670
      State Financial Services Corp.
        Class A                                      55,769               669
-     Maxxam Inc.                                    15,600               669
-     Numerex Corp.                                  54,000               668
      Spartan Motors, Inc.                          152,700               668
      AGCO Corp.                                     49,700               668
      NYMAGIC, Inc.                                  50,600               667
-     Personnel Group of America, Inc.               65,904               667
      Bob Evans Farms, Inc.                          43,200               667
-     Factory 2-U Stores Inc.                        23,500               667
      Collins & Aikman Corp.                        115,900               666
-     7-Eleven, Inc.                                374,100               666
      WPS Resources Corp.                            26,521               666
      Connecticut Water Services, Inc.               20,800               666
-     Florida Banks, Inc.                           110,300               665
-     SERENA Software, Inc.                          21,500               665
-     Structural Dynamics
        Research Corp.                               52,100               664
-     Hollywood Casino Corp.                        154,000               664
-     PSS World Medical, Inc.                        70,300               663
-     Sensory Science Corp.                         378,900               663
      First Financial Holdings, Inc.                 41,400               662
-     National Dentex Corp.                          39,200               662
-     Headway Corporate
        Resources, Inc.                             151,000               661
      MTS Systems Corp.                              85,180               660
      Strayer Education, Inc.                        33,400               660
      South Jersey Financial Corp. Inc.              42,200               659
-     United Capital Corp.                           35,400               659
      U.S.B. Holding Co., Inc.                       41,300               658
-     Avatar Holding, Inc.                           36,300               658
      Great Southern Bancorp, Inc.                   29,900               658
-     autobytel.com inc.                             43,300               658
      Milacron Inc.                                  42,718               657
-     TriPath Imaging, Inc.                         158,900               655
      AREA Bancshares Corp.                          26,745               655
      Alico, Inc.                                    39,100               655
-     Immucor Inc.                                   49,646               655
-     Shuffle Master, Inc.                           77,017               655
-     Coventry Health Care Inc.                      96,955               654
      Springs Industries Inc. Class A                16,354               653
-     Intergraph Corp.                              139,240               653
-     U.S. Can Corp.                                 32,809               652
-     Globe Business Resources, Inc.                 50,600               651
-     Net.B@nk, Inc.                                 35,200               651
-     1-800-FLOWERS.COM, Inc.                        60,900               651
-     Curative Health Services Inc.                  83,800               649
      Pioneer Standard Electronics Inc.              44,800               647
      Watsco, Inc.                                   55,900               646
-     Revlon, Inc. Class A                           81,400               646
-     Group Maintenance America Corp.                60,300               644
      Sauer Inc.                                     71,000               643
      CTG Resources Inc.                             18,515               643

-------------------------------------------------------------------------------
                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
-     Secure Computing Corp.                         51,100          $    642
-     Lazare Kaplan International, Inc.              79,000               642
      Ottawa Financial Corp.                         35,388               641
-     THQ Inc.                                       27,600               640
-     Barra, Inc.                                    20,100               638
      National Health Investors REIT                 42,900               638
      FFY Financial Corp.                            50,600               637
-     Cable Design Technologies                      27,678               637
      Public Service Co. of
        North Carolina, Inc.                         19,700               637
      Farmer Brothers, Inc.                           4,000               636
-     Zamba Corp.                                    36,600               636
      Empire District Electric Co.                   28,100               636
-     Ladd Furniture Inc.                            32,100               634
      The Stride Rite Corp.                          97,426               633
-     Henry Schein, Inc.                             47,479               632
-     Professional Detailing, Inc.                   21,100               632
      Coca-Cola Bottling Co.                         13,300               630
-     Plains Resources                               50,383               630
      Atlantic Tele-Network, Inc.                    68,520               630
-     Perficient, Inc.                               49,300               629
-     Pac-West Telecom, Inc.                         23,709               628
      L. S. Starrett Co. Class A                     28,000               628
      Bassett Furniture Industries, Inc.             39,263               628
      Alfa Corp.                                     38,500               628
-     UICI                                           59,300               626
      J. Baker, Inc.                                104,291               626
      Chemical Finance                               19,601               625
      Imperial Credit Commercial
        Mortgage Investment Corp. REIT               54,900               624
      Brandywine Realty Trust REIT                   38,100               624
      Riviana Foods, Inc.                            35,100               623
      Ametek Aerospace Products Inc.                 32,600               621
-     Airgas, Inc.                                   65,400               621
-     Zoltek Cos., Inc.                              72,000               621
      Public Service Co. of New Mexico               38,180               620
-     Aerosonic Corp.                                51,600               619
      ChemFirst Inc.                                 28,300               619
-     Cort Business Services Corp.                   35,500               619
-     Billing Concepts Corp.                         95,028               618
-     HA-LO Industries, Inc.                         82,350               618
      New Jersey Resources Corp.                     15,800               617
-     Total Renal Care Holdings, Inc.                92,269               617
      Comcast Corp. Class A                          12,860               616
      Columbia Bancorp                               54,400               615
-     Dataware Technologies, Inc.                    35,500               612
-     Xpedior Inc.                                   21,300               612
      Curtiss-Wright Corp.                           16,600               612
-     RWD Technologies, Inc.                         59,000               612
      Corus Bankshares Inc.                          25,500               612
      American Residential Investment
        Trust, Inc. REIT                             88,900               611
      Crown American Realty
        Trust REIT                                  111,000               611
-     Energy Conversion Devices, Inc.                65,975               610
      Superior Telecom Inc.                          39,525               610
-     Aftermarket Technology Corp.                   51,100               610
      Gorman-Rupp Co.                                34,825               609
-     Coinstar, Inc.                                 43,500               609
-     MetaCreations Corp.                            70,825               609
-     Bone Care International, Inc.                  48,100               607
-     LINC Capital, Inc.                            127,300               605
-     Cylink Corp.                                   44,500               601
      Mueller (Paul) Co.                             20,800               601
-     Franklin Electronic
        Publishers, Inc.                            101,100               600
-     Coleman Inc.                                   64,432               600
      Analysts International Corp.                   48,000               600
-     Rainmaker Systems, Inc.                        29,600               599
-     Provident Financial Holdings, Inc.             36,300               599
-     Viacom Inc. Class A                             9,906               599
-     Triad Hospitals, Inc.                          39,494               597
-     The IT Group, Inc.                             64,985               597
-     Laboratory Corp. of America                   161,648               596
-     Insignia Financial Group, Inc.                 68,500               595
      Fidelity Bancorp, Inc.                         35,100               595
-     Merix Corp.                                    54,000               594
      Massbank Corp.                                 20,100               593
      General Cable Corp.                            78,350               593
-     VTEL Corp.                                    180,538               592
-     Twinlab Corp.                                  74,400               591
-     Navigant Consulting, Inc.                      54,150               589
      Myers Industries, Inc.                         37,378               589
      Heritage Financial Corp.                       68,200               588
-     Capital Corp. of the West                      60,300               588
-     AmeriPath, Inc.                                71,600               586
-     Esterline Technologies Corp.                   50,690               586
-     TCSI Corp.                                    183,521               585
-     Auspex Systems, Inc.                           57,000               584
-     Dura Pharmaceuticals, Inc.                     41,886               584
-     SpaceLabs Medical, Inc.                        31,439               584
      Dime Community Bancorp, Inc.                   31,500               583
-     Avid Technology, Inc.                          44,600               583
      Phoenix Investment Partners Ltd.               71,700               583
-     OneMain.com, Inc.                              38,800               582
      Enhance Financial Services
        Group, Inc.                                  35,800               582
-     Orthodontic Centers of
        America, Inc.                                48,600               580
-     AT&T Corp.-Liberty Media Group                  8,438               580
      Town & Country Trust REIT                      32,300               579
-     Seattle FilmWorks, Inc.                       208,079               579
-     Jo-Ann Stores, Inc. Class A                    51,400               578
-     Diacrin, Inc.                                  88,800               577
-     Gardner Denver Inc.                            34,554               577
-     National Western Life Insurance
        Co. Class A                                   8,400               576
-     Grey Wolf, Inc.                               200,500               576
-     LifePoint Hospitals, Inc.                      48,794               576
-     Digi International, Inc.                       55,200               576
-     Organogenesis, Inc.                            66,208               575
-     The Buckle, Inc.                               38,800               575
-     Autotote Corp.                                176,800               575
      StanCorp Financial Group, Inc.                 22,800               574
-     IHOP Corp.                                     34,400               574
      The Pep Boys
        (Manny, Moe & Jack)                          62,901               574
-     Alliance Pharmaceutical Corp.                  77,702               573
-     Able Telcom Holding Corp.                      71,500               572
      Mississippi Chemical Corp.                     92,341               571
      Fedders Corp.                                 103,845               571
-     Korn/Ferry International                       15,700               571



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
-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
-     Sciclone Pharmaceuticals                       93,100          $    570
      Atmos Energy Corp.                             27,894               570
-     Spanish Broadcasting System, Inc.              14,100               568
-     Castle & Cooke Inc.                            44,700               567
-     Epitope Inc.                                   87,200               567
-     ISIS Pharmaceuticals, Inc.                     90,526               566
      Crawford & Co. Class B                         41,500               565
-     APAC Teleservices, Inc.                        40,011               563
      Amcast Industrial Corp.                        34,296               562
-     IMRglobal Corp.                                44,700               562
      NCH Corp.                                      12,600               561
      Shurgard Storage Centers, Inc.
        Class A REIT                                 24,200               561
      Sovran Self Storage, Inc. REIT                 29,600               561
      Summit Bancshares, Inc.                        30,300               561
-     Voyager.net, Inc.                              61,000               560
-     Stein Mart, Inc.                               98,400               560
-     SonicWALL, Inc.                                13,900               559
-     Kaneb Services, Inc.                          127,716               559
-     Group 1 Automotive, Inc.                       40,000               558
-     US Oncology, Inc.                             112,876               557
-     Baldwin Technology Class A                    261,500               556
      McGrath Rent Corp.                             31,700               555
      JDN Realty Corp. REIT                          34,350               554
-     Fairchild Corp.                                61,101               554
-     Bel Fuse, Inc.-Class A                         19,850               553
-     Layne Christensen Co.                          76,200               552
      Ethyl Corp.                                   140,130               552
      Tejon Ranch Co.                                23,200               551
-     The InterCept Group, Inc.                      18,500               549
      Brown Shoe Company, Inc.                       38,815               548
-     Arcadia Financial Ltd.                        123,500               548
      Coachmen Industries, Inc.                      36,196               547
-     Eco Soil Systems, Inc.                        126,900               547
-     Performance Food Group Co.                     22,450               547
      Meridian Diagnostics, Inc.                     75,429               547
-     National Processing, Inc.                      61,600               547
-     Drexler Technology Corp.                       55,889               545
-     Clark/Bardes Holdings, Inc.                    37,900               545
-     PathoGenesis Corp.                             25,400               545
-     Petrocorp, Inc.                                93,478               543
-     Netopia, Inc.                                  10,000               543
      Gainsco, Inc.                                 100,846               542
-     Drug Emporium, Inc.                           122,042               542
-     Amdocs Ltd.                                    15,685               541
-     LCA-Vision, Inc.                              115,395               541
      Peoples Holding Co.                            18,700               540
-     Sizzler International                         215,925               540
      CompX International Inc.                       29,300               538
      A.O. Smith Corp.                               24,600               538
-     General Cigar Holdings, Inc.                   64,700               538
      Owens & Minor, Inc. Holding Co.                59,950               536
      W.R. Berkley Corp.                             25,650               535
-     Management Network Group Inc.                  16,400               535
-     Amerco, Inc.                                   21,400               535
      LandAmerica Financial Group, Inc.              29,100               535
      Enterprise Products Partners L.P.              29,000               535
-     Activision, Inc.                               34,900               534
      Tech/Ops Sevcon, Inc.                          53,400               534
      National Golf Properties, Inc. REIT            27,000               533
      Hunt Corp.                                     56,100               533
      Health Care REIT, Inc.                         35,200               532
-     Chirex, Inc.                                   36,400               532
-     Coherent, Inc.                                 19,900               532
      Ryerson Tull, Inc.                             27,341               531
-     McAfee.com Corp.                               11,800               531
-     Griffin Land & Nurseries, Inc.                 46,100               530
-     Thermo Ecotek Corp.                            99,550               529
-     Matria Healthcare, Inc.                       128,000               528
      Bryn Mawr Bank Corp.                           22,100               528
-     National Discount Brokers
        Group, Inc.                                  20,000               528
      Madison Gas & Electric Co.                     26,200               527
-     Bristol Hotels & Resorts, Inc.                104,075               527
-     Jones Lang Lasalle Inc.                        44,200               525
-     Scios, Inc.                                   125,000               523
-     SOFTWORKS, Inc.                                53,300               518
      National Steel Corp. Class B                   69,600               518
-     Objective Systems
        Integrators, Inc.                            78,100               517
      HF Financial Corp.                             43,950               516
-     World Acceptance Corp.                        107,300               516
-     Stratus Properties, Inc.                      123,000               515
-     Alpine Group, Inc.                             40,000               515
-     AXENT Technologies, Inc.                       24,500               515
-     Del Monte Foods Co.                            41,700               513
-     U.S. Vision, Inc.                             200,300               513
-     The Children's Place Retail
        Stores, Inc.                                 31,200               513
      HEICO Corp.                                    23,408               511
      WSFS Financial Corp.                           40,300               509
      Berry Petroleum Class A                        33,600               508
      Flushing Financial Corp.                       34,300               508
      Corporate Office Properties
        Trust, Inc. REIT                             66,600               508
-     SpeedUs.com, Inc.                             106,100               507
      Stepan Co.                                     21,700               507
-     Impath, Inc.                                   19,900               506
      Winston Hotels, Inc. REIT                      62,300               506
      Virco Manufacturing Corp.                      38,935               506
      GenCorp, Inc.                                  51,100               505
      Bangor Hydro-Electric Co.                      30,800               502
      Sizzlers Property Investors,
        Inc. REIT                                    61,800               502
      Thomas Nelson, Inc.                            54,250               502
-     Centura Software Corp.                         92,188               501
-     Ceres Group, Inc.                              71,600               501
-     Thermo TerraTech, Inc.                         73,500               501
      Wolverine World Wide, Inc.                     45,770               501
-     Bio-Rad Laboratories, Inc. Class A             21,353               499
-     CFI ProServices, Inc.                          60,869               498
-     Mortons Restaurant Group                       32,144               498
-     CSK Auto Corp.                                 28,400               497
      National City Bancorporation                   29,640               496
      St. Mary Land & Exploration Co.                20,028               496
      Century Bancorp, Inc. Class A                  30,500               496
-     Tech-Sym Corp.                                 24,002               495
-     iManage, Inc.                                  15,401               495
      Northwest Bancorp, Inc.                        70,900               492
-     CIRCOR International, Inc.                     47,650               491
-     Oceaneering International, Inc.                32,890               491
      Intermet Corp.                                 42,200               491



                                       29

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
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                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
-     PAREXEL International Corp.                    41,500          $    490
      Allen Organ Co.                                12,900               490
-     Advanced Tissue Sciences Inc.                 195,758               489
-     Rightchoice Managed Care, Inc.                 42,500               489
-     Gilman & Ciocia, Inc.                          59,600               488
-     Consolidated Freightways Corp.                 61,399               487
      Philadelphia Consolidated
        Holding Corp.                                33,600               487
      Bindly Western Industries, Inc.                32,288               486
-     Inacom Corp.                                   66,480               486
      Lennox International Inc.                      52,900               486
-     Exabyte Corp.                                  64,800               486
      Davel Communications, Inc.                    102,143               485
      Cabot Industrial Trust REIT                    26,300               483
-     Symyx Technologies                             16,100               483
      Patriot Bank Corp.                             44,875               482
-     Crescendo Pharmaceuticals Corp.                26,379               482
-     Advantage Learning Systems, Inc.               43,100               482
      Marion Capital Holdings                        29,400               481
-     Global Payment Tech Inc.                       52,000               481
-     Aetrium, Inc.                                  72,900               481
-     Health Management Systems, Inc.                75,997               480
-     NeoPharm, Inc.                                 22,200               479
-     Hie Inc.                                      141,800               479
-     Shoney's Inc.                                 347,406               478
-     TransMontaigne Inc.                            68,100               477
-     CompUSA, Inc.                                  92,900               476
      Konover Property Trust, Inc. REIT              75,400               476
-     On Command Corp.                               25,700               475
-     The Boyds Collection, Ltd.                     68,400               475
      Lilly Industries Inc. Class A                  35,268               474
-     UniCapital Corp.                              128,400               473
-     Microtouch Systems, Inc.                       37,499               473
-     Caliber Learning Network, Inc.                164,600               473
-     DVI, Inc.                                      31,100               472
      Wackenhut Corp.                                31,592               472
      Grove Property Trust REIT                      35,600               472
-     Startek, Inc.                                  13,000               471
      Met-Pro Corp.                                  47,045               470
      Jefferson Savings Bancorp, Inc.                44,500               470
      K-Swiss, Inc.                                  25,300               470
      Ampco-Pittsburgh Corp.                         46,335               469
-     S&K Famous Brands Inc.                         78,900               468
-     Staff Leasing, Inc.                            49,300               468
      Merchants Bancshares, Inc.                     21,900               468
-     BigStar Entertainment, Inc.                    60,400               468
-     Credit Acceptance Corp.                       126,900               468
      Susquehanna Bancshares, Inc.                   29,475               468
-     Applied Microsystems Corp.                     41,100               468
      Standard Commercial
        Tobacco Co.                                 130,571               465
-     Information Management
        Associates, Inc.                             88,500               465
      Kilroy Realty Corp. REIT                       21,100               464
      Zenith National Insurance Corp.                22,500               464
      Omega Healthcare Investors,
        Inc. REIT                                    36,500               463
      Commercial Intertech Corp.                     36,300               463
      Big Dog Holdings, Inc.                         66,700               463
-     Cunningham Graphics
        International, Inc.                          33,200               463
-     Aztec Technology Partners, Inc.               101,200               462
-     iTurf Inc.                                     37,100               461
      ABM Industries                                 22,600               460
      Cross Timbers Oil Co.                          50,725               460
-     Mesa Air Group Inc.                            96,700               459
-     Crescent Operating, Inc. REIT                 166,920               459
      Greater Bay Bancorp                            10,700               459
-     Perrigo Co.                                    57,300               458
      Mid Atlantic Realty Trust REIT                 45,350               456
-     Rainforest Cafe, Inc.                         114,475               454
-     Superior Consultant
        Holdings Corp.                               31,800               453
-     Profile Technologies, Inc.                     64,700               453
-     Security Capital Group Inc.
        REIT Class B                                 36,200               453
-     HMT Technology Corp.                          112,900               452
      California Independent Bancorp                 26,325               451
-     Thermo Cardiosystems Inc.                      68,650               451
-     Earthshell Corp.                              109,100               450
-     Advanced Polymer Systems                      130,900               450
-     Microwave Power Devices, Inc.                  63,000               449
-     Cidco, Inc.                                    82,100               446
-     Wackenhut Corrections Corp.                    38,100               445
-     Trans World Entertainment Corp.                42,300               444
-     Comfort Systems USA, Inc.                      60,000               443
      Cubic Corp.                                    20,200               442
-     Lifeline Systems, Inc.                         29,300               440
      Lillian Vernon Corp.                           39,500               439
      NewSouth Bancorp, Inc.                         23,750               439
-     Jackpot Enterprises, Inc.                      52,800               439
-     CDnow Inc.                                     44,400               438
-     Tractor Supply Co.                             27,400               438
-     Hovnanian Enterprises Class A                  68,050               438
      Getty Realty Holding Corp.                     39,000               436
      Casey's General Stores                         41,800               436
-     Correctional Services Corp.                    99,385               435
-     Clintrials Research, Inc.                     105,100               434
-     Sterile Recoveries, Inc.                       62,800               432
-     Champion Enterprises, Inc.                     50,369               431
-     UniSource Energy Corp.                         38,380               429
      United Wisconsin Services, Inc.               100,900               429
-     Gartner Group, Inc. Class B                    31,000               428
      IRT Property Co. REIT                          54,700               427
      World Fuel Services Corp.                      56,961               427
-     American Bank Note
        Holographics, Inc.                          266,100               426
      Barnes Group, Inc.                             26,100               426
      LTC Properties, Inc. REIT                      50,400               425
      LTV Corp.                                     103,000               425
-     Spectranetics Corp.                           109,500               424
-     Artesyn Technologies, Inc.                     20,200               424
-     Cannondale Corp.                               64,800               423
-     OEA, Inc.                                      86,700               423
      Bradley Real Estate, Inc.
        8.40% Cvt. Pfd.                              21,672               423
      Puerto Rican Cement Co., Inc.                  12,400               422
      United Mobile Homes, Inc. REIT                 51,100               422
      Southern Peru Copper Corp.                     27,300               421
      Pittston BAX Group                             39,650               421
      Imperial Sugar Co.                            127,006               421
-     Fresh Del Monte Produce Inc.                   46,700               420



                                       30

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
-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
-     Sunburst Hospitality Corp.                     74,713          $    420
-     Il Fornaio (America) Corp.                     60,500               420
      Birmingham Steel Corp.                         78,700               418
-     ClickAction, Inc.                              14,200               418
-     The Gymboree Corp.                             74,240               418
-     Ezenia!, Inc.                                  52,600               418
-     Frontline Communications Corp.                 54,000               415
-     ABC-NACO, INC.                                 50,200               414
      First International Bancorp, Inc.              51,700               414
      Blair Corp.                                    29,500               413
-     FLIR Systems, Inc.                             25,400               413
      City Holding Co.                               29,400               412
      Ameron International Corp.                     10,400               411
-     Schuler Homes Inc.                             63,300               411
      International Multifoods Corp.                 30,881               409
      Alamo Group, Inc.                              40,800               408
-     Cytoclonal Pharmaceutics Inc.                  54,400               408
-     Aviall Inc.                                    49,819               408
      Gentek, Inc.                                   39,000               407
-     Navigators Group, Inc.                         40,700               407
-     Old Dominion Freight Line, Inc.                37,715               405
-     Computer Horizons Corp.                        24,944               404
-     Navigant International, Inc.                   34,450               403
-     Parker Drilling Co.                           126,300               403
-     IXYS Corp.                                     64,025               400
-     Mid Atlantic Medical
        Services, Inc.                               48,100               400
      F & M National Corp.                           14,400               397
-     York Research Corp.                           105,700               396
      Omnova Solutions Inc.                          51,100               396
      Arch Coal, Inc.                                35,000               396
-     Beverly Enterprises, Inc.                      90,379               395
-     Tom Brown, Inc.                                29,500               395
-     Chalone Wine Group Ltd.                        45,340               394
-     Comptek Research, Inc.                         28,600               393
      Ambanc Holding Co., Inc.                       26,600               392
-     Input/Output, Inc.                             77,500               392
      Katy Industries, Inc.                          45,100               392
-     SM&A Corp.                                     63,900               391
-     Tandycrafts, Inc.                             127,500               390
      Prime Retail, Inc. REIT                        69,400               390
      Standard Motor Products, Inc.                  24,200               390
      Burnham Pacific Properties,
        Inc. REIT                                    41,600               390
      Boddie-Noell Properties Inc. REIT              46,500               389
      Wolohan Lumber Co.                             32,078               389
-     WetSeal, Inc. Class A                          31,700               388
      Titan International, Inc.                      59,650               388
      Correctional Properties Trust REIT             31,600               387
-     Priority Healthcare Corp. Class A              13,348               386
      Hopfed Bancorp, Inc.                           24,300               386
      Southwest Bancorp, Inc.                        19,200               384
      Hughes Supply, Inc.                            17,739               382
-     Virata Corp.                                   12,800               382
      Pilgrim's Pride Corp.                          45,900               382
-     Schein Pharmaceutical, Inc.                    31,400               381
-     Nashua Corp.                                   50,614               380
-     Atrix Laboratories, Inc.                       72,889               378
      Western Properties Trust REIT                  39,500               378
-     Converse Inc.                                 274,200               377
      Enesco Group, Inc.                             34,000               376
-     Manhattan Associates, Inc.                     51,000               376
-     Crestline Capital Corp.                        18,233               376
      Interface, Inc.                                65,300               375
-     Protocol Systems, Inc.                         41,600               374
-     Acmat Corp. Class A                            49,900               374
-     Fritz Cos., Inc.                               35,600               374
-     Input Software Inc.                            26,800               374
-     DA Consulting Group, Inc.                     104,600               373
-     Alterra Healthcare Corp.                       44,800               372
-     PriceSmart, Inc.                                9,500               372
      Humphrey Hospitality Trust,
        Inc. REIT                                    47,600               372
-     Hexcel Corp.                                   66,800               372
      Penford Corp.                                  21,491               371
-     Docucorp International                         52,459               369
-     Associated Group, Inc. Class B                  4,000               368
      Commercial Net Lease
        Realty REIT                                  37,000               368
      Otter Tail Power Co.                            9,802               368
-     Rochester Medical Corp.                        51,550               367
      Schnitzer Steel Industries, Inc.
        Class A                                      19,300               367
-     Fresh America Corp.                            75,200               367
      Cascade Bancorp                                29,315               366
-     Identix, Inc.                                  40,400               366
-     Hartmarx Corp.                                 90,100               366
      Superior Uniform Group, Inc.                   40,600               365
      Team Financial, Inc.                           40,600               365
-     Astea International, Inc.                      67,900               365
-     INSpire Insurance Solutions, Inc.              79,400               365
      Trenwick Group Inc.                            21,500               364
      Calgon Carbon Corp.                            61,200               363
-     Maxicare Health Plans Inc.                    126,378               363
-     PICO Holdings, Inc.                            29,420               362
-     Western Digital Corp.                          86,300               361
      Donnelly Corp.                                 25,725               360
-     Liquid Audio, Inc.                             13,700               360
-     Prime Hospitality Corp.                        40,800               360
      Quaker Chemical Corp.                          25,200               359
-     Respironics, Inc.                              44,966               358
      Lance, Inc.                                    35,821               358
-     Bottomline Technologies, Inc.                   9,900               356
-     Mustang.com, Inc.                              22,800               356
-     Immune Response                                81,917               356
-     Celtrix Pharmaceuticals                       123,500               355
-     TSR, Inc.                                      43,000               355
-     Syntroleum Corp.                               43,600               354
-     Hologic, Inc.                                  61,600               354
-     EMS Technologies, Inc.                         30,086               354
      BeautiControl Cosmetics                       160,500               351
-     Swift Energy Co.                               30,500               351
      EDO Corp.                                      59,700               351
-     BankUnited Financial Corp.                     44,100               350
-     Dave & Busters                                 42,732               350
-     Itron, Inc.                                    57,100               350
-     Syms Corp.                                     69,800               349
      Oxford Industries, Inc.                        17,600               349
-     eSPEED, Inc.                                    9,800               349
      Central Vermont Public
        Service Corp.                                32,800               349
-     Electric Fuel Corp.                            99,100               347

-------------------------------------------------------------------------------
                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
-     Lechters Corp.                                198,200          $    347
-     Interneuron Pharmaceutical, Inc.               60,600               347
-     Jan Bell Marketing Inc.                       120,500               346
      Bell Industries, Inc.                          46,503               346
-     Daily Journal Corp.                            10,600               346
      Holly Corp.                                    25,800               345
-     TRO Learning, Inc.                             64,200               345
      Superior Industries
        International, Inc.                          12,850               345
      RFS Hotel Investors, Inc. REIT                 33,000               344
-     CyBear, Inc.                                   50,500               344
-     Teledyne Technologies, Inc.                    36,417               344
-     Cheap Tickets, Inc.                            25,100               344
-     Premier Research
        Worldwide, Ltd.                              35,000               343
-     Credit Management
        Solutions, Inc.                              40,400               343
-     Marvel Enterprises Inc.                        62,400               343
-     Mobius Management
        Systems, Inc.                                43,200               343
-     Belco Oil & Gas Corp.                          62,100               342
-     Information Architects Corp.                   33,200               340
-     Silgan Holdings, Inc.                          25,400               340
-     Medialink Worldwide, Inc.                      42,100               339
      Horizon Financial Corp.                        35,698               339
-     Momentum Business
        Applications, Inc.                           42,988               339
      Huntco Inc. Class A                           106,100               338
-     Lason Holdings, Inc.                           30,700               338
-     Chemical Fabrics Corp.                         21,511               336
-     Mechanical Technology Inc.                     14,445               336
-     Action Performance Cos., Inc.                  29,193               336
-     NPC International Class A                      42,600               335
-     Navarre Corp.     58,300                          335
      Crown Crafts, Inc.                            116,300               334
      Vesta Insurance Group, Inc.                    84,900               334
      Circle International Group, Inc.               14,900               332
-     Read Rite Corp.   69,731                          331
-     Thermedics Detection Inc.                      48,895               330
      Phillips-Van Heusen Corp.                      39,700               330
      Synalloy Corp.    44,000                          330
-     Sunrise Assisted Living, Inc.                  23,600               325
      Methode Electronics, Inc. Class A              10,051               323
      Apex Mortgage Capital, Inc. REIT               31,600               322
-     Strategic Distribution, Inc.                  223,578               321
      Ziegler Cos., Inc.                             21,500               321
      First Commerce Bancshares Inc.
        Class A                                      14,400               320
      Tremont Corp.                                  21,346               320
-     RMH Teleservices, Inc.                         50,700               320
-     Boron, LePore & Associates, Inc.               49,200               320
-     InVision Technologies, Inc.                    77,200               318
      RPC Inc.                                       55,300               318
-     Optika Inc.                                    22,800               318
-     Echo Bay Mines Ltd.                           267,384               318
-     McWorter Technologies Inc.                     19,800               317
      Schweitzer-Mauduit
        International, Inc.                          23,537               316
      The Marcus Corp.                               23,500               316
-     Stac Software, Inc.                            49,982               316
-     Highlands Insurance Group                      33,154               315
-     Norstan, Inc.                                  49,400               315
      MMI Cos., Inc.                                 36,500               315
      Conoco Inc. Class A                            12,700               314
      CKE Restaurants Inc.                           53,498               314
      First Savings Bancorp, Inc.                    16,700               313
      Asset Investors Corp. REIT                     28,100               313
-     Allen Telecom Inc.                             27,000               312
-     ZapMe! Corp.                                   36,000               311
      TransPro Inc.                                  48,225               310
-     NS Group Inc.                                  40,600               310
      Luby's, Inc.                                   27,059               308
      Resource Bancshares
        Mortgage Group, Inc.                         67,600               306
-     Mansur Industries, Inc.                        59,700               306
-     Telular Corp.                                  32,050               304
      CV Reit, Inc.                                  33,800               304
-     I-Link, Inc.                                  109,300               304
-     Lone Star Steakhouse &
        Saloon, Inc.                                 33,900               302
      A.M. Castle & Co.                              25,431               302
-     Signal Technology Corp.                        41,653               302
      Southwestern Energy Co.                        45,900               301
-     Innovasive Devices, Inc.                       37,400               299
-     GenesisIntermedia.com, Inc.                    51,400               299
      HMN Financial, Inc.                            26,550               299
-     U.S. Energy Corp.                              85,257               298
      First Keystone Financial, Inc.                 30,600               298
      Oregon Trail Financial Corp.                   29,600               298
-     Omega Worldwide, Inc.                          63,943               298
-     Systemax Inc.                                  34,800               296
-     Thermotrex Corp.                               37,500               295
-     World Wrestling Federation
        Entertainment, Inc.                          17,000               293
      Penn Virginia Corp.                            17,500               293
      Ace, Ltd.                                      17,550               293
-     American Access
        Technologies Inc.                            57,000               292
-     Health Systems Design Corp.                    55,600               292
-     Rohn Industries  Inc.                         101,500               292
-     Metrocall, Inc.                               172,800               292
-     Micrografx, Inc.                               66,300               290
      Oregon Steel Mills, Inc.                       36,500               290
-     Todhunter International, Inc.                  31,600               288
      UniFirst Corp.                                 22,800               288
-     Meritage Corp.                                 26,300               288
-     onlinetradinginc.com                           26,400               287
-     eLEC Communications Corp.                      74,600               287
      Thornburg Mortgage Asset
        Corp. REIT                                   34,700               286
      Stephan Co.                                    71,550               286
-     Acceptance Insurance Cos. Inc.                 49,000               285
-     Cone Mills Corp.                               63,000               284
      Pulaski Financial Corp.                        27,948               283
      Fleming Cos., Inc.                             27,539               282
      Waddell & Reed Financial, Inc.                 10,402               282
-     Circle.com                                     22,912               282
      BankAtlantic Bancorp, Inc.
        Class A                                      68,385               282
-     Ventiv Health, Inc.                            30,549               281
      Apogee Enterprises, Inc.                       55,200               279
-     Jenny Craig Inc.                               76,900               279



                                       32

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
-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
      Transcontinental Realty
        Investors, Inc. REIT                         22,025          $    278
-     Gibson Greetings, Inc.                         30,800               276
      Watts Industries Class A                       18,700               276
-     Toymax International, Inc.                     58,800               276
      Herbalife International Class B                20,600               276
      First Charter Corp.                            18,484               275
-     Cyberguard Corp.                               57,755               274
-     Careerbuilder, Inc.                            42,600               274
-     Coeur D'Alene Mines Corp.                      79,600               274
      Provident Bankshares Corp.                     15,800               274
      Angelica Corp.                                 28,000               273
-     Synagro Technologies Inc.                      55,846               272
-     PlayCore, Inc.                                 33,911               271
-     Miller Industries, Inc.                        94,300               271
-     Midwest Express Holdings, Inc.                  8,500               271
-     New Mexico & Arizona
        Land Co.                                     53,941               270
      Greater Delaware Valley
        Savings Bank                                 29,800               269
-     Kitty Hawk, Inc.                               39,100               269
      The Pacific Bank N.A.                           9,700               269
-     American Skiing Co.                            84,200               268
      Investors Title Co.                            15,100               268
-     Vivus, Inc.                                    84,400               266
-     Vicorp Restaurants, Inc.                       16,448               265
      General Binding Corp.                          22,572               265
-     Kendle International Inc.                      26,800               265
-     Landry's Seafood
        Restaurants, Inc.                            30,400               264
      Banco Santander Puerto Rico                    17,100               264
-     Urocor, Inc.                                   62,900               263
-     Kevco, Inc.                                   140,400               263
-     The Dress Barn, Inc.                           15,800               263
      Milton Federal Financial Corp.                 21,000               263
-     Somera Communications, Inc.                    21,100               262
      Oak Hill Financial, Inc.                       17,900               262
      Thermoretec Corp.                              39,400               261
      General Chemical Group, Inc.                  112,500               260
      Bridge View Bancorp                            16,480               260
      G & L Realty Corp. REIT                        29,444               259
-     Digital Insight Corp.                           7,100               258
-     Larscom, Inc. Class A                          39,500               258
-     M&F Worldwide Corp.                            50,779               257
      Laser Mortgage
        Management, Inc.                             62,800               255
-     Comshare                                       72,800               255
-     XOMA Ltd.                                      84,756               254
-     Corvas International, Inc.                     57,100               253
-     Berkshire Hathaway Inc. Class B                   138               253
-     Travel Services International, Inc.            27,600               252
-     BE Avionics Inc.                               29,800               251
-     Park-Ohio Holdings Corp.                       25,400               251
-     Imperial Credit                                40,126               251
-     Dura Automotive Systems, Inc.                  14,379               251
-     Life Financial Corp.                           62,536               250
      Prime Group Realty Trust REIT                  16,400               249
      Cole National Corp. Class A                    49,800               249
-     Success Bancshares, Inc.                       25,000               248
-     Carmike Cinemas, Inc. Class A                  31,689               248
-     Sola International Inc.                        17,700               246
-     Allied Holdings, Inc.                          40,000               245
      Pan Pacific Retail Properties,
        Inc. REIT                                    15,000               245
-     Hawthorne Financial Corp.                      19,500               244
-     Chesapeake Energy Corp.                       102,300               243
-     Capital Trust Class A REIT                     48,500               243
      Hancock Fabrics, Inc.                          77,600               243
-     Magellan Health Services, Inc.                 38,400               242
-     Hector Communications Corp.                    17,300               242
      Exide Corp.                                    29,000               241
-     Encore Wire Corp.                              31,550               241
-     TBC Corp.                                      38,450               240
-     Impco Technologies Inc.                        17,200               240
      Guilford Mills, Inc.                           33,050               240
-     Premiere Technologies, Inc.                    34,100               239
      Coastal Bancorp, Inc.                          13,600               238
-     Sunrise Medical, Inc.                          38,400               238
-     COMFORCE Corp.                                 82,373               237
-     Metromedia International
        Group, Inc.                                  49,700               236
      United Water Resources, Inc.                    6,900               236
-     Alysis Technologies Inc.                       25,100               235
-     insci-statements.com corp.                     44,700               235
-     Ocular Sciences, Inc.                          12,400               234
-     Caribiner International, Inc.                  64,400               233
-     LMI Aerospace, Inc.                            77,800               233
-     Value America, Inc.                            46,100               233
      Covest Bankshares, Inc.                        17,500               233
-     AXYS Pharmaceuticals, Inc.                     57,245               233
-     Trans World Airlines                           82,497               232
-     Catalina Lighting, Inc.                        47,900               231
      Rouge Industries Inc.                          29,200               230
-     Veritas DGC Inc.                               16,400               230
-     Wave Systems Corp.                             19,200               229
-     Network Event Theater, Inc.                     7,700               229
-     Protection One, Inc.                          116,400               226
      FirstSpartan Financial Corp.                   12,500               225
-     SONUS Pharmaceuticals, Inc.                    90,000               225
-     SeraCare, Inc.                                 64,100               224
-     Lancer Corp.                                   48,485               224
      HEICO Corp. Class A                            10,554               223
-     Darling International, Inc.                   104,900               223
-     Waste Systems International, Inc.              46,900               223
-     CardioDynamics
        International Corp.                          39,900               219
-     Phoenix International Ltd., Inc.               56,500               219
-     Geerlings & Wade Inc.                          31,400               218
-     CHS Electronics, Inc.                         193,000               217
-     Goody's Family Clothing                        40,300               217
-     Pediatrix Medical Group, Inc.                  30,900               216
      Argonaut Group, Inc.                           10,881               216
-     MTR Gaming Group Inc.                          70,500               216
      Universal Health Realty
        Income REIT                                  14,700               215
-     Lumisys, Inc.                                  68,000               215
-     FARO Technologies, Inc.                        73,000               214
-     Homestead Village, Inc.                       100,887               214
      Hubbell Inc. Class A                            7,600               214
-     Freeport-McMoRan Copper &
        Gold, Inc. Class A                           11,512               214
-     ebookers.com PLC                               12,300               213

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
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                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
      Maine Public Service Co.                       12,200          $    212
-     WHX Corp.                                      23,300               210
      Senior Housing Properties
        Trust REIT                                   16,840               209
-     American Medical Security
        Group, Inc.                                  34,900               209
-     OAO Technology Solutions, Inc.                 27,019               209
-     The Cherry Corp.                               19,700               209
-     Per-Se Technologies, Inc.                      24,805               209
      SJNB Financial Corp.                            6,800               207
-     Ramtron International Corp.                    30,800               206
-     The Sports Authority, Inc.                    102,800               206
-     Keystone Consolidated
        Industries, Inc.                             34,590               205
      Innkeepers USA Trust REIT                      25,000               205
-     Global Vacation Group, Inc.                    70,700               203
      Cadmus Communications                          23,900               203
-     Systems & Computer
        Technology Corp.                             12,500               203
-     Advanced Magnetics, Inc.                       47,700               203
-     AMF Bowling, Inc.                              64,524               202
      Psychemedics, Inc.                             40,000               200
      First Financial Corp.-Indiana                   4,800               199
      K2 Inc.                                        26,062               199
-     EEX Corp.                                      66,213               195
-     Mesaba Holdings, Inc.                          17,000               194
-     ThermoLase Corp.                               97,200               194
-     Omtool, Ltd.                                   81,800               194
-     Styling Technology Corp.                       62,100               194
-     Lakes Gaming, Inc.                             24,425               194
-     ISCO, Inc.                                     38,685               193
-     SMC Corp.                                      48,900               191
-     Coram Healthcare Corp.                        169,475               191
-     Tuesday Morning Corp.                          10,300               190
-     Burlington Industries, Inc.                    47,397               190
      Greater Community Bancorp                      20,335               189
-     Roy F. Weston, Inc.                            91,500               189
      KCS Energy, Inc.                              231,500               188
-     Vestcom International, Inc.                    53,500               187
-     Pericom Semiconductor Corp.                     7,100               187
      Capstead Mortgage Corp. REIT                   44,550               187
-     Merisel, Inc.                                 141,700               186
-     Lydall, Inc.                                   28,000               186
-     Paging Network, Inc.                          227,700               185
-     AMBI, Inc.                                     74,800               185
-     U.S. Interactive, Inc.                          4,286               184
      FNB Financial Services Corp.                   17,400               183
-     Titan Exploration, Inc.                        33,522               182
      Urstadt Biddle Properties REIT                 24,900               182
-     Data Race, Inc.                                66,722               181
-     COMARCO, Inc.                                   7,700               181
      Bedford Bancshares, Inc.                       17,300               179
      Green Mountain Power Corp.                     24,000               179
      Urstadt Biddle Properties REIT
        Class A                                      23,100               178
-     Netivation.com, Inc.                           30,500               175
-     Building One Services Corp.                    18,442               174
-     Computer Learning Centers, Inc.                72,000               173
-     Budget Group, Inc.                             18,900               171
      Chiquita Brands International, Inc.            35,935               171
      Oakwood Homes Corp.                            53,100               169
-     Service Experts, Inc.                          29,000               169
-     Advanced Lighting
        Technologies, Inc.                           29,000               167
      First Mariner Bancorp,  Inc.                   20,000               165
-     The Presley Cos.                               30,000               165
      Dimon Inc.                                     50,650               165
      Astro-Med, Inc.                                26,800               164
-     Technisource, Inc.                             27,900               164
      Community Banks, Inc.                           7,100               162
-     T & W Financial Corp.                          92,600               162
-     Capital Pacific Holdings, Inc.                 64,788               162
      International Shipholding Corp.                13,900               162
-     Black Hawk Gaming &
        Development Co., Inc.                        27,500               162
      Unity Bancorp, Inc.                            26,710               160
-     Hecla Mining Co.                              102,200               160
-     NeoMedia Technologies, Inc.                    33,600               160
      Oneida Ltd.                                     7,300               159
-     Gulf West Banks, Inc.                          17,700               158
-     Wiser Oil Co.                                  63,000               158
      Nash-Finch Co.                                 24,700               157
-     Carriage Services, Inc.                        26,500               157
-     National Bancshares Corp.
        of Texas                                     10,600               157
-     Boyd Gaming Corp.                              26,700               155
-     Alliance Gaming Corp.                          56,300               153
-     Juno Lighting, Inc.                            14,572               151
      Peekskill Financial Corp.                      11,800               150
-     Transworld Healthcare Inc.                     79,726               149
-     GT Interactive Software Corp.                  89,800               149
-     Greka Energy Corp.                             16,064               149
-     Jupiter Communications, Inc.                    4,900               148
      Pilgrim's Pride Corp. Class A                  22,950               148
-     V.I. Technologies, Inc.                        21,200               146
-     Medplus, Inc.                                  20,900               146
      PS Business Parks, Inc. REIT                    6,400               146
-     Craig Corp.                                    21,077               145
-     Quanta Services, Inc.                           5,100               144
-     Excel Legacy Corp.                             43,400               144
-     Viasoft, Inc.                                  25,048               142
-     Aames Financial Corp.                         174,750               142
-     Quality Systems, Inc.                          18,300               142
      Cavalier Homes, Inc.                           35,937               142
-     Radio Unica Corp.                               4,900               141
-     Seven Seas Petroleum Inc.                      79,500               139
-     Euroweb International Corp.                    12,000               139
-     MedicaLogic, Inc.                               6,600               139
      Frontier Insurance Group, Inc.                 40,280               138
-     Harken Energy Corp.                           184,300               138
-     e-Net, Inc.                                    11,100               138
      BCSB Bankcorp, Inc.                            20,500               136
-     Alyn Corp.                                     65,800               136
-     Genesis Health Ventures Inc.                   65,200               134
-     HomeBase, Inc.                                 43,800               134
-     NCS HealthCare, Inc.                           55,300               133
-     Capital Title Group, Inc.                      75,800               133
      Howell Corp.                                   23,000               132
-     U.S. Franchise Systems, Inc.
        Class A                                      29,200               131
      SI Handling Systems, Inc.                      13,600               130
-     Consumer Portfolio Services, Inc.              82,900               130

-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                     SHARES             (000)
-------------------------------------------------------------------------------
-     TST Impreso, Inc.                              32,800          $    129
      Anthracite Capital Inc.                        20,000               128
      Carey Diversified LLC                           7,500               127
-     Craig Corp. Pfd.                               20,077               125
-     Benihana Inc.                                   8,400               125
-     QCF Bancorp, Inc.                               4,900               124
-     Egreetings Network, Inc.                       12,200               124
-     Forcenergy Inc.                               241,127               123
      Avado Brands, Inc.                             29,074               123
-     DLJdirect                                       9,000               122
-     Water Pik Technologies, Inc.                   12,746               122
      Wainwright Bank & Trust Co.                    18,300               121
-     Alcide Corp.                                    9,500               121
      Allied Products Corp.                          33,898               121
      BankAtlantic Bancorp, Inc.
        Class B                                      23,501               120
      BMC Industries, Inc.                           24,663               120
      Carolina Southern Bank                          9,182               119
-     Federal Agricultural Mortgage
        Corp. Class A                                 7,400               119
-     PowerCerv Corp.                                22,600               119
-     Molecular Biosystems, Inc.                    118,200               118
-     Martha Stewart Living
        Omnimedia, Inc.                               4,900               118
-     Western Water Co.                              97,600               116
-     Adams Golf, Inc.                               71,200               116
-     Arch Communications Group, Inc                 17,133               113
      Blimpie International, Inc.                    59,400               111
      Titanium Metals Corp.                          24,400               110
-     Interactive Pictures Corp.                      4,700               110
-     Dispatch Management
        Services Corp.                               37,000               109
-     Industri-Matematik
        International Corp.                          17,700               108
-     eCollege.com Inc.                               9,800               107
-     uniView Technologies Corp.                     22,700               106
-     Fresh Choice, Inc.                             44,800               106
-     Crown Vantage, Inc.                            51,424               106
      Heilig-Meyers Co.                              38,057               105
-     Integral Vision, Inc.                          49,058               104
-     Designs, Inc.                                  70,900               104
-     A.C. Moore Arts & Crafts, Inc.                 17,900               104
-     Response Oncology, Inc.                        91,200               103
-     Muse Technologies, Inc.                        33,300               102
-     The TesseracT Group, Inc.                      58,200               102
-     PictureTel Corp.                               23,600               102
-     SEEC, Inc.                                     15,200               102
-     Vornado Operating Inc. REIT                    16,915               101
      German American Bancorp                         5,775               101
      Chester Valley Bancorp                          6,358               100
-     Komag, Inc.                                    32,000               100
-     Popmail.com, Inc.                              33,300               100
-     Hauser, Inc.                                   31,925               100
-     North American Vaccine, Inc.                   22,061                99
-     CD Warehouse, Inc.                             30,400                99
-     United PanAm Financial Corp.                   50,900                99
-     Employee Solutions, Inc.                      142,900                98
      Terra Industries, Inc.                         60,250                98
-     Genzyme Surgical Products                      16,733                97
      Glimcher Realty Trust REIT                      7,500                97
-     Huttig Building Products, Inc.                 19,356                96
-     PhyCor, Inc.                                   50,700                95
-     Audible, Inc.                                   6,300                95
-     Fogdog, Inc.                                    9,800                93
-     I.D. Systems, Inc.                             16,500                92
      Comair Holdings, Inc.                           3,900                91
-     IEC Electronics Corp.                          38,218                91
-     Carrington Labs Inc.                           45,128                90
-     System Software Associates, Inc.               44,125                88
-     Nastech Pharmaceutical Co., Inc.               25,900                87
      Skylands Financial Corp.                        7,900                87
-     Thermedics, Inc.                               15,950                87
-     New Frontier Media, Inc.                       19,900                85
      Colonial Properties Trust REIT                  3,500                81
-     Rocky Mountain Chocolate
        Factory, Inc.                                15,400                81
-     Trump Hotels & Casino
        Resorts, Inc.                                23,800                80
-     The A Consulting Team, Inc.                    16,000                80
-     Anthony & Sylvan Pools Corp.                   11,455                79
-     Calypte Biomedical Corp.                       56,100                79
-     Heartport Inc.                                 16,500                78
      Fedders Corp. Class A                          15,226                78
-     Central Financial
        Acceptance Corp.                             10,500                77
-     NetRatings, Inc.                                1,600                77
-     Barnett, Inc.                                   7,400                77
-     International Microcomputer
        Software, Inc.                               37,100                77
-     CellNet Data Systems, Inc.                     66,900                75
-     Redhook Ale Brewery, Inc.                      33,900                75
-     Webco Industries, Inc.                         21,300                75
-     ATEC Group, Inc.                               30,400                74
-     CRIIMI MAE, Inc. REIT                          51,300                74
-     Ashford.com, Inc.                               6,700                74
-     Convergent Communications, Inc.                 4,600                73
-     Labtec, Inc.                                   13,083                72
-     F.Y.I. Inc.                                     2,100                71
-     PRT Group Inc.                                 32,300                71
-     Film Roman, Inc.                               45,000                70
-     Chic By H.I.S., Inc.                          110,580                69
-     Capital Bank Corp.                              8,900                69
-     I-Link Inc. Series N Pfd.                          69                69
-     JLM Industries, Inc.                           20,300                69
-     Unigene                                       117,700                67
-     QAD Inc.                                        4,800                67
      Wackenhut Corp. Class B                         6,350                65
-     International Smart Sourcing, Inc.              9,000                63
-     H.D. Vest, Inc.                                10,000                63
-     C2, Inc.                                       12,700                63
-     Cellular Technical Services                     8,045                62
-     Hovnanian Enterprises Class B                   9,650                62
-     Gallery of History, Inc.                       19,100                62
-     Worldwide Entertainment &
        Sports Corp.                                 31,000                62
      Codorus Valley Bancorp, Inc.                    3,477                61
      York Financial Corp.                            5,412                61
-     Geron Corp.                                     4,700                60
-     ReSourcePhoenix.com, Inc.                       3,000                59
      Habersham Bancorp                               4,500                57
-     Stage Stores, Inc.                             24,800                57
-     U.S. Office Products Co.                       18,125                57

-------------------------------------------------------------------------------
                                                                       MARKET
TOTAL STOCK MARKET                                                     VALUE*
INDEX FUND                                           SHARES             (000)
-------------------------------------------------------------------------------
      Quebecor Printing Inc.                          2,537          $     56
-     Genzyme Molecular Oncology                      7,831                55
-     Wellsford Real Properties Inc. REIT             6,400                54
      Delhaize America, Inc. Class B                  2,564                54
-     Amresco, Inc.                                  37,200                52
-     AgriBioTech, Inc.                              21,300                51
      ImmuLogic Pharmaceutical Corp.                 88,500                50
-     Badger Paper Mills, Inc.                        9,300                50
-     Today's Man Inc.                               79,025                49
-     Continucare Corp.                              65,000                49
-     Dynamics Research Corp.                         5,700                48
-     Electronic Retailing Systems
        International, Inc.                          48,900                47
-     Omni Nutraceuticals Inc.                       41,400                47
-     Family Golf Centers, Inc.                      32,900                46
      Interpool, Inc.                                 6,000                45
      Kaye Group Inc.                                 5,300                44
-     Cardima, Inc.                                  24,300                44
-     Integra, Inc.                                  25,900                44
-     JPS Packaging Co.                              14,300                42
-     Embrex, Inc.                                    3,800                41
      J.M. Smucker Co. Class B                        2,500                41
-     Fresh Foods Inc.                                8,500                40
      Reader's Digest Assn., Inc.
        Class B                                       1,500                40
-     Fortress Group, Inc.                           57,700                40
-     Aviation General Inc.                          28,600                39
-     Harnischfeger Industries Inc.                  94,406                38
-     Checkers Drive-In
        Restaurants, Inc.                            16,362                37
-     Gold Reserve Inc. Class A                      36,900                35
-     Response USA, Inc.                             33,400                34
-     IGI, Inc.                                      17,090                33
-     Jos. A. Bank Clothiers, Inc.                   10,500                32
-     TransTexas Gas Corp.                          157,500                31
      Clarion Commercial Holdings, Inc.               4,000                31
      Reckson Associates Realty Corp.
        Class B REIT                                  1,338                31
      Steelcase Inc.                                  2,500                30
-     BTU International, Inc.                         5,200                30
-     Allergan Specialty
        Therapeutics, Inc.                            2,331                29
-     Alphanet Solutions, Inc.                        7,000                28
-     Colonial Downs Holdings, Inc.                  34,500                28
-     Blount International, Inc.                      1,733                28
-     Magellan Petroleum Corp.                       22,000                28
      Herbalife International Class A                 1,900                27
-     O'Sullivan Industries Holdings,
        Inc. 12% Pfd.                                53,500                27
-     Lexington Global Asset
        Managers, Inc.                               11,000                27
-     Star Buffet, Inc.                               7,600                27
-     Filene's Basement Corp.                       212,205                26
-     Service Merchandise Co., Inc.                 299,650                25
-     Heartland Technology, Inc                       7,700                23
-     Trailer Bridge, Inc.                           18,400                23
-     The Knot, Inc.                                  2,700                23
-     Candie's, Inc.                                 25,000                23
-     Interstate Hotels Corp. REIT                    6,932                23
      Equity Inns, Inc. REIT                          3,300                22
-     All American Semiconductor, Inc.                7,440                22
-     Neoprobe Corp.                                 50,000                22
      Movado Group, Inc.                              1,000                22
-     Terra Nitrogen Co., LP                          5,800                22
-     Nord Resources Corp.                          144,900                22
      Belmont Bancorp.                                3,400                22
      Pittsburgh & West Virginia
        Railroad                                      3,000                21
-     Northwest Pipe Co.                              1,500                21
-     Ascent Pediatrics, Inc.                        16,700                21
-     Perceptron, Inc.                                5,000                20
-     Multigraphics Inc.                             17,600                20
      Hudson River Bancorp. Inc.                      1,900                19
-     BJ Services Co.
        Warrants Exp. 4/13/2000                         353                19
-     Conrad Industries, Inc.                         5,800                19
-     Base Ten Systems, Inc. Class A                  7,860                19
-     Technical Chemicals and
        Products, Inc.                               37,200                19
-     Starcraft Corp.                                 2,500                18
-     Penncorp Financial Group Inc.                  43,500                18
-     Einstein/Noah Bagel Corp.                      42,500                17
-     Vizacom Inc.                                    5,117                17
-     VCampus Corp.                                   5,300                17
-     FiNet.com, Inc.                                12,500                16
-     Dunn Computer Corp.                             5,000                16
-     Aqua Care Systems, Inc.                        10,000                16
-     Helen of Troy Corp.                             2,100                15
-     Offshore Logistics, Inc.                        1,600                15
-     Applied Magnetics Corp.                        39,600                15
-     Lifeway Foods, Inc.                             2,000                15
-     Royal Precision Inc.                            5,800                15
-     Prime Energy Corp.                              3,000                14
-     Innovative Gaming Corp.                        10,050                14
-     Lanvision Systems, Inc.                        13,400                14
-     Avatex Corp. Class A                           10,000                14
      Jacksonville Bancorp, Inc.                      1,000                14
-     Group 1 Software, Inc.                          1,000                13
-     CRIIMI MAE, Inc.
        12% Series F Cvt. Pfd. REIT                   1,539                13
-     DecisionOne Holdings Corp.                     24,614                12
-     ContiFinancial Corp.                           49,300                12
      Bandag, Inc. Class A                              538                11
-     AER Energy Resources, Inc.                     43,400                11
-     Cardinal Financial Corp.                        2,000                11
-     Merry Land Properties, Inc. REIT                2,105                11
-     Just for Feet, Inc.                            44,176                11
      Mitchell Energy & Development
        Corp. Class B                                   500                11
-     Agritope, Inc.                                  9,660                11
-     Medical Alliance, Inc.                          5,000                10
-     Frisby Technologies, Inc.                       2,000                10
-     Waste Connections, Inc.                           700                10
-     NewStar Media, Inc.                            19,000                10
-     Insilco Holding Corp.                             401                10
-     Safeguard Health Enterprises, Inc.             16,035                10
-     Storage Computer Corp.                          2,000                10
-     Vencor, Inc.                                  107,863                10
-     LTC Healthcare, Inc.                            4,310                 9
-     Horizon Group Properties,
        Inc. REIT                                     2,510                 8
-     Florsheim Group Inc.                            3,000                 8

-------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                      SHARES            (000)
-------------------------------------------------------------------------------
-     Total Entertainment
        Restaurant Corp.                              5,000       $         8
-     FirstCity Financial Corp.                       3,000                 8
-     Breed Technological Inc.                       55,600                 8
-     Skechers U.S.A., Inc.                           2,000                 8
-     Uranium Resources, Inc.                        52,432                 7
-     American Banknote Corp.                       144,200                 7
-     Fechtor, Detwiler, Mitchell & Co.               5,200                 7
-     TCI Satellite Entertainment, Inc.
        Class B                                         420                 7
-     NovaCare, Inc.                                 35,688                 7
-     Alteon, Inc.                                    7,400                 6
-     Odwalla, Inc.                                   1,000                 6
-     Sabratek Corp.                                 73,200                 6
-     LecTec Corp.                                    3,500                 6
-     Specialty Chemical
        Resources, Inc.                              29,400                 6
-     Cytrx Corp.                                     5,900                 5
-     IntegraMed America, Inc.                        1,400                 5
-     Planet Hollywood International,
        Inc. Class A                                 65,500                 5
-     Graham-Field Health
        Products Inc.                                36,684                 5
-     CTI Industries Corp.                            2,500                 4
-     The Penn Traffic Co.                              447                 4
-     Integrated Health Services, Inc.               45,600                 4
-     Solv-Ex Corp.                                  32,466                 4
-     Axiohm Transaction Solutions, Inc.             22,189                 4
-     Altiva Financial Corp.                          4,240                 4
-     ProcureNet, Inc.                               22,500                 3
-     Gradco Systems, Inc.                            2,550                 3
-     Alanco Technologies, Inc.                       1,728                 3
-     United Cos. Finance Corp.                      48,417                 2
-     Sun Healthcare Group, Inc.                     57,896                 2
-     Empire of Carolina, Inc.                        8,900                 2
-     ILX Resorts Inc.                                1,200                 2
-     Precision Auto Care, Inc.                       1,600                 2
-     Inland Resources Inc.                             500                 2
-     Centennial Technologies, Inc.                     122                 1
-     Marvel Enterprises, Inc.
        Class C Warrants Exp. 10/2/2002               2,555                 1
-     Marvel Enterprises, Inc.
        Class A Warrants Exp. 10/2/2001               1,508                 1
-     AES Corp. Warrants Exp. 7/31/2000                   9                 1
-     World Corp.                                    36,600                 1
-     Webfinancial Corp.
        Warrants Exp. 4/28/2002                       1,508                 1
-     PHP Healthcare Corp.                           31,900                 1
-     Edison Brothers Stores, Inc.                   57,371                 1
-     News Communications, Inc.                         501                 1
-     Genesis Direct, Inc.                          109,700                 1
-     Ross Technology, Inc.                         118,600                --
-     Starter Corp.                                 135,800                --
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $14,636,466)                                             21,633,853
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
                                                      (000)             (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.5%)(1)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2)   5.67%, 2/3/2000                              $  4,000         $   3,979
FEDERAL NATIONAL MORTGAGE ASSN.
(2)   5.64%, 1/18/2000                               20,000            19,955
U.S. TREASURY BILL
(2)   4.86%, 2/17/2000                                1,000               994
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    3.25%, 1/3/2000                                 504,804           504,804
    3.47%, 1/3/2000--Note G                         460,383           460,383
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $990,107)                                                   990,115
------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.2%)
    (COST $15,626,573)                                             22,623,968
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.2%)
------------------------------------------------------------------------------
Other Assets--Note B                                                  182,127
Liabilities--Note G                                                  (666,503)
                                                                   ----------
                                                                     (484,376)
------------------------------------------------------------------------------
NET ASSETS (100%)                                                 $22,139,592
==============================================================================

*   See Note A in Notes to Financial Statements.

-   Non-Income-Producing Security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 2.2%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Securities with an aggregate value of $24,928,000 have been segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

PEPS--Premium Equity Participating Securities.

REIT--Real Estate Investment Trust.

-------------------------------------------------------------------------------
TOTAL STOCK MARKET                                                     AMOUNT
INDEX FUND                                                              (000)
-------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid in Capital                                                 $  15,104,358
Overdistributed Net Investment Income                                  (5,652)
Accumulated Net Realized Gains                                         24,540
Unrealized Appreciation--Note F
  Investment Securities                                             6,997,395
  Futures Contracts                                                    18,951
------------------------------------------------------------------------------
NET ASSETS                                                      $  22,139,592
==============================================================================
Investor Shares--Net Assets
  Applicable to 545,875,547 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $  18,133,124
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                      $33.22
==============================================================================
Institutional Shares--Net Assets
  Applicable to 120,603,337 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $   4,006,468
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                 $33.22
==============================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard U.S. Stock Index Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to the Shareholders present fairly, in all material respects, the financial position of Vanguard Growth Index Fund, Vanguard Value Index Fund and Vanguard Total Stock Market Index Fund (separate funds of Vanguard U.S. Stock Index Funds, hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000

                                                                F400-02/18/2000

VANGUARD(R)
U.S. STOCK INDEX
FUNDS

MID- AND SMALL-CAPITALIZATION
PORTFOLIOS

VANGUARD EXTENDED MARKET INDEX FUND
VANGUARD MID-CAP INDEX FUND
VANGUARD SMALL-CAP INDEX FUND
VANGUARD SMALL-CAP GROWTH INDEX FUND
VANGUARD SMALL-CAP VALUE INDEX FUND

[PHOTO]

ANNUAL REPORT
DECEMBER 31, 1999


[THE VANGUARD GROUP LOGO]

[PHOTO]
John C. Bogle

FELLOW SHAREHOLDERS:

     Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

     I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought-- has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant nearly four years ago. What more could a man ask?

     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                  /s/JOHN C. BOGLE



                                    CONTENTS

                                   REPORT FROM
                                  THE CHAIRMAN
                                       1

                                    AFTER-TAX
                                 RETURNS REPORT
                                       7

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       9

                                   PERFORMANCE
                                   SUMMARIES
                                       11

                                      FUND
                                    PROFILES
                                       20

                                    FINANCIAL
                                   STATEMENTS
                                       26

[PHOTO]
John J. Brennan

REPORT FROM THE CHAIRMAN

Technology stocks rocketed higher during 1999, carrying most U.S. stock market indexes along with them. The overall market gained more than 20% for an unprecedented fifth consecutive year.

     All five Vanguard mid-and small-capitalization index funds actually managed to beat the returns of their target indexes. All provided positive returns, although these returns diverged widely, reflecting the market's lopsided focus on growth-oriented technology companies. Returns ranged from a high of 36.2% for the Extended Market Index Fund to a low of 3.3% for the Small-Cap Value Index Fund.

     The table at right presents the 12-month total returns (capital change plus reinvested dividends) for the funds and their unmanaged benchmark indexes, as well as for four funds' Institutional shares. Each fund's return is based on the change in its net asset value during the year, adjusted for income dividends and capital gains distributions. Those per-share figures appear in the table that follows this letter.

-----------------------------------------------------------
                                       TOTAL RETURNS
                                         YEAR ENDED
                                     DECEMBER 31, 1999
-----------------------------------------------------------
EXTENDED MARKET INDEX FUND                   36.2%
Wilshire 4500 Index                          35.4
-----------------------------------------------------------
MID-CAP INDEX FUND                           15.3%
S&P MidCap 400 Index                         14.7
-----------------------------------------------------------
SMALL-CAP INDEX FUND                         23.1%
Russell 2000 Index                           21.3
-----------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND                  19.8%
S&P SmallCap 600/BARRA Growth Index          19.6
-----------------------------------------------------------
SMALL-CAP VALUE INDEX FUND                    3.3%
S&P SmallCap 600/BARRA Value Index            3.0

-----------------------------------------------------------

INSTITUTIONAL SHARES
-----------------------------------------------------------
EXTENDED MARKET INDEX FUND                   36.4%
Wilshire 4500 Index                          35.4
-----------------------------------------------------------
MID-CAP INDEX FUND                           15.4%
S&P MidCap 400 Index                         14.7
-----------------------------------------------------------
SMALL-CAP INDEX FUND                         23.3%
Russell 2000 Index                           21.3
-----------------------------------------------------------
SMALL-CAP VALUE INDEX FUND*                   2.8%
S&P SmallCap 600/BARRA Value Index            2.7
-----------------------------------------------------------

*Since inception: December 7, 1999.



FINANCIAL MARKETS IN REVIEW

The U.S. economy continued its remarkable growth in 1999. As 2000 begins, the nation is on the verge of the longest-running expansion in U.S. history. Inflation-adjusted economic output rose about 4% during the year, and unemployment was at a 30-year low of 4.1% of the workforce at year-end. Overseas economies also picked up steam, and yet inflation did not get out of hand. A significant rise in energy prices did help push up consumer prices by 2.7% during the year. However, the "core" rate of inflation, which excludes the volatile energy and food sectors, rose just 1.9%--the smallest annual increase since 1965.

     Nonetheless, fears of higher inflation were reflected in a steady rise in interest rates during 1999. The yield of the 30-year U.S. Treasury bond ended the year at 6.48%, up 138 basis points (1.38 percentage points) from its starting point on December 31, 1998. The Federal Reserve Board encouraged the uptrend, raising its target for short-term interest rates three times by a total of 75 basis points in an attempt to slow the economy. Of course, rising rates cause bond prices to fall. Interest rates rose across all maturities in

1999, and the U.S. bond market suffered its worst year since 1994. The Lehman Brothers Aggregate Bond Index, a broad measure of the bond market, had a -0.8% return.

     As noted, the white-hot technology sector propelled the U.S. stock market to its fifth straight annual gain of more than 20%. This performance was a bit of a comeback story. Stocks got off to a strong start during the first four months of 1999, but struggled in the face of higher interest rates through most of the summer and into the fall. Through September, the Wilshire 5000 Total Market Index returned 4.6%. But tech stocks led the market on an upward tear in the fourth quarter, bringing the Wilshire 5000's full-year return to a remarkable 23.8%. The large-cap-dominated Standard & Poor's 500 Index, which accounts for more than 75% of the overall market's value, returned 21.0% in 1999. Small-cap stocks, as measured by the Russell 2000 Index, returned 21.3%--a fine showing for a market segment that had badly lagged large-cap stocks in the five previous years.

     The rise of the major indexes suggests a broad advance for the market, but in truth it was a year of "haves" and "have nots"--a huge number of stocks did not join in the market's ascent. Fully 60% of those listed on the New York Stock Exchange actually declined in price in 1999, and so did 48% of the stocks listed on the Nasdaq market. (In fact, 36% of NYSE stocks and 31% of Nasdaq issues fell by more than 20%.) Many of the decliners were value stocks--issues whose prices are relatively low in comparison with such fundamentals as earnings, dividends, and book value.

     As the year's leading "have," the technology sector was largely responsible for the big gains posted by growth indexes. The average investment in tech stocks--as measured by the sector's return in the all-market Wilshire 5000 Index--surged 78%. But tech stocks are scarce in value indexes, which explains why returns for these benchmarks lagged the broad market averages and were way behind returns for the growth indexes.

1999 PERFORMANCE OVERVIEW

As noted, all five of Vanguard's mid- and small-cap index funds outpaced their target indexes during 1999--a remarkable feat given that the indexes themselves exist only on paper and incur no operating and transaction costs. However, as shown in the adjacent table, all five of our funds trailed the average returns from peer groups of mutual funds. There are straightforward explanations for these anomalies, however, and overall our funds acquitted themselves very well in 1999.

     This year, our small- and mid-cap index funds provided returns that were 20 to 180 basis points (0.2 to 1.8 percentage points) higher than their bogeys. This unusual result is owing to skilled management by Vanguard's Core Management Group, which manages some $225 billion in indexed and quantitatively driven stock portfolios. Our funds benefited both from the group's adroit execution of trades and from Vanguard's position as a large participant in the markets, which helps us to get excellent terms from market-makers

--------------------------------------------------------------------------------
                                        TOTAL RETURNS
                                YEAR ENDED DECEMBER 31, 1999
                         -------------------------------------------------------
                          VANGUARD        AVERAGE
                            INDEX        COMPARABLE
                            FUND            FUND*       DIFFERENCE
--------------------------------------------------------------------------------
Extended Market           36.2%          38.3%            -2.1%
Mid-Cap                   15.3           38.3            -23.0
Small-Cap                 23.1           28.4             -5.3
Small-Cap Growth          19.8           62.6            -42.8
Small-Cap Value            3.3            6.3             -3.0
--------------------------------------------------------------------------------

* Figures for the average comparable funds are derived from data provided by Lipper Inc. The fund groups are: for the Extended Market and Mid-Cap Index Funds, mid-cap core funds; for the Small-Cap Index Fund, small-cap core funds; for the Small-Cap Growth Index Fund, small-cap growth funds; for the Small-Cap Value Index Fund, small-cap value funds.

and brokerage firms. Although we're quite pleased to have beaten our benchmarks during 1999, we stress that this is unusual. Over the long term, we expect to slightly lag the returns of the indexes, since we incur costs that they do not. There is no magic to indexing--the idea is to keep operating and transaction costs to a minimum so that our shareholders get as close to the market return as possible.

     Compared with averages for peer groups, our mid- and small-cap funds delivered subpar results in 1999. The Extended Market, Small-Cap Value, and Small-Cap Index Funds trailed their peers by 2.1, 3.0, and 5.3 percentage points, respectively. The Mid-Cap and Small-Cap Growth Index Funds, however, were far behind their competitors--by 23.0 and 42.8 percentage points, respectively. These performance gaps stemmed, we believe, from a couple of factors. First, many of our actively managed competitors held technology positions that were far larger than those of the indexes, and thus, our funds. Also, a number of funds profited greatly during the year from participating in initial public offerings. Funds that were able to buy shares in "hot" IPOs at the offering price profited, in many cases, by quickly selling shares at significant gains to eager buyers.

     For our index funds, by contrast, exposure to tech stocks is limited to the exposure of their target indexes. IPOs were off-limits for the Mid-Cap, Small-Cap, Small-Cap Growth, and Small-Cap Value funds, whose indexes do not quickly add newly public companies. Three of those funds track indexes created by Standard & Poor's Corporation, which does not add a stock to an index until the issuing company has three years of operating results. The Small-Cap Index Fund tracks the Russell 2000 Index, which is updated annually by its sponsor, Frank Russell Company. The Extended Market Index Fund tracks the Wilshire 4500 Completion Index, created by Wilshire Associates. Wilshire adds new issues to the index, but with a lag. In 1999, at least 15 of the Wilshire 4500's new entrants--including VerticalNet and Red Hat--had gains well in excess of 100%. However, many of these stellar gains were recorded on the IPOs' first trading days--before they were added to the index.

     One other point about the performance of our mid- and small-cap index funds is worth mentioning. The Extended Market Index Fund, which attempts to match the average performance of all mid- and small-cap stocks, delivered a gain of 36.2%. This was well above the returns of our four funds tracking various slices of the mid- and small-cap universe. The reason for this is that the Wilshire 4500 Index includes more than 6,500 stocks--more than twice the number in the four other benchmarks combined. As a result, our Extended Market Index Fund reflects many stocks not represented in the Mid-Cap, Small-Cap, Small-Cap Growth, and Small-Cap Value Index Funds. The five indexes we track do have some overlap, but their holdings are far from identical. These differences can cause wide performance gaps over short periods, although we would expect long-term returns from these discrete segments of the stock market to be similar.

LONG-TERM PERFORMANCE OVERVIEW

The table on page 4 presents longer-term annualized returns for our funds, their average peer mutual funds, and their benchmark indexes. For the Extended Market and Small-Cap Index Funds, the table covers the past decade. For the Mid-Cap, Small-Cap Growth, and Small-Cap Value Index Funds, it shows results since the funds' inception on May 21, 1998. (It should go without saying that 19 months hardly constitutes a "long term" when it comes to investing.) Finally, the table shows the value of hypothetical $10,000 investments made either ten years ago or at inception in each fund and its comparative standards.

     As you can see, our funds have done a good job of tracking their unmanaged target indexes. The Small-Cap Index Fund has managed to top its bogey, the Russell 2000 Index, by an annual average of 0.8 percentage point, and to match the average return for small-cap core mutual funds. The Extended Market Index Fund outpaced the Wilshire 4500 Index by an average of 0.1 percentage point annually but trailed the average mid-cap core fund during the 1990s by an average of 1.3 percentage points per year.


--------------------------------------------------------------------------------
                                              TOTAL RETURNS
                                             TEN YEARS ENDED
                                           DECEMBER 31, 1999*
--------------------------------------------------------------------------------
                                    AVERAGE       FINAL VALUE OF
                                     ANNUAL          A $10,000
                                     RETURN      INITIAL INVESTMENT
--------------------------------------------------------------------------------
EXTENDED MARKET INDEX FUND          16.3%              $45,394
Average Mid-Cap Core Fund           17.6                50,588
Wilshire 4500 Index                 16.2                44,721
--------------------------------------------------------------------------------
MID-CAP INDEX FUND                  14.9%              $12,518
Average Mid-Cap Core Fund           21.1                13,623
S&P MidCap 400 Index                14.1                12,375
--------------------------------------------------------------------------------
SMALL-CAP INDEX FUND                14.2%              $37,718
Average Small-Cap Core Fund         14.2                37,661
Russell 2000 Index                  13.4                35,159
--------------------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND          8.5%              $11,409
Average Small-Cap Growth Fund       31.8                15,622
S&P SmallCap 600/
  BARRA Growth Index                 8.2                11,363
--------------------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND          -6.0%               $9,046
Average Small-Cap Value Fund        -6.1                 9,029
S&P SmallCap 600/
  BARRA Value Index                 -6.7                 8,936
--------------------------------------------------------------------------------

*For the Mid-Cap, Small-Cap Growth, and Small-Cap Value Index Funds, the returns are annualized since May 21, 1998, the funds' inception date.

     As noted, the essence of indexing as an investment strategy is to hold operating and transaction costs to a minimum so the funds can garner nearly all of the market's return. We believe this is a sound long-term strategy because, while some mutual funds will outperform indexes over any given period, it is extremely difficult (some would say impossible) to identify those "winning" funds in advance.

     In the unpredictable world of investing, low-cost index funds offer investors an element of predictability, namely, that the fund's return should be very close to the return for the market segment it tracks. The market return, of course, is itself unpredictable and highly variable--up sharply in some years and down sharply in others. One other relatively predictable element of investing is cost--high-cost funds tend to stay high-cost from year to year. At Vanguard, of course, low costs are a recurring feature. The expense ratio (annual operating expenses as a percentage of average net assets) of each of the mid- and small-cap index funds was 0.25% ($2.50 per $1,000 in assets) in 1999, a small fraction of the expenses charged by their average peer funds. The average expense ratios for competitors ranged from 1.39% ($13.90 per $1,000) for the average small-cap core fund to 1.63% ($16.30 per $1,000) for the average small-cap growth fund. In practice, our advantage means that for competing funds to match or exceed our net returns, they must earn a higher gross return--perhaps by taking greater risks--to offset their higher costs.

     It is important to recognize that the past decade's returns for the stock market and for our Extended Market and Small-Cap Index Funds were unusually generous compared with long-term norms. The U.S. stock market, as measured by the Wilshire 5000 Index, produced an average annual return of 17.6% during the 1990s, more than 11/2 times the average return of about 11% achieved by stocks since 1925.

     In part, the big returns of the past decade reflect the underlying growth in the economy and in corporate profits. But another part of the gains can be traced to growing optimism about stocks and less fear of their risks. These changes in perception are reflected in the extraordinary rise in the market's average price/earnings ratio--from about 16 as the decade of the 1990s began to an unprecedented 33 when it ended. No one knows when investors' perceptions will turn toward pessimism. But we note that the moods of markets, like the moods of the millions of individuals who make up the markets, can shift dramatically.

     In constructing long-term plans, it is prudent to recognize that financial markets will go through bad times as well as good times and to adopt realistic assumptions about future returns. We don't believe it is realistic to expect the next decade to be as rewarding as the past one. This isn't a forecast of doom. If inflation remains in the neighborhood of 3% annually, it would take stock returns of only 8% to 9% a year to provide decent real, or inflation-adjusted, returns of 5% to 6%.

IN SUMMARY

As we enter a new century, the temptation for investors to chase hot performance may be stronger than ever. But building an investment program around a relatively narrow group of stocks that have recently skyrocketed is a dangerous--and unnecessary--gamble. The financial markets are ever cyclical. Stocks of all styles and sizes--as well as entire asset classes--move in and out of favor in unpredictable patterns. That is why we recommend that investors hold balanced, diversified portfolios of stock funds, bond funds, and short-term reserves that are suited to their individual goals, investment time horizon, and temperament for risk-taking. Such balanced portfolios are a solid foundation for long-term investment success.

/s/JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

January 20, 2000

 A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

FUND STATISTICS

---------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                          DISTRIBUTIONS FROM            DIVIDENDS PER
                                        NET ASSET VALUE PER SHARE            NET REALIZED              SHARE FROM NET
VANGUARD INDEX FUND                   DEC. 31, 1998    DEC. 31, 1999        CAPITAL GAINS            INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------
Extended Market                         $30.63            $37.07               $3.640                     $0.318
Mid-Cap                                  10.79             11.30                0.935                      0.076
Small-Cap                                21.20             23.60                2.080                      0.267
Small-Cap Growth                          9.53             11.38                   --                      0.035
Small-Cap Value                           8.74              8.45                0.495                      0.070

---------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES

---------------------------------------------------------------------------------------------------------------------------
Extended Market                         $30.63            $37.09               $3.640                     $0.364
Mid-Cap                                  10.79             11.30                0.935                      0.086
Small-Cap                                21.20             23.61                2.080                      0.296
Small-Cap Value                           8.74*             8.45                0.455                      0.070
---------------------------------------------------------------------------------------------------------------------------

*Net asset value as of inception, December 7, 1999.

A REPORT ON YOUR FUNDS' AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the after-tax performance of our Mid- and Small-Cap Index Funds. The figures in this report demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own a fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

     - The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

     - The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.)

-----------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                              PERIODS ENDED DECEMBER 31, 1999
                              ----------------------------------------------------------
                                     1 YEAR             5 YEARS*        10 YEARS
                              ----------------------------------------------------------
                               PRETAX  AFTER-TAX  PRETAX  AFTER-TAX  PRETAX   AFTER-TAX

-----------------------------------------------------------------------------------------
Extended Market Index Fund      36.2%    32.6%     24.1%     21.6%     16.3%      14.6%
  Institutional Shares          36.4     32.7      22.5      19.3       --        --
Average Mid-Cap
  Blend Fund**                  17.1     14.7      19.2      16.5      14.0       11.5
-----------------------------------------------------------------------------------------
Mid-Cap Index Fund              15.3%    11.3%     14.9%     12.2%      --        --
  Institutional Shares          15.4     11.4      15.0      12.3       --        --
Average Mid-Cap
  Blend Fund**                  17.1     14.7       --       --         --        --
-----------------------------------------------------------------------------------------
Small-Cap Index Fund            23.1%    20.3%     17.8%     15.6%     14.2%      12.4%
  Institutional Shares          23.3     20.5      12.5       9.8       --        --
Average Small Blend Fund**      22.2     20.5      16.9      14.3      12.4       10.1
-----------------------------------------------------------------------------------------
Small-Cap Growth Index Fund     19.8%    19.6%      8.5%      8.3%      --        --
Average Small Growth Fund**     65.8     62.5       --        --        --        --
-----------------------------------------------------------------------------------------
Small-Cap Value Index Fund       3.3%     0.9%     -6.0%     -7.6%      --        --
Average Small Value Fund**       4.9      3.9       --        --        --        --
-----------------------------------------------------------------------------------------

  *For Vanguard Mid-Cap, Mid-Cap Institutional Shares, Small-Cap Growth, and
   Small-Cap Value Index Funds, returns are annualized since inception on May 21, 1998; for Extended Market Institutional Shares and Small-Cap Index Fund Institutional Shares, inception is July 7, 1997.

 **Based on data from Morningstar, Inc.

     As you can see, the tax efficiency of the mid- and small-cap index funds varied considerably during 1999. For example, the Extended Market Index Fund's pretax total return of 36.2% for the 12 months ended December 31, 1999, was reduced by taxes to 32.6%. In other words, for investors in the highest bracket, taxes cut the fund's pretax return by 3.6 percentage points. The after-tax return for our Small-Cap Growth Index Fund was only 0.2 percentage point lower than its 19.8% pretax return. Over the full decade ended December 31, 1999, the Extended Market and Small-Cap Index Funds delivered higher average annual returns--both before and after taxes--than their average peers.

     We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pretax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. Total returns do not reflect any transaction fees. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1999

A global expansion in economic activity bolstered stocks at home and abroad during 1999. the muscular u.s. economy provided a good bit of the oomph, but it got an assist from solid growth in Asian, European, and Latin american economies that had slumped in 1997 and 1998.

     Interest rates increased significantly--causing bond prices to fall--as both investors and monetary policymakers grew concerned that economic growth was so vigorous that it would cause inflation to accelerate.

U.S. STOCK MARKETS

The booming economy and growing corporate profits provided plenty of fuel for stock prices during 1999. However, higher interest rates restrained the rise, especially for financial-services and electric utility stocks regarded as interest rate sensitive.

     U.S. economic output increased at an inflation-adjusted rate of about
4%--a very rapid pace for such a large, mature economy. Analysts estimated that corporate profits would grow by 14% in 1999 and again in 2000. Consumer spending, which accounts for roughly two-thirds of economic activity, was strong. People felt prosperous, thanks to the long bull market, plentiful jobs, and rising incomes. (After-tax personal income grew by more than 5% in 1999, and unemployment at year-end was at a three-decade low of 4.1% of the workforce.)

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURNS
                                               PERIODS ENDED DECEMBER 31, 1999
                                           -------------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             21.0%        27.6%       28.6%
   Russell 2000 Index                        21.3         13.1        16.7
   Wilshire 5000 Index                       23.8         26.1        27.1
   MSCI EAFE Index                           27.3         16.1        13.2
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index              - 0.8%         5.7%        7.7%
   Lehman 10 Year Municipal Bond Index       -1.3          4.8         7.1
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                4.7          5.0         5.2
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       2.7%         2.0%        2.4%
--------------------------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Index, gained 23.8%, with more than three-quarters of the gain coming in the final quarter of 1999. For the first time in several years, smaller stocks outpaced large-capitalization issues. The S&P 500 Index, which is dominated by large-cap stocks and accounts for more than three-quarters of the U.S. stock market's total value, gained 21.0% during the year; the rest of the market gained 35.4%.

     Hidden in the market averages was an amazing divergence in stock performance. Prices soared for most technology-related stocks, but performance was pedestrian, at best, for most other issues. Indeed, three-fifths of stocks on the New York Stock Exchange fell in 1999. The technology sector of the S&P 500 Index gained 74%, and the producer-durables sector, driven by huge gains for some makers of telecommunications and technology gear, was up 49%. These results were in stark contrast to the declines suffered by food and beverage companies in the consumer-staples sector (-16%) and by many companies in the health-care group (-10%).

     Investors seemed bedazzled by the prospects for growth in revenue and profits among tech stocks, but less interested in the actual profits for nontech companies. Remarkably, the average S&P 500 stock without earnings gained 36.5% in 1999, while the average stock with earnings rose 11.5%. There is general agreement that growth in Internet commerce, computers, software, wireless communications, and other key tech sectors will be stupendous. However, there is much disagreement about whether profits will grow so impressively, given the intense competition. During 1999, optimists clearly ruled.

U.S. BOND MARKETS

The pickup in worldwide economic activity buoyed stock prices but depressed bond prices. Interest rates, which move in the opposite direction from bond prices, rose sharply. The rate increase stemmed from increased borrowing by corporations and individuals and from investors' fears that a sizzling economy was bound to send inflation soaring.

     The inflation evidence was ambiguous. Price increases were greater in 1999 than in 1998 at both the wholesale and consumer levels. Wholesale prices rose 3.0%, the biggest gain since 1990. And the Consumer Price Index advanced 2.7% in 1999 after a gain of just 1.6% in 1998. However, energy prices, which plunged in 1998 and shot up in 1999, skewed the figures in both periods. At the consumer level, the "core rate" of inflation, which excludes food and energy prices, was up just 1.9% in 1999, the smallest increase in 35 years.

     At midyear, the Federal Reserve Board, aiming to cool the economy a bit to head off price pressures, began raising short-term interest rates. In all, the Fed pushed up rates by 0.75 percentage point in three quarter-point steps. The bond market anticipated the Fed--interest rates began rising sharply in February--and at year-end the yield of 30-year U.S. Treasury bonds was up 1.38 percentage points (138 basis points) to 6.48%. The 10-year Treasury note--a benchmark for mortgage lenders--rose 179 basis points, from 4.65% to 6.44%. Short-term rates didn't rise as far; 3-month Treasury bill yields were up 88 basis points to 5.33% at year-end.

     Price declines, as usual, were greatest for long-term bonds and least for short-term bonds. The overall market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, posted a -0.8% total return in 1999. Short-term bonds generally provided returns of 2% to 3%. Long-term bonds suffered significant price declines, and the Lehman Long Government/Corporate Index recorded a -7.7% total return.

INTERNATIONAL STOCK MARKETS

Bullishness among stock investors was an international phenomenon in 1999. The biggestgains came in Pacific-region and emerging markets that had suffered most from economic slumps and currency crises during 1997 and 1998.

     Overall, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index of major developed markets produced a 27.3% return for U.S. dollar-based investors. The MSCI Pacific Free Index gained an astounding 56.4% for U.S. investors, as a strong rise in the Japanese yen against the U.S. dollar tacked on about 12.5 percentage points to a 43.9% return in local currencies. In Europe, currency fluctuations had the opposite effect: European currencies, including the new 11-nation common currency, the euro, mostly fell against the dollar, and the 30.3% return in local currencies was nearly halved to 15.8% in U.S. dollars.

     Emerging markets managed a stunning turnaround, as the Select Emerging Markets Free Index rose 60.9% in U.S.-dollar terms after having plummeted -18.4% in 1998 and -16.4% in 1997.

PERFORMANCE SUMMARY
EXTENDED MARKET INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 21, 1987-DECEMBER 31, 1999

---------------------------------------------------------
      EXTENDED MARKET INDEX FUND               WILSHIRE
                                                 4500
FISCAL     CAPITAL     INCOME        TOTAL       TOTAL
YEAR       RETURN      RETURN       RETURN      RETURN
---------------------------------------------------------
1987        -0.1%       0.0%         -0.1%         0.5%
1988        17.7        2.0          19.7         20.5
1989        22.1        2.0          24.1         23.9
1990       -16.4        2.4         -14.0        -13.6
1991        39.6        2.2          41.8         43.5
1992        10.9        1.6          12.5         11.9
1993        13.2        1.3          14.5         14.6
1994        -3.2        1.4          -1.8         -2.7
1995        32.2        1.6          33.8         33.5
1996        16.2        1.4          17.6         17.2
1997        25.3        1.4          26.7         25.7
1998        7.0         1.3           8.3          8.6
1999        35.1        1.1          36.2         35.4

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

                                    [GRAPH]

CUMULATIVE PERFORMANCE: DECEMBER 31, 1989-DECEMBER 31, 1999

                 Extended     Average Mid-   Wilshire
                 Market Index Cap Core       4500
                 Fund         Fund           Index
1989    12         9975         10000         10000
1990    03         9516          9903          9535
1990    06         9819         10838          9849
1990    09         7966          8500          8053
1990    12         8574          9219          8644
1991    03        10344         11566         10435
1991    06        10277         11411         10385
1991    09        11144         12678         11324
1991    12        12162         13965         12400
1992    03        12346         14085         12560
1992    06        11913         12934         12048
1992    09        12261         13527         12407
1992    12        13678         15581         13872
1993    03        14230         15866         14431
1993    06        14420         16273         14653
1993    09        15429         17689         15723
1993    12        15660         18275         15893
1994    03        15169         17666         15317
1994    06        14764         16917         14847
1994    09        15738         18339         15867
1994    12        15384         18048         15470
1995    03        16522         19174         16641
1995    06        18009         21105         18062
1995    09        20086         23433         20101
1995    12        20583         23513         20650
1996    03        21852         24618         21870
1996    06        22735         26007         22867
1996    09        23324         26686         23355
1996    12        24216         27677         24198
1997    03        23373         26014         23173
1997    06        27050         30017         26753
1997    09        31130         34774         30854
1997    12        30688         33683         30413
1998    03        34222         37475         33946
1998    06        33476         36609         33277
1998    09        27216         29607         27135
1998    12        33241         36586         33037
1999    03        33015         35695         32999
1999    06        37125         40094         36781
1999    09        34955         38720         34445
1999    12        45280         50588         44721


                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                              PERIODS ENDED DECEMBER 31, 1999
                                                            -----------------------------------          FINAL VALUE OF A
                                                             1 YEAR       5 YEARS     10 YEARS          $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------------
         Extended Market Index Fund*                           35.88%       24.04%       16.30%               $45,280
         Average Mid-Cap Core Fund**                           38.27        22.89        17.60                50,588
         Wilshire 4500 Index                                   35.37        23.65        16.16                44,721
---------------------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.25% transaction fee on purchases.
  The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999

---------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                               ----------------------------------
                                                   DATE         1 YEAR      5 YEARS       CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
Extended Market Index Fund*                      12/21/1987     35.88%      24.04%        14.66%        1.64%      16.30%
---------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.25% transaction fee on purchases.
 The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
EXTENDED MARKET INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: JULY 7, 1997-DECEMBER 31, 1999

----------------------------------------------------------
      EXTENDED MARKET INDEX FUND                  WILSHIRE
         INSTITUTIONAL SHARES                       4500
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1997         10.5%        1.3%        11.8%         12.0%
1998          7.0         1.5          8.5           8.6
1999         35.1         1.3         36.4          35.4


See Financial Highlights table on page 32 for dividend and capital gains information since the fund's inception.

                                   [GRAPH]

CUMULATIVE PERFORMANCE: JULY 7, 1997-DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         EXTENDED                 AVERAGE MID-             WILSHIRE
                         MARKET INDEX FUND        CAP CORE                 4500
                         INSTITUTIONAL SHARES     FUND                     INDEX
7/7/97                   9975000                  10000000                 10000000
1997 09                  11310451                 11300149                 11366988
1997 12                  11154151                 10880830                 11204721
1998 03                  12442048                 12181089                 12506179
1998 06                  12174595                 11948240                 12259673
1998 09                   9903079                  9620947                  9996908
1998 12                  12097201                 11818758                 12171448
1999 03                  12018903                 11602488                 12157391
1999 06                  13518655                 13085712                 13550627
1999 09                  12733270                 12582274                 12690250
1999 12                  16506327                 16341796                 16476119


                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                              PERIODS ENDED DECEMBER 31, 1999
                                                              --------------------------------        FINAL VALUE OF A
                                                              1 YEAR           SINCE INCEPTION     $10,000,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         Extended Market Index Fund Institutional Shares*      36.11%               22.35%                 $16,506,327
         Average Mid-Cap Core Fund**                           38.27                21.85                  16,341,796
         Wilshire 4500 Index                                   35.37                22.26                  16,476,119
-------------------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.25% transaction fee on purchases.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                                  SINCE INCEPTION
                                                              INCEPTION                 ---------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL

-------------------------------------------------------------------------------------------------------------------------
Extended Market Index Fund Institutional Shares*              7/7/1997      36.11%        20.64%        1.71%      22.35%
-------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.25% transaction fee on purchases.

PERFORMANCE SUMMARY
MID-CAP INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 21, 1998-DECEMBER 31, 1999

-----------------------------------------------------------
               MID-CAP INDEX FUND                     S&P*
FISCAL        CAPITAL     INCOME       TOTAL         TOTAL
YEAR          RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1998           8.0%        0.6%        8.6%          7.9%
1999          14.6         0.7        15.3          14.7
-----------------------------------------------------------

*S&P MidCap 400 Index.

See Financial Highlights table on page 32 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MAY 21, 1998-DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             Average Mid-        S&P MidCap
                         Mid-Cap             Cap Core            400 Index
                         Index Fund          Fund
5/21/98                  10000               10000               10000
1998 06                   9851                9965                9838
1998 09                   8435                8030                8415
1998 12                  10852                9853               10787
1999 03                  10172                9702               10098
1999 06                  11622               10909               11528
1999 09                  10667               10502               10560
1999 12                  12518               13623               12375


                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                              PERIODS ENDED DECEMBER 31, 1999
                                                             ----------------------------------       FINAL VALUE OF A
                                                              1 YEAR           SINCE INCEPTION       $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------------------
         Mid-Cap Index Fund*                                  15.32%              14.93%                   $12,518
         Average Mid-Cap Core Fund**                          38.27               21.12                     13,623
         S&P MidCap 400 Index                                 14.72               14.12                     12,375
-----------------------------------------------------------------------------------------------------------------------

 *The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------------------
                                                               INCEPTION                         SINCE INCEPTION
                                                                                       ----------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Index Fund*                                           5/21/1998     15.32%        14.10%        0.83%      14.93%
--------------------------------------------------------------------------------------------------------------------------

 *The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
MID-CAP INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 21, 1998-DECEMBER 31, 1999

------------------------------------------------------------
                MID-CAP INDEX FUND
               INSTITUTIONAL SHARES                  S&P*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1998          8.0%        0.6%         8.6%          7.9%
1999         14.6         0.8         15.4          14.7
------------------------------------------------------------

*S&P MidCap 400 Index.

See Financial Highlights table on page 33 for dividend and capital gains information since the fund's inception.

                                   [GRAPH]


   CUMULATIVE PERFORMANCE: MAY 21, 1998-DECEMBER 31, 1999
--------------------------------------------------------------------------------

                    Mid-Cap                    Average Mid-     S&P MidCap
                    Index Fund                 Cap Core         400 Index
                    Institutional Shares       Fund
5/21/98             10000000                    10000000        10000000
1998 06              9850598                     9965358         9837687
1998 09              8446215                     8030256         8414517
1998 12             10861297                     9852552        10786696
1999 03             10181118                     9701808        10098447
1999 06             11644654                    10908732        11528142
1999 09             10690174                    10501969        10560011
1999 12             12535225                    13623124        12374874



                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                               PERIODS ENDED DECEMBER 31, 1999
                                                              ----------------------------------         FINAL VALUE OF A
                                                               1 YEAR           SINCE INCEPTION       $10,000,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------------------
         Mid-Cap Index Fund Institutional Shares               15.41%              15.03%                 $12,535,225
         Average Mid-Cap Core Fund*                            38.27               21.12                   13,623,124
         S&P MidCap 400 Index                                  14.72               14.12                   12,374,874
----------------------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                              INCEPTION                -------------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Index Fund Institutional Shares                        5/21/1998    15.41%        14.10%        0.93%      15.03%
----------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
SMALL-CAP INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1979-DECEMBER 31, 1999

-------------------------------------------------------------
        SMALL-CAP INDEX FUND                       RUSSELL
                                                    2000
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1980         42.9%       1.1%         44.0%         38.6%
1981         -2.9        0.0          -2.9           2.0
1982         43.5        2.9          46.4          24.9
1983         18.2        0.0          18.2          29.1
1984        -25.2        0.0         -25.2          -7.3
1985         21.5        1.5          23.0          31.1
1986          0.2        0.0           0.2           5.7
1987         -7.0        0.0          -7.0          -8.8
1988         24.0        0.6          24.6          24.9
1989          9.4        1.1          10.5          16.2
1990        -19.8        1.7         -18.1         -19.5
1991         43.0        2.3          45.3          46.1
1992         16.7        1.5          18.2          18.4
1993         17.4        1.3          18.7          18.9
1994         -1.9        1.4          -0.5          -1.8
1995         27.2        1.5          28.7          28.4
1996         16.6        1.5          18.1          16.5
1997         23.2        1.4          24.6          22.4
1998         -4.0        1.4          -2.6          -2.5
1999         21.8        1.3          23.1          21.3
-------------------------------------------------------------

See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.

                                   [GRAPH]

CUMULATIVE PERFORMANCE: DECEMBER 31, 1989-DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                       Average
                    Small-Cap          Small-Cap         Russell 2000
                    Index Fund         Core Fund         Index
1989 12              9950              10000             10000
1990 03              9752               9738              9779
1990 06             10112              10142             10156
1990 09              7685               8197              7664
1990 12              8146               8537              8049
1991 03             10532              10375             10443
1991 06             10346              10312             10281
1991 09             11213              11022             11119
1991 12             11833              11678             11756
1992 03             12775              12227             12638
1992 06             11930              11583             11776
1992 09             12260              11756             12113
1992 12             13987              13428             13921
1993 03             14683              14008             14516
1993 06             14912              14252             14832
1993 09             16135              15016             16129
1993 12             16603              15424             16552
1994 03             16275              15242             16113
1994 06             15724              14685             15486
1994 09             16826              15504             16561
1994 12             16519              15342             16251
1995 03             17313              16515             17000
1995 06             18922              18039             18594
1995 09             20806              19817             20430
1995 12             21267              20158             20873
1996 03             22445              21605             21938
1996 06             23700              23313             23035
1996 09             23850              23308             23113
1996 12             25120              24131             24316
1997 03             23870              23279             23058
1997 06             28006              27715             26796
1997 09             32379              31853             30784
1997 12             31297              30431             29753
1998 03             34474              34300             32745
1998 06             32737              32809             31218
1998 09             26144              24992             24929
1998 12             30479              29324             28995
1999 03             28770              27505             27422
1999 06             33701              33268             31687
1999 09             31656              31230             29683
1999 12             37530              37661             35159



                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                               PERIODS ENDED DECEMBER 31, 1999
                                                             -----------------------------------         FINAL VALUE OF A
                                                              1 YEAR       5 YEARS     10 YEARS         $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
         Small-Cap Index Fund*                                 22.52%       17.72%       14.14%              $37,530
         Average Small-Cap Core Fund**                         28.43        19.67        14.18                37,661
         Russell 2000 Index                                    21.26        16.69        13.40                35,159
--------------------------------------------------------------------------------------------------------------------------

* Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                              ---------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Fund*                            10/3/1960     22.52%       17.72%        12.61%        1.53%      14.14%
-------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY

SMALL-CAP INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JULY 7, 1997-DECEMBER 31, 1999
------------------------------------------------------------

            SMALL-CAP INDEX FUND                  RUSSELL
            INSTITUTIONAL SHARES                     2000
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
1997          10.1%       1.3%        11.4%         11.1%
1998          -4.0        1.5         -2.5          -2.5
1999          21.8        1.5         23.3          21.3

See Financial Highlights table on page 34 for dividend and capital gains information since the fund's inception.

                                   [GRAPH]

CUMULATIVE PERFORMANCE: JULY 7, 1997-DECEMBER 31, 1999


               Small-Cap             Average
               Index Fund            Small-Cap       Russell 2000
               Institutional Shares  Core Fund       Index
7/7/97          9950000              10000000        10000000
1997 09        11467199              11648330        11496645
1997 12        11086068              11096623        11111590
1998 03        12211597              12333896        12229234
1998 06        11605480              11711376        11658986
1998 09         9270288               9139280         9310252
1998 12        10808753              10692706        10828605
1999 03        10207927               9890551        10241262
1999 06        11956388              11875335        11833996
1999 09        11236433              11420444        11085751
1999 12        13330343              13732642        13130483




----------------------------------------------------------------------------------------------------------------------------
                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                             PERIODS ENDED DECEMBER 31, 1999
                                                            ----------------------------------        FINAL VALUE OF A
                                                             1 YEAR           SINCE INCEPTION       $10,000,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------------------
         Small-Cap Index Fund Institutional Shares*            22.71%              12.26%                 $13,330,343
         Average Small-Cap Core Fund**                         28.43               13.62                   13,732,642
         Russell 2000 Index                                    21.26               11.58                   13,130,483
----------------------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                              INCEPTION               --------------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
----------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Fund Institutional Shares*                   7/7/1997       22.71%         10.50%       1.76%       12.26%
----------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases.

PERFORMANCE SUMMARY
SMALL-CAP GROWTH INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 21, 1998-DECEMBER 31, 1999

-----------------------------------------------------------------
                 SMALL-CAP GROWTH INDEX FUND             S&P*
FISCAL       CAPITAL        INCOME        TOTAL         TOTAL
YEAR         RETURN         RETURN       RETURN        RETURN
-----------------------------------------------------------------
1998          -5.1%          0.3%         -4.8%        -5.0%
1999          19.4%          0.4%         19.8%        19.6%
-----------------------------------------------------------------

*S&P SmallCap 600/BARRA Growth Index.

See Financial Highlights table on page 34 for dividend information since the fund's inception.

                                   [GRAPH]

CUMULATIVE PERFORMANCE: MAY 21, 1998-DECEMBER 31, 1999
----------------------------------------------------------

                                           S&P
               Small-Cap     Average       SmallCap
               Growth Index  Small-Cap     600/BARRA
               Fund          Growth Fund   Growth Index
5/21/98         9950         10000         10000
1998 06         9682          9914          9758
1998 09         7750          7667          7789
1998 12         9476          9606          9504
1999 03         8690          9305          8697
1999 06         9635         10755          9663
1999 09         9406         11023          9415
1999 12        11352         15622         11363




                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                  PERIODS ENDED DECEMBER 31, 1999
                                                                 ---------------------------------      FINAL VALUE OF A
                                                                  1 YEAR          SINCE INCEPTION      $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------------
         Small-Cap Growth Index Fund*                          19.20%               8.17%                    $11,352
         Average Small-Cap Growth Fund**                       62.63               31.84                      15,622
         S&P SmallCap 600/BARRA Growth Index                   19.57                8.24                      11,363
---------------------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases.
  The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                              INCEPTION                ------------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund*                                  5/21/1998     19.20%          7.74%       0.43%       8.17%
---------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
SMALL-CAP VALUE INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 21, 1998-DECEMBER 31, 1999

------------------------------------------------------------
              SMALL-CAP VALUE INDEX FUND            S&P*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1998          -13.0%      0.5%       -12.5%        -13.3%
1999            2.5%      0.8%         3.3%          3.0%
------------------------------------------------------------

*S&P SmallCap 600/BARRA Value Index.

See Financial Highlights table on page 35 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MAY 21, 1998-DECEMBER 31, 1999
--------------------------------------------------------------------------------
                Small-Cap      Average Small-Cap           S&P SmallCap 600/BARRA
            Value Index Fund      Value Fund                 Value Index
5/21/98         9950              10000                           10000
1998   06       9742               9605                            9790
1998   09       7663               7609                            7669
1998   12       8709               8492                            8673
1999   03       7882               7639                            7845
1999   06       9464               9035                            9406
1999   09       8763               8548                            8708
1999   12       9001               9029                            8936


                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED DECEMBER 31, 1999
                                                      --------------------------------          FINAL VALUE OF A
                                                      1 YEAR           SINCE INCEPTION        $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund*                            2.83%               -6.31%                  $9,001
Average Small-Cap Value Fund**                         6.33                -6.13                    9,029
S&P SmallCap 600/BARRA Value Index                     3.03                -6.73                    8,936
------------------------------------------------------------------------------------------------------------------

* Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**   Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
                                                              INCEPTION                   -----------------------------------
                                                                DATE        1 YEAR        CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund*                                   5/21/1998      2.83%         -7.15%       0.84%      -6.31%
-----------------------------------------------------------------------------------------------------------------------------

* Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
SMALL-CAP VALUE INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS:
DECEMBER 7, 1999-DECEMBER 31, 1999
-------------------------------------------------------------
               SMALL-CAP VALUE INDEX FUND
                  INSTITUTIONAL SHARES              S&P*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
PERIOD       RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
   1999       2.0%        0.8%        2.8%      2.7%
-------------------------------------------------------------



*S&P SmallCap 600/BARRA Value Index.

See Financial Highlights table on page 35 for dividend and capital gains information since the fund's inception.


TOTAL RETURN: PERIOD ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
                                                                          INCEPTION       ---------------------------------
                                                                             DATE         CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund Institutional Shares*                           12/7/1999       1.50%        0.81%       2.31%
---------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases.

FUND PROFILE
EXTENDED MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 21.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                                  EXTENDED        WILSHIRE
                                    MARKET            4500
-----------------------------------------------------------
Number of Stocks                     2,843            6,605
Median Market Cap                    $2.7B            $2.7B
Price/Earnings Ratio                 22.9x            22.9x
Price/Book Ratio                      3.7x             3.7x
Yield                                 0.8%             0.8%
Yield--Institutional Shares           1.0%             0.8%
Return on Equity                     14.1%            14.1%
Earnings Growth Rate                 19.0%            19.0%
Foreign Holdings                      0.0%             0.0%
Turnover Rate                          26%               --
Expense Ratio                        0.25%               --
Expense Ratio--
  Institutional Shares               0.10%               --
Cash Reserves                         0.0%               --


INVESTMENT FOCUS
---------------------------------------------------
STYLE                                       Blend
MARKET CAP                                  Medium


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------------------
Berkshire Hathaway Inc. Class A                   2.1%
Veritas Software Corp.                            0.9
JDS Uniphase Corp.                                0.9
CMGI Inc.                                         0.8
Qwest Communications International Inc.           0.8
Cox Communications, Inc. Class A                  0.7
Level 3 Communications, Inc.                      0.7
Amazon.com, Inc.                                  0.7
Sycamore Networks, Inc.                           0.6
VeriSign, Inc.                                    0.5
------------------------------------------------------
Top Ten                                           8.7%

VOLATILITY MEASURES
----------------------------------------------------------
                                  EXTENDED             S&P
                                    MARKET             500
----------------------------------------------------------
R-Squared                             0.75            1.00
Beta                                  1.10            1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998               DECEMBER 31, 1999
                                                              -----------------------------------------------------
                                                               EXTENDED               EXTENDED             WILSHIRE
                                                                MARKET                 MARKET                4500
                                                              -----------------------------------------------------
Auto & Transportation ..............................              3.3%                   2.1%                 2.1%
Consumer Discretionary .............................             19.2                   20.3                 20.3
Consumer Staples ...................................              2.9                    1.7                  1.7
Financial Services .................................             21.7                   14.6                 14.6
Health Care ........................................              9.3                    7.4                  7.4
Integrated Oils ....................................              0.3                    0.1                  0.1
Other Energy .......................................              2.4                    2.5                  2.5
Materials & Processing .............................              6.3                    4.0                  4.0
Producer Durables ..................................              5.8                    5.4                  5.4
Technology .........................................             14.8                   29.5                 29.5
Utilities ..........................................              8.7                    9.7                  9.7
Other ..............................................              5.3                    2.7                  2.7
-------------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FUND PROFILE
MID-CAP INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 21.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                                                       S&P
                                   MID-CAP      MIDCAP 400
-----------------------------------------------------------
Number of Stocks                       402             400
Median Market Cap                    $3.0B           $3.0B
Price/Earnings Ratio                 21.4x           21.4x
Price/Book Ratio                      3.1x            3.1x
Yield                                 0.9%            1.1%
Yield--Institutional Shares           1.0%            1.1%
Return on Equity                     17.5%           17.5%
Earnings Growth Rate                 20.7%           20.7%
Foreign Holdings                      0.0%            0.0%
Turnover Rate                          38%              --
Expense Ratio                        0.25%              --
Expense Ratio--
  Institutional Shares               0.12%              --
Cash Reserves                         0.2%              --


INVESTMENT FOCUS
-------------------------------------------------------------
STYLE                                     Blend
MARKETING CAP                             Medium


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------------
Veritas Software Corp.                            4.0%
Siebel Systems, Inc.                              1.8
Maxim Integrated Products, Inc.                   1.4
Biogen, Inc.                                      1.4
Intuit, Inc.                                      1.3
MedImmune Inc.                                    1.2
Linear Technology Corp.                           1.2
Univision Communications Inc.                     1.1
Altera Corp.                                      1.1
Harley-Davidson, Inc.                             1.0
-------------------------------------------------------------
Top Ten                                          15.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998               DECEMBER 31, 1999
                                                              ------------------------------------------------------------
                                                                                                            S&P MIDCAP
                                                                 MID-CAP               MID-CAP                 400
                                                              ------------------------------------------------------------
Auto & Transportation ...................................         4.2%                   3.2%                 3.2%
Consumer Discretionary ..................................        16.9                   16.7                 17.0
Consumer Staples ........................................         4.4                    3.6                  3.6
Financial Services ......................................        16.1                   15.2                 15.1
Health Care .............................................        11.4                   10.8                 10.8
Integrated Oils .........................................         0.4                    0.4                  0.3
Other Energy ............................................         3.4                    4.3                  4.6
Materials & Processing ..................................         7.2                    6.0                  6.0
Producer Durables .......................................         6.0                    3.7                  3.7
Technology ..............................................        13.5                   24.8                 24.4
Utilities ...............................................        14.0                   10.1                 10.1
Other ...................................................         2.5                    1.2                  1.2
--------------------------------------------------------------------------------------------------------------------------

FUND PROFILE
SMALL-CAP INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 21.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                                   RUSSELL
                                 SMALL-CAP            2000
--------------------------------------------------------------------------------
Number of Stocks                     1,768           1,857
Median Market Cap                    $0.9B           $0.9B
Price/Earnings Ratio                 18.8x           18.8x
Price/Book Ratio                      2.7x            2.7x
Yield                                 1.2%            1.3%
Yield--Institutional Shares           1.3%            1.3%
Return on Equity                     14.0%           14.0%
Earnings Growth Rate                 14.4%           14.5%
Foreign Holdings                      0.0%            0.0%
Turnover Rate                          42%              --
Expense Ratio                        0.25%              --
Expense Ratio--
  Institutional Shares               0.12%              --
Cash Reserves                         0.1%              --


INVESTMENT FOCUS
------------------------------------------------------------------
STYLE                                                Blend
MARKET CAP                                           Small


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------------------
BroadVision, Inc.                                 1.0%
MicroStrategy Inc.                                0.9
VerticalNet, Inc.                                 0.6
Millennium Pharmaceuticals, Inc.                  0.5
LAM Research Corp.                                0.5
Interdigital Communications Corp.                 0.4
Mercury Interactive Corp.                         0.4
IDEC Pharmaceuticals Corp.                        0.4
PE Corp.-Celera Genomics Group                    0.4
Omnipoint Corp.                                   0.4
------------------------------------------------------
Top Ten                                           5.5%


VOLATILITY MEASURES
----------------------------------------------------------
                                 SMALL-CAP         S&P 500
----------------------------------------------------------
R-Squared                             0.66            1.00
Beta                                  1.03            1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998               DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               RUSSELL
                                                                  SMALL-CAP             SMALL-CAP               2000
-------------------------------------------------------------------------------------------------------------------------
Auto & Transportation......................................       4.6%                     3.2%                  3.2%
Consumer Discretionary.....................................      17.8                     16.8                  16.8
Consumer Staples...........................................       2.9                      2.2                   2.2
Financial Services.........................................      22.9                     17.3                  17.5
Health Care................................................      10.3                      9.9                   9.8
Integrated Oils............................................       0.3                      0.0                   0.0
Other Energy...............................................       2.0                      2.6                   2.7
Materials & Processing.....................................       8.6                      8.3                   8.2
Producer Durables..........................................       6.6                      8.9                   9.0
Technology.................................................      14.8                     23.7                  23.5
Utilities..................................................       7.6                      6.1                   6.2
Other......................................................       1.6                      1.0                   0.9
-------------------------------------------------------------------------------------------------------------------------

FUND PROFILE
SMALL-CAP GROWTH INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 21.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                                       S&P
                                 SMALL-CAP       SMALL-CAP
                                    GROWTH             600
----------------------------------------------------------
Number of Stocks                       198             600
Median Market Cap                    $1.2B           $0.9B
Price/Earnings Ratio                 31.8x           19.9x
Price/Book Ratio                      6.9x            2.8x
Yield                                 0.2%            0.7%
Return on Equity                     18.5%           16.3%
Earnings Growth Rate                 22.4%           18.8%
Foreign Holdings                      0.0%            0.2%
Turnover Rate                          82%              --
Expense Ratio                        0.25%              --
Cash Reserves                         0.2%              --





INVESTMENT FOCUS
-------------------------------------------------------------------
STYLE                                                    Growth
MARKET CAP                                               Small


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------------------
IDEC Pharmaceuticals Corp.                        2.1%
Mercury Interactive Corp.                         2.1
Macromedia, Inc.                                  1.8
Whittman-Hart, Inc.                               1.5
RSA Security Inc.                                 1.5
Clarify, Inc.                                     1.5
HNC Software, Inc.                                1.3
C-Cube Microsystems, Inc.                         1.3
Valassis Communications, Inc.                     1.2
Micrel, Inc.                                      1.2
------------------------------------------------------
Top Ten                                          15.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998               DECEMBER 31, 1999
                                                              ---------------------------------------------------------------
                                                                  SMALL-CAP             SMALL-CAP           S&P SMALL-CAP
                                                                   GROWTH                GROWTH                  600
                                                              ---------------------------------------------------------------
Auto & Transportation ......................................         4.7%                  4.0%                 5.5%
Consumer Discretionary .....................................        18.7                  15.0                 17.9
Consumer Staples ...........................................         1.6                   1.0                  2.4
Financial Services .........................................        21.1                  10.0                 12.8
Health Care ................................................        17.8                  13.8                 11.1
Integrated Oils ............................................         0.2                   0.0                  0.0
Other Energy ...............................................         0.9                   1.0                  2.9
Materials & Processing .....................................         7.5                   4.1                  9.1
Producer Durables ..........................................         8.6                  11.1                 10.3
Technology .................................................        17.5                  39.0                 23.6
Utilities ..................................................         0.9                   1.0                  4.0
Other ......................................................         0.5                   0.0                  0.4
-----------------------------------------------------------------------------------------------------------------------------

FUND PROFILE
SMALL-CAP VALUE INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 21.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                                       S&P
                                 SMALL-CAP        SMALLCAP
                                     VALUE             600
----------------------------------------------------------
Number of Stocks                       406             600
Median Market Cap                    $0.6B           $0.9B
Price/Earnings Ratio                 13.9x           19.9x
Price/Book Ratio                      1.6x            2.8x
Yield                                 1.0%            0.7%
Yield--Institutional Shares           1.1%            0.7%
Return on Equity                     14.4%           16.3%
Earnings Growth Rate                 15.8%           18.8%
Foreign Holdings                      0.0%            0.2%
Turnover Rate                          80%              --
Expense Ratio                        0.25%              --
Expense Ratio--
  Institutional Shares              0.13%*              --
Cash Reserves                         0.0%              --

*Annualized.

INVESTMENT FOCUS
-------------------------------------------------------------
STYLE                                              Value
MARKET CAP                                         Small



TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------------------
Radian Group, Inc.                                1.0%
Zale Corp.                                        1.0
Interim Services, Inc.                            0.9
Applied Power, Inc.                               0.8
Snyder Communications, Inc.                       0.8
Cullen/Frost Bankers, Inc.                        0.8
AmeriCredit Corp.                                 0.8
UST Corp.                                         0.8
International Rectifier Corp.                     0.8
United Water Resources, Inc.                      0.8
------------------------------------------------------
Top Ten                                           8.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1998               DECEMBER 31, 1999
                                                              -------------------------------------------------------------
                                                                  SMALL-CAP            SMALL-CAP          S&P SMALLCAP
                                                                    VALUE                VALUE                 600
                                                              -------------------------------------------------------------
Auto & Transportation ...................................            6.6%                 7.2%                  5.5%
Consumer Discretionary ..................................           21.0                 21.2                  17.9
Consumer Staples ........................................            5.2                  4.0                   2.4
Financial Services ......................................           14.5                 16.1                  12.8
Health Care .............................................            7.3                  8.1                  11.1
Integrated Oils .........................................            0.3                  0.0                   0.0
Other Energy ............................................            3.5                  5.1                   2.9
Materials & Processing ..................................           12.9                 14.8                   9.1
Producer Durables .......................................            7.6                  9.0                  10.3
Technology ..............................................           10.6                  6.0                  23.6
Utilities ...............................................            9.3                  7.5                   4.0
Other ...................................................            1.2                  1.0                   0.4
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

DECEMBER 31, 1999

The Statements of Net Assets--integral parts of the Financial Statements for the Vanguard Extended Market Index, Mid-Cap Index, Small-Cap Index, Small-Cap Growth Index, and Small-Cap Value Index Funds of the Vanguard U.S. Stock Index Funds--are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                           EXTENDED
                                                                             MARKET            MID-CAP         SMALL-CAP
                                                                         INDEX FUND         INDEX FUND        INDEX FUND
                                                                         ------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31, 1999
                                                                         ------------------------------------------------
                                                                              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                          $     39,877           $  5,370         $  42,800
    Interest                                                                  2,870                204             2,121
    Security Lending                                                          5,968                 24             3,116
                                                                       -------------------------------------------------
        Total Income                                                         48,715              5,598            48,037
                                                                       -------------------------------------------------
EXPENSES

    The Vanguard Group--Note B
        Investment Advisory Services                                            120                 67               167
        Management and Administrative                                         2,412                297             2,628
        Shareholder Account Maintenance--Investor Shares                      5,088                525             3,573
        Shareholder Account Maintenance--Institutional Shares                    51                 10                17
        Marketing and Distribution--Investor Shares                             491                 65               556
        Marketing and Distribution--Institutional Shares                         97                 10                38
    Custodian Fees                                                              207                 17                87
    Auditing Fees                                                                10                  8                 9
    Shareholders' Reports--Investor Shares                                      152                 28               479
    Shareholders' Reports--Institutional Shares                                  14                  5                33
    Trustees' Fees and Expenses                                                   5                  1                 5
                                                                       -------------------------------------------------
        Total Expenses                                                        8,647              1,033             7,592
        Expenses Paid Indirectly--Note C                                        (79)                --               (17)
                                                                       -------------------------------------------------
        Net Expenses                                                          8,568              1,033             7,575
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        40,147              4,565            40,462
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                              427,465             37,795           332,397
    Futures Contracts                                                         4,801                116             6,983
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                    432,266             37,911           339,380
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                   842,139             47,810           346,530
    Futures Contracts                                                        (1,795)              (220)           (6,804)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            840,344             47,590           339,726
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $1,312,757            $90,066          $719,568
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                              SMALL-CAP         SMALL-CAP
                                                                                                 GROWTH             VALUE
                                                                                             INDEX FUND        INDEX FUND
                                                                                             -----------------------------
                                                                                              YEAR ENDED DECEMBER 31, 1999
                                                                                             -----------------------------
                                                                                                 (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                $     552            $1,902
    Interest                                                                                        20                34
    Security Lending                                                                                96                57
                                                                                             -----------------------------
        Total Income                                                                               668             1,993
                                                                                             -----------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                                53                53
        Management and Administrative                                                               19                54
        Shareholder Account Maintenance--Investor Shares                                           163               232
        Shareholder Account Maintenance--Institutional Shares                                       --                --
        Marketing and Distribution--Investor Shares                                                 21                30
        Marketing and Distribution--Institutional Shares                                            --                --
    Custodian Fees                                                                                  14                19
    Auditing Fees                                                                                    7                 7
    Shareholders' Reports--Investor Shares                                                          12                18
    Shareholders' Reports--Institutional Shares                                                     --                --
    Trustees' Fees and Expenses                                                                     --                --
                                                                                             -----------------------------
        Total Expenses                                                                             289               413
        Expenses Paid Indirectly--Note C                                                            --                --
                                                                                             -----------------------------
        Net Expenses                                                                               289               413
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                              379             1,580
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                  (4,846)           13,634
    Futures Contracts                                                                               --                --
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                        (4,846)           13,634
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                       31,923           (10,887)
    Futures Contracts                                                                               --                --
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                31,923           (10,887)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $27,456            $4,327
==========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

--------------------------------------------------------------------------------------------------------------------------
                                                             EXTENDED MARKET                           MID-CAP
                                                               INDEX FUND                            INDEX FUND
                                                    --------------------------------    ----------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                    --------------------------------        YEAR ENDED       APR. 20* TO
                                                            1999               1998      DEC. 31, 1999     DEC. 31, 1998
                                                            (000)              (000)             (000)              (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   40,147         $   39,807           $  4,565          $  1,143
    Realized Net Gain (Loss)                             432,266            367,082             37,911            15,845
    Change in Unrealized Appreciation (Depreciation)     840,344           (154,493)            47,590             9,050
                                                    ----------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                  1,312,757            252,396             90,066            26,038
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                  (33,913)           (33,806)            (3,777)             (962)
        Institutional Shares                              (7,913)            (5,556)              (953)             (210)
    Realized Capital Gain
        Investor Shares                                 (370,554)          (195,606)           (34,102)             (907)
        Institutional Shares                             (67,729)           (30,314)            (7,021)             (178)
                                                    ----------------------------------------------------------------------
            Total Distributions                         (480,109)          (265,282)           (45,853)           (2,257)
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                               818,381            661,516            428,102           202,429
    Issued in Lieu of Cash Distributions                 373,018            210,315             35,109             1,588
    Redeemed                                            (603,514)          (641,617)          (100,927)          (18,534)
                                                    ----------------------------------------------------------------------
        Net Increase--Investor Shares                    587,885            230,214            362,284           185,483
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                               301,323            242,869            110,927            34,802
    Issued in Lieu of Cash Distributions                  60,118             30,471              6,870               279
    Redeemed                                             (86,591)          (232,988)           (21,523)               --
                                                    ----------------------------------------------------------------------
        Net Increase--Institutional Shares               274,850             40,352             96,274            35,081
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                     1,695,383            257,680            502,771           244,345
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                3,395,159          3,137,479            244,345                --
                                                    ----------------------------------------------------------------------
    End of Period                                     $5,090,542         $3,395,159           $747,116          $244,345
==========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                25,760             21,213             40,719            20,969
    Issued in Lieu of Cash Distributions                  11,413              7,196              3,344               155
    Redeemed                                             (19,243)           (21,009)            (9,610)           (2,058)
                                                    ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                17,930              7,400             34,453            19,066
==========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                 9,512              7,627             10,371             3,559
    Issued in Lieu of Cash Distributions                   1,810              1,037                645                27
    Redeemed                                              (2,776)            (7,244)            (1,986)               --
                                                    ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                 8,546              1,420              9,030             3,586
==========================================================================================================================
*Commencement of subscription period.

--------------------------------------------------------------------------------------------------------------------------
                                                              SMALL-CAP                          SMALL-CAP GROWTH
                                                             INDEX FUND                             INDEX FUND
                                                    -------------------------------   ------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                    -------------------------------       YEAR ENDED         APR. 20* TO
                                                          1999               1998      DEC. 31, 1999       DEC. 31, 1998
                                                          (000)              (000)              (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   40,462         $   40,202           $    379         $     253
    Realized Net Gain (Loss)                             339,380            199,544             (4,846)           (5,567)
    Change in Unrealized Appreciation (Depreciation)     339,726           (318,857)            31,923             5,558
                                                    ----------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                    719,568            (79,111)            27,456               244
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                  (36,613)           (37,309)              (507)             (281)
        Institutional Shares                              (4,721)            (3,153)                --                --
    Realized Capital Gain
        Investor Shares                                 (284,560)          (188,747)                --                --
        Institutional Shares                             (32,660)           (14,670)                --                --
                                                    ----------------------------------------------------------------------
            Total Distributions                         (358,554)          (243,879)              (507)             (281)
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                             1,052,299            970,360             80,888           101,722
    Issued in Lieu of Cash Distributions                 294,319            207,350                406               232
    Redeemed                                            (884,294)          (765,726)           (31,106)          (11,799)
                                                    ----------------------------------------------------------------------
        Net Increase--Investor Shares                    462,324            411,984             50,188            90,155
                                                    ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                               193,691            149,717                 --                --
    Issued in Lieu of Cash Distributions                  34,239             12,572                 --                --
    Redeemed                                            (115,831)            (8,221)                --                --
                                                    ----------------------------------------------------------------------
        Net Increase--Institutional Shares               112,099            154,068                 --                --
--------------------------------------------------------------------------------------------------------------------------
    Total Increase                                       935,437            243,062             77,137            90,118
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                3,032,356          2,789,294             90,118                --
                                                    ----------------------------------------------------------------------
    End of Period                                     $3,967,793         $3,032,356           $167,255         $  90,118
==========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                47,908             42,704              8,565            10,819
    Issued in Lieu of Cash Distributions                  13,196             10,127                 38                25
    Redeemed                                             (41,158)           (33,911)            (3,363)           (1,393)
                                                    ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                19,946             18,920              5,240             9,451
==========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                 8,971              6,477                 --                --
    Issued in Lieu of Cash Distributions                   1,530                613                 --                --
    Redeemed                                              (5,401)              (385)                --                --
                                                    ----------------------------------------------------------------------
        Net Increase in Shares Outstanding                 5,100              6,705                 --                --
==========================================================================================================================

*Commencement of subscription period.

STATEMENT OF CHANGES IN NET ASSETS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 SMALL-CAP VALUE
                                                                                                    INDEX FUND
                                                                                      -----------------------------------
                                                                                            YEAR END         APR. 20* TO
                                                                                       DEC. 31, 1999       DEC. 31, 1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                   $  1,580            $    639
    Realized Net Gain (Loss)                                                                  13,634                 482
    Change in Unrealized Appreciation (Depreciation)                                         (10,887)            (11,368)
                                                                                      -----------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                        4,327             (10,247)
                                                                                      -----------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                                                       (1,549)               (705)
        Institutional Shares                                                                     (85)                 --
    Realized Capital Gain
        Investor Shares                                                                      (10,654)                 --
        Institutional Shares                                                                    (551)                 --
                                                                                      -----------------------------------
            Total Distributions                                                              (12,839)               (705)
                                                                                      -----------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                                                   150,557             143,483
    Issued in Lieu of Cash Distributions                                                      11,455                 627
    Redeemed                                                                                 (61,979)            (20,593)
                                                                                      -----------------------------------
        Net Increase--Investor Shares                                                        100,033             123,517
                                                                                      -----------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                                                    10,922                  --
    Issued in Lieu of Cash Distributions                                                          81                  --
    Redeemed                                                                                    (800)                 --
                                                                                      -----------------------------------
        Net Increase--Institutional Shares                                                    10,203                  --
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           101,724             112,565
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                      112,565                  --
                                                                                      -----------------------------------
    End of Period                                                                           $214,289            $112,565
=========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                                                    17,096              15,327
    Issued in Lieu of Cash Distributions                                                       1,390                  74
    Redeemed                                                                                  (7,174)             (2,516)
                                                                                      -----------------------------------
        Net Increase in Shares Outstanding                                                    11,312              12,885
=========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                                     1,249                  --
    Issued in Lieu of Cash Distributions                                                          10                  --
    Redeemed                                                                                     (95)                 --
                                                                                      -----------------------------------
        Net Increase in Shares Outstanding                                                     1,164                  --
=========================================================================================================================
*Commencement of subscription period.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                     EXTENDED MARKET INDEX FUND INVESTOR SHARES
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $30.63       $30.76       $26.20       $24.07       $18.52
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .297         .388         .351          .34          .30
    Net Realized and Unrealized Gain (Loss) on Investments    10.101        2.025        6.479         3.85         5.95
                                                              ------------------------------------------------------------
        Total from Investment Operations                      10.398        2.413        6.830         4.19         6.25
                                                              ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.318)       (.373)       (.360)        (.34)        (.30)
    Distributions from Realized Capital Gains                 (3.640)      (2.170)      (1.910)       (1.72)        (.40)
                                                              ------------------------------------------------------------
        Total Distributions                                   (3.958)      (2.543)      (2.270)       (2.06)        (.70)
                                                              ------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $37.07       $30.63       $30.76       $26.20       $24.07
==========================================================================================================================

TOTAL RETURN*                                                 36.22%        8.32%       26.73%       17.65%       33.80%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $4,221       $2,939       $2,723       $2,099       $1,523
    Ratio of Total Expenses to Average Net Assets              0.25%        0.23%        0.23%        0.25%        0.25%
    Ratio of Net Investment Income to Average Net Assets       1.04%        1.21%        1.30%        1.42%        1.51%
    Portfolio Turnover Rate                                      26%          27%          15%          22%          15%
==========================================================================================================================

* Total return figures do not reflect transaction fees on purchases (0.25% after October 31, 1997; 0.5% in 1995 through October 31, 1997) or the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                           EXTENDED MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                                     YEAR ENDED DECEMBER 31,
                                                                                    ------------------------    JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                            1999         1998  DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $30.63       $30.76       $29.28
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                 .363         .427         .200
    Net Realized and Unrealized Gain (Loss) on Investments                              10.101        2.025        3.191
                                                                                     --------------------------------------
        Total from Investment Operations                                                10.464        2.452        3.391
                                                                                     --------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                 (.364)       (.412)       (.371)
    Distributions from Realized Capital Gains                                           (3.640)      (2.170)      (1.540)
                                                                                     --------------------------------------
        Total Distributions                                                             (4.004)      (2.582)      (1.911)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $37.09       $30.63       $30.76
===========================================================================================================================

TOTAL RETURN**                                                                          36.45%        8.45%       11.82%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                  $870         $456         $415
    Ratio of Total Expenses to Average Net Assets                                        0.10%        0.10%       0.10%+
    Ratio of Net Investment Income to Average Net Assets                                 1.18%        1.34%       1.43%+
    Portfolio Turnover Rate                                                                26%          27%          15%
===========================================================================================================================

*  Inception.

** Total return figures do not reflect transaction fees on purchases (0.25% after October 31, 1997; 0.5% from inception through October 31, 1997).

+  Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                                         MID-CAP INDEX FUND INVESTOR SHARES
                                                                                                YEAR ENDED      APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                               DEC. 31, 1999    DEC. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.79       $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                              .073         .053
    Net Realized and Unrealized Gain (Loss) on Investments                                            1.448         .840
                                                                                               ----------------------------
        Total from Investment Operations                                                              1.521         .893
                                                                                               ----------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                              (.076)       (.053)
    Distributions from Realized Capital Gains                                                         (.935)       (.050)
                                                                                               ----------------------------
        Total Distributions                                                                          (1.011)       (.103)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                       $11.30       $10.79
===========================================================================================================================

TOTAL RETURN**                                                                                       15.32%        8.55%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                               $605         $206
    Ratio of Total Expenses to Average Net Assets                                                     0.25%       0.25%+
    Ratio of Net Investment Income to Average Net Assets                                              0.99%       1.19%+
    Portfolio Turnover Rate                                                                             38%          44%
===========================================================================================================================

* Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

** Total return figures do not reflect the 0.25% transaction fee on purchases
   (from inception through February 28, 1999) or the $10 annual account maintenance fee applied on balances under $10,000.

+  Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                                   MID-CAP INDEX FUND INSTITUTIONAL SHARES
                                                                                                 YEAR ENDED     MAY 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                                DEC. 31, 1999  DEC. 31, 1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.79       $10.03
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                              .083         .055
    Net Realized and Unrealized Gain (Loss) on Investments                                            1.448         .814
                                                                                             -----------------------------
        Total from Investment Operations                                                              1.531         .869
                                                                                             -----------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                              (.086)       (.059)
    Distributions from Realized Capital Gains                                                         (.935)       (.050)
                                                                                             -----------------------------
        Total Distributions                                                                          (1.021)       (.109)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                       $11.30       $10.79
==========================================================================================================================

TOTAL RETURN**                                                                                       15.41%        8.61%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                               $143          $39
    Ratio of Total Expenses to Average Net Assets                                                     0.12%       0.12%+
    Ratio of Net Investment Income to Average Net Assets                                              1.11%       1.30%+
    Portfolio Turnover Rate                                                                             38%          44%
==========================================================================================================================

* Initial share purchase date. Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

** Total return figures do not reflect the 0.25% transaction fee on purchases
   (from inception through February 28, 1999).

 + Annualized.


--------------------------------------------------------------------------------------------------------------------------
                                                                         SMALL-CAP INDEX FUND INVESTOR SHARES
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $21.20       $23.75       $20.23       $18.61       $14.99
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .256         .311         .277          .26          .24
    Net Realized and Unrealized Gain (Loss) on Investments     4.491       (1.007)       4.632         3.07         4.06
                                                              ------------------------------------------------------------
        Total from Investment Operations                       4.747        (.696)       4.909         3.33         4.30
                                                              ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.267)       (.304)       (.274)        (.27)        (.23)
    Distributions from Realized Capital Gains                 (2.080)      (1.550)      (1.115)       (1.44)        (.45)
                                                              ------------------------------------------------------------
        Total Distributions                                   (2.347)      (1.854)      (1.389)       (1.71)        (.68)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $23.60       $21.20       $23.75       $20.23       $18.61
==========================================================================================================================

TOTAL RETURN*                                                 23.13%       -2.61%       24.59%       18.12%       28.74%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $3,553       $2,768       $2,652       $1,713         $971
    Ratio of Total Expenses  to Average Net Assets             0.25%        0.24%        0.23%        0.25%        0.25%
    Ratio of Net Investment Income  to Average Net Assets      1.25%        1.39%        1.38%        1.51%        1.58%
    Portfolio Turnover Rate                                      42%          35%          29%          28%          28%
==========================================================================================================================

* Total return figures do not reflect transaction fees on purchases (0.5% after 1996, 1.0% in 1995 through 1996) or the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                                  SMALL-CAP INDEX FUND INSTITUTIONAL SHARES
                                                                                    YEAR ENDED DECEMBER 31,
                                                                                    ------------------------     JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                            1999         1998   DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $21.20       $23.75       $22.56
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                 .295         .336         .158
    Net Realized and Unrealized Gain (Loss) on Investments                               4.491       (1.007)       2.370
                                                                                       ------------------------------------
        Total from Investment Operations                                                 4.786        (.671)       2.528
                                                                                       ------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                 (.296)       (.329)       (.288)
    Distributions from Realized Capital Gains                                           (2.080)      (1.550)      (1.050)
                                                                                       ------------------------------------
        Total Distributions                                                             (2.376)      (1.879)      (1.338)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $23.61       $21.20       $23.75
===========================================================================================================================

TOTAL RETURN**                                                                          23.33%       -2.50%       11.42%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                  $415         $264         $137
    Ratio of Total Expenses to Average Net Assets                                        0.12%        0.12%       0.12%+
    Ratio of Net Investment Income to Average Net Assets                                 1.37%        1.53%       1.52%+
    Portfolio Turnover Rate                                                                42%          35%          29%
===========================================================================================================================

 * Inception.

** Total return figures do not reflect the 0.5% transaction fee on purchases.

+  Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                                               SMALL-CAP GROWTH INDEX FUND
                                                                                                 YEAR ENDED    APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                                DEC. 31, 1999  DEC. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 9.53       $10.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                              .025          .03
    Net Realized and Unrealized Gain (Loss) on Investments                                            1.860         (.47)
                                                                                                  -------------------------
        Total from Investment Operations                                                              1.885         (.44)
                                                                                                  -------------------------
DISTRIBUTIONS

    Dividends from Net Investment Income                                                              (.035)        (.03)
    Distributions from Realized Capital Gains                                                            --           --
                                                                                                  -------------------------
        Total Distributions                                                                           (.035)        (.03)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                       $11.38       $ 9.53
===========================================================================================================================

TOTAL RETURN**                                                                                       19.80%       -4.77%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                               $167          $90
    Ratio of Total Expenses to Average Net Assets                                                     0.25%       0.25%+
    Ratio of Net Investment Income to Average Net Assets                                              0.33%       0.63%+
    Portfolio Turnover Rate                                                                             82%          77%
===========================================================================================================================

* Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

** Total return figures do not reflect transaction fees on purchases (0.5% after February 28, 1999; 1.0% from inception through February 28, 1999) or the $10 annual account maintenance fee applied on balances under $10,000.

+  Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                               SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
                                                                                                 YEAR ENDED   APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                                DEC. 31, 1999 DEC. 31, 1998
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $8.74        $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                              .065          .045
    Net Realized and Unrealized Gain (Loss) on Investments                                             .210        (1.250)
                                                                                                   -----------------------
        Total from Investment Operations                                                               .275        (1.205)
                                                                                                   -----------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                              (.070)        (.055)
    Distributions from Realized Capital Gains                                                         (.495)           --
                                                                                                   -----------------------
        Total Distributions                                                                           (.565)        (.055)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                        $8.45        $ 8.74
==========================================================================================================================

TOTAL RETURN**                                                                                        3.35%       -12.47%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                               $204          $113
    Ratio of Total Expenses to Average Net Assets                                                     0.25%        0.25%+
    Ratio of Net Investment Income to Average Net Assets                                              0.96%        1.13%+
    Portfolio Turnover Rate                                                                             80%           53%
==========================================================================================================================

* Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

** Total return figures do not reflect transaction fees on purchases (0.5% after February 28, 1999; 1.0% from inception through February 28, 1999) or the $10 annual account maintenance fee applied on balances under $10,000.

+  Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                         SMALL-CAP VALUE INDEX FUND INSTITUTIONAL SHARES
                                                                                                              DEC. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              DEC. 31, 1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $8.74
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                           .009
    Net Realized and Unrealized Gain (Loss) on Investments                                                          .226
                                                                                                                 --------
        Total from Investment Operations                                                                            .235
                                                                                                                 --------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                           (.070)
    Distributions from Realized Capital Gains                                                                      (.455)
                                                                                                                 --------
        Total Distributions                                                                                        (.525)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                     $8.45
=========================================================================================================================

TOTAL RETURN**                                                                                                     2.83%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                             $10
    Ratio of Total Expenses to Average Net Assets                                                                 0.13%+
    Ratio of Net Investment Income to Average Net Assets                                                          1.37%+
    Portfolio Turnover Rate                                                                                          80%
=========================================================================================================================

*  Inception.

** Total return does not reflect the 0.5% transaction fee on purchases.

+  Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Extended Market Index, Mid-Cap Index, Small-Cap Index, Small-Cap Growth Index, and Small-Cap Value Index Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies, or mutual funds.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES CONTRACTS: The funds use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. A fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. A fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts based upon the following indexes are used: S&P 500 Index (Extended Market Index and Small-Cap Index Funds), S&P MidCap 400 Index (Extended Market Index, Mid-Cap Index, and Small-Cap Index Funds), and Russell 2000 Index (Extended Market Index and Small-Cap Index Funds).

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Transaction fees assessed on purchases of capital shares are credited to paid in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

            ------------------------------------------------------------------------------------------------
                                             CAPITAL CONTRIBUTIONS       PERCENTAGE           PERCENTAGE OF
                                                  TO VANGUARD              OF FUND             VANGUARD'S
            INDEX FUND                               (000)               NET ASSETS          CAPITALIZATION
            ------------------------------------------------------------------------------------------------
            Extended Market                           $910                  0.02%                 0.9%
            Mid-Cap                                    136                  0.02                  0.1
            Small-Cap                                  727                  0.02                  0.7
            Small-Cap Growth                            30                  0.02                   --
            Small-Cap Value                             42                  0.02                   --
            ------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended December 31, 1999, custodian fee offset arrangements reduced expenses of the Extended Market Index and Small-Cap Index Funds by $79,000 and $17,000, respectively.

D. Each fund offers two classes of shares, Investor Shares and Institutional Shares. The Small-Cap Growth Index Fund has not issued any Institutional Shares as of December 31, 1999. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the year ended December 31, 1999, represented the following percentages of average net assets:

            ----------------------------------------------------------------------
            INDEX FUND                     INVESTOR SHARES    INSTITUTIONAL SHARES
            ----------------------------------------------------------------------
            Extended Market                 0.18%                 0.03%
            Mid-Cap                         0.17                  0.04
            Small-Cap                       0.16                  0.03
            Small-Cap Value                 0.17*                 0.05*
            ----------------------------------------------------------------------
            *Annualized.

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the year ended December 31, 1999, purchases and sales of investment securities other than temporary cash investments were:

            ------------------------------------------------------------------
                                                          (000)
                                            ----------------------------------
            INDEX FUND                       PURCHASES               SALES
            ------------------------------------------------------------------
            Extended Market                 $1,451,354           $   979,497
            Mid-Cap                            595,665               171,870
            Small-Cap                        1,691,104             1,343,013
            Small-Cap Growth                   146,494                95,281
            Small-Cap Value                    227,803               132,993
            ------------------------------------------------------------------

      At December 31, 1999, the Small-Cap Growth Index Fund had available realized losses of $10,413,000 to offset future net capital gains of $1,034,000 through December 31, 2006, $2,478,000 through December 31, 2007, and $6,901,000 through December 31, 2008.

F. At December 31, 1999, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

            ---------------------------------------------------------------------------------
                                                            (000)
                                   ----------------------------------------------------------
                                                                              NET UNREALIZED
                                   APPRECIATED            DEPRECIATED          APPRECIATION
            INDEX FUND             SECURITIES             SECURITIES          (DEPRECIATION)
            ---------------------------------------------------------------------------------
            Extended Market         $2,121,604            $(521,598)            $1,600,006
            Mid-Cap                    131,518              (74,896)                56,622
            Small-Cap                1,144,013             (555,720)               588,293
            Small-Cap Growth            44,486               (7,005)                37,481
            Small-Cap Value             15,046              (37,301)              (22,255)
            ---------------------------------------------------------------------------------

      At December 31, 1999, the aggregate settlement value of open futures contracts expiring in March 2000 and the related unrealized appreciation were:

            -------------------------------------------------------------------------------------------------
                                                                                        (000)
                                                                      ---------------------------------------
                                                                          AGGREGATE
                                                   NUMBER OF             SETTLEMENT            UNREALIZED
            INDEX FUND/FUTURES CONTRACTS        LONG CONTRACTS              VALUE             APPRECIATION
            -------------------------------------------------------------------------------------------------
            Extended Market/
              S&P MidCap 400 Index                     56                  $12,576                 $327
              Russell 2000 Index                       73                   18,613                  872
            Mid-Cap/
              S&P MidCap 400 Index                      6                    1,347                   18
            Small-Cap/
              Russell 2000 Index                       34                    8,669                  412
            -------------------------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

G. The market value of securities on loan to broker/dealers at December 31, 1999, and collateral received with respect to such loans were:

            -----------------------------------------------------------
                                                   (000)
                                     ----------------------------------
                                     MARKET VALUE              CASH
                                       OF LOANED            COLLATERAL
            INDEX FUND                SECURITIES             RECEIVED
            -----------------------------------------------------------
            Extended Market            $341,167              $372,108
            Small-Cap                   126,757               151,600
            Small-Cap Growth              1,080                 1,181
            Small-Cap Value               1,218                 1,703
            -----------------------------------------------------------

Cash collateral received is invested in repurchase agreements.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
   "S&P MidCap 400," and "S&P SmallCap 600" are trademarks of The McGraw-Hill
       Companies, Inc., and have been licensed for use by Vanguard Index
         Funds and The Vanguard Group, Inc. These mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. Frank Russell
               Company is the owner of trademarks and copyrights
                relating to the Russell Indexes. "Wilshire 4500"
                 and "Wilshire 5000" are trademarks of Wilshire
                                  Associates.

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
----------------------------------------------------------------------------------------------------------
500 Index Fund                          Growth Index Fund*                 Tax-Managed Capital
Aggressive Growth Fund                  Health Care Fund                     Appreciation Fund*
Capital Opportunity Fund                Institutional Index Fund*          Tax-Managed Growth and
Convertible Securities Fund             International Growth Fund            Income Fund*
Emerging Markets Stock                  International Value Fund           Tax-Managed International Fund*
  Index Fund                            Mid-Cap Index Fund*                Tax-Managed Small-Cap Fund*
Energy Fund                             Morgan Growth Fund                 Total International Stock
Equity Income Fund                      Pacific Stock Index Fund             Index Fund
European Stock Index Fund               PRIMECAP Fund REIT Index Fund      Total Stock Market Index Fund*
Explorer Fund                           Selected Value Fund                U.S. Growth Fund
Extended Market Index Fund*             Small-Cap Growth Index Fund*       Utilities Income Fund
Global Equity Fund                      Small-Cap Index Fund*              Value Index Fund*
Gold and Precious Metals Fund           Small-Cap Value Index Fund*        Windsor Fund
Growth and Income Fund                                                     Windsor II Fund



BALANCED FUNDS
----------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   LifeStrategy Growth Fund           STAR Fund
Balanced Index Fund                     LifeStrategy Income Fund           Tax-Managed Balanced Fund
Global Asset Allocation Fund            LifeStrategy Moderate              Wellesley Income Fund
LifeStrategy Conservative                 Growth Fund                      Wellington Fund
  Growth Fund




BOND FUNDS
----------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term               Intermediate-Term Corporate Fund   Short-Term Corporate Fund*
  Treasury Fund                         Intermediate-Term Tax-Exempt       Short-Term Federal Fund
Admiral Long-Term Treasury Fund           Fund                             Short-Term Tax-Exempt Fund
Admiral Short-Term Treasury Fund        Intermediate-Term Treasury Fund    Short-Term Treasury Fund
GNMA Fund                               Limited-Term Tax-Exempt Fund       State Tax-Exempt Bond Funds
High-Yield Corporate Fund               Long-Term Bond Index Fund            (California, Florida,
High-Yield Tax-Exempt Fund              Long-Term Corporate Fund             Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt            Long-Term Tax-Exempt Fund            New York, Ohio, Pennsylvania)
  Fund                                  Long-Term Treasury Fund            Total Bond Market Index Fund*
Intermediate-Term Bond                  Preferred Stock Fund
  Index Fund                            Short-Term Bond Index Fund


MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------
Admiral Treasury Money                  State Tax-Exempt Money Market      Tax-Exempt Money Market Fund
  Market Fund                             Funds (California, New Jersey,   Treasury Money Market Fund
Federal Money Market Fund                 New York, Ohio, Pennsylvania)
Prime Money Market Fund*


VARIABLE ANNUITY PLAN
----------------------------------------------------------------------------------------------------------
Balanced Portfolio                      High-Grade Bond Portfolio          Money Market Portfolio
Diversified Value Portfolio             High Yield Bond Portfolio          REIT Index Portfolio
Equity Income Portfolio                 International Portfolio            Short-Term Corporate Portfolio
Equity Index Portfolio                  Mid-Cap Index Portfolio            Small Company Growth Portfolio
Growth Portfolio














*Offers Institutional Shares.

       For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

  All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

  Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

VANGUARD U.S. STOCK INDEX FUNDS
MID- AND SMALL-CAPITALIZATION PORTFOLIOS
STATEMENT OF NET ASSETS DECEMBER 31, 1999

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 26 of the accompanying report.

     This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
CONTENTS
Extended Market Index Fund ...........        1
Mid-Cap Index Fund ...................       27
Small-Cap Index Fund .................       31
Small-Cap Growth Index Fund ..........       48
Small-Cap Value Index Fund ...........       51
Report Of Independent Accountants ....       55
--------------------------------------------------------------------------------

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
COMMON STOCKS (99.4%)(1)
--------------------------------------------------------------
-  Berkshire Hathaway Inc. Class A          1,942   $  108,946
-  Veritas Software Corp.                 335,861       48,070
-  JDS Uniphase Corp.                     295,400       47,652
-  CMGI Inc.                              153,008       42,364
-  Qwest Communications
    International Inc.                    973,280       41,851
-  Cox Communications, Inc. Class A       738,459       38,031
-  Level 3 Communications, Inc.           446,500       36,557
-  Amazon.com, Inc.                       441,300       33,594
-  Sycamore Networks, Inc.                102,200       31,478
-  VeriSign, Inc.                         132,600       25,293
-  Immunex Corp.                          214,000       23,393
-  Juniper Networks, Inc.                  67,500       22,950
-  Foundry Networks, Inc.                  74,600       22,506
-  AMFM Inc.                              274,608       21,488
-  eBay Inc.                              168,400       21,082
-  Ariba, Inc.                            118,400       21,001
-  Siebel Systems, Inc.                   249,100       20,924
   AXA Financial, Inc.                    582,818       19,743
-  Exodus Communications, Inc.            222,200       19,734
-  i2 Technologies, Inc.                   99,000       19,305
-  At Home Corp. Series A                 446,354       19,137
-  Red Hat, Inc.                           89,700       18,949
-  Commerce One, Inc.                      94,200       18,510
-  VoiceStream Wireless Corp.             125,000       17,789
-  Infinity Broadcasting Corp.            491,572       17,789
-  BroadVision, Inc.                      103,100       17,533
-  Broadcom Corp.                          63,600       17,323
-  NTL Inc.                               137,325       17,131
-  General Motors Corp. Class H           176,513       16,945
-  Conexant Systems, Inc.                 254,000       16,859
-  Maxim Integrated Products, Inc.        352,720       16,644
-  Biogen, Inc.                           196,676       16,619
-  Intuit, Inc.                           258,813       15,513
-  DoubleClick Inc.                        60,565       15,327
-  Genentech, Inc.                        110,000       14,795
-  MedImmune Inc.                          88,303       14,647
-  Internap Network Services Corp.         83,100       14,376
   Linear Technology Corp.                200,408       14,342
-  Liberate Technologies, Inc.             54,500       14,006
   Intimate Brands, Inc.                  324,450       13,992
-  EchoStar Communications Corp.          141,500       13,796
-  InfoSpace.com, Inc.                     62,800       13,439
-  Univision Communications Inc.          131,200       13,407
-  Altera Corp.                           261,160       12,944

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
   Harley-Davidson, Inc.                  197,008   $   12,621
-  Metromedia Fiber Network, Inc.         258,610       12,397
-  Brocade Communications
    Systems, Inc.                          69,700       12,337
-  Inktomi Corp.                          135,200       11,999
-  TIBCO Software Inc.                     78,300       11,980
-  McLeodUSA, Inc. Class A                202,100       11,899
-  E-Tek Dynamics, Inc.                    87,800       11,820
-  Vignette Corp.                          72,500       11,817
   Royal Caribbean Cruises, Ltd.          233,800       11,529
-  RealNetworks, Inc.                      95,100       11,525
-  U.S. Cellular Corp.                    113,950       11,502
-  BEA Systems, Inc.                      158,000       11,050
-  Cablevision Systems Corp.
    Class B                               142,400       10,751
-  Vitesse Semiconductor Corp.            200,900       10,535
-  Sapient Corp.                           74,400       10,486
   BroadWing Inc.                         283,106       10,440
-  Portal Software, Inc.                  101,100       10,401
-  CIENA Corp.                            179,000       10,292
   Telephone & Data Systems, Inc.          80,128       10,096
-  SDL, Inc.                               46,100       10,050
-  Redback Networks Inc.                   56,300        9,993
-  Lycos, Inc.                            125,544        9,989
-  Chiron Corp.                           234,940        9,956
   United Parcel Service, Inc.            143,200        9,881
-  USA Networks, Inc.                     177,707        9,818
-  Phone.com, Inc.                         84,400        9,785
-  Network Solutions, Inc. Class A         43,700        9,507
-  CNA Financial Corp.                    238,615        9,291
-  Vitria Technology, Inc.                 39,500        9,243
-  Priceline.com Inc.                     190,800        9,039
-  Applied Micro Circuits Corp.            70,300        8,946
-  FreeMarkets, Inc.                       26,100        8,908
-  Infonet Services Corp.                 338,400        8,883
   Stryker Corp.                          125,300        8,724
-  NCR Corp.                              229,400        8,688
   Marshall & Ilsley Corp.                136,909        8,600
-  TV Guide, Inc.                         198,200        8,523
   UnionBanCal Corp.                      214,493        8,459
   The Goldman Sachs Group, Inc.           89,200        8,402
-  Omnipoint Corp.                         69,600        8,395
-  Jabil Circuit, Inc.                    113,400        8,278
-  E*TRADE Group, Inc.                    315,900        8,253
   Tiffany & Co.                           92,064        8,217
-  Global TeleSystems Group, Inc.         234,600        8,123
   Estee Lauder Cos. Class A              160,458        8,093
-  NEXTLINK Communications, Inc.           96,900        8,049
   Equity Office Properties
    Trust REIT                            324,000        7,978
   Donaldson, Lufkin & Jenrette, Inc.     163,500        7,909
-  Scient Corp.                            91,300        7,892
   Cintas Corp.                           145,400        7,724
-  SCI Systems, Inc.                       93,484        7,683
-  Adelphia Communications Corp.
    Class A                               117,058        7,682
-  Atmel Corp.                            259,096        7,660
-  Loral Space & Communications           315,000        7,658
-  Allegiance Telecom, Inc.                83,000        7,657
-  Cadence Design Systems, Inc.           318,832        7,652
-  Sanmina Corp.                           76,400        7,630
-  VerticalNet, Inc.                       46,400        7,610
-  Next Level Communications, Inc.        101,400        7,592
   Vastar Resources, Inc.                 127,900        7,546
-  QLogic Corp.                            47,062        7,524
-  Agilent Technologies, Inc.              96,600        7,468
-  CheckFree Holdings Corp.                71,409        7,462
-  Legato Systems, Inc.                   107,500        7,397
   Comdisco, Inc.                         197,976        7,375
-  E.Piphany Inc.                          33,050        7,374
-  Kana Communications, Inc.               35,700        7,318
   Washington Post Co. Class B             13,150        7,310
-  CareInsite, Inc.                        90,700        7,301
-  Safeguard Scientifics, Inc.             45,000        7,293
   Equity Residential Properties
    Trust REIT                            170,369        7,273
   Symbol Technologies, Inc.              114,062        7,250
-  RF Micro Devices, Inc.                 103,900        7,111
   The CIT Group, Inc.                    335,900        7,096
   Zions Bancorp                          118,212        6,997
-  Electronic Arts Inc.                    82,800        6,955
-  Concord EFS, Inc.                      269,218        6,932
-  Smurfit-Stone Container Corp.          281,568        6,898
-  Knight/Trimark Group, Inc.             144,800        6,661
-  Forest Laboratories, Inc.              107,916        6,630
   Young & Rubicam Inc.                    93,400        6,608
-  TMP Worldwide, Inc.                     46,200        6,560
-  Hispanic Broadcasting Corp.             70,500        6,501
-  Internet Capital Group, Inc.            38,040        6,467
-  American Power
    Conversion Corp.                      245,000        6,462
-  VA Linux Systems, Inc.                  31,117        6,430
-  HomeStore.com, Inc.                     85,800        6,371
-  Novellus Systems, Inc.                  51,200        6,274
   First Security Corp.                   244,027        6,230
-  DST Systems, Inc.                       81,600        6,227
-  Metro-Goldwyn-Mayer Inc.               262,535        6,186
-  Convergys Corp.                        199,900        6,147
-  Synopsys, Inc.                          91,608        6,115
-  Fiserv, Inc.                           158,787        6,084
-  Covad Communications
    Group, Inc.                           108,500        6,069
-  Crown Castle International Corp.       188,800        6,065
-  Nabors Industries, Inc.                194,633        6,021
-  Millennium Pharmaceuticals, Inc.        48,600        5,929
   Starwood Hotels &
    Resorts Worldwide, Inc. REIT          249,910        5,873
-  Finisar Corp.                           64,998        5,842
-  UnitedGlobalCom Inc. Class A            82,278        5,811
-  Intertrust Technologies Corp.           48,920        5,754
-  Starbucks Corp.                        235,800        5,718
-  Fox Entertainment Group, Inc.
    Class A                               229,000        5,711
-  American Tower Corp. Class A           186,640        5,704
-  CacheFlow Inc.                          43,500        5,685
-  LAM Research Corp.                      50,835        5,671
-  Agile Software Corp.                    25,950        5,637
-  Extreme Networks, Inc.                  66,500        5,553
-  AutoNation, Inc.                       599,158        5,542
-  Noble Drilling Corp.                   168,500        5,518
   AVX Corp.                              110,500        5,518
-  Westwood One, Inc.                      72,600        5,518

--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  Rational Software Corp.                111,871    $   5,496
   Weatherford International, Inc.        136,670        5,458
   Diamond Offshore Drilling, Inc.        177,800        5,434
-  Mercury Interactive Corp.               50,300        5,429
-  USinternetworking, Inc.                 77,050        5,384
-  Peregrine Systems, Inc.                 65,107        5,379
   Optical Coating Laboratory, Inc.        18,085        5,353
-  UAL Corp.                               68,800        5,336
-  CNET, Inc.                              93,900        5,329
-  Razorfish Inc.                          55,575        5,287
-  IDEC Pharmaceuticals Corp.              53,800        5,286
-  Calpine Corp.                           82,400        5,274
-  Affymetrix, Inc.                        31,000        5,260
   Charter One Financial                  273,572        5,232
-  Winstar Communications, Inc.            69,600        5,211
-  PSINet, Inc.                            83,800        5,175
-  Software.com, Inc.                      53,600        5,146
-  Charter Communications, Inc.           235,000        5,141
   Montana Power Co.                      142,500        5,139
-  Quest Software, Inc.                    50,000        5,100
-  Art Technology Group, Inc.              39,600        5,074
-  Emulex Corp.                            44,600        5,017
   Simon Property Group, Inc. REIT        217,712        4,994
-  iXL Enterprises, Inc.                   88,500        4,912
   ServiceMaster Co.                      398,850        4,911
-  PE Corp. - Celera Genomics Group        32,700        4,872
-  Genzyme Corp.                          107,776        4,850
-  Park Place Entertainment               386,900        4,836
   Popular, Inc.                          172,688        4,824
   Tyson Foods, Inc.                      296,810        4,823
   Dynegy,Inc.                            198,200        4,819
   First Tennessee National Corp.         168,900        4,814
-  PurchasePro.com, Inc.                   34,950        4,806
-  Network Associates, Inc.               179,657        4,795
-  Citizens Utilities Co. Class B         335,674        4,762
-  RCN Corp.                               97,900        4,748
   AMBAC Financial Group Inc.              90,356        4,715
-  AmeriTrade Holding Corp.               217,100        4,708
-  Chemdex Corp.                           42,400        4,706
-  Advanced Fibre
    Communications, Inc.                  104,700        4,679
   Reliastar Financial Corp.              118,903        4,660
-  Verio Inc.                             100,500        4,642
-  Human Genome Sciences, Inc.             30,300        4,625
-  Macromedia, Inc.                        63,077        4,612
-  Critical Path, Inc.                     48,600        4,587
   BHC Communications, Inc.
    Class A                                28,615        4,578
-  Microchip Technology, Inc.              66,696        4,565
   E.W. Scripps Co. Class A               100,369        4,498
-  Akamai Technologies, Inc.               13,700        4,488
-  CDW Computer Centers, Inc.              56,569        4,448
-  Cypress Semiconductor Corp.            136,800        4,429
-  USWeb Corp.                             99,050        4,402
-  Retek Inc.                              58,300        4,387
-  Health Management Associates
    Class A                               327,498        4,380
-  Digital Island Inc.                     46,000        4,376
-  RSA Security Inc.                       56,400        4,371
-  VISIX Inc.                              84,200        4,357
-  Symantec Corp.                          73,439        4,305
-  Alteon Websystems, Inc.                 48,900        4,291
-  Jones Apparel Group, Inc.              156,645        4,249
-  Amkor Technology, Inc.                 149,768        4,231
-  Sepracor Inc.                           42,600        4,225
-  Western Wireless Corp. Class A          63,200        4,219
-  Electronics for Imaging, Inc.           72,300        4,202
-  American Standard Cos., Inc.            91,500        4,198
   KeySpan Corp.                          180,147        4,177
-  Proxicom, Inc.                          33,500        4,164
   M & T Bank Corp.                        10,033        4,156
   Mylan Laboratories, Inc.               164,700        4,148
-  Inet Technologies, Inc.                 59,300        4,144
-  Waters Corp.                            77,800        4,123
-  Continental Airlines, Inc. Class B      92,700        4,114
   ENSCO International, Inc.              179,800        4,113
-  Clarify, Inc.                           32,500        4,095
-  J.D. Edwards & Co.                     136,950        4,091
   Total System Services, Inc.            249,964        4,078
-  Intraware, Inc.                         51,400        4,061
   Reader's Digest Assn., Inc.
    Class A                               138,500        4,051
-  Harmonic, Inc.                          42,500        4,035
-  SanDisk Corp.                           41,700        4,014
   ProLogis Trust REIT                    208,257        4,009
   Allegheny Energy, Inc.                 147,600        3,976
-  Abgenix, Inc.                           30,000        3,975
-  Ask Jeeves, Inc.                        35,100        3,964
   New England Electric System             76,300        3,949
-  SunGard Data Systems, Inc.             165,809        3,938
   Allmerica Financial Corp.               70,197        3,905
-  Sterling Commerce, Inc.                114,562        3,902
-  eToys Inc.                             148,000        3,885
-  Dollar Tree Stores, Inc.                80,112        3,880
   A.G. Edwards & Sons, Inc.              120,322        3,858
-  BJ Services Co.                         91,600        3,830
   Hormel Foods Corp.                      94,200        3,827
   Public Storage, Inc. REIT              168,600        3,825
   Galileo International, Inc.            127,600        3,820
-  Jones Intercable Inc.                   55,100        3,819
-  Powertel Inc.                           38,000        3,814
-  Cobalt Networks, Inc.                   35,162        3,811
-  Whittman-Hart, Inc.                     71,000        3,807
   Santa Fe International Corp.           146,800        3,798
-  Engage Technologies, Inc.               63,300        3,798
   Hannaford Brothers Co.                  54,565        3,782
-  NorthPoint Communications
    Group, Inc.                           157,400        3,778
-  Medical Manager Corp.                   44,725        3,768
-  ISS Group, Inc.                         52,900        3,762
   Delhaize America, Inc. Class A         184,416        3,746
   Manpower Inc.                           99,200        3,732
   Consolidated Papers                    116,800        3,716
   Devon Energy Corp.                     112,359        3,694
-  Global Marine, Inc.                    221,200        3,677
   Archstone Communities
    Trust REIT                            178,221        3,654
   Family Dollar Stores, Inc.             223,300        3,643
-  Interwoven, Inc.                        29,900        3,637
-  MGM Grand, Inc.                         72,255        3,635
-  Bluestone Software Inc.                 31,400        3,611
   Vornado Realty Trust REIT              111,096        3,611

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
-  NaviSite, Inc.                          36,100   $    3,610
   DPL Inc.                               207,712        3,596
-  NetZero Inc.                           132,600        3,572
-  Abercrombie & Fitch Co.                133,500        3,563
   SCANA Corp.                            132,500        3,561
   Potomac Electric Power Co.             155,200        3,560
-  Sawtek Inc.                             53,400        3,554
-  Silknet Software, Inc.                  21,400        3,547
   Northeast Utilities                    172,300        3,543
   Bowater Inc.                            64,949        3,528
   International Speedway Corp.            69,627        3,507
-  Micromuse Inc.                          20,600        3,502
-  GoTo.com, Inc.                          59,600        3,501
   Transatlantic Holdings, Inc.            44,800        3,497
-  BJ's Wholesale Club, Inc.               95,418        3,483
-  King Pharmaceuticals, Inc.              62,000        3,476
-  Healtheon/WebMD Corp.                   92,600        3,472
-  IVAX Corp.                             134,800        3,471
   Unitrin, Inc.                           91,740        3,452
   Avnet, Inc.                             56,876        3,441
-  Vishay Intertechnology, Inc.           108,215        3,422
-  MRV Communications Inc.                 54,294        3,414
-  Lamar Advertising Co. Class A           56,350        3,413
   Apartment Investment &
    Management Co. Class A REIT            85,701        3,412
   Viad Corp.                             122,284        3,409
-  S1 Corp.                                43,595        3,406
-  Entrust Technologies, Inc.              56,800        3,404
-  Cooper Cameron Corp.                    69,400        3,396
-  Sterling Software, Inc.                107,774        3,395
-  Robert Half International, Inc.        118,200        3,376
   Green Point Financial Corp.            141,400        3,367
   DQE Inc.                                97,243        3,367
-  Teletech Holdings Inc.                  98,700        3,326
-  Williams Sonoma, Inc.                   72,200        3,321
   EOG Resources, Inc.                    188,676        3,314
-  Sybron International Corp.             134,200        3,313
-  Metasolv Software, Inc.                 40,500        3,311
-  HNC Software, Inc.                      31,300        3,310
-  Integrated Device Technology Inc.      113,969        3,305
-  Efficient Networks, Inc.                48,500        3,298
   Murphy Oil Corp.                        57,430        3,295
-  C-Cube Microsystems, Inc.               52,900        3,293
-  Centennial Cellular Corp. Class A       39,700        3,290
   The Pepsi Bottling Group, Inc.         198,200        3,283
-  R & B Falcon Corp.                     247,237        3,276
   Compass Bancshares Inc.                146,447        3,268
-  SPX Corp.                               40,291        3,256
-  DII Group, Inc.                         45,700        3,243
   NSTAR                                   79,860        3,234
-  Republic Services, Inc. Class A        224,273        3,224
   Dial Corp.                             132,300        3,217
-  Cree Research, Inc.                     37,600        3,210
-  Quantum Corp.- DLT &
    Storage Systems                       211,531        3,199
-  Smith International, Inc.               64,000        3,180
-  Express Scripts                         49,200        3,149
   Energy East Corp.                      149,800        3,118
   Illinova Corp.                          89,676        3,116
   Duke Realty Investments, Inc.
    REIT                                  159,662        3,113
   National Community Bancorp             136,992        3,108
    TECO Energy, Inc.                     167,400        3,107
-  Pacificare Health Systems, Inc.         58,616        3,107
-  Chris-Craft Industries, Inc.            42,978        3,100
-  Rhythms NetConnections Inc.             99,800        3,094
-  Go2Net, Inc.                            35,500        3,089
   Spieker Properties, Inc. REIT           84,600        3,083
-  Arrow Electronics, Inc.                121,300        3,078
-  Gilead Sciences, Inc.                   56,816        3,075
   North Fork Bancorp, Inc.               175,537        3,072
-  Micrel, Inc.                            53,900        3,069
-  Valassis Communications, Inc.           72,200        3,050
-  PRIMEDIA Inc.                          184,800        3,049
-  InterWorld Corp.                        35,450        3,027
-  Puma Technology, Inc.                   23,100        3,017
   USG Corp.                               64,000        3,016
-  Keebler Foods Co.                      106,700        3,001
   Sonoco Products Co.                    131,793        2,998
-  Nova Corp. (Georgia)                    94,388        2,979
-  Digital Lightwave, Inc.                 46,450        2,973
-  MicroStrategy Inc.                      14,100        2,961
-  Oak Industries, Inc.                    27,791        2,949
-  Aspect Development, Inc.                43,000        2,945
-  MP3.com, Inc.                           92,800        2,941
-  LookSmart, Ltd.                        108,900        2,940
-  Keane, Inc.                             92,600        2,940
-  Copper Mountain Networks, Inc.          60,200        2,935
-  StarMedia Network, Inc.                 73,200        2,933
-  MiniMed, Inc.                           40,000        2,930
-  Aerial Communications Inc.              48,100        2,928
-  Golden State Bancorp Inc.              169,405        2,922
-  SFX Entertainment, Inc.                 80,600        2,917
-  Lattice Semiconductor Corp.             61,800        2,912
   Wisconsin Energy Corp.                 150,961        2,906
-  Triton PCS, Inc.                        63,800        2,903
-  Premier Parks Inc.                     100,500        2,902
-  Saks Inc.                              186,259        2,899
-  Affiliated Computer Services, Inc.
    Class A                                62,963        2,896
   Kinder Morgan, Inc.                    142,925        2,885
-  Litton Industries, Inc.                 57,698        2,878
   NiSource, Inc.                         160,640        2,871
   LG&E Energy Corp.                      164,028        2,860
-  APAC Teleservices, Inc.                202,889        2,853
   Avalonbay Communities, Inc. REIT        83,021        2,849
   A. H. Belo Corp. Class A               149,206        2,844
-  Crossroads Systems, Inc.                33,600        2,839
   Mercantile Bankshares Corp.             88,825        2,837
   Crescent Real Estate, Inc. REIT        153,600        2,822
-  Informix Corp.                         248,100        2,822
-  Viatel, Inc.                            52,590        2,820
   True North Communications               63,100        2,820
-  Credence Systems Corp.                  32,546        2,815
   Expeditors International of
    Washington, Inc.                       64,200        2,813
   FINOVA Group, Inc.                      79,096        2,808
   The PMI Group Inc.                      57,250        2,794
-  Viant Corp.                             28,200        2,792
   Alliant Energy Corp.                   101,499        2,791
-  Netro Corp.                             54,600        2,785
   Travelers Property Casualty Corp.       81,300        2,785
   Harris Corp.                           104,200        2,781
-  Xircom, Inc.                            36,900        2,767

--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
   Associated Banc-Corp.                   80,773    $   2,766
-  Entercom Communications Corp.           41,900        2,765
-  Lear Corp.                              86,400        2,765
-  Liberty Digital, Inc.                   37,200        2,762
-  Emmis Communications, Inc.              22,100        2,755
   First Virginia Banks, Inc.              63,963        2,750
-  American Eagle Outfitters, Inc.         61,102        2,750
   Johns Manville Corp.                   196,100        2,745
-  Diamond Technology Partners Inc.        31,935        2,744
-  Catalina Marketing Corp.                23,700        2,743
   Erie Indemnity Co. Class A              84,717        2,743
   McCormick & Co., Inc.                   92,183        2,742
-  Active Software, Inc.                   29,700        2,732
-  Clarent Corp.                           35,100        2,729
   Shaw Industries, Inc.                  175,918        2,716
   Commerce Bancshares, Inc.               79,821        2,704
-  F5 Networks, Inc.                       23,700        2,702
   SEI Corp.                               22,663        2,697
   Boston Properties, Inc. REIT            86,600        2,695
-  Valuevision International, Inc.
    Class A                                47,000        2,694
   Hillenbrand Industries, Inc.            84,650        2,682
-  SilverStream Software, Inc.             22,500        2,677
   The St. Joe Co.                        109,997        2,674
   CTS Corp.                               35,479        2,674
   TCF Financial Corp.                    107,242        2,668
   FirstMerit Corp.                       115,700        2,661
-  Polycom, Inc.                           41,700        2,656
-  Burr-Brown Corp.                        73,338        2,649
   American Water Works Co., Inc.         124,674        2,649
   Protective Life Corp.                   83,000        2,640
-  Gentex Corp.                            95,000        2,636
   Legg Mason Inc.                         72,698        2,635
-  MidAmerican Energy Holdings Co.         78,202        2,634
-  Lincare Holdings, Inc.                  75,300        2,612
-  CSG Systems International, Inc.         65,500        2,612
   Hertz Corp. Class A                     52,100        2,611
-  Adelphia Business Solutions, Inc.       54,400        2,611
   The Timber Co.                         106,000        2,610
   Kimco Realty Corp. REIT                 76,850        2,603
-  Harbinger Corp.                         81,830        2,603
-  CommScope, Inc.                         64,500        2,600
-  Acxiom Corp.                           108,322        2,600
-  Adtran, Inc.                            50,300        2,587
   MCN Energy Group Inc.                  108,600        2,579
-  Citadel Communications Corp.            39,500        2,563
   ICN Pharmaceuticals, Inc.              101,127        2,560
   Tidewater Inc.                          71,100        2,560
   International Game Technology          124,998        2,539
-  Netcentives Inc.                        40,700        2,536
   AK Steel Corp.                         133,232        2,515
   Ultramar Diamond
    Shamrock Corp.                        110,526        2,508
-  TriQuint Semiconductor, Inc.            22,533        2,507
-  AnswerThink Consulting
    Group, Inc.                            73,000        2,500
-  Tritel, Inc.                            78,900        2,500
   Southdown, Inc.                         48,428        2,500
-  Intermedia Communications Inc.          64,400        2,500
-  Outback Steakhouse                      96,331        2,499
-  Aspect Communications Corp.             63,700        2,492
-  TSI International Software Ltd.         43,964        2,489
-  Globix Corp.                            41,400        2,484
-  Flycast Communications Corp.            19,100        2,482
-  TCI Satellite Entertainment, Inc.
    Class A                               154,777        2,476
   Martin Marietta Materials, Inc.         60,400        2,476
   Jones Pharma, Inc.                      56,900        2,472
   R.J. Reynolds Tobacco
    Holdings, Inc.                        140,000        2,467
   Whitman Corp.                          183,300        2,463
-  Be Free, Inc.                           34,100        2,451
-  Radio One, Inc.                         26,600        2,447
   Lafarge Corp.                           88,400        2,442
   The McClatchy Co. Class A               56,450        2,441
-  QRS Corp.                               23,200        2,436
-  Aether Systems, Inc.                    34,000        2,435
-  InterVU Inc.                            23,186        2,435
-  Broadbase Software Inc.                 21,600        2,430
   IMC Global Inc.                        148,044        2,424
-  National Instruments Corp.              63,375        2,424
-  NVIDIA Corp.                            51,600        2,422
   Cornerstone Properties, Inc. REIT      165,300        2,418
-  Packeteer, Inc.                         34,000        2,414
   Dallas Semiconductor Corp.              37,400        2,410
-  Documentum, Inc.                        40,200        2,407
   Host Marriott Corp. REIT               291,638        2,406
-  Williams Communications
    Group, Inc.                            83,100        2,405
-  TranSwitch Corp.                        33,000        2,395
-  Allaire Corp.                           16,500        2,392
-  Northwest Airlines Corp. Class A       107,500        2,392
-  Storage Technology Corp.               129,582        2,389
   Pentair, Inc.                           62,008        2,387
-  Sykes Enterprises, Inc.                 54,400        2,387
-  On2.com Inc.                            82,300        2,387
   Pittway Corp. Class A                   53,232        2,385
-  Manugistics Group, Inc.                 73,700        2,381
-  Mediaplex, Inc.                         37,702        2,366
-  Mandalay Resort Group                  117,459        2,364
-  Ancor Communications, Inc.              34,800        2,362
-  Vicor Corp.                             58,081        2,352
   Herman Miller, Inc.                    101,784        2,341
-  Cephalon, Inc.                          67,600        2,336
   Valley National Bancorp                 83,085        2,326
-  Zebra Technologies Corp. Class A        39,700        2,322
-  Silicon Image, Inc.                     33,050        2,316
-  TeleCorp PCS, Inc.                      60,700        2,307
-  Calico Commerce Inc.                    43,400        2,300
   National Fuel Gas Co.                   49,400        2,297
   Valspar Corp.                           54,800        2,295
   CCB Financial Corp.                     52,444        2,285
   UtiliCorp United, Inc.                 117,429        2,283
-  INCYTE Pharmaceuticals, Inc.            38,000        2,280
   Weis Markets, Inc.                      52,400        2,279
-  BISYS Group, Inc.                       34,900        2,277
   Hubbell Inc. Class B                    83,506        2,276
-  Protein Design Labs, Inc.               32,500        2,275
-  Perot Systems Corp.                    119,700        2,274
-  Fairchild Semiconductor Corp.           76,300        2,270
-  Howmet International Inc.              125,600        2,269
   Radian Group, Inc.                      47,299        2,259
   Sotheby's Holdings Class A              75,200        2,256
-  Technology Solutions Co.                68,796        2,253

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
-  C-COR Electronics, Inc.                 29,400   $    2,253
-  KEMET Corp.                             49,800        2,244
-  Zale Corp.                              46,300        2,240
   Old Republic International Corp.       164,341        2,239
-  The Titan Corp.                         47,500        2,238
-  Metricom                                28,400        2,233
-  Wireless Facilities, Inc.               51,100        2,229
-  Immunomedics Inc.                      181,600        2,225
   Reynolds & Reynolds Class A             98,800        2,223
   Wesco Financial Corp.                    9,068        2,222
-  Clarus Corp.                            33,600        2,218
-  WorldGate Communications, Inc.          46,500        2,212
-  Hyperion Solutions Corp.                50,785        2,209
   Dime Bancorp, Inc.                     146,046        2,209
-  Pinnacle Holdings Inc. REIT             52,100        2,208
-  International Rectifier Corp.           84,900        2,207
   AMB Property Corp. REIT                109,900        2,191
   BancWest Corp.                         112,328        2,190
-  Wink Communications, Inc.               36,400        2,186
-  Leap Wireless International, Inc.       27,800        2,182
-  Guess ?, Inc.                          100,300        2,182
-  go.com                                  91,425        2,177
   Fastenal Co.                            48,300        2,170
-  Getty Images, Inc.                      44,400        2,170
   Hibernia Corp. Class A                 204,197        2,170
   CNF Transportation, Inc.                62,500        2,156
   Solutia, Inc.                          139,500        2,154
-  U.S. Foodservice                       128,297        2,149
-  National Information
    Consortium, Inc.                       66,800        2,138
-  MindSpring Enterprises, Inc.            80,600        2,128
   Financial Security Assurance
    Holdings Ltd.                          40,800        2,127
   American National Insurance Co.         33,350        2,126
-  Digex, Inc.                             30,900        2,124
-  ITC DeltaCom, Inc.                      76,900        2,124
   GATX Corp.                              62,800        2,119
   Federated Investors, Inc.              105,600        2,119
-  Illuminet Holdings, Inc.                38,500        2,117
-  Kopin Corp.                             50,400        2,117
-  Open Market, Inc.                       46,900        2,116
   Lubrizol Corp.                          68,533        2,116
-  Carrier Access Corp.                    31,403        2,114
   20th Century Industries of CA          109,300        2,111
   IBP, Inc.                              117,200        2,110
-  InfoCure Corp.                          67,638        2,109
   Astoria Financial Corp.                 68,853        2,096
-  Pixar, Inc.                             59,200        2,094
   C.H. Robinson Worldwide, Inc.           52,600        2,091
-  LTX Corp.                               93,399        2,090
-  Ziff-Davis Inc.                        132,100        2,089
-  Remedy Corp.                            44,063        2,087
   Diebold, Inc.                           88,826        2,087
-  Keynote Systems Inc.                    28,300        2,087
-  Data Return Corp.                       38,900        2,081
   Ross Stores, Inc.                      115,976        2,080
-  Macrovision Corp.                       28,100        2,079
   Puget Sound Energy Inc.                107,041        2,074
-  MTI Technology Corp.                    56,200        2,072
-  Interim Services, Inc.                  83,700        2,072
   Liberty Property Trust REIT             85,400        2,071
   Provident Financial Group, Inc.         57,725        2,071
   Nabisco Holdings Corp. Class A          65,400        2,068
-  Cognex Corp.                            52,950        2,065
-  Enzon, Inc.                             47,500        2,060
-  Actuate Software Corp.                  48,000        2,058
-  Invitrogen Corp.                        34,300        2,058
-  Ciber, Inc.                             74,700        2,054
   CK Witco Corp.                         153,509        2,053
   Sovereign Bancorp, Inc.                274,612        2,047
   Hudson United Bancorp                   80,053        2,046
   Wilmington Trust Corp.                  42,400        2,046
   Flowers Industries, Inc.               127,600        2,034
-  Rambus Inc.                             30,100        2,030
-  Sagent Technology, Inc.                 67,700        2,027
-  New Era of Networks, Inc.               42,500        2,024
-  Informatica Corp.                       19,000        2,021
-  Visual Networks, Inc.                   25,500        2,021
-  ACTV, Inc.                              44,200        2,019
-  Semtech Corp.                           38,719        2,018
-  Interliant Inc.                         77,500        2,015
-  Progress Software Corp.                 35,400        2,009
-  Brinker International, Inc.             83,663        2,008
   Sky Financial Group, Inc.               99,744        2,007
   Peoples Heritage Financial
    Group Inc.                            133,234        2,007
-  Apollo Group, Inc. Class A              99,962        2,005
   American Financial Group, Inc.          76,000        2,004
-  Price Communications Corp.              71,900        2,000
-  Mohawk Industries, Inc.                 75,600        1,994
-  ePlus Inc.                              55,300        1,991
-  Drugstore.com, Inc.                     55,000        1,990
   Conectiv, Inc.                         118,184        1,987
-  ESS Technology, Inc.                    89,300        1,981
-  West TeleServices Corp.                 80,900        1,977
   Dean Foods Corp.                        49,633        1,973
-  Allscripts, Inc.                        44,700        1,967
-  Integrated Systems, Inc.                58,600        1,967
-  Digital Microwave Corp.                 83,896        1,966
-  About.Com, Inc.                         21,900        1,966
-  Object Design, Inc.                    135,400        1,963
   Harte-Hanks, Inc.                       90,182        1,961
   Trustmark Corp.                         90,700        1,960
-  First Health Group Corp.                72,730        1,955
-  Asyst Technologies, Inc.                29,700        1,947
   Florida East Coast Railway Co.          46,400        1,937
-  Kronos, Inc.                            32,275        1,936
   OGE Energy Corp.                       101,900        1,936
   Pacific Century Financial Corp.        103,602        1,936
-  Cambridge Technology Partners           73,700        1,935
   Sierra Pacific Resources               111,728        1,934
-  Precision Response Corp.                79,600        1,930
   Rouse Co. REIT                          90,800        1,930
   Mack-Cali Realty Corp. REIT             74,000        1,929
-  Plexus Corp.                            43,800        1,927
   U.S. Trust Corp.                        24,000        1,924
-  Cymer, Inc.                             41,820        1,924
-  Wind River Systems Inc.                 52,291        1,922
-  Advanced Digital Information Corp.      39,500        1,921
-  Tularik, Inc.                           58,100        1,917
   Lyondell Chemical Co.                  150,254        1,916
-  Biotechnology General                  125,600        1,915
-  CompuCredit Corp.                       49,600        1,910
   Gartner Group, Inc. Class A            124,800        1,903

--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  Payless ShoeSource, Inc.                40,400   $    1,899
   Beckman Coulter, Inc.                   37,200        1,893
   IPALCO Enterprises, Inc.               110,800        1,890
   Old National Bancorp                    58,273        1,890
   Hollinger International, Inc.          146,000        1,889
-  FileNet Corp.                           74,019        1,887
-  Caliper Technologies Corp.              28,240        1,885
   Waddell & Reed Financial, Inc.
    Class B                                75,000        1,884
   City National Corp.                     57,188        1,884
   Talbots Inc.                            42,200        1,883
-  Optical Cable Corp.                     93,900        1,878
   Millennium Chemicals, Inc.              94,900        1,874
-  PRI Automation, Inc.                    27,600        1,853
-  AppNet, Inc.                            42,300        1,851
-  Focal Communications Corp.              76,700        1,850
   Post Properties, Inc. REIT              48,357        1,850
-  Santa Fe Snyder Corp.                  231,168        1,849
-  ACNielson Corp.                         75,100        1,849
   Federal-Mogul Corp.                     91,642        1,844
-  Stamps.Com Inc.                         44,300        1,844
   Applied Power, Inc.                     50,115        1,842
-  Kulicke & Soffa Industries, Inc.        43,200        1,839
-  Pegasus Communications Corp.
    Class A                                18,800        1,838
-  Patterson Dental Co.                    43,100        1,837
   CarrAmerica Realty Corp. REIT           86,700        1,832
-  Barnes & Noble, Inc.                    88,700        1,829
-  Great Plains Software, Inc.             24,400        1,824
-  Rare Medium Group, Inc.                 53,400        1,822
-  Sybase, Inc.                           106,940        1,818
-  Ixnet, Inc.                             60,300        1,817
   General Growth Properties Inc.
    REIT                                   64,800        1,814
-  Network Peripherals, Inc.               38,400        1,814
   Roslyn Bancorp, Inc.                    98,031        1,814
-  Visio Corp.                             38,100        1,810
-  NBC Internet, Inc. Class A              23,400        1,808
   Highwood Properties, Inc. REIT          77,600        1,804
-  Insight Communications Co., Inc.        60,900        1,804
-  InterVoice-Brite, Inc.                  76,174        1,802
-  LHS Group, Inc.                         73,300        1,800
   Lee Enterprises, Inc.                   56,300        1,798
-  Aspen Technologies, Inc.                68,000        1,798
-  Iron Mountain, Inc.                     45,700        1,797
-  Cognizant Technology
    Solutions Corp.                        16,403        1,793
-  Southern Union Co.                      93,753        1,793
-  Fisher Scientific International Inc.    49,600        1,792
   New Plan Excel Realty Trust REIT       113,314        1,792
   Media General, Inc. Class A             34,400        1,789
-  Alliance Semiconductor Corp.           107,150        1,788
-  Primus Telecommunications
    Group, Inc.                            46,700        1,786
   Central Newspapers, Inc.                45,300        1,784
-  BSQUARE Corp.                           42,400        1,778
-  Amphenol Corp.                          26,700        1,777
   United Television, Inc.                 12,900        1,776
   The MONY Group Inc.                     60,800        1,775
-  WebLink Wireless, Inc.                 114,300        1,772
-  JNI Corp.                               26,800        1,769
-  Tech Data Corp.                         65,178        1,768
-  Alleghany Corp.                          9,517        1,765
   Starwood Financial Inc. REIT           104,197        1,765
-  Genome Therapeutics Corp.              109,430        1,765
-  Snyder Communications, Inc.             91,500        1,761
-  Genesys Telecommunications
    Laboratories, Inc.                     32,600        1,760
-  MMC Networks, Inc.                      51,164        1,759
-  Terayon Communications
    Systems, Inc.                          28,000        1,759
-  NorthEast Optic Network, Inc.           28,100        1,758
-  CTC Communications Group, Inc.          45,000        1,756
-  Spyglass, Inc.                          46,200        1,752
-  Preview Travel, Inc.                    33,500        1,746
-  Hearst-Argyle Television Inc.           65,535        1,745
-  Quintus Corp.                           38,000        1,743
   Cabot Corp.                             85,532        1,743
-  Predictive Systems, Inc.                26,600        1,742
-  EarthLink Network, Inc.                 40,900        1,738
-  Tumbleweed
    Communications Corp.                   20,500        1,737
-  Catellus Development Corp.             135,301        1,734
   Eaton Vance Corp.                       45,600        1,733
-  Suiza Foods Corp.                       43,700        1,732
   Leucadia National Corp.                 74,876        1,732
   Rayonier Inc.                           35,800        1,730
-  American Italian Pasta Co.              56,200        1,728
   Kansas City Power & Light Co.           78,300        1,727
-  L-3 Communications
    Holdings, Inc.                         41,500        1,727
-  Glenayre Technologies, Inc.            152,512        1,725
   Cullen/Frost Bankers, Inc.              66,480        1,712
   United Water Resources, Inc.            50,044        1,711
-  SERENA Software, Inc.                   55,300        1,711
   Metris Cos., Inc.                       47,914        1,710
   Clayton Homes Inc.                     185,996        1,709
-  The Neiman Marcus Group, Inc.
    Class A                                61,155        1,709
   Peoples Bank Bridgeport                 80,850        1,708
-  Andrx Corp.                             40,300        1,705
   UST Corp.                               53,700        1,705
-  Antec Corp.                             46,700        1,705
   Franchise Finance Corp. of
     America REIT                          71,200        1,704
-  Learning Tree International, Inc.       60,800        1,702
-  TenFold Corp.                           42,600        1,701
   Lancaster Colony Corp.                  51,215        1,696
-  Veeco Instruments, Inc.                 36,200        1,695
-  Sicor, Inc.                            218,607        1,694
-  Thermo Instrument Systems, Inc.        152,258        1,694
   Callaway Golf Co.                       95,700        1,693
   Harsco Corp.                            53,232        1,690
-  Midway Games Inc.                       70,581        1,690
   Meritor Automotive, Inc.                87,200        1,690
-  American Management
    Systems, Inc.                          53,825        1,689
-  NextCard, Inc.                          58,400        1,686
-  Modis Professional Services Inc.       118,000        1,681
-  Sensormatic Electronics Corp.           96,361        1,680
-  INSO Corp.                              51,900        1,674
-  Medicis Pharmaceutical Corp.            39,324        1,674
-  Devry, Inc.                             89,800        1,673
   U.S. Industries, Inc.                  119,390        1,671

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
-  Ardent Software, Inc.                   42,844   $    1,671
   Houghton Mifflin Co.                    39,600        1,671
-  HotJobs.com Ltd.                        38,200        1,669
-  Verity, Inc.                            39,200        1,668
-  Zomax Inc.                              36,800        1,665
   HON Industries, Inc.                    75,900        1,665
-  Interlink Electronics Inc.              28,300        1,663
-  Tut Systems, Inc.                       31,000        1,662
-  Marine Drilling Co., Inc.               73,900        1,658
-  Datastream Systems, Inc.                67,500        1,658
-  Webvan Group Inc.                      100,400        1,657
-  AmeriCredit Corp.                       89,433        1,655
-  Mueller Industries Inc.                 45,532        1,651
-  Network Access Solutions Corp.          50,000        1,650
-  Dendrite International, Inc.            48,600        1,646
-  Advanced Energy Industries, Inc.        33,300        1,640
-  MAXIMUS, Inc.                           48,294        1,639
-  Inhale Therapeutic Systems              38,500        1,639
-  Zoran Corp.                             29,300        1,633
   Ethan Allen Interiors, Inc.             50,900        1,632
-  The Profit Recovery Group
    International, Inc.                    61,350        1,630
-  ICOS Corp.                              55,600        1,626
-  Cygnus Inc.                             89,100        1,626
-  Korn/Ferry International                44,700        1,626
   Arden Realty Group, Inc. REIT           81,000        1,625
-  Concentric Network Corp.                52,700        1,624
-  Forrester Research, Inc.                23,500        1,619
   FactSet Research Systems Inc.           20,300        1,616
-  Ocean Energy, Inc.                     208,442        1,615
-  Breakaway Solutions, Inc.               22,100        1,613
-  Power Integrations, Inc.                33,600        1,611
   Interstate Bakeries Corp.               88,800        1,609
-  OnDisplay, Inc.                         17,700        1,608
-  International Home Foods, Inc.          92,400        1,605
   Centura Banks, Inc.                     36,339        1,603
   Washington Gas Light Corp.              58,302        1,603
-  Mastec Inc.                             35,983        1,601
   Reinsurance Group of
    America, Inc.                          57,700        1,601
-  AppliedTheory Corp.                     57,600        1,598
-  Prodigy Communications Corp.            82,400        1,596
-  SciQuest.com, Inc.                      20,000        1,590
   DENTSPLY International Inc.             67,200        1,588
-  United Rentals, Inc.                    92,552        1,585
-  Borders Group, Inc.                     98,600        1,584
   Health Care Properties Investors
    REIT                                   66,300        1,583
   Noble Affiliates, Inc.                  73,736        1,581
-  Expedia Inc.                            45,160        1,581
-  Coherent, Inc.                          59,046        1,579
   Corn Products International, Inc.       48,200        1,579
-  Neuberger Berman Inc.                   63,400        1,577
-  CyberSource Corp.                       30,400        1,573
   TJ International, Inc.                  37,400        1,571
   USFreightways Corp.                     32,800        1,570
   Questar Corp.                          104,530        1,568
-  Black Box Corp.                         23,400        1,568
   Cordant Technologies, Inc.              47,500        1,567
-  Pinnacle Systems, Inc.                  38,454        1,565
-  Myriad Genetics, Inc.                   34,000        1,564
-  Foundation Health Systems
    Class A                               157,332        1,563
-  Imation Corp.                           46,580        1,563
-  Oak Technology, Inc.                   165,500        1,562
-  Ditech Communications Corp.             16,700        1,561
-  Apex Inc.                               48,250        1,556
   Fulton Financial Corp.                  86,409        1,555
   Roper Industries Inc.                   41,100        1,554
-  Alkermes, Inc.                          31,600        1,552
-  AmeriSource Health Corp.               102,208        1,552
-  Telcom Semiconductor, Inc.              73,800        1,550
   Arthur J. Gallagher & Co.               23,900        1,547
-  Associated Group, Inc.                  16,956        1,547
   Camden Property Trust REIT              56,461        1,546
   Minnesota Power, Inc.                   91,200        1,545
-  Maker Communications, Inc.              36,100        1,543
-  Digital River, Inc.                     46,300        1,542
-  Celgene Corp.                           22,000        1,540
   Forest City Enterprise Class A          55,000        1,540
-  Mastech Corp.                           62,200        1,539
-  Silicon Valley Bancshares               31,100        1,539
-  Mpath Interactive, Inc.                 57,800        1,539
   Datascope Corp.                         38,400        1,536
-  Whole Foods Market, Inc.                33,100        1,535
-  Pacific Sunwear of California           47,969        1,529
   Mercury General Corp.                   68,700        1,529
-  Eagle USA Airfreight, Inc.              35,400        1,527
-  Station Casinos, Inc.                   68,000        1,526
-  Tekelec                                 67,800        1,525
-  Trigon Healthcare, Inc.                 51,662        1,524
-  ChoicePoint Inc.                        36,800        1,523
-  Tanning Technology Corp.                25,800        1,521
-  Men's Wearhouse, Inc.                   51,704        1,519
   Penton Media, Inc. Class A              63,116        1,515
   Western Resources, Inc.                 89,103        1,515
-  Orbital Sciences Corp.                  81,600        1,515
-  Linens 'n Things, Inc.                  51,100        1,514
   Teleflex Inc.                           48,300        1,512
-  Cirrus Logic                           113,600        1,512
-  TiVo Inc.                               44,800        1,512
-  Scholastic Corp.                        24,300        1,511
-  Project Software &
    Development, Inc.                      27,200        1,510
-  Lynx Therapeutics Inc.                  46,525        1,506
-  Stillwater Mining Co.                   47,250        1,506
-  GlobeSpan, Inc.                         23,100        1,504
   Energy North, Inc.                      27,311        1,504
-  Plantronics, Inc.                       21,000        1,503
-  Hanover Compressor Co.                  39,700        1,499
   FelCor Lodging Trust, Inc. REIT         85,637        1,499
-  Speedway Motorsports, Inc.              53,800        1,496
   CMP Group Inc.                          54,267        1,496
   Regency Realty Corp. REIT               74,700        1,494
-  Digital Impact, Inc.                    29,800        1,494
-  PanAmSat Corp.                          25,100        1,490
   National Computer Systems, Inc.         39,600        1,490
   Valhi, Inc.                            141,800        1,489
-  MIPS Technologies, Inc.                 28,600        1,487
-  Furniture Brands International Inc.     67,500        1,485
-  Blyth Industries, Inc.                  60,450        1,485
-  Vertex Pharmaceuticals, Inc.            42,400        1,484

--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  Brightpoint, Inc.                      113,000   $    1,483
-  Powerwave Technologies, Inc.            25,400        1,483
-  Saga Systems, Inc.                      74,300        1,481
   HRPT Properties Trust REIT             164,200        1,478
   National Data Corp.                     43,539        1,478
-  ITXC Corp.                              43,900        1,476
   Trinity Industries, Inc.                51,900        1,476
   Equitable Resources, Inc.               44,150        1,473
-  S3, Inc.                               127,032        1,469
-  SportsLine.com, Inc.                    29,300        1,469
-  ImClone Systems, Inc.                   37,000        1,466
-  MICROS Systems, Inc.                    19,752        1,462
-  Workflow Management, Inc.               51,045        1,461
   Claire's Stores, Inc.                   65,300        1,461
-  American Classic Voyager Co.            41,700        1,459
   Commerce Bancorp, Inc.                  35,985        1,455
-  Gadzoox Networks, Inc.                  33,400        1,455
-  SITEL Corp.                            207,600        1,453
   Hartford Life, Inc.                     33,000        1,452
-  Sangstat Medical Corp.                  48,800        1,452
-  The SABRE Group Holdings, Inc.          28,300        1,450
-  ETEC Systems, Inc.                      32,300        1,449
-  Juno Online Services, Inc.              40,300        1,448
-  Aware, Inc.                             39,800        1,448
-  Safety-Kleen Corp.                     127,925        1,447
   Foremost Corp. of America               51,000        1,447
   Allied Capital Corp.                    79,020        1,447
-  Multex.com Inc.                         38,400        1,445
-  Lone Star Technologies, Inc.            51,800        1,444
-  Dycom Industries, Inc.                  32,700        1,441
   Colonial BancGroup, Inc.               138,400        1,436
-  Vical, Inc.                             47,900        1,434
-  Amylin Pharmaceuticals, Inc.           171,600        1,432
-  Techne                                  26,000        1,432
-  24/7 Media, Inc.                        25,400        1,429
-  Allied Riser Communications Corp.       69,000        1,427
   Methode Electronics, Inc. Class A       44,400        1,426
-  EMCORE Corp.                            41,900        1,425
-  Cerner Corp.                            72,230        1,422
-  Haemonetics Corp.                       59,700        1,422
-  Newfield Exploration Co.                53,100        1,420
-  Persistence Software, Inc.              63,100        1,420
-  Kent Electronics Corp.                  62,400        1,420
   York International Corp.                51,700        1,418
-  Complete Business Solutions, Inc.       56,444        1,418
   Tootsie Roll Industries, Inc.           43,034        1,417
-  Timberland Co.                          26,800        1,417
   RPM Inc. (Ohio)                        139,080        1,417
-  Swift Transportation Co., Inc.          80,325        1,416
-  Procom Technology, Inc.                 53,400        1,415
-  Mission Critical Software, Inc.         20,200        1,414
-  Universal Health Services Class B       39,273        1,414
-  Dollar Thrifty Automotive
    Group, Inc.                            59,060        1,414
   Cousins Properties, Inc. REIT           41,620        1,412
-  Unify Corp.                             51,574        1,412
-  Excalibur Technologies Corp.            68,400        1,411
-  Alpha Industries, Inc.                  24,600        1,410
-  Smithfield Foods, Inc.                  58,700        1,409
-  Integrated Silicon Solution, Inc.       84,900        1,406
   Mentor Corp.                            54,438        1,405
   John Nuveen Co. Class A                 38,943        1,404
-  Imperial Bancorp                        58,185        1,404
-  Luminant Worldwide Corp.                30,800        1,401
   Donaldson Co., Inc.                     58,200        1,400
   Omnicare, Inc.                         116,700        1,400
-  AnnTaylor Stores Corp.                  40,600        1,398
-  PSW Technologies. Inc.                  70,100        1,398
-  TALK.com, Inc.                          78,700        1,397
-  Accrue Software, Inc.                   25,800        1,396
-  Splitrock Services, Inc.                70,200        1,395
-  O'Reilly Automotive, Inc.               64,800        1,393
   Harman International
    Industries, Inc.                       24,814        1,393
-  AXENT Technologies, Inc.                66,300        1,392
   Valero Energy Corp.                     70,000        1,391
   Graco, Inc.                             38,765        1,391
   Borg-Warner Automotive, Inc.            34,331        1,390
   Air Express International Corp.         42,950        1,388
   Wicor, Inc.                             47,500        1,386
-  Network Plus Corp.                      66,000        1,386
-  QAD Inc.                                99,400        1,385
   United Asset Management Corp.           74,600        1,385
   Carlisle Co., Inc.                      38,446        1,384
-  PC Connection, Inc.                     40,100        1,383
   Hudson City Bancorp, Inc.              102,800        1,381
-  Advanced Communications
    Group, Inc.                           101,300        1,380
-  General Semiconductor, Inc.             97,150        1,378
-  Com21, Inc.                             61,300        1,375
   First Midwest Bancorp                   51,900        1,375
   Everest Reinsurance
    Holdings, Inc.                         61,600        1,374
   Jack Henry & Associates                 25,600        1,374
   Liberty Financial Cos., Inc.            59,900        1,374
   Washington Federal Inc.                 69,522        1,373
   Bergen Brunswig Corp. Class A          164,854        1,370
-  Aztar Corp.                            125,900        1,369
-  NYFIX, Inc.                             48,150        1,366
-  Enzo Biochem, Inc.                      30,300        1,365
-  Cumulus Media Inc.                      26,900        1,365
   Mitchell Energy &
    Development Corp. Class A              61,800        1,363
-  IPC Communications, Inc.                19,200        1,363
   Webster Financial Corp.                 57,832        1,363
   Citizens Banking Corp.                  60,838        1,361
-  The Topps Co., Inc.                    131,040        1,360
-  Syntel, Inc.                            83,905        1,358
   Hospitality Properties Trust REIT       71,000        1,353
-  Lands' End, Inc.                        38,900        1,352
-  Micron Electronics, Inc.               121,500        1,352
-  CapRock Communications Corp.            41,600        1,349
-  Laboratory Corp. of America            365,844        1,349
-  Molecular Devices Corp.                 25,900        1,347
-  Cellstar Corp.                         135,805        1,341
-  Anixter International Inc.              65,000        1,341
   MDU Resources Group, Inc.               67,025        1,340
-  NetManage, Inc.                        271,457        1,340
   Airborne Freight Corp.                  60,920        1,340
   Commercial Federal Corp.                75,197        1,339
-  EarthWeb Inc.                           26,600        1,338
   John Wiley & Sons Class A               79,800        1,337

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
-  Pharmacyclics, Inc.                     32,377   $    1,336
-  Azurix Corp.                           148,800        1,330
   COMSAT Corp.                            66,852        1,329
   WestAmerica Bancorporation              47,496        1,327
-  Oxford Health Plan                     104,400        1,325
-  R.H. Donnelley Corp.                    70,100        1,323
-  DuPont Photomasks, Inc.                 27,400        1,322
-  DSP Group Inc.                          14,200        1,321
-  Teligent, Inc.                          21,300        1,315
   Elcor Corp.                             43,650        1,315
   MacDermid, Inc.                         32,000        1,314
-  Hadco Corp.                             25,751        1,313
-  Cable Design Technologies               57,072        1,313
-  Artisoft, Inc.                          72,700        1,309
-  Globecomm Systems, Inc.                 51,700        1,305
   Arrow International, Inc.               45,000        1,305
-  Insight Enterprises, Inc.               31,882        1,295
   First Industrial Realty Trust REIT      47,200        1,295
   Chicago Title Corp.                     27,974        1,294
-  ZixIt Corp.                             32,650        1,294
   United Dominion Realty Trust REIT      131,000        1,294
   Wellman, Inc.                           69,455        1,294
   BRE Properties Inc. Class A REIT        57,000        1,293
   Church & Dwight, Inc.                   48,400        1,292
-  Renal Care Group, Inc.                  55,215        1,291
-  Internet.com Corp.                      24,700        1,291
-  WebTrends Corp.                         15,900        1,288
   Kennametal, Inc.                        38,255        1,286
-  Sinclair Broadcast Group, Inc.         105,400        1,286
-  Marimba, Inc.                           27,900        1,285
-  Concur Technologies, Inc.               44,300        1,285
   Universal Foods Corp.                   63,024        1,284
   Dexter Corp.                            32,300        1,284
-  ONYX Software Corp.                     34,700        1,284
-  Photronics Labs Inc.                    44,796        1,282
   United Bankshares, Inc.                 53,700        1,282
   Weingarten Realty Investors REIT        32,900        1,281
-  Preview Systems, Inc.                   19,740        1,281
-  PairGain Technologies, Inc.             90,200        1,280
-  USDATA Corp., Inc.                      92,150        1,279
-  Radio Unica Corp.                       44,200        1,276
-  Ralcorp Holdings, Inc.                  64,000        1,276
-  American Software, Inc. Class A        124,250        1,274
-  Maxygen                                 17,900        1,271
   Charles E. Smith Residential
    Realty, Inc. REIT                      35,900        1,270
   Helix Technology Corp.                  28,300        1,268
-  Cytec Industries, Inc.                  54,800        1,267
   One Valley Bancorp of
    West Virginia Inc.                     41,368        1,267
   Keystone Financial, Inc.                60,100        1,266
   IndyMac Mortgage Holdings, Inc.
    REIT                                   99,200        1,265
-  Primark Corp.                           45,431        1,264
-  Metamor Worldwide, Inc.                 43,350        1,263
-  Computer Outsourcing
   Services, Inc.                          50,000        1,262
-  Barrett Resources Corp.                 42,850        1,261
    IDACORP, Inc.                          47,000        1,260
-  AGENCY.COM Inc.                         24,700        1,260
   Rollins Truck Leasing                  105,462        1,259
   Greif Brothers Corp. Class A            42,300        1,258
   Alexander & Baldwin, Inc.               55,100        1,257
   Texas Industries, Inc.                  29,514        1,256
   Ohio Casualty Corp.                     78,112        1,255
-  Caremark Rx, Inc.                      247,772        1,254
-  Argosy Gaming Co.                       80,500        1,253
   HSB Group Inc.                          37,014        1,252
-  Hanover Direct, Inc.                   344,876        1,250
   WFS Financial, Inc.                     59,060        1,248
   Student Loan Corp.                      25,000        1,247
-  Advent Software, Inc.                   19,350        1,247
   N L Industries, Inc.                    82,700        1,246
-  Vintage Petroleum, Inc.                103,200        1,245
-  American Mobile
    Satellite Corp., Inc.                  59,000        1,243
-  Policy Management Systems Corp.         48,528        1,240
-  Convergent Communications, Inc.         78,100        1,240
-  BOK Financial Corp.                     61,344        1,239
   Sun Communities, Inc. REIT              38,500        1,239
-  High Speed Access Corp.                 68,800        1,238
   Westpoint Stevens, Inc.                 70,714        1,237
-  Sirius Satellite Radio, Inc.            27,800        1,237
-  Dionex Corp.                            30,000        1,236
   MascoTech Inc.                          97,385        1,236
-  eGain Communications Corp.              32,700        1,234
-  Bally Total Fitness Holding Corp.       45,896        1,225
   Eastern Utilities Associates            40,381        1,224
-  Young Broadcasting Inc.                 24,000        1,224
-  Information Holdings Inc.               42,100        1,224
-  Sanchez Computer
    Associates, Inc.                       29,700        1,223
   Gaylord Entertainment Co.
    Class A                                40,757        1,220
-  CEC Entertainment Inc.                  42,961        1,219
-  Rainbow Technologies, Inc.              52,400        1,218
-  United Stationers, Inc.                 42,588        1,216
   Advanta Corp. Class A                   66,602        1,215
-  BioCryst Pharmaceuticals, Inc.          41,200        1,215
   SJW Corp.                               10,100        1,215
   Yankee Energy Systems                   27,577        1,212
-  Artisan Components, Inc                 58,700        1,212
-  Atlas Air, Inc.                         44,087        1,210
   Park National Corp.                     12,600        1,210
   Alpharma, Inc. Class A                  39,283        1,208
-  MGC Communications, Inc.                23,800        1,208
   United Illuminating Co.                 23,400        1,202
   Walden Residential Properties,
    Inc. REIT                              55,500        1,200
   Newport News Shipbuilding Inc.          43,595        1,199
-  Best Software, Inc.                     40,600        1,198
-  MedQuist, Inc.                          46,400        1,198
-  Latitude Communications, Inc.           45,800        1,197
-  Trimble Navigation Ltd.                 55,300        1,196
   AGL Resources Inc.                      70,300        1,195
-  Mentor Graphics Corp.                   90,600        1,195
-  Pre-Paid Legal Services, Inc.           49,700        1,193
-  99 Cents Only Stores                    31,103        1,190
   First Financial Bancorp                 55,638        1,189
   John H. Harland Co.                     64,900        1,188
-  Alaska Air Group, Inc.                  33,800        1,187
-  IDX Systems Corp.                       37,982        1,187
   Lincoln Electric Holdings               57,452        1,185
-  Net Perceptions, Inc.                   28,200        1,184

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
--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  Venator Group, Inc.                    169,200   $    1,184
-  Choice Hotel International, Inc.        69,100        1,183
   Commercial Metals Co.                   34,866        1,183
-  Quest Diagnostics, Inc.                 38,700        1,183
-  Columbia Sportswear Co.                 55,000        1,182
   Richmond County Financial Corp.         65,450        1,182
-  Boise Cascade Office
    Products Corp.                         78,776        1,182
   Belden, Inc.                            56,200        1,180
-  ADVO, Inc.                              49,675        1,180
   LNR Property Corp.                      59,250        1,178
   P.H. Glatfelter Co.                     80,800        1,177
   Casey's General Stores                 112,600        1,175
-  Spiegel, Inc. Class A                  167,000        1,174
-  Atwood Oceanics, Inc.                   30,400        1,174
   Washington REIT                         78,200        1,173
   Aquarion Co.                            31,673        1,172
   Crawford & Co. Class B                  86,000        1,172
   Overseas Shipholding Group Inc.         79,100        1,172
-  Kaiser Aluminum &
    Chemical Corp.                        152,200        1,170
-  Eclipsys Corp.                          45,600        1,168
   The Toro Co.                            31,300        1,168
   Polymer Group, Inc.                     63,900        1,166
-  Ingram Micro, Inc.                      88,800        1,166
   Hawaiian Electric Industries Inc.       40,335        1,165
-  US LEC Corp. Class A                    36,100        1,164
   Lennar Corp.                            71,639        1,164
-  Presstek, Inc                           83,900        1,164
-  STAR Telecommunications, Inc.          147,000        1,162
   Mark IV Industries, Inc.                65,632        1,161
   Home Properties of New York,
    Inc. REIT                              42,300        1,161
   Kellwood Co.                            59,700        1,160
-  Apria Healthcare                        64,680        1,160
-  Meridian Gold Co.                      170,100        1,159
   BancorpSouth, Inc.                      71,000        1,158
-  Silicon Valley Group, Inc.              65,200        1,157
   Duff & Phelps Credit Rating             13,000        1,156
-  RadiSys Corp.                           22,650        1,155
   IDEX Corp.                              38,000        1,154
   Kelly Services, Inc. Class A            45,937        1,154
   Piedmont Natural Gas, Inc.              38,146        1,154
-  Telescan, Inc.                          46,700        1,153
   Advanced Marketing Services             40,500        1,152
-  America West Holdings Corp.
    Class B                                55,500        1,152
-  Hyseq, Inc.                             67,700        1,151
   Brady Corp. Class A                     33,900        1,150
   Greater Bay Bancorp                     26,700        1,145
-  Chico's Fas, Inc.                       30,386        1,143
-  Alliance Pharmaceutical Corp.          155,000        1,143
-  CenterSpan
    Communications Corp.                   35,300        1,143
-  Airnet Communications Corp.             31,390        1,142
   Polaris Industries, Inc.                31,450        1,140
   Northwestern Corp.                      51,800        1,140
   Carter-Wallace, Inc.                    63,500        1,139
-  Applied Microsystems Corp.             100,100        1,139
-  El Paso Electric Co.                   115,966        1,138
-  Dal-Tile International Inc.            112,200        1,136
   Dole Food Co.                           69,900        1,136
   Aptargroup Inc.                         45,200        1,136
-  Cal Dive International, Inc.            34,200        1,133
   Heller Financial, Inc.                  56,453        1,133
-  Winfield Capital Corp.                  30,200        1,132
-  Michaels Stores, Inc.                   39,700        1,131
   Raymond James Financial, Inc.           60,537        1,131
-  Transaction Systems
    Architects, Inc.                       40,374        1,130
-  Interface Systems Inc.                  45,600        1,129
-  PriceSmart, Inc.                        28,800        1,129
-  Southwest Bancorporation of
    Texas, Inc.                            56,900        1,127
-  iBasis, Inc.                            39,200        1,127
-  General DataComm
    Industries, Inc.                      170,100        1,127
-  National-Oilwell, Inc.                  71,800        1,126
-  The Yankee Candle Company, Inc.         69,000        1,126
-  Playtex Products, Inc.                  73,200        1,125
-  American Freightways                    69,500        1,125
-  Jacobs Engineering Group Inc.           34,600        1,124
   Roadway Express Inc.                    52,000        1,124
-  PETsMART, Inc.                         195,500        1,124
-  Journal Register Co.                    72,800        1,124
-  Iomega Corp.                           332,900        1,124
-  Pioneer Natural Resources Co.          125,656        1,123
   Manitowac Co., Inc.                     33,000        1,122
   Nordson Corp.                           23,240        1,121
-  Applix, Inc.                            62,079        1,121
   Presidential Life Corp.                 61,000        1,121
   Commerce Group, Inc.                    42,900        1,121
   Albemarle Corp.                         58,382        1,120
   Spartech Corp.                          34,700        1,119
   Investment Technology Group, Inc.       38,911        1,119
-  Cybex Computer Products Corp.           27,600        1,118
   Olsten Corp.                            98,730        1,117
   D. R. Horton, Inc.                      80,800        1,116
   Capitol Federal Financial              114,400        1,115
   Ruby Tuesday, Inc.                      61,324        1,115
-  Plasma-Therm, Inc.                      91,000        1,115
-  K-V Pharmaceutical Co. Class A          50,750        1,113
   Pittston Brink's Group                  50,600        1,113
-  Littelfuse, Inc.                        45,800        1,111
-  Dura Pharmaceuticals, Inc.              79,708        1,111
   Westfield America, Inc. REIT            90,200        1,111
   A. Schulman Inc.                        68,062        1,110
   Michael Foods Group, Inc.               45,055        1,109
   United National Bancorp                 49,808        1,105
   Reckson Associates Realty
    Corp. REIT                             53,900        1,105
   Minerals Technologies, Inc.             27,500        1,102
-  TeleBanc Financial Corp.                42,300        1,100
   Bank United Corp. Class A               40,300        1,098
-  First Consulting Group, Inc.            70,742        1,097
   La-Z-Boy Inc.                           65,200        1,096
-  Egghead.com, Inc.                       67,614        1,095
-  Sunglass Hut International, Inc.        97,174        1,093
-  ICG Communications, Inc.                58,200        1,091
   Philadelphia Suburban Corp.             52,700        1,090
-  Segue Software, Inc.                    43,600        1,090
   Olin Corp.                              55,000        1,090
-  Triarc Cos., Inc. Class A               59,300        1,090
-  MessageMedia Inc.                       77,400        1,088

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
--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
   Dreyer's Grand Ice Cream, Inc.          63,900   $    1,086
-  Markel Corp.                             7,000        1,085
-  Penwest Pharmaceuticals Co.             70,963        1,082
   Gerber Scientific, Inc.                 49,300        1,082
-  Pac-West Telecom, Inc.                  40,810        1,081
   Storage USA, Inc. REIT                  35,600        1,077
   Pogo Producing Co.                      52,500        1,076
   Pultizer, Inc.                          26,682        1,076
-  Commonwealth Telephone
    Enterprises, Inc.                      20,300        1,073
   Geon Co.                                33,000        1,073
-  ATMI, Inc.                              32,400        1,071
   H.B. Fuller Co.                         19,150        1,071
   Detroit Diesel Corp.                    55,822        1,071
-  SmartDisk Corp.                         32,700        1,071
-  Value City Department Stores, Inc.      70,800        1,071
-  Fairfield Communities, Inc.             99,500        1,070
-  ProBusiness Services, Inc.              29,700        1,069
   Pioneer Standard Electronics Inc.       74,025        1,069
-  Symyx Technologies                      35,600        1,068
-  Avant! Corp.                            71,190        1,068
-  SCM Microsystems,Inc.                   16,700        1,068
-  Genrad, Inc.                            66,211        1,068
-  Cysive, Inc.                            14,800        1,067
-  Schein Pharmaceutical, Inc.             87,900        1,066
   American Annuity Group Inc.             59,178        1,065
-  Zamba Corp.                             61,300        1,065
   Kaydon Corp.                            39,700        1,064
-  Barr Labs Inc.                          33,900        1,064
   Liberty Corp.                           25,200        1,063
-  Paradyne Networks, Inc.                 39,000        1,063
   J.M. Smucker Co. Class A                54,500        1,063
-  ClickAction, Inc.                       36,100        1,063
-  Associated Group, Inc. Class B          11,550        1,063
   Avista Corp.                            68,700        1,061
   Alexandria Real Estate Equities,
    Inc. REIT                              33,300        1,059
-  InsWeb Corp.                            41,400        1,058
   Caraustar Industries, Inc.              44,000        1,056
   National Bankcorp of Alaska Inc.        37,600        1,055
-  MEMC Electronic Materials, Inc.         86,100        1,055
   Summit Properties, Inc. REIT            58,900        1,053
   Whitney Holdings                        28,400        1,053
-  Amerco, Inc.                            42,100        1,052
-  Houston Exploration Co.                 53,100        1,052
-  XETA Corp.                              31,700        1,052
   OM Group, Inc.                          30,500        1,050
-  Too Inc.                                60,800        1,049
   StanCorp Financial Group, Inc.          41,600        1,048
   TNP Enterprises, Inc.                   25,400        1,048
-  Windmere-Durable Holdings Inc.          61,598        1,047
   Applebee's International, Inc.          35,418        1,045
-  Tickets.com, Inc.                       72,900        1,043
-  TheStreet.com, Inc.                     54,350        1,043
   Independence Community
     Bank Corp.                            83,400        1,043
-  Handleman Co.                           77,900        1,042
   Cleco Corp.                             32,492        1,042
   Telxon Corp.                            65,100        1,042
   Chittenden Corp.                        35,153        1,041
-  Interneuron Pharmaceutical, Inc.       182,000        1,041
-  PLX Technology, Inc.                    54,900        1,040
-  Varian Semiconductor
    Equipment Associates, Inc.             30,500        1,037
-  Grey Wolf, Inc.                        360,600        1,037
   UMB Financial Corp.                     27,458        1,037
   The Ackerley Group, Inc.                57,100        1,035
-  Alliant Techsystems, Inc.               16,600        1,034
-  Bush Boake Allen, Inc.                  42,100        1,034
-  GTech Holdings Corp.                    47,000        1,034
   Mid-America Bancorp                     36,239        1,033
   First American Financial Corp.          82,900        1,031
-  Duane Reade Inc.                        37,400        1,031
   CONSOL Energy, Inc.                    101,800        1,031
   Horace Mann Educators Corp.             52,500        1,030
-  Sequa Corp. Class A                     19,100        1,030
-  Vertel Corp.                           189,391        1,030
   CenterPoint Properties Corp. REIT       28,700        1,030
-  Net2Phone, Inc.                         22,400        1,029
   Enterprise Products Partners L.P.       55,800        1,029
   Longview Fibre Co.                      72,170        1,028
-  Miami Computer Supply Corp.             27,700        1,028
-  Management Network Group Inc.           31,500        1,028
-  Alexander's, Inc.                       13,000        1,027
-  The Source Information
    Management Co.                         61,300        1,027
   Russ Berrie and Co., Inc.               39,100        1,026
   Selective Insurance Group               59,700        1,026
-  Players International, Inc.            124,800        1,026
-  EntreMed, Inc.                          40,000        1,025
   Pride International Inc.                70,000        1,024
   Community First Bankshares              64,916        1,022
   Western Gas Resources, Inc.             77,500        1,022
-  MGI Pharma, Inc.                        85,500        1,021
-  Ames Department Stores, Inc.            35,409        1,020
-  Nuevo Energy Co.                        54,300        1,018
   MAF Bancorp, Inc.                       48,571        1,017
   Oneida Ltd.                             46,733        1,016
-  Jack in the Box Inc.                    49,100        1,016
   UNITILI Corp.                           28,400        1,015
   Chateau Communities, Inc. REIT          39,112        1,014
-  WMS Industries, Inc.                    77,250        1,014
   Meditrust Corp. REIT                   184,169        1,013
-  Anchor Gaming                           23,301        1,012
   Chelsea GCA Realty, Inc. REIT           34,000        1,012
-  Integral Systems, Inc.                  22,900        1,010
   MeriStar Hospitality Corp. REIT         63,031        1,008
   Pacific Gulf Properties, Inc. REIT      49,800        1,008
-  Micro Warehouse Inc.                    54,500        1,008
-  UCAR International, Inc.                56,600        1,008
-  Specialty Equipment Cos., Inc.          42,100        1,008
   AGCO Corp.                              74,900        1,006
   Berry Petroleum Class A                 66,500        1,006
   First Citizens BancShares Class A       14,400        1,004
-  Hot Topic, Inc.                         43,200        1,004
   Reliance Group Holdings                150,114        1,004
-  McMoRan Exploration Co.                 47,490        1,003
   Sodexho Marriott Services, Inc.         77,100        1,002
-  Biomatrix, Inc.                         52,048        1,002
-  Ascent Entertainment Group, Inc.        78,863        1,001
   United Dominion Industries Ltd.         50,185        1,001
-  Quanta Services, Inc.                   35,400        1,000

--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  Research Frontiers, Inc.                67,500   $    1,000
-  National Discount Brokers
    Group, Inc.                            37,900        1,000
   Vital Signs, Inc.                       43,664          999
   Hussman International, Inc.             66,300          999
-  National Processing, Inc.              112,500          998
   Georgia Gulf Corp.                      32,782          998
-  Avis Rent A Car, Inc.                   39,000          997
   Trustco Bank                            74,952          993
   E.W. Blanch Holdings, Inc.              16,200          992
-  Shorewood Packaging Corp.               52,350          991
-  Coleman Inc.                           106,400          991
   JSB Financial                           19,099          991
   Universal Corp.                         43,400          990
   Prentiss Properties Trust REIT          47,100          989
-  Continental Materials Corp.             43,000          989
-  Spectrian Corp.                         35,000          989
   New Jersey Resources Corp.              25,300          988
   Bradley Real Estate Inc. REIT           56,637          988
   White Mountains Insurance
    Group Inc.                              8,185          986
   Bedford Property Investors, Inc.
    REIT                                   57,800          986
   A.O. Smith Corp.                        45,050          985
   Tredegar Corp.                          47,600          985
   Deb Shops, Inc.                         53,200          984
   Koger Equity, Inc. REIT                 58,300          984
   Pennzoil-Quaker State Co.               96,555          984
   Staten Island Bancorp, Inc.             54,600          983
-  Charles River Associates Inc.           29,300          982
   The Trust Co. of New Jersey             42,900          981
-  Mid Atlantic Medical
    Services, Inc.                        118,000          981
-  Papa John's International, Inc.         37,593          980
   JLG Industries, Inc.                    61,600          978
-  Netopia, Inc.                           18,000          978
-  CUNO Inc.                               47,200          977
-  Steel Dynamics, Inc.                    61,300          977
-  Terex Corp.                             35,200          977
   Ruddick Corp.                           63,000          976
-  DBT Online Inc.                         40,054          976
   Developers Diversified Realty
    Corp. REIT                             75,800          976
   Centex Construction Products,Inc.       25,000          975
-  Oceaneering International, Inc.         65,200          974
   Arvin Industries, Inc.                  34,300          973
   Town & Country Trust REIT               54,200          972
-  Sonosite, Inc.                          30,679          970
-  Artesyn Technologies, Inc.              46,200          970
-  PlanetRx.com, Inc.                      66,900          970
-  SPSS, Inc.                              38,400          970
   Pope & Talbot, Inc.                     60,500          968
   Rollins, Inc.                           64,500          967
-  Universal Display Corp.                 57,700          966
-  Allen Telecom Inc.                      83,440          965
   Cambrex Corp.                           28,000          964
   Republic Bancorp, Inc.                  79,349          963
-  Fritz Cos., Inc.                        91,500          961
-  Liquid Audio, Inc.                      36,600          961
   Ferro Corp.                             43,662          961
-  Rainmaker Systems, Inc.                 47,400          960
   RGS Energy Group Inc.                   46,648          959
   AmerUs Life Holdings, Inc.              41,700          959
-  Hutchinson Technology, Inc.             45,100          958
-  NCO Group, Inc.                         31,800          958
   Alfa Corp.                              58,600          956
-  Yellow Corp.                            56,800          955
   Arnold Industries, Inc.                 67,800          953
   Regal-Beloit Corp.                      46,200          953
   Fidelity National Financial, Inc.       66,190          951
   Curtiss-Wright Corp.                    25,800          951
-  Global Industries Ltd.                 110,100          950
   Mid-America Apartment
    Communities, Inc. REIT                 41,900          948
   Federal Realty Investment
    Trust REIT                             50,300          946
-  IGEN International, Inc.                31,800          946
-  Professional Detailing, Inc.            31,600          946
   International Bancshares Corp.          21,366          945
-  URS Corp.                               43,558          945
-  P-Com, Inc.                            106,800          945
   Baldor Electric Co.                     52,006          943
-  GST Telecommunications Inc.            103,700          940
-  Mail-Well, Inc.                         69,600          940
   Reliance Bancorp, Inc.                  27,200          938
   Bel Fuse, Inc.- Class B                 39,200          938
-  Salton, Inc.                            28,050          938
-  Rogers Corp.                            24,500          937
   The Warnaco Group, Inc. Class A         76,078          937
   Chesapeake Corp. of Virginia            30,683          936
   Brown & Brown, Inc.                     24,400          935
-  Unifi, Inc.                             75,725          932
   Pacific Capital Bancorp                 30,300          932
-  Louis Dreyfus Natural Gas Corp.         51,400          932
   AREA Bancshares Corp.                   38,025          932
-  Varco International, Inc.               91,356          931
   EastGroup Properties, Inc. REIT         50,300          931
-  CSK Auto Corp.                          53,138          930
   ChemFirst Inc.                          42,500          930
   Justin Industries, Inc.                 62,500          930
-  HA-LO Industries, Inc.                 123,800          928
   Flowserve Corp.                         54,494          926
   Cabot Industrial Trust REIT             50,400          926
-  Bottomline Technologies, Inc.           25,700          925
-  Buffets Inc.                            92,493          925
   Lennox International Inc.              100,500          923
   Florida Rock Industries, Inc.           26,800          923
-  IHOP Corp.                              55,300          923
-  Del Webb Corp.                          37,000          923
-  Casella Waste Systems, Inc.             48,784          921
-  Arkansas Best Corp.                     76,700          920
-  ANADIGICS, Inc.                         19,500          920
   Cabot Oil & Gas Corp. Class A           57,264          920
-  Time Warner Telecom Inc.                18,400          919
-  Boyd Gaming Corp.                      158,000          918
-  Advanced Communication
    Systems, Inc.                          48,000          918
-  Troy Group, Inc.                        61,200          918
-  On Assignment, Inc.                     30,700          917
   Bindly Western Industries, Inc.         60,866          917
   Circle International Group, Inc.        41,200          917
-  Ligand Pharmaceuticals Inc.
    Class B                                71,200          917

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
--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
   Stewart & Stevenson
    Services, Inc.                         77,382   $      916
-  Transkaryotic Therapies, Inc.           23,800          916
-  Startec Global
    Communications Corp.                   42,800          915
   Taubman Co. REIT                        85,100          915
-  Vail Resorts Inc.                       51,000          915
   Federal Signal Corp.                    56,937          915
   The Macerich Co. REIT                   43,900          914
-  Canandaigua Brands, Inc. Class A        17,900          913
-  Century Business Services, Inc.        108,000          911
-  FOSSIL, INC.                            39,400          911
-  barnesandnoble.com inc.                 64,200          911
   Hancock Holding Co.                     23,485          910
-  UNOVA, Inc.                             70,000          910
-  Bell & Howell Co.                       28,600          910
-  US Oncology, Inc.                      184,232          910
-  Varian Medical Systems, Inc.            30,500          909
   Kilroy Realty Corp. REIT                41,300          909
   Merchants New York
    Bancorporation                         53,000          908
   G & K Services, Inc.                    28,025          907
-  ThermoQuest Corp.                       87,900          906
-  Basin Exploration Inc.                  51,398          906
-  E-Stamp Corp.                           40,700          906
   Quanex Corp.                            35,500          905
-  Extended Stay America, Inc.            118,500          904
   Modine Manufacturing Co.                36,100          902
   South Jersey Industries, Inc.           31,684          901
-  Pacific Gateway Exchange, Inc.          52,800          901
   Hooper Holmes, Inc.                     34,900          899
-  Newpark Resources, Inc.                146,700          899
   First Commonwealth
    Financial Corp.                        74,800          898
-  Z-Tel Technologies, Inc.                23,890          896
-  Medco Research, Inc.                    29,800          896
   Werner Enterprises, Inc.                63,675          895
-  Security Capital Group Inc. REIT
    Class B                                71,600          895
   Cato Corp. Class A                      70,800          894
-  FSI International, Inc.                 77,700          894
   Superior Industries
    International, Inc.                    33,319          893
-  Volt Information Sciences Inc.          37,400          893
   Clarcor Inc.                            49,600          893
-  Labor Ready, Inc.                       73,550          892
   Glenborough Realty Trust, Inc.
    REIT                                   66,600          891
-  STERIS Corp.                            86,316          890
-  Oxigene, Inc.                           56,961          890
-  7-Eleven, Inc.                         499,600          890
   Block Drug Co. Class A                  28,673          889
   Downey Financial Corp.                  44,020          889
-  Premiere Technologies, Inc.            126,900          888
   Wallace Computer Services, Inc.         53,400          888
   Oshkosh B Gosh, Inc. Class A            42,100          887
-  Activision, Inc.                        57,900          887
-  International Specialty
    Products, Inc.                         96,500          887
-  Cadiz Inc.                              93,200          885
   Hughes Supply, Inc.                     41,061          885
-  Tuesday Morning Corp.                   48,000          885
-  Forest Oil Corp.                        67,100          885
   West Pharmaceutical
    Services, Inc.                         28,562          884
-  iManage, Inc.                           27,500          883
-  MetaCreations Corp.                    102,662          882
   Bob Evans Farms, Inc.                   57,016          880
   American National Can Group, Inc.       67,700          880
-  Paxar Corp.                            104,300          880
   Southwest Gas Corp.                     38,200          879
-  TD Waterhouse Group, Inc.               53,400          878
-  Conmed Corp.                            33,900          877
-  Tower Automotive, Inc.                  56,800          877
-  FuelCell Energy, Inc.                   34,950          876
   Central Parking Corp.                   45,800          876
-  ShopKo Stores, Inc.                     38,055          875
   Argonaut Group, Inc.                    44,019          875
-  Citizens, Inc.                         126,046          874
   Fleming Cos., Inc.                      85,300          874
   Primex Technologies, Inc.               42,120          874
-  Scott Technologies, Inc.                46,300          874
   Chemed Corp.                            30,500          873
-  PathoGenesis Corp.                      40,600          870
-  Collateral Therapeutics, Inc.           45,500          870
   Baldwin & Lyons, Inc. Class B           39,300          870
   Nationwide Financial
    Services, Inc.                         31,100          869
-  Sola International Inc.                 62,600          869
-  Aurora Foods Inc.                       93,100          867
-  Romac International, Inc.               64,400          865
   R.L.I. Corp.                            25,450          865
-  Stericycle, Inc.                        45,900          863
-  Beringer Wine Estates
    Holdings, Inc.                         21,600          861
-  Vertex Communications Corp.             42,000          861
-  Toll Brothers, Inc.                     46,200          860
   Applied Industrial Technology, Inc.     51,750          860
-  Del Monte Foods Co.                     69,800          859
-  Gaylord Container Corp.                126,100          859
-  Bio-Rad Laboratories, Inc.
    Class A                                36,747          859
-  Thermo Fibertek, Inc.                  120,500          859
-  Digital Insight Corp.                   23,600          858
   Collins & Aikman Corp.                 149,200          858
   Bank North Group                        32,040          857
   Public Service Co. of New Mexico        52,720          857
   Regis Corp.                             45,210          853
-  Avid Technology, Inc.                   65,300          853
   First Federal Capital Corp.             58,300          853
-  Sylvan Learning Systems, Inc.           65,500          851
   Earthgrains Co.                         52,800          851
-  IDEXX Laboratories Corp.                52,800          851
   Ryland Group, Inc.                      36,900          851
-  ACX Technologies Inc.                   79,600          851
-  Scotts Co.                              21,100          849
-  ITI Technologies, Inc.                  28,300          849
-  Network Equipment
    Technologies, Inc.                     71,847          849
   Ametek Aerospace Products Inc.          44,500          848
-  Hollywood Entertainment Corp.           58,471          848
-  Rexall Sundown, Inc.                    82,194          848

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
--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
   Invacare Corp.                          42,243    $     848
   National Presto Industries, Inc.        23,863          847
   Irwin Financial Corp.                   47,400          844
-  Stone Energy Corp.                      23,700          844
   USEC Inc.                              120,600          844
-  Polo Ralph Lauren Corp.                 49,400          843
-  Checkpoint Systems, Inc.                82,726          843
   Superior Telecom Inc.                   54,579          843
   Delta & Pine Land Co.                   48,376          841
-  Wyndham International, Inc.
    Class A REIT                          285,290          838
-  Jupiter Communications, Inc.            27,700          838
-  Women.com Networks, Inc.                58,800          838
-  Exabyte Corp.                          111,700          838
-  Aphton Corp.                            54,861          837
   Kimball International, Inc. Class B     50,700          837
   Tejon Ranch Co.                         35,200          836
-  Footstar Inc.                           27,400          836
   Morgan Keegan, Inc.                     49,700          836
   Diagnostic Products Corp.               34,077          835
   Riggs National Corp.                    63,300          835
-  Swift Energy Co.                        72,479          834
   Computer Task Group, Inc.               56,108          831
-  Ben & Jerry's Homemade, Inc.
    Class A                                33,400          831
-  Rehabcare Corp.                         39,300          830
   New England Business
    Service, Inc.                          33,900          828
   Queens County Bancorp, Inc.             30,497          827
   Wausau-Mosinee Paper Corp.              70,628          825
-  Acuson Corp.                            65,638          825
-  M.S. Carriers, Inc.                     34,500          824
-  Consolidated Products Inc.              81,285          823
   Burlington Coat Factory
    Warehouse Corp.                        59,300          823
-  Geron Corp.                             64,500          822
   M.A. Hanna Co.                          74,975          820
   Coca-Cola Bottling Co.                  17,300          820
   Lawson Products, Inc.                   35,350          817
-  Airgas, Inc.                            86,000          817
-  Quorum Health Group, Inc.               87,700          817
-  Concord Communications, Inc.            18,400          816
-  Education Management Corp.              58,300          816
   Pier 1 Imports Inc.                    128,008          816
-  Wisconsin Central
    Transportation Corp.                   60,700          816
-  Maxxam Inc.                             19,000          815
   Atmos Energy Corp.                      39,812          814
   WPS Resources Corp.                     32,300          812
-  PSS World Medical, Inc.                 85,900          811
   Blockbuster Inc. Class A                60,600          811
-  Midwest Express Holdings, Inc.          25,400          810
   F.N.B. Corp.                            36,315          808
-  DSL.Net, Inc.                           55,800          806
-  Dataware Technologies, Inc.             46,600          804
-  Priority Healthcare Corp. Class A       27,753          803
-  Delphi Financial Group, Inc.            26,742          802
-  ADE Corp.                               48,600          802
-  NetIQ Corp.                             15,400          802
-  OfficeMax, Inc.                        145,700          801
-  Aavid Thermal Technologies              32,600          801
-  Boca Resorts, Inc. Class A              82,000          800
-  CDI Corp.                               33,100          799
   Precision Castparts Corp.               30,400          798
-  Objective Systems
    Integrators, Inc.                     120,400          798
   Premier National Bancorp, Inc.          43,241          797
-  JWGenesis Financial Corp.               26,900          797
   AAR Corp.                               44,400          796
   Health Care REIT, Inc.                  52,600          796
-  Genlyte Group, Inc.                     37,200          795
-  Bright Horizons Family
    Solutions, Inc.                        42,380          795
   Alliance Bancorp Inc.                   42,942          794
-  Epitope Inc.                           122,000          793
-  Meade Instruments Corp.                 27,800          792
   Innkeepers USA Trust REIT               96,500          790
-  MSC.Software Corp.                      78,000          790
-  Tesoro Petroleum Corp.                  68,300          790
   Republic Security Financial Corp.      110,341          790
   Watts Industries Class A                53,500          789
-  Perrigo Co.                             98,600          789
-  Virata Corp.                            26,400          789
-  Nortek, Inc.                            28,152          788
-  1-800 CONTACTS, Inc.                    29,100          788
   Empire District Electric Co.            34,755          786
-  Elite Information Group, Inc.           73,500          786
   CH Energy Group, Inc.                   23,800          785
-  Ultratech Stepper, Inc.                 48,700          785
   Brooke Group Ltd.                       52,500          784
   Zenith National Insurance Corp.         37,960          783
   Midas Inc.                              35,733          782
   UGI Corp. Holding Co.                   38,246          782
   Morrison Management
    Specialists, Inc.                      36,241          781
-  Wesco International, Inc.               88,050          781
   Skywest, Inc.                           27,900          781
   Nationwide Health Properties,
    Inc. REIT                              56,800          781
   HCC Insurance Holdings, Inc.            59,200          781
-  E-LOAN, Inc.                            48,000          780
-  Orthodontic Centers of
    America, Inc.                          65,100          777
   Shurgard Storage Centers, Inc.
    Class A REIT                           33,500          777
-  ITT Educational Services, Inc.          50,300          777
   JDN Realty Corp. REIT                   48,050          775
-  Paxson Communications Corp.             64,900          775
-  Veritas DGC Inc.                        55,300          774
-  IMRglobal Corp.                         61,600          774
-  NVR, Inc.                               16,200          774
   Patina Oil & Gas Corp.                  89,668          773
   Badger Meter, Inc.                      25,600          771
-  Safeskin Corp.                          63,600          771
-  Data Broadcasting Corp.                 93,356          770
-  Syncor International Corp.              26,400          769
-  Coventry Health Care Inc.              113,500          766
-  Insurance Auto Auctions, Inc.           48,600          765
-  Media Metrix, Inc.                      21,400          765
   National City Bancshares, Inc.          30,300          761
   Seacoast Financial Services Corp.       74,670          761
-  C-bridge Internet Solutions, Inc.       15,640          760

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
   Rock-Tenn Co.                           51,550    $     760
   Prison Realty Trust, Inc. REIT         150,161          760
-  MapQuest.com, Inc.                      33,600          758
   Flushing Financial Corp.                51,150          758
-  Evergreen Resources, Inc.               38,300          756
-  Arch Communications Group, Inc         114,633          756
-  Callon Petroleum Co.                    51,000          755
-  Covance, Inc.                           69,860          755
-  Friede Goldman Halter, Inc.            108,843          755
-  Pioneer Group, Inc.                     47,900          754
-  Identix, Inc.                           83,200          754
   Healthcare Realty Trust Inc. REIT       48,200          753
-  Astec Industries, Inc.                  40,000          752
-  Impath, Inc.                            29,500          750
-  Personnel Group of America, Inc.        74,096          750
-  The Dress Barn, Inc.                    45,100          750
   Enhance Financial Services
    Group, Inc.                            46,000          747
   MECH Financial, Inc.                    21,600          747
   GBC Bancorp                             38,500          744
   Omega Financial Corp.                   25,600          742
-  AirTran Holdings, Inc.                 163,600          741
-  Information Resources, Inc.             80,034          740
-  Medical Assurance, Inc.                 34,910          740
-  Digital Generation Systems             103,795          740
-  Province Healthcare Co.                 38,900          739
-  Rush Enterprises, Inc.                  50,900          738
-  Advance Paradigm, Inc.                  34,200          737
-  Quantum Corp.- Hard Disk Drive         106,200          737
   CPI Corp.                               32,600          736
-  HMT Technology Corp.                   183,300          733
-  GetThere.com, Inc.                      18,200          733
   Ventas, Inc. REIT                      174,865          732
-  Ace Cash Express, Inc.                  39,550          732
   Reliance Steel & Aluminum Co.           31,200          731
-  Digi International, Inc.                69,950          730
-  bebe stores, inc.                       27,000          729
   Luby's, Inc.                            63,900          727
   The Standard Register Co.               37,487          726
   Amcore Financial                        30,200          725
   Banta Corp.                             32,025          723
-  Centennial Bancorp                      67,099          721
-  Barnett, Inc.                           69,400          720
-  Applied Analytical Industries, Inc.     78,900          720
-  SEACOR SMIT Inc.                        13,900          719
-  Marketing Specialists Corp.            191,700          719
   Lance, Inc.                             71,841          718
   CBRL Group, Inc.                        74,033          718
-  Sunterra Corp.                          62,450          718
   Psychemedics, Inc.                     143,556          718
   LandAmerica Financial Group, Inc.       39,050          718
-  uBid, Inc.                              26,978          715
-  Zygo Corp.                              35,500          714
   Saul Centers, Inc. REIT                 50,800          714
-  The Liposome Co., Inc.                  58,539          714
   Brandywine Realty Trust REIT            43,600          714
   IRT Property Co. REIT                   91,300          713
-  UniSource Energy Corp.                  63,700          713
   FBL Financial Group, Inc. Class A       35,600          712
   SIG Corp.                               31,281          712
   Timberline Software Corp.               52,933          711
   Sovran Self Storage, Inc. REIT          37,500          710
-  OAO Technology Solutions, Inc.          91,620          710
   Brush Wellman, Inc.                     42,100          708
-  J & J Snack Foods Corp.                 34,500          707
-  LifePoint Hospitals, Inc.               59,820          707
   Westinghouse Air Brake Co.              39,800          706
   Ogden Corp.                             59,051          705
   Wabash National Corp.                   46,900          704
   Indiana Energy, Inc.                    39,600          703
-  Somera Communications, Inc.             56,400          701
-  EMCOR Group, Inc.                       38,400          701
-  Kensey Nash Corp.                       59,000          701
-  Tuboscope Inc.                          44,100          700
   Northwest Natural Gas Co.               31,900          700
   Medford Bancorp, Inc.                   42,002          698
   W.R. Berkley Corp.                      33,450          698
   Skyline Corp.                           29,700          698
-  Ryan's Family Steak Houses, Inc.        82,100          698
-  Pegasystems Inc.                        62,000          698
-  Insignia Financial Group, Inc.          80,266          697
-  DVI, Inc.                               45,900          697
-  Fatbrain.com Inc.                       27,800          697
-  Hi/fn, inc.                             17,967          696
   F & M National Corp.                    25,235          696
   Kaman Corp. Class A                     54,000          695
   Community Trust Bancorp Inc.            34,716          694
   Puerto Rican Cement Co., Inc.           20,400          694
-  Garden Fresh Restaurant Corp.           40,500          694
-  Software Spectrum, Inc.                 39,200          693
   First Charter Corp.                     46,473          691
-  Todd Shipyards Corp.                    87,600          690
   RFS Hotel Investors, Inc. REIT          66,000          689
-  National R. V. Holdings, Inc.           35,773          689
   Manufactured Home
    Communities, Inc. REIT                 28,300          688
-  Osteotech, Inc.                         51,350          687
-  XTRA Corp.                              16,100          686
-  Varian, Inc.                            30,500          686
-  Secure Computing Corp.                  54,600          686
-  Frontier Oil Corp.                     101,600          686
   Cash America International Inc.         70,310          686
-  Novavax, Inc.                          121,800          685
   Suffolk Bancorp                         25,900          683
   Capstead Mortgage Corp. REIT           163,000          683
-  Castle & Cooke Inc.                     53,733          682
-  First Federal Financial Corp.           48,450          681
   Standex International Corp.             32,500          680
-  ABIOMED, Inc.                           18,500          680
-  Mesaba Holdings, Inc.                   59,400          679
-  Central Garden and Pet Co.              65,300          677
-  Interpore International                 86,000          677
-  GelTex Pharmaceuticals, Inc.            52,800          677
-  JAKKS Pacific, Inc.                     36,150          676
   Carpenter Technology Corp.              24,600          675
-  Albany International Corp.              43,533          675
   Lilly Industries Inc. Class A           50,188          674
-  Cytoclonal Pharmaceutics Inc.           89,800          673
-  Tetra Tech, Inc.                        43,750          673
-  Summit Technology, Inc.                 57,550          673
-  LCA-Vision, Inc.                       143,437          672
-  Billing Concepts Corp.                 103,372          672

--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  Saga Communications, Inc.               33,093    $     670
   S & T Bancorp, Inc.                     28,900          670
-  Inacom Corp.                            91,600          670
-  Mattson Technology, Inc.                39,100          670
-  Piercing Pagoda, Inc.                   44,250          669
   Susquehanna Bancshares, Inc.            42,050          668
   Gables Residential Trust REIT           27,800          667
   Coachmen Industries, Inc.               44,100          667
-  Echelon International Corp., Inc.       29,000          667
-  Computer Horizons Corp.                 41,138          666
   Oriental Financial Group                30,166          666
   Colonial Properties Trust REIT          28,700          665
-  First Republic Bank                     28,300          665
-  Information Resources
    Engineering, Inc.                      32,400          664
-  Plug Power, Inc.                        23,500          664
   Schweitzer-Mauduit
    International, Inc.                    49,400          664
-  4 Kids Entertainment, Inc.              23,700          664
    Pittston BAX Group                     62,400          663
-  TeleSpectrum Worldwide Inc.             92,892          662
-  Aftermarket Technology Corp.            55,400          661
-  Structural Dynamics
    Research Corp.                         51,855          661
-  Internet America, Inc.                  55,900          660
   National Steel Corp. Class B            88,400          657
   First Bancorp/Puerto Rico               31,600          656
   Cross Timbers Oil Co.                   72,300          655
-  Barra, Inc.                             20,600          654
-  Monaco Coach Corp.                      25,575          654
-  Consolidated Freightways Corp.          82,350          654
-  Avatar Holding, Inc.                    36,000          652
-  Cholestech Corp.                       100,300          652
   NBT Bancorp, Inc.                       42,026          651
-  Total Renal Care Holdings, Inc.         97,394          651
-  Henry Schein, Inc.                      48,900          651
   Brenton Banks, Inc.                     64,267          651
-  Amdocs Ltd.                             18,845          650
-  Theragenics Corp.                       71,700          650
   Northwest Bancorp, Inc.                 93,600          649
-  Per-Se Technologies, Inc.               77,232          649
-  Telular Corp.                           68,125          647
-  Hayes Lemmerz International, Inc.       37,100          647
-  Tristar Corp.                          110,000          646
   Granite Construction Co.                35,000          645
-  BTG Inc.                                79,400          645
-  Magnatek                                83,900          645
   Bush Industries, Inc.                   37,510          645
   Pennfed Financial Services, Inc.        42,600          644
   Libbey, Inc.                            22,400          644
-  Arcadia Financial Ltd.                 145,100          644
   CNA Surety Corp.                        49,500          643
   Phillips-Van Heusen Corp.               77,393          643
   St. Francis Capital Corp.               34,400          641
   Myers Industries, Inc.                  40,668          641
-  Autotote Corp.                         196,767          639
   Realty Income Corp. REIT                31,000          639
   Stewart Enterprises, Inc. Class A      134,400          638
-  Net.B@nk, Inc.                          34,500          638
-  Berlitz International, Inc.             37,126          638
-  VISTA Information Solutions, Inc.      175,900          638
   WSFS Financial Corp.                    50,500          638
-  Global Imaging Systems, Inc.            52,000          637
   LaSalle Hotel Properties REIT           54,500          637
   Penn Engineering &
    Manufacturing Corp.                    27,500          637
   Bandag, Inc.                            25,462          637
-  Pliant Systems, Inc.                    71,200          636
-  Home Products International Inc.        61,320          636
   Banco Santander Puerto Rico             41,200          636
-  Hamilton Bancorp, Inc.                  35,800          635
   Penford Corp.                           36,809          635
-  Sunbeam Corp.                          151,500          634
-  Candela Corp.                           34,000          633
   Flexsteel Industry                      47,300          633
   Brown Shoe Company, Inc.                44,706          631
-  MarketWatch.com, Inc.                   17,300          631
-  Tyler Technologies, Inc.               114,700          631
   BSB Bancorp, Inc.                       32,744          630
   Anchor Bancorp Wisconsin Inc.           41,600          629
-  Twinlab Corp.                           79,200          629
   Fremont General Corp.                   84,874          626
-  NBTY, Inc.                              54,100          626
   Provident Bankshares Corp.              36,069          624
   Tecumseh Products Co. Class A           13,200          623
   Jefferies Group, Inc.                   28,300          623
   Sauer Inc.                              68,600          622
-  Miravant Medical Technology             66,700          621
-  iVillage Inc.                           30,600          620
   Donnelly Corp.                          44,212          619
   Communications Systems, Inc.            47,600          619
-  Syntroleum Corp.                        76,100          618
-  Rayovac Corp.                           32,700          617
-  SpeedUs.com, Inc.                      129,000          617
   IMCO Recycling, Inc.                    48,800          616
   NCH Corp.                               13,800          615
-  American Axle &
    Manufacturing Holdings, Inc.           50,700          615
-  Acclaim Entertainment Inc.             119,900          614
-  Versant Corp.                           70,200          614
   Omega Healthcare Investors, Inc.
    REIT                                   48,341          613
   Granite State Bankshares, Inc.          30,850          613
   First Bell Bancorp, Inc.                40,200          613
-  Landstar System                         14,300          612
-  Royal Appliance
    Manufacturing Co.                     125,500          612
   Bowne & Co., Inc.                       45,300          612
   Universal Health Realty Income
    REIT                                   41,800          611
-  Triangle Pharmaceuticals, Inc.          47,700          611
-  Rent-A-Center, Inc.                     30,800          610
   Haven Bancorp, Inc.                     39,400          608
-  MECON, Inc.                             56,200          608
-  Rentrak Corp.                           86,000          607
   Andover Bancorp, Inc.                   21,675          607
-  Intergraph Corp.                       129,400          607
-  UICI                                    57,400          606
-  Novoste Corp.                           36,700          606
   Ameron International Corp.              15,300          605
-  Drexler Technology Corp.                62,011          605
-  Danielson Holdings Corp.               105,000          604

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
-  PC-Tel, Inc.                            11,500    $     604
   Walter Industries, Inc.                 55,800          603
-  Able Telcom Holding Corp.               75,400          603
-  Audible, Inc.                           40,100          601
-  SLI, Inc.                               44,278          601
   CBL & Associates Properties, Inc.
    REIT                                   29,100          600
-  Bombay Co.                             133,162          599
-  Chesapeake Energy Corp.                252,300          599
-  Offshore Logistics, Inc.                63,900          599
-  Clayton Williams Energy, Inc.           50,700          599
-  Parker Drilling Co.                    187,500          598
-  Trico Marine Services, Inc.             84,600          597
   American Woodmark Corp.                 24,600          597
   Konover Property Trust, Inc. REIT       94,400          596
-  Buckeye Technology, Inc.                40,000          595
-  Bluegreen Corp.                        118,940          595
-  Esterline Technologies Corp.            51,410          594
-  Playboy Enterprises, Inc. Class B       24,350          592
-  Meta Group, Inc.                        31,100          591
-  Fresh Del Monte Produce Inc.            65,600          590
-  Oakley, Inc.                           106,100          590
   J.B. Hunt Transport Services, Inc.      42,503          588
   W Holding Co., Inc.                     56,700          588
-  OnHealth Network Co.                    65,800          588
-  The IT Group, Inc.                      64,008          588
   Southwestern Energy Co.                 89,600          588
-  Vlasic Foods International, Inc.       103,300          588
-  Ocwen Financial Corp.                   93,900          587
-  PICO Holdings, Inc.                     47,645          587
-  Renaissance Worldwide, Inc.             79,400          586
-  Image Entertainment, Inc.              104,400          584
-  Xpedior Inc.                            20,300          584
-  National Beverage Corp.                 70,540          582
   Southwest Securities Group, Inc.        21,200          580
   Michigan Financial Corp.                21,038          580
   A.M. Castle & Co.                       48,825          580
   Metrowest Bank                          97,638          580
-  TBC Corp.                               92,675          579
   Ohio Valley Banc Corp.                  17,225          579
-  Benihana Inc. Class A                   40,100          579
-  Energy Conversion Devices, Inc.         62,325          577
-  Navigant Consulting, Inc.               52,890          575
   Independent Bank Corp.                  46,000          575
   Doral Financial Corp.                   46,700          575
   The Stride Rite Corp.                   88,300          574
   Bassett Furniture Industries, Inc.      35,800          573
-  Heartport Inc.                         120,500          572
   Wolverine World Wide, Inc.              52,204          571
   Churchill Downs, Inc.                   25,300          571
-  Merix Corp.                             51,700          569
-  Pharmaceutical Resources, Inc.         114,988          568
-  Jones Lang Lasalle Inc. REIT            47,800          568
-  Towne Services, Inc.                   141,800          567
   Herbalife International Class B         42,400          567
   Arch Chemicals, Inc.                    27,000          565
   Exide Corp.                             67,900          564
-  Metro One
    Telecommunications, Inc.               43,400          564
-  Metromedia International
    Group, Inc.                           118,500          563
-  Affiliated Managers Group, Inc.         13,900          562
-  Chemical Fabrics Corp.                  35,914          561
-  SurModics, Inc.                         18,700          561
-  Civic Bancorp                           36,151          560
-  Right Management Consultants            48,700          560
-  Imperial Credit                         89,574          560
-  CompUSA, Inc.                          109,100          559
-  Revlon, Inc. Class A                    70,300          558
-  Data Transmission Network Corp.         32,300          557
   Pacific Crest Capital Inc.              43,645          556
-  Matria Healthcare, Inc.                134,678          556
-  Algos Pharmaceutical Corp.              50,500          555
   Virco Manufacturing Corp.               42,713          555
-  Prime Hospitality Corp.                 63,000          555
   Boykin Lodging Co. REIT                 50,700          555
   Calgon Carbon Corp.                     93,300          554
-  Kellstrom Industries, Inc.              60,700          554
-  McAfee.com Corp.                        12,300          553
-  Koala Corp.                             39,400          552
-  NPC International Class A               69,800          550
-  AstroPower, Inc.                        39,200          549
-  MSC Industrial Direct Co., Inc.
    Class A                                41,400          549
   BostonFed Bancorp, Inc.                 34,500          548
-  Peapod, Inc.                            63,500          548
-  Crestline Capital Corp. REIT            26,465          546
-  Mapics Inc.                             43,200          545
   Aceto Corp.                             49,562          545
   Merchants Bancshares, Inc.              25,500          545
-  Beverly Enterprises, Inc.              124,200          543
-  Read Rite Corp.                        114,369          543
-  Ventiv Health, Inc.                     59,033          542
-  E. Gottschalk & Co., Inc.               72,800          541
   National Health Investors REIT          36,400          541
   Corus Bankshares Inc.                   22,500          540
-  SonicWALL, Inc.                         13,400          539
-  Spanish Broadcasting System, Inc.       13,400          539
-  Wit Capital Group, Inc.                 31,700          539
   BancFirst Corp.                         15,874          539
-  @plan.Inc.                              54,500          538
-  Trans World Entertainment Corp.         51,200          538
   US Bancorp, Inc.                        45,700          537
-  World Acceptance Corp.                 111,500          537
-  School Specialty, Inc.                  35,438          536
   Ethyl Corp.                            136,104          536
   Cascade Bancorp                         42,784          535
-  BigStar Entertainment, Inc.             68,900          534
   Trenwick Group Inc.                     31,523          534
   Associated Estates Realty Corp.
    REIT                                   68,300          534
   Intermet Corp.                          45,900          534
   L. S. Starrett Co. Class A              23,700          532
-  Chromatics Color Sciences
    International, Inc.                    75,600          532
   Carolina First Corp.                    29,100          531
   Getty Realty Holding Corp.              47,432          531
-  Sharper Image Corp.                     41,800          530
-  Comfort Systems USA, Inc.               71,900          530
-  Daleen Technologies, Inc.               24,200          529
-  Triad Hospitals, Inc.                   35,000          529
   RPC Inc.                                91,700          527

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
--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
   Knape & Vogt Manufacturing Co.          38,062    $     526
-  Chalone Wine Group Ltd.                 60,500          526
-  Viisage Technology, Inc.                65,100          525
-  Pharmaceutical Product
    Development, Inc.                      44,183          525
-  SPR Inc.                                85,500          524
   Holly Corp.                             39,100          523
-  The Boyds Collection, Ltd.              75,300          522
-  Alpine Group, Inc.                      40,500          521
   Westcorp, Inc.                          35,900          521
-  CIRCOR International, Inc.              50,350          519
-  XOMA Ltd.                              172,544          518
-  The Middleby Corp.                      91,800          516
   Sanderson Farms, Inc.                   60,250          516
   Prime Retail, Inc. REIT                 91,700          516
-  Evans & Sutherland
    Computer Corp.                         45,097          516
-  NeoPharm, Inc.                          23,900          515
-  Trammell Crow Co.                       44,300          515
   Sterling Bancshares, Inc.               46,000          515
-  Hexcel Corp.                            92,500          515
   Klamath First Bancorp                   43,300          514
-  Mesa Air Group Inc.                    108,200          514
-  PAREXEL International Corp.             43,500          514
-  Department 56 Inc.                      22,700          514
   HMN Financial, Inc.                     45,600          513
-  Viador, Inc.                            12,100          513
-  Laser Vision Centers, Inc.              48,400          511
   Cleveland-Cliffs Iron Co.               16,400          510
   Black Hills Corp.                       23,000          510
-  Andrea Radio Corp.                      66,300          510
-  A.S.V., Inc.                            37,400          510
-  Hector Communications Corp.             36,350          509
   Gainsco, Inc.                           94,461          508
-  Ocular Sciences, Inc.                   26,800          506
-  Advantage Learning Systems, Inc.        45,200          506
-  MediaBay, Inc.                          45,200          506
-  Credit Acceptance Corp.                137,100          506
   Birmingham Steel Corp.                  95,050          505
   Mississippi Chemical Corp.              81,555          505
-  Champion Enterprises, Inc.              58,814          504
   J. Baker, Inc.                          83,909          503
-  Systems & Computer
    Technology Corp.                       30,900          502
-  MPW Industrial Services
    Group, Inc.                            63,200          502
-  Unique Mobility, Inc.                  121,500          501
   Engineered Support Systems, Inc.        41,750          501
-  Sierra Health Services                  74,803          500
-  Earthshell Corp.                       121,100          500
   Pennsylvania REIT                       34,300          499
   International Multifoods Corp.          37,669          499
   Ampco-Pittsburgh Corp.                  49,265          499
   Tecumseh Products Co. Class B           11,900          497
   PS Group Holdings Inc.                  43,900          494
   GenCorp, Inc.                           50,000          494
   F & M Bancorp                           24,356          493
-  Jackpot Enterprises, Inc.               59,327          493
-  Franklin Covey Co.                      65,500          491
-  Globe Business Resources, Inc.          38,100          491
   Texas Regional Bancshares, Inc.         16,900          490
-  RMI.NET, Inc.                           58,800          489
-  Hibbett Sporting Goods, Inc.            28,700          488
   Stewart Information
    Services Corp.                         36,600          487
   Philadelphia Consolidated
    Holding Corp.                          33,600          487
   McWorter Technologies Inc.              30,400          486
   Integrated Electrical Services, Inc.    48,300          486
-  Styleclick.com Inc.                     40,700          486
   Simmons First National                  19,400          485
-  The Children's Place Retail
    Stores, Inc.                           29,500          485
-  Javelin Systems, Inc.                   52,600          483
-  Hoenig Group, Inc.                      52,200          483
-  Interactive Pictures Corp.              20,700          483
-  Zoltek Cos., Inc.                       55,900          482
-  Rimage Corp.                            30,100          482
   FFY Financial Corp.                     38,100          480
-  Careerbuilder, Inc.                     74,500          480
-  Microtouch Systems, Inc.                37,901          479
-  Teltrend, Inc.                          15,800          478
   PMC Capital, Inc.                       58,800          478
-  Cameron Ashley Building Products        47,700          477
-  The Kroll-O'Gara Co.                    28,900          477
-  BioTime, Inc.                           53,700          477
-  Scios, Inc.                            113,468          475
-  Inference Corp. Class A                102,700          475
   Laser Mortgage
    Management, Inc.                      116,900          475
-  PictureTel Corp.                       110,100          475
-  TriPath Imaging, Inc.                  115,000          474
   Resource Bancshares Mortgage
    Group, Inc.                           104,400          473
-  Metrologic Instruments, Inc.            35,000          472
   People's Bancshares, Inc.               27,000          472
   Arch Coal, Inc.                         41,700          472
-  CDnow Inc.                              47,746          471
   Harris Financial, Inc.                  62,700          470
   National City Bancorporation            28,066          470
   Enesco Group, Inc.                      42,400          469
-  Playboy Enterprises Inc. Class A        22,850          468
-  UniCapital Corp.                       127,000          468
-  Belco Oil & Gas Corp.                   85,100          468
-  Commonwealth Telephone
    Enterprises Class B                     7,400          468
   Bay State Bancorp, Inc.                 23,900          468
-  Gliatech Inc.                           28,100          467
-  autobytel.com inc.                      30,700          466
-  ISIS Pharmaceuticals, Inc.              74,574          466
-  Cytogen Corp.                          179,469          465
-  Mortons Restaurant Group                30,000          465
-  Hollywood Casino Corp.                 107,800          465
-  Florida Banks, Inc.                     77,000          464
-  Natrol, Inc.                            66,300          464
-  Restoration Hardware, Inc.              67,900          463
-  Omega Worldwide, Inc.                   99,115          462
-  Drug Emporium, Inc.                    103,930          461
   Ace, Ltd.                               27,625          461
-  Nautica Enterprises, Inc.               40,737          461
   Stone & Webster, Inc.                   27,400          461
   Warren Bancorp, Inc.                    61,400          461

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
-  Universal Electronics, Inc.             10,000    $     460
-  Gundle/SLT Environmental, Inc.         131,300          460
-  quepasa.com, inc.                       36,200          459
   NYMAGIC, Inc.                           34,800          459
-  Aviall Inc.                             56,000          459
-  ITLA Capital Corp.                      36,200          455
-  Wintrust Financial Corp.                29,800          454
   Progress Financial Corp.                35,941          454
-  Park-Ohio Holdings Corp.                45,709          451
-  PJ America Inc.                         29,100          451
-  Fairchild Corp.                         49,700          450
   World Fuel Services Corp.               59,813          449
-  Advanced Tissue Sciences Inc.          179,342          448
-  Thermotrex Corp.                        56,900          448
-  Friendly Ice Cream Corp.               100,900          448
-  Thermedics, Inc.                        82,300          448
   Yardville National Bancorp              38,485          447
   Central Bancorp, Inc.                   27,100          447
-  Healthcare Services Group, Inc.         63,814          447
-  Wavo Corp.                             115,100          446
-  V.I. Technologies, Inc.                 64,800          445
-  Ambassadors International, Inc.         40,700          445
-  Echo Bay Mines Ltd.                    374,500          445
-  Highlands Insurance Group               46,800          445
-  North American Vaccine, Inc.            98,500          443
-  Thermedics Detection Inc.               65,610          443
-  Boston Communications
    Group, Inc.                            84,200          442
-  HyperFeed Technologies, Inc.            95,200          440
   Liberty Homes, Inc. Class A             53,600          439
   Interface, Inc.                         76,300          439
-  Immune Response                        100,983          439
-  Voyager.net, Inc.                       47,742          439
   First Mutual Bancshares, Inc.           36,544          439
-  Navigant International, Inc.            37,469          438
-  BankUnited Financial Corp.              55,100          437
   Met-Pro Corp.                           43,679          437
   ABM Industries                          21,400          436
-  Cheap Tickets, Inc.                     31,800          435
   Frisch's Restaurants, Inc.              49,334          435
-  Cohesion Technologies, Inc.             47,603          434
-  Cunningham Graphics
    International, Inc.                    31,000          432
-  Loews Cineplex
    Entertainment Corp.                    73,500          432
-  Gilman & Ciocia, Inc.                   52,500          430
-  Waste Industries, Inc.                  37,950          429
   K2 Inc.                                 56,145          428
-  WHX Corp.                               47,564          428
-  Western Digital Corp.                  102,200          428
-  LoJack Corp.                            63,400          428
   Technitrol, Inc.                         9,600          427
   Commercial Assets, Inc. REIT            94,900          427
-  Midwest Grain Products                  57,650          425
-  North American Scientific, Inc.         47,200          425
-  Hotelworks.com Inc.                     84,800          424
   LTV Corp.                              102,723          424
   Blair Corp.                             30,200          423
   S.Y. Bancorp, Inc.                      19,300          422
-  National Techteam, Inc.                 87,700          422
-  e-Net, Inc.                             33,900          422
   Bairnco Corp.                           70,200          421
-  Microwave Power Devices, Inc.           58,800          419
-  Superior Consultant Holdings Corp.      29,400          419
   PVF Capital Corp.                       35,739          418
-  Matrix Bancorp, Inc.                    34,800          418
   First Source Corp.                      16,670          417
   Spartan Motors, Inc.                    95,200          417
   Amcast Industrial Corp.                 25,400          416
-  Nashua Corp.                            55,400          415
   HEICO Corp.                             19,029          415
-  Neff Corp.                              65,100          415
-  Magellan Health Services, Inc.          65,700          415
   Oregon Steel Mills, Inc.                52,100          414
-  Barrett Business Services, Inc.         62,300          413
-  Crown Central Petroleum Corp.
    Class B                                78,600          413
-  Sunrise Assisted Living, Inc.           30,000          413
   Huntco Inc. Class A                    129,200          412
-  Franklin Electronic Publishers, Inc.    69,100          410
-  WetSeal, Inc. Class A                   33,400          409
-  SPS Technologies, Inc.                  12,800          409
-  InVision Technologies, Inc.             99,100          409
-  Capital Corp. of the West               41,800          408
   General Binding Corp.                   34,600          407
   Jefferson Savings Bancorp, Inc.         38,400          406
-  JLK Direct Distribution Inc. Class A    39,300          405
-  Hagler Bailly, Inc.                     81,000          405
-  Action Performance Cos., Inc.           35,200          405
-  Peerless Systems Corp.                  52,200          405
-  TCSI Corp.                             126,529          403
   Landmark Bancshare, Inc.                18,700          402
-  Aztec Technology Partners, Inc.         88,068          402
-  Catalytica, Inc.                        29,600          401
   Correctional Properties Trust REIT      32,700          401
-  InterDent, Inc.                         49,674          400
-  e.spire Communications, Inc.            68,700          399
-  Bristol Hotels & Resorts, Inc.          78,725          399
   HEICO Corp. Class A                     18,864          399
-  TransMontaigne Inc.                     56,800          398
-  Stac Software, Inc.                     62,825          397
-  Columbia Laboratories Inc.              52,800          396
   LabOne, Inc.                            57,600          396
   CFS Bancorp, Inc.                       42,500          396
-  Republic Bancshares, Inc.               31,600          395
-  ChromaVision Medical
    Systems, Inc.                          25,900          395
   WesterFed Financial Corp.               25,853          394
-  The Buckle, Inc.                        26,600          394
   Oregon Trail Financial Corp.            39,100          393
-  Jan Bell Marketing Inc.                136,600          393
-  Horizon Organic Holding Corp.           52,300          392
   Heilig-Meyers Co.                      142,418          392
-  Foodarama Supermarkets, Inc.            19,700          392
   Ryerson Tull, Inc.                      19,977          388
-  eGames, Inc.                           121,800          388
-  Viasoft, Inc.                           68,252          388
-  World Wrestling Federation
    Entertainment, Inc.                    22,500          388
   Urban Shopping Centers, Inc. REIT       14,300          388
   Omnova Solutions Inc.                   50,000          388
-  Digital Origin, Inc.                    31,900          387

--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  Sunrise Medical, Inc.                   62,500     $    387
   Apogee Enterprises, Inc.                76,200          386
-  click2learn.com, inc.                   34,600          385
-  New Mexico & Arizona Land Co.           76,905          385
   Pilgrim's Pride Corp.                   46,200          384
   R & G Financial Corp. Class B           33,200          382
-  Ursus Telecom Corp.                     28,800          382
-  Autoweb.com, Inc.                       35,000          381
-  Samsonite Corp.                         65,407          380
   Scope Industries                         8,400          380
-  Drypers Corp.                          157,808          380
-  Keystone Consolidated
    Industries, Inc.                       63,919          380
-  Lifeline Systems, Inc.                  25,300          379
-  Mobius Management
    Systems, Inc.                          47,800          379
-  Creative Computers, Inc.                51,800          379
   Apex Mortgage Capital, Inc. REIT        37,100          378
-  Applied Graphics
    Technologies, Inc.                     43,700          377
-  EMS Technologies, Inc.                  31,914          375
   Bank of Granite Corp.                   17,400          374
-  Dave & Busters                          45,560          373
   City Holding Co.                        26,616          373
-  Lone Star Steakhouse &
    Saloon, Inc.                           41,763          373
-  Rainbow Rentals, Inc.                   51,800          372
-  The Gymboree Corp.                      66,160          372
-  Onyx Acceptance Corp.                   58,300          372
   Brookline Bancorp, Inc.                 38,075          371
   Chiquita Brands
    International, Inc.                    78,065          371
-  US SEARCH.com Inc.                      49,300          370
   Abington Bancorp Inc.                   35,000          370
-  Blue Rhino Corp.                        37,800          369
   Phillips International Realty Corp.
    REIT                                   22,400          368
   Summit Bancshares, Inc.                 19,900          368
-  Information Management
    Associates, Inc.                       70,100          368
-  Beyond.com Corp.                        47,100          368
-  Webhire, Inc.                           21,800          368
-  V-One Corp.                             62,500          367
-  4Front Technologies, Inc.               27,300          365
-  Jenny Craig Inc.                       100,600          365
-  Vivus, Inc.                            115,300          364
-  BWC Financial Corp.                     18,600          364
-  M&F Worldwide Corp.                     71,800          363
-  Litronic Inc.                           45,400          363
-  Microvision, Inc.                       12,000          363
-  Vicorp Restaurants, Inc.                22,500          363
-  Alterra Healthcare Corp.                43,600          362
-  K-tel International, Inc.               61,500          361
-  Perficient, Inc.                        28,331          361
-  Gibson Greetings, Inc.                  40,100          360
   Gold Banc Corp., Inc.                   39,900          359
-  Canandaigua Brands, Inc. Class B         6,375          358
-  Ultralife Batteries, Inc.               58,300          357
-  Metal Management, Inc.                  95,000          356
   Sterling Bancorp                        22,260          356
-  Homestead Village, Inc.                167,070          355
   MOCON, Inc.                             59,162          355
   Wackenhut Corp.                         23,700          354
-  Capital Crossing Bank                   28,300          354
-  Engineering Animation, Inc.             40,400          353
   Prime Bancshares, Inc.                  14,700          353
-  Carmike Cinemas, Inc. Class A           45,100          352
-  Landry's Seafood
    Restaurants, Inc.                      40,500          352
   CKE Restaurants Inc.                    59,774          351
   TCBY Enterprises, Inc.                  92,100          351
-  Atrix Laboratories, Inc.                67,534          350
   Delhaize America, Inc. Class B          16,668          348
-  Shoney's Inc.                          252,400          347
   Community Bank System, Inc.             15,000          347
-  Getty Petroleum Marketing Inc.         138,232          346
-  OneMain.com, Inc.                       23,000          345
-  A.T. Cross Co. Class A                  76,600          345
-  Orthologic Corp.                       133,600          342
-  ResMed Inc.                              8,200          342
-  Hollywood.com, Inc.                     18,000          342
-  Landmark Systems Corp.                  32,700          341
-  Allou Health & Beauty, Inc.             51,400          341
-  Sizzler International                  136,050          340
-  Ashford.com, Inc.                       30,900          340
-  Goody's Family Clothing                 63,200          340
   TransPro Inc.                           52,510          338
   Angelica Corp.                          34,600          337
   Ohio Art Co.                            14,800          337
-  Budget Group, Inc.                      37,100          336
   Harleysville Group, Inc.                23,500          335
-  I-Link, Inc.                           120,400          335
   Steelcase Inc.                          27,900          335
   Central Vermont Public
    Service Corp.                          31,500          335
-  eSPEED, Inc.                             9,400          334
   Dimon Inc.                             102,850          334
-  CTB International Corp.                 57,500          334
-  Huttig Building Products, Inc.          67,526          333
-  Epicor Software Corp.                   65,712          333
-  Advanced Polymer Systems                96,500          332
-  Alcide Corp.                            26,000          331
-  Caribiner International, Inc.           90,900          330
-  Competitive Technologies, Inc.          61,200          329
-  Mitcham Industries, Inc.                95,000          327
   BHA Group Holdings Inc.                 41,437          326
-  COMARCO, Inc.                           13,700          322
-  The Pathways Group, Inc.               135,200          321
-  Key Tronic Corp.                        85,500          321
   TransTechnology Corp.                   28,800          319
-  Delta Financial Corp.                   76,900          317
   Cavalry Bancorp, Inc.                   19,200          317
   Boston Acoustics, Inc.                  22,700          316
   Frontier Insurance Group, Inc.          91,850          316
-  Simula, Inc.                            57,900          315
-  Hoover's, Inc.                          35,900          314
-  800-JR CIGAR, Inc.                      36,100          314
-  AMREP Corp.                             65,700          312
-  Princeton Video Image, Inc.             39,000          312
   Newmil Bancorp, Inc.                    23,900          311
-  Thermo Cardiosystems Inc.               47,150          309
-  Komag, Inc.                             99,000          309

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
   Tremont Corp.                           20,609    $     309
   TF Financial Corp.                      23,312          309
   Washington Trust Bancorp, Inc.          17,400          309
-  JLM Industries, Inc.                    91,500          309
-  Serologicals Corp.                      51,300          308
-  Coeur D'Alene Mines Corp.               89,500          308
-  Trans World Airlines                   109,203          307
-  MeriStar Hotels & Resorts, Inc.
    REIT                                   86,200          307
-  Cellegy Pharmaceuticals, Inc.           90,800          306
-  AMF Bowling, Inc.                       97,301          304
-  Multiple Zones International, Inc.      42,300          304
-  Medialink Worldwide, Inc.               37,600          303
-  ZapMe! Corp.                            35,000          302
-  OEA, Inc.                               61,900          302
   Resource Asset Investment
    Trust REIT                             27,900          302
-  Protection One, Inc.                   155,300          301
-  Raytel Medical Corp.                    98,200          301
   Guilford Mills, Inc.                    41,425          300
   General Cable Corp.                     39,600          299
-  American Bank Note
    Holographics, Inc.                    186,000          298
-  Hanger Orthopedic Group, Inc.           29,700          297
-  Systemax Inc.                           34,846          296
-  1-800-FLOWERS.COM, Inc.                 27,700          296
-  Sames Corp.                             19,150          296
   Home Bancorp                            17,000          295
   Maine Public Service Co.                17,000          295
-  Acceptance Insurance Cos. Inc.          50,700          295
   Merchants Group, Inc.                   15,100          294
   Second Bancorp, Inc.                    13,100          293
   Main Street Bancorp, Inc.               29,582          292
-  Equivest Finance, Inc.                  48,675          292
-  EEX Corp.                               99,233          291
   Harmon Industries, Inc.                 23,900          290
-  HomeBase, Inc.                          94,300          289
-  Acacia Research Corp.                    9,600          287
-  Creditrust Corp.                        37,300          287
-  Evercel, Inc.                           11,132          287
-  Catalina Lighting, Inc.                 59,400          286
-  Bio-Plexus, Inc.                        70,938          284
-  PCD, Inc.                               42,000          284
-  American Science &
    Engineering, Inc.                      39,100          283
-  Analytical Surveys, Inc.                24,700          283
-  Input/Output, Inc.                      55,800          282
-  Kendle International Inc.               28,600          282
-  American Access
    Technologies Inc.                      55,100          282
-  JFAX.COM, Inc.                          42,000          282
-  Zonagen, Inc.                           64,500          282
   Southern Financial Bancorp, Inc.        17,100          282
-  Circle.com                              22,875          282
-  PETCO Animal Supplies, Inc.             18,930          282
-  ThermoLase Corp.                       140,500          281
-  Crescent Operating, Inc. REIT          101,680          280
   Redwood Empire Bancorp                  14,600          279
-  Genzyme Molecular Oncology              39,751          278
   United Community Financial Corp.        28,000          278
   Vesta Insurance Group, Inc.             70,500          278
-  Food Technology Service, Inc.           45,650          277
-  Biospherics, Inc.                       50,200          276
-  CyberShop International, Inc.           50,000          275
-  Hecla Mining Co.                       175,800          275
   Titanium Metals Corp.                   61,000          274
-  Level 8 Systems Inc.                     7,900          273
   BMC Industries, Inc.                    55,904          273
-  Global Vacation Group, Inc.             94,700          272
   U.S.B. Holding Co., Inc.                17,080          272
-  Strategic Distribution, Inc.           188,300          271
-  AML Communications, Inc.                54,500          269
   Imperial Sugar Co.                      81,202          269
-  Chase Industries, Inc.                  33,050          269
-  LINC Capital, Inc.                      56,300          267
   FirstSpartan Financial Corp.            14,800          266
-  Metrika Systems Corp.                   44,200          265
   United Wisconsin Services, Inc.         61,700          262
-  Universal Stainless &
    Alloy Products, Inc.                   38,700          261
-  Factory 2-U Stores Inc.                  9,200          261
-  Metrocall, Inc.                        154,000          260
-  Computron Software, Inc.                76,500          258
-  Advanced Magnetics, Inc.                60,200          256
-  Lason Holdings, Inc.                    23,237          256
-  COMPS.COM, Inc.                         32,200          254
-  Burlington Industries, Inc.             63,300          253
   Terra Industries, Inc.                 154,942          252
-  Value America, Inc.                     49,700          252
-  Lechters Corp.                         143,700          251
   Cooper Cos., Inc.                        8,300          250
-  America Service Group Inc.              16,500          247
-  Acme Electric Corp.                     42,900          247
   Commercial Net Lease Realty REIT        24,700          245
   Niagara Bancorp, Inc.                   23,900          245
-  Alliance Gaming Corp.                   89,928          244
   Astro-Med, Inc.                         39,850          244
   Guaranty Federal Bancshares, Inc.       24,100          244
   Davel Communications, Inc.              51,300          244
-  Bizznessonline.com, Inc.                34,700          243
-  GT Interactive Software Corp.          146,000          242
-  Craig Corp.                             35,023          241
   The First Years Inc.                    28,900          240
   East Texas Financial Services, Inc.     24,000          237
-  KFX, Inc.                              140,350          237
   Humphrey Hospitality Trust, Inc.
    REIT                                   30,300          237
-  Fourth Shift Corp.                      33,800          234
-  Socrates Technologies Corp.            107,100          234
-  US Physical Therapy, Inc.               27,400          233
-  SCC Communications Corp.                39,200          230
-  Morrison Knudsen Corp.                  29,200          228
   Avado Brands, Inc.                      53,976          228
   Premier Bancshares, Inc.                16,700          228
-  Hawthorne Financial Corp.               18,200          227
-  H.T.E., Inc.                            37,500          225
-  Coram Healthcare Corp.                 199,929          225
-  Consolidated Graphics, Inc.             15,000          224
-  Lakes Gaming, Inc.                      28,200          224
-  American Dental Partners, Inc.          31,900          223
-  Transworld Healthcare Inc.             118,445          222
-  Caliber Learning Network, Inc.          77,100          222
-  Four Media Co.                          14,900          222
-  Mossimo, Inc.                           27,400          221

--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  Bolle Inc.                              43,590    $     221
-  Heartland Express, Inc.                 14,000          220
-  ResortQuest International, Inc.         52,200          219
-  Matthews Studio
    Equipment Group                        69,900          218
-  Trident Microsystems, Inc.              21,300          218
-  Fresh America Corp.                     44,700          218
-  Phoenix International Ltd., Inc.        55,900          217
-  Celtrix Pharmaceuticals                 75,300          216
-  Stage Stores, Inc.                      93,500          216
-  Willis Lease Finance Corp.              33,500          216
   Alabama National BanCorporation         11,400          215
   Marion Capital Holdings                 13,100          215
-  ACT Teleconferencing, Inc.              26,800          214
-  SOS Staffing Services, Inc.             48,800          214
-  Sunburst Hospitality Corp.              37,566          211
   Great Southern Bancorp, Inc.             9,600          211
-  CAIS Internet, Inc.                      5,900          209
   Hancock Fabrics, Inc.                   66,900          209
-  Media 100 Inc.                           7,900          209
-  Coulter Pharmaceutical, Inc.             9,200          209
   CPB, Inc.                                7,300          208
-  Industrial Distribution Group, Inc.     64,000          208
-  Mansur Industries, Inc.                 40,500          208
-  Profile Technologies, Inc.              29,500          207
-  Kaiser Ventures Inc.                    12,900          206
-  High Plains Corp.                      107,997          206
-  U.S. Energy Corp.                       58,770          206
-  ebookers.com PLC                        11,800          204
-  Safety First Inc.                       26,900          202
   Senior Housing Properties
    Trust REIT                             16,220          202
-  The Right Start, Inc.                    9,600          202
-  Merisel, Inc.                          153,310          201
   First Bancorp North Carolina            12,150          200
-  Building One Services Corp.             21,036          199
-  Trimedyne, Inc.                         87,900          198
-  SEEC, Inc.                              29,500          197
-  Questcor Pharmaceuticals, Inc.         156,000          195
-  TSR, Inc.                               23,500          194
   Coast Bancorp                            7,800          191
-  Data Systems & Software, Inc.           56,500          191
-  theglobe.com, inc.                      22,500          188
   HealthPlan Services Corp.               53,600          188
-  Wiser Oil Co.                           75,000          187
-  800 Travel Systems, Inc.                85,600          187
-  VIB Corp.                               24,524          187
   Vulcan International Corp.               5,900          186
-  Ivex Packaging Corp.                    18,400          184
-  Loislaw.com, Inc.                        4,700          184
-  GenesisIntermedia.com, Inc.             31,600          184
-  PMR Corp.                               56,500          184
   Delta Woodside                          97,900          184
   MFB Corp.                               11,000          184
-  Converse Inc.                          133,433          183
-  Metro Information Services, Inc.         7,600          182
-  Docucorp International                  25,940          182
   CVB Financial Corp.                      7,800          180
-  Obie Media Corp.                        15,510          180
-  SONUS Pharmaceuticals, Inc.             71,500          179
-  Coda Music Technology, Inc.             71,400          178
-  Nobility Homes, Inc.                    34,000          178
-  ShoLodge, Inc.                          39,333          177
   Boddie-Noell Properties Inc. REIT       21,100          177
-  Nastech Pharmaceutical Co., Inc.        52,300          177
-  Atlantic Coast Airlines Holdings         7,400          176
   Penn Engineering &
    Manufacturing Corp. Class A             8,300          176
   Green Mountain Power Corp.              23,607          176
-  Worldtex Inc.                          111,944          175
   Greater Delaware Valley
    Savings Bank                           19,300          174
   Golden Enterprises Inc.                 69,500          174
-  Community Capital Corp.                 20,200          172
-  Barnwell Industries, Inc.               13,400          171
-  The TesseracT Group, Inc.               96,900          170
-  Central Financial
    Acceptance Corp.                       22,900          169
   Frontier Financial Corp.                 8,400          168
   Pillowtex Designs                       27,111          168
-  Darling International, Inc.             77,900          166
   G & L Realty Corp. REIT                 18,571          164
   Wackenhut Corp. Class B                 15,862          164
-  SoftNet Systems, Inc.                    6,500          163
-  Martha Stewart Living
    Omnimedia, Inc.                         6,800          163
   Crown Crafts, Inc.                      56,740          163
-  Mediware Information
    Systems, Inc.                          20,900          162
-  Ariel Corp.                             22,800          161
-  Natural Alternatives
    International, Inc.                    49,500          161
-  Strouds, Inc.                           69,100          160
-  Vornado Operating Inc. REIT             26,629          160
-  Paul-Son Gaming Corp.                   35,500          160
-  Steinway Musical
    Instruments Inc.                        7,800          158
   Escalade, Inc.                          12,000          156
-  Florsheim Group Inc.                    55,315          156
   Craftmade International, Inc.           21,400          155
   Oakwood Homes Corp.                     48,500          155
-  J. Jill Group, Inc.                     37,100          153
-  FPIC Insurance Group, Inc.               9,100          152
-  Federal Agricultural
    Mortgage Corp. Class A                  9,400          152
   Independent Bank Corp.                  10,305          151
   Barnes Group, Inc.                       9,200          150
-  Electronic Processing, Inc.             10,000          150
   Allied Products Corp.                   42,101          150
-  Perini Corp.                            38,400          149
   Pilgrim's Pride Corp. Class A           23,100          149
-  The Sports Authority, Inc.              74,200          148
-  Genesis Health Ventures Inc.            71,650          148
-  Aronex Pharmaceuticals, Inc.            47,100          147
-  National Record Mart, Inc.              53,000          146
   United Mobile Homes, Inc. REIT          17,600          145
   Harbor Federal Bancorp, Inc.            11,000          144
   Peoples Holding Co.                      5,000          144
-  Seven Seas Petroleum Inc.               81,800          143
-  E-Z-EM, Inc. Class A                    18,300          142
-  Cardinal Financial Corp.                25,200          142
-  Applied Magnetics Corp.                374,100          140
-  CardioDynamics
    International Corp.                    25,400          140

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
   First M&F Corp.                          4,653    $     140
-  Roy F. Weston, Inc.                     67,600          139
   Peekskill Financial Corp.               10,900          139
-  Wave Technologies International         40,800          138
-  Carson Inc.                             42,100          137
-  Res-Care, Inc.                          10,700          136
-  F.Y.I. Inc.                              4,000          136
   Westbanco Inc.                           5,200          135
   Liberte Investors, Inc.                 39,200          135
-  IGI, Inc.                               68,500          133
-  The Rottlund Co.                        50,300          132
-  Fresh Foods Inc.                        27,600          131
   Urstadt Biddle Properties REIT          17,800          130
-  Republic First Bancorp, Inc.            25,030          130
-  Carrington Labs Inc.                    64,872          130
-  MedicaLogic, Inc.                        6,100          128
-  Hawk Corp. Class A                      22,000          128
   Harrodsburg First
    Financial Bancorp                       9,800          127
-  Pinnacle Global Group, Inc.             31,775          127
-  HORIZON Pharmacies, Inc.                48,200          127
-  Capital Trust Class A REIT              25,000          125
   State Financial Services Corp.
    Class A                                10,300          124
-  Ceres Group, Inc.                       17,500          123
-  MAI Systems Corp.                      150,575          122
   Lindsay Manufacturing Co.                6,700          122
-  PhyCor, Inc.                            64,825          122
-  Pediatrix Medical Group, Inc.           17,200          120
-  American Wagering, Inc.                 19,500          119
   Kentucky First Bancorp, Inc.            11,600          119
-  Labtec, Inc.                            21,600          119
   Belmont Bancorp.                        18,600          119
-  Egreetings Network, Inc.                11,700          118
-  Navarre Corp.                           20,300          117
   Nitches Inc.                            30,128          116
   United Guardian, Inc.                   31,800          115
-  Newcor, Inc.                            43,880          115
   BeautiControl Cosmetics                 52,550          115
   Bowl America, Inc. Class A              16,400          115
   Peoples BancTrust Co., Inc.              8,100          114
-  QMS, Inc.                               38,617          113
-  Boron, LePore & Associates, Inc.        17,300          112
-  Consumer Portfolio Services, Inc.       71,600          112
   Big Foot Financial Corp.                 8,800          110
-  Display Technologies, Inc.              27,179          110
-  Eagle Food                              91,800          109
-  Hauser, Inc.                            34,800          109
-  Response Oncology, Inc.                 96,603          109
-  Dunn Computer Corp.                     33,200          108
-  C2, Inc.                                21,600          107
-  Cellular Technical Services             13,565          105
-  eCollege.com Inc.                        9,600          105
-  Colorado MEDtech, Inc.                  13,100          105
   DeWolfe Companies, Inc.                 15,500          105
   Unity Bancorp, Inc.                     17,225          103
-  American Aircarriers Support, Inc.      13,300          103
-  Genzyme Surgical Products               17,574          102
-  Uniroyal Technology Corp.                4,000          102
-  Royal Gold, Inc.                        28,000          101
   NMBT CORP.                               4,200          101
-  Orphan Medical, Inc.                    19,500          101
-  Q-Med, Inc.                             21,400           99
-  Molecular Biosystems, Inc.              98,934           99
-  Bank Plus Corp.                         34,100           98
   Peoples Bancorp of North Carolina        6,610           97
   Heritage Financial Corp.                11,300           97
-  Nutrition for Life International, Inc.  43,900           96
-  Maxwell Technologies, Inc.               9,600           96
-  Price Enterprises, Inc.                 12,668           92
-  Paging Network, Inc.                   113,300           92
-  U.S. Office Products Co.                29,011           91
-  United Payors &
    United Providers, Inc.                  5,400           89
-  Fogdog, Inc.                             9,400           89
   ABC Bancorp                              8,400           89
   Commercial Bank of New York              7,900           88
-  Play By Play Toys & Novelties, Inc.     52,000           88
-  International Microcomputer
    Software, Inc.                         42,500           88
-  Virbac Corp.                            29,110           87
-  BioSpecifics Technology                 40,800           87
   Horizon Financial Corp.                  9,000           85
   Timberland Bancorp, Inc.                 7,600           85
   LSB Bancshares, Inc.                     5,400           85
-  U.S. Interactive, Inc.                   1,960           84
-  Gallery of History, Inc.                25,900           84
-  Famous Dave's of America, Inc.          41,300           84
-  Technical Communications Corp.          14,000           82
-  Brass Eagle Inc.                        16,400           82
-  Sybron Chemicals, Inc.                   6,900           81
-  Technisource, Inc.                      13,600           80
   Waddell & Reed Financial, Inc.           2,900           79
-  BankFirst Corp.                          9,100           78
-  Glacier Water Services, Inc.             4,800           78
-  Adams Golf, Inc.                        47,100           77
-  Amresco, Inc.                           54,400           76
-  Let's Talk Cellular & Wireless, Inc.    30,000           76
-  I-Link Inc. Series N Pfd.                   75           75
-  Einstein/Noah Bagel Corp.              180,700           73
-  CRIIMI MAE, Inc. REIT                   50,351           72
-  Zila, Inc.                              24,600           72
-  NetRatings, Inc.                         1,500           72
-  Hitox Corp. of America                  40,700           71
-  VitalCom Inc.                           42,200           71
-  Research Partners
    International, Inc.                    23,700           71
-  Horizon Medical Products, Inc.          28,200           70
-  Accelr8 Technology Corp.                52,400           69
   ImmuLogic Pharmaceutical Corp.         121,000           68
-  Lexington Global Asset
    Managers, Inc.                         27,600           67
-  CHS Electronics, Inc.                   59,600           67
   First of Long Island Corp.               2,250           66
-  ATEC Group, Inc.                        27,100           66
-  Quokka Sports, Inc.                      5,000           66
   West Coast Bancorp                       4,840           65
   Hudson River Bancorp. Inc.               6,300           64
-  BioLase Technology, Inc.                23,700           64
-  Aames Financial Corp.                   77,100           63
-  Medical Dynamics, Inc.                  63,700           62
   TriCo Bancshares                         3,200           62

--------------------------------------------------------------

                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  System Software Associates, Inc.        30,612    $      61
-  Travel Services International, Inc.      6,700           61
   America First Mortgage
    Investments, Inc. REIT                 13,100           60
-  Waterlink, Inc.                         23,900           60
-  Gold Reserve Inc. Class A               63,400           59
   Herbalife International Class A          4,100           59
-  Success Bancshares, Inc.                 5,900           59
-  Lifeway Foods, Inc.                      8,000           58
-  Acmat Corp. Class A                      7,700           58
-  Capital Title Group, Inc.               32,300           57
   Pacific Gateway Properties Inc.
    REIT                                    5,600           56
-  Energy Biosystems Corp.                 12,414           56
-  Family Golf Centers, Inc.               39,200           55
   First Essex Bancorp, Inc.                3,800           55
-  Clean Harbors Inc.                      43,500           54
-  Avatex Corp. Class A                    38,000           52
   German American Bancorp                  2,990           52
-  Chic By H.I.S., Inc.                    83,000           52
   FNB Corp.                                3,100           50
-  EA Engineering Sciences and
    Technology Inc.                        41,700           50
   Wainwright Bank & Trust Co.              7,000           46
   California Independent Bancorp           2,706           46
-  Shoe Pavilion, Inc.                     21,100           46
-  Vizacom Inc.                            13,592           45
-  CD Warehouse, Inc.                      13,800           45
-  Female Health Co.                       37,600           45
-  Service Experts, Inc.                    7,500           44
-  Cypress Bioscience, Inc.                24,000           44
-  Carleton Corp.                          18,100           43
-  Monarch Dental Corp.                    25,000           43
   Carolina Southern Bank                   3,255           42
-  Ecogen, Inc.                            32,940           41
-  Musicmaker.com, Inc.                     7,000           41
-  Schick Technologies, Inc.               40,000           40
   Eastern Virginia Bankshares, Inc.        2,100           40
-  Kevco, Inc.                             21,000           39
-  SCB Computer Technology, Inc.           12,400           39
-  ICH Corp.                                3,519           39
   Acadia Realty Trust REIT                 8,300           38
   Ecology and Environment, Inc.            6,925           38
   FNB Financial Services Corp.             3,600           38
-  Little Switzerland, Inc.                67,000           38
-  Popmail.com, Inc.                       12,500           37
-  Universal American Financial Corp.       8,100           37
-  Penncorp Financial Group Inc.           91,400           37
-  Credit Management Solutions, Inc.        4,000           34
-  Dynamics Research Corp.                  4,000           34
-  Outlook Group Corp.                      8,000           34
   GSB Financial Corp.                      2,800           34
-  Focus Affiliates, Inc.                   6,800           33
-  Applied Biometrics, Inc.                11,900           32
-  United Road Services, Inc.              19,200           31
-  MCM Capital Group, Inc.                  8,000           31
-  Interstate Hotels Corp. REIT             9,509           31
-  Blount International, Inc.               1,914           31
-  National Bancshares Corp.
    of Texas                                2,000           30
-  Miller Exploration Co.                  26,600           29
-  Party City Corp.                        28,800           29
-  Modtech Holdings, Inc.                   4,679           28
-  Dispatch Management
    Services Corp.                          9,500           28
-  VCampus Corp.                            8,800           27
-  Perfumania Inc.                          8,000           27
-  Priority Healthcare Corp. Class B          900           26
-  Forcenergy Inc.                         50,726           26
-  Streamline.com, Inc.                     3,000           26
   Nature's Sunshine Inc.                   3,200           26
-  The Presley Cos.                         4,500           25
-  American Coin
    Merchandising, Inc.                     8,800           24
-  Netsmart Technologies, Inc.              3,733           24
-  Mark Solutions, Inc.                     5,500           23
-  NovaCare, Inc.                         117,100           22
-  Oriole Homes Corp. Class B              19,300           22
-  The Knot, Inc.                           2,500           21
-  Agritope, Inc.                          19,220           21
-  Safeguard Health Enterprises, Inc.      33,565           21
-  Starmet Corp.                            3,200           21
-  Showpower, Inc.                          3,000           21
-  Donnkenny, Inc.                         34,600           21
-  Service Merchandise Co., Inc.          241,499           21
-  Superconductor Technologies Inc.         4,200           20
-  Tricord Systems, Inc.                    4,200           20
-  Checkers Drive-In
    Restaurants, Inc.                       8,700           20
-  Bel Fuse, Inc. Class A                     700           20
   J.M. Smucker Co. Class B                 1,200           19
-  Barrister Information
    Systems Corp.                          18,000           19
   First Southern Bancshares                1,600           19
-  SafeScience, Inc.                        1,600           19
-  Onix Systems Inc.                        3,000           18
-  Allied Devices Corp.                    11,200           17
-  Graham-Field Health
    Products Inc.                         136,416           17
-  Advantage Marketing
    Systems, Inc.                           3,000           17
-  Filene's Basement Corp.                135,650           17
-  President Casinos                       26,213           16
-  Merry Land Properties, Inc. REIT         3,065           16
-  ContiFinancial Corp.                    67,800           16
   Mystic Financial, Inc.                   1,400           15
-  Central European Distribution Corp.      3,000           15
-  Registry Magic, Inc.                     4,900           15
   Hubbell Inc. Class A                       500           14
-  Breed Technological Inc.                99,500           14
-  Donna Karan International Inc.           2,100           14
-  Horizon Group Properties, Inc.
    REIT                                    3,865           13
-  NewStar Media, Inc.                     24,500           13
-  Decora Industries, Inc.                  4,800           13
-  CRIIMI MAE, Inc. 12% Cvt. Pfd.
    REIT                                    1,527           13
   Bandag, Inc. Class A                       600           13
   First Midwest Financial, Inc.            1,050           12
-  Just for Feet, Inc.                     46,624           12
-  Astronics Corp.                          1,100           11
-  Landec Corp.                             1,500           11
   Reader's Digest Assn., Inc.
    Class B                                   400           11

--------------------------------------------------------------

                                                        MARKET
EXTENDED MARKET                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
-  Styling Technology Corp.                 3,200    $      10
-  Tultex Corp.                           246,900           10
   L. S. Starrett Co. Class B                 400            9
-  American Banknote Corp.                174,000            9
-  Hudson Technology, Inc.                  5,600            8
-  OMNI Energy Services Corp.               7,400            8
-  National Research Corp.                  2,000            8
-  Contour Energy Co.                      14,800            8
-  Heartland Technology, Inc                2,300            7
-  Planet Hollywood International,
    Inc. Class A                           95,400            7
   Mobile America Corp.                     3,400            7
-  Paracelsus Healthcare Corp.             15,000            7
-  Epimmune Inc.                            2,200            6
-  SMC Corp.                                1,400            5
-  CopyTele, Inc.                           6,500            5
-  Gradco Systems, Inc.                     4,000            5
-  Integrated Health Services, Inc.        55,213            5
-  Benchmark Electronics, Inc.                200            5
-  CoActive Marketing Group, Inc.           2,000            4
-  Medtox Scientific, Inc.                    420            4
-  WPI Group, Inc.                          1,500            4
-  Santa Barbara Restaurant Group           2,300            4
-  Sun Healthcare Group, Inc.              86,300            3
-  ProcureNet, Inc.                        21,000            3
-  American Homestar Corp.                    630            2
-  Continucare Corp.                        3,000            2
-  Aquila Biopharmaceuticals, Inc.            920            2
-  Westmark Group Holdings, Inc.              800            1
-  Prolong International Corp.              2,500            1
-  Genesis Direct, Inc.                   141,800            1
--------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $3,459,840)                               5,059,844
--------------------------------------------------------------

--------------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
--------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.0%)(1)
--------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2)            5.53%, 1/28/2000          $    500          498
(2)            5.64%, 1/21/2000             3,000        2,992
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   3.25%, 1/3/2000                         81,544       81,544
   3.47%, 1/3/2000--Note G                372,108      372,108
--------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $457,140)                                    457,142
--------------------------------------------------------------
TOTAL INVESTMENTS (108.4%)
    (COST $3,916,980)                                5,516,986
--------------------------------------------------------------

--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
                                                         (000)
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.4%)
--------------------------------------------------------------
Other Assets--Note B                                $   24,437
Security Lending Collateral Payable to
  Brokers--Note G                                    (372,108)
OTHER LIABILITIES                                     (78,773)
                                                    ----------
                                                     (426,444)
--------------------------------------------------------------
NET ASSETS (100%)                                   $5,090,542
==============================================================

     *See Note A in Notes to Financial Statements.

     -Non-Income-Producing Security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 8.4%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Securities with an aggregate value of $3,490,000 have been segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.

---------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------
                                                        AMOUNT
                                                         (000)
---------------------------------------------------------------
 Paid in Capital                                   $ 3,321,031
 Overdistributed Net Investment Income                  (1,812)
 Accumulated Net Realized Gains                        170,118
 Unrealized Appreciation--Note F
  Investment Securities                              1,600,006
  Futures Contracts                                      1,199
---------------------------------------------------------------
 NET ASSETS                                         $5,090,542
===============================================================

 Investor Shares--Net Assets
 Applicable to 113,859,565 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                         $4,221,022
---------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                        $37.07
===============================================================

 Institutional Shares--Net Assets
 Applicable to 23,446,588 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                           $869,520
---------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
 INSTITUTIONAL SHARES                                   $37.09
===============================================================

---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
MID-CAP INDEX FUND                          SHARES        (000)
---------------------------------------------------------------
COMMON STOCKS (99.7%)(1)
---------------------------------------------------------------
-  Veritas Software Corp.                  209,650   $   30,006
-  Siebel Systems, Inc.                    156,100       13,112
-  Maxim Integrated Products, Inc.         220,800       10,419
-  Biogen, Inc.                            121,700       10,284
-  Intuit, Inc.                            157,800        9,458
-  MedImmune Inc.                           54,495        9,039
   Linear Technology Corp.                 124,600        8,917
-  Univision Communications Inc.            82,600        8,441
-  Altera Corp.                            161,100        7,985
   Harley-Davidson, Inc.                   121,800        7,803
-  Vitesse Semiconductor Corp.             124,000        6,502
   BroadWing Inc.                          174,072        6,419
   Telephone & Data Systems, Inc.           49,900        6,287
-  Chiron Corp.                            146,800        6,221
   Stryker Corp.                            78,600        5,473
   Marshall & Ilsley Corp.                  86,400        5,427
   Tiffany & Co.                            58,500        5,221
-  Jabil Circuit, Inc.                      71,100        5,190
-  E*TRADE Group, Inc.                     198,200        5,178
-  Atmel Corp.                             163,500        4,833
-  SCI Systems, Inc.                        58,500        4,808
   Cintas Corp.                             90,100        4,787
-  Cadence Design Systems, Inc.            197,600        4,742
-  Legato Systems, Inc.                     68,900        4,741
-  Sanmina Corp.                            47,325        4,727
-  QLogic Corp.                             29,500        4,716
-  CheckFree Holdings Corp.                 44,400        4,640
   Comdisco, Inc.                          124,200        4,626
   Symbol Technologies, Inc.                71,750        4,561
-  Millennium Pharmaceuticals, Inc.         35,900        4,380
-  Electronic Arts Inc.                     51,300        4,309
-  Concord EFS, Inc.                       166,900        4,298
-  Forest Laboratories, Inc.                67,800        4,165
   Washington Post Co. Class B               7,480        4,158
-  American Power
    Conversion Corp.                       156,300        4,122
   Zions Bancorp                            69,400        4,108
-  Hispanic Broadcasting Corp.              44,100        4,067
   First Security Corp.                    158,900        4,057
-  DST Systems, Inc.                        51,100        3,900
-  Novellus Systems, Inc.                   31,800        3,896
-  Fiserv, Inc.                             99,550        3,814
-  Synopsys, Inc.                           57,100        3,811
-  Convergys Corp.                         123,100        3,785
-  Starbucks Corp.                         146,800        3,560
   Weatherford International, Inc.          87,095        3,478
-  Noble Drilling Corp.                    105,900        3,468
-  Nabors Industries, Inc.                 111,800        3,459
-  Rational Software Corp.                  70,400        3,458
-  Westwood One, Inc.                       44,750        3,401
   Charter One Financial                   171,000        3,270
-  Calpine Corp.                            50,700        3,245
   Montana Power Co.                        88,800        3,202
-  Park Place Entertainment                245,800        3,072
-  Genzyme Corp.                            67,800        3,051
   Tyson Foods, Inc.                       185,100        3,008
   First Tennessee National Corp.          105,100        2,995
-  Network Associates, Inc.                112,200        2,994
-  NCR Corp.                                77,800        2,947
   AMBAC Financial Group Inc.               56,400        2,943
-  Cypress Semiconductor Corp.              88,100        2,852
-  Microchip Technology, Inc.               41,100        2,813
   Reliastar Financial Corp.                71,575        2,805
-  Symantec Corp.                           46,900        2,750
-  CDW Computer Centers, Inc.               34,800        2,736
-  Health Management Associates
    Class A                                204,300        2,733
-  VISIX Inc.                               51,900        2,686
-  Jones Apparel Group, Inc.                98,718        2,678
-  Waters Corp.                             50,200        2,661
-  Sepracor Inc.                            26,700        2,648
   Mylan Laboratories, Inc.                104,200        2,625
-  American Standard Cos., Inc.             57,000        2,615
   ENSCO International, Inc.               110,700        2,532
   Reader's Digest Assn., Inc.
    Class A                                 85,900        2,513
   KeySpan Corp.                           108,000        2,504
   New England Electric System              47,700        2,468
-  SunGard Data Systems, Inc.              103,400        2,456
   Allmerica Financial Corp.                43,800        2,436
-  Sterling Commerce, Inc.                  71,200        2,425
-  Dollar Tree Stores, Inc.                 50,000        2,422
   Allegheny Energy, Inc.                   89,100        2,400
-  BJ Services Co.                          57,100        2,387
   A.G. Edwards & Sons, Inc.                74,300        2,382
   Hormel Foods Corp.                       58,400        2,372
   Hannaford Brothers Co.                   34,100        2,364
-  Global Marine, Inc.                     140,700        2,339
   Consolidated Papers                      73,200        2,329
   Manpower Inc.                            61,200        2,303
   Family Dollar Stores, Inc.              139,500        2,276
   Devon Energy Corp.                       69,168        2,274
   Bowater Inc.                             41,700        2,265
   SCANA Corp.                              83,600        2,247
-  Abercrombie & Fitch Co.                  83,100        2,218
   DPL Inc.                                128,000        2,216
   Unitrin, Inc.                            58,400        2,197
   Potomac Electric Power Co.               95,600        2,193
-  IVAX Corp.                               85,100        2,191
   Northeast Utilities                     106,100        2,182
-  BJ's Wholesale Club, Inc.                59,400        2,168
   International Speedway Corp.             42,900        2,161
-  Vishay Intertechnology, Inc.             68,319        2,161
-  Sterling Software, Inc.                  68,000        2,142
   Viad Corp.                               76,600        2,135
-  Integrated Device TechnologyInc.         73,500        2,132
   DQE Inc.                                 60,800        2,105
   Murphy Oil Corp.                         36,300        2,083
-  Williams Sonoma, Inc.                    45,200        2,079
   Green Point Financial Corp.              87,000        2,072
-  Sybron International Corp.               83,800        2,069
-  Robert Half International, Inc.          72,400        2,068
   Dial Corp.                               85,000        2,067
   Avnet, Inc.                              33,900        2,051
   Compass Bancshares Inc.                  91,700        2,046
-  SPX Corp.                                25,200        2,036
-  Quantum Corp.- DLT &
    Storage Systems                        133,000        2,012
   National Community Bancorp               87,400        1,983
-  Express Scripts                          30,700        1,965
   NSTAR                                    48,500        1,964

---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
MID-CAP INDEX FUND                          SHARES        (000)
---------------------------------------------------------------
-  Smith International, Inc.                39,500    $   1,963
   Illinova Corp.                           56,400        1,960
-  ChrisoCraft Industries, Inc.             27,145        1,958
-  Arrow Electronics, Inc.                  76,500        1,941
   TEC  Energy, Inc.                       104,500        1,940
-  Gilead Sciences, Inc.                    35,600        1,927
   Energy East Corp.                        92,300        1,921
   USG Corp.                                40,100        1,890
-  Nova Corp. (Georgia)                     59,656        1,883
   Sonoco Products Co.                      82,300        1,872
-  Pacificare Health Systems, Inc.          35,200        1,866
-  Informix Corp.                          162,600        1,850
   North Fork Bancorp, Inc.                105,300        1,843
-  Litton Industries, Inc.                  36,900        1,840
-  Keane, Inc.                              57,900        1,838
-  Affiliated Computer Services, Inc.
    Class A                                 39,900        1,835
   Kinder Morgan, Inc.                      90,900        1,835
   Wisconsin Energy Corp.                   95,200        1,833
   LG&E Energy Corp.                       104,700        1,826
-  Premier Parks Inc.                       63,200        1,825
   A. H. Belo Corp. Class A                 95,600        1,822
-  Saks Inc.                               116,922        1,820
-  MiniMed, Inc.                            24,800        1,817
   NiSource, Inc.                          101,000        1,805
   Mercantile Bankshares Corp.              55,900        1,785
   Associated BancoCorp.                    51,650        1,769
   Alliant Energy Corp.                     64,200        1,765
   FINOVA Group, Inc.                       49,600        1,761
   The PMI Group Inc.                       36,050        1,760
-  Lear Corp.                               54,400        1,741
   First Virginia Banks, Inc.               40,300        1,733
   McCormick & Co., Inc.                    57,400        1,708
-  American Eagle Outfitters, Inc.          37,800        1,701
-  Polycom, Inc.                            26,600        1,694
   Harris Corp.                             63,400        1,692
   Legg Mason Inc.                          46,400        1,682
   Hillenbrand Industries, Inc.             52,900        1,676
   Shaw Industries, Inc.                   108,500        1,675
   FirstMerit Corp.                         72,800        1,674
   TCF Financial Corp.                      67,200        1,672
-  Acxiom Corp.                             69,400        1,666
   Protective Life Corp.                    52,100        1,657
   American Water Works Co., Inc.           77,900        1,655
   MCN Energy Group Inc.                    69,400        1,648
-  Adtran, Inc.                             31,900        1,641
-  MidAmerican Energy Holdings Co.          48,500        1,634
   The Timber Co.                           66,100        1,628
   Tidewater Inc.                           44,900        1,616
   ICN Pharmaceuticals, Inc.                63,500        1,607
   Ultramar Diamond
    Shamrock Corp.                          70,300        1,595
-  Outback Steakhouse                       60,800        1,577
   AK Steel Corp.                           83,311        1,572
   R.J. Reynolds Tobacco
    Holdings, Inc.                          88,600        1,562
   Martin Marietta Materials, Inc.          37,700        1,546
   Whitman Corp.                           114,500        1,539
   IMC Global Inc.                          92,800        1,520
-  Lincare Holdings, Inc.                   43,700        1,516
-  Sykes Enterprises, Inc.                  34,400        1,509
-  Storage Technology Corp.                 81,300        1,499
   Herman Miller, Inc.                      64,900        1,493
-  Mandalay Resort Group                    73,500        1,479
   International Game Technology            72,800        1,479
   Pentair, Inc.                            38,400        1,478
   Southdown, Inc.                          28,636        1,478
   National Fuel Gas Co.                    31,500        1,465
   UtiliCorp United, Inc.                   75,350        1,465
   Sotheby's Holdings Class A               47,700        1,431
   CCB Financial Corp.                      32,700        1,424
   Hubbell Inc. Class B                     51,600        1,406
   Reynolds & Reynolds Class A              62,400        1,404
   Fastenal Co.                             30,800        1,384
   Old Republic International Corp.        101,500        1,383
   Hibernia Corp. Class A                  130,091        1,382
   Solutia, Inc.                            89,400        1,380
-  U.S. Foodservice                         82,100        1,375
   Dime Bancorp, Inc.                       89,900        1,360
   CNF Transportation, Inc.                 39,300        1,356
   IBP, Inc.                                74,900        1,348
   GATX Corp.                               39,900        1,347
   Lubrizol Corp.                           43,600        1,346
   Astoria Financial Corp.                  44,100        1,342
   Puget Sound Energy Inc.                  68,400        1,325
   Sovereign Bancorp, Inc.                 177,367        1,322
   Diebold, Inc.                            56,000        1,316
-  Mohawk Industries, Inc.                  49,200        1,298
   Ross Stores, Inc.                        72,200        1,295
   Flowers Industries, Inc.                 81,100        1,293
 - Cambridge Technology Partners            48,800        1,281
   Provident Financial Group, Inc.          35,600        1,277
   Wilmington Trust Corp.                   26,400        1,274
   CK Witco Corp.                           94,953        1,270
 - Brinker International, Inc.              52,900        1,270
 - Apollo Group, Inc. Class A               62,700        1,258
   American Financial Group, Inc.           47,400        1,250
   Conectiv, Inc.                           74,175        1,247
   Dean Foods Corp.                         31,200        1,240
   Pacific Century Financial Corp.          65,200        1,218
   City National Corp.                      36,900        1,215
   Lyondell Chemical Co.                    95,200        1,214
   Beckman Coulter, Inc.                    23,800        1,211
   OGE Energy Corp.                         63,700        1,210
   Federal-Mogul Corp.                      59,900        1,205
   IPALCO Enterprises, Inc.                 70,200        1,198
 - Santa Fe Snyder Corp.                   149,300        1,194
 - Payless ShoeSource, Inc.                 25,400        1,194
   Harte-Hanks, Inc.                        54,800        1,192
 - ACNielson Corp.                          47,400        1,167
 - Barnes & Noble, Inc.                     56,100        1,157
   Lee Enterprises, Inc.                    35,900        1,147
 - Tech Data Corp.                          42,100        1,142
   Kansas City Power & Light Co.            50,800        1,121
   Media General, Inc. Class A              21,500        1,118
   Sierra Pacific Resources                 64,232        1,112
 - Modis Professional Services Inc.         77,700        1,107
   Callaway Golf Co.                        61,600        1,090
   Rayonier Inc.                            22,500        1,087
   Cabot Corp.                              52,800        1,076
 - Sensormatic Electronics Corp.            61,600        1,074
   HON Industries, Inc.                     48,900        1,073

---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
                                            SHARES        (000)
---------------------------------------------------------------
   Meritor Automotive, Inc.                 55,200   $    1,070
   Houghton Mifflin Co.                     25,200        1,063
   Lancaster Colony Corp.                   32,000        1,060
 - First Health Group Corp.                 39,200        1,053
   Washington Gas Light Corp.               37,600        1,034
 - Devry, Inc.                              55,500        1,034
 - Ocean Energy, Inc.                      133,300        1,033
   Clayton Homes Inc.                      111,800        1,027
   Harsco Corp.                             32,100        1,019
   Interstate Bakeries Corp.                56,000        1,015
   DENTSPLY International Inc.              42,800        1,011
   Minnesota Power, Inc.                    59,500        1,008
 - Suiza Foods Corp.                        25,300        1,003
 - Borders Group, Inc.                      62,400        1,002
 - Imation Corp.                            29,500          990
   Questar Corp.                            65,900          988
 - Foundation Health Systems
    Class A                                 99,100          985
   Cordant Technologies, Inc.               29,700          980
   Noble Affiliates, Inc.                   45,600          978
 - Blyth Industries, Inc.                   38,800          953
   Teleflex Inc.                            30,300          949
 - Trigon Healthcare, Inc.                  31,800          938
   Claire's Stores, Inc.                    41,500          929
 - Swift Transportation Co., Inc.           52,200          920
   Trinity Industries, Inc.                 32,000          910
   Bergen Brunswig Corp. Class A           108,795          904
   Valero Energy Corp.                      45,200          898
   Donaldson Co., Inc.                      37,300          898
   RPM Inc. (Ohio)                          87,600          892
   BorgoWarner Automotive, Inc.             22,000          891
   Omnicare, Inc.                           74,000          888
 - Furniture Brands International Inc.      40,000          880
   Carlisle Co., Inc.                       24,400          878
   York International Corp.                 31,600          867
   Helmerich & Payne, Inc.                  39,629          864
 - Hanover Compressor Co.                   22,700          857
   Airborne Freight Corp.                   38,900          856
   COMSAT Corp.                             43,036          855
   Webster Financial Corp.                  36,200          853
   Everest Reinsurance
    Holdings, Inc.                          38,100          850
   Church & Dwight, Inc.                    31,500          841
-  Lands' End, Inc.                         24,100          837
-  Scholastic Corp.                         13,400          833
   WestAmerica Bancorporation               29,800          833
   Universal Foods Corp.                    40,800          831
-  Oxford Health Plan                       65,300          828
   Kennametal, Inc.                         24,500          824
   Keystone Financial, Inc.                 39,000          821
   IDACORP, Inc.                            30,500          818
   HSB Group Inc.                           23,600          798
-  Cytec Industries, Inc.                   34,300          793
   Alexander & Baldwin, Inc.                34,500          787
   AGL Resources Inc.                       46,200          785
   Ohio Casualty Corp.                      48,800          784
   Georgia Gulf Corp.                       25,300          770
-  Apria Healthcare                         42,900          770
   Tecumseh Products Co. Class A            16,200          764
   Westpoint Stevens, Inc.                  43,400          759
   Hawaiian Electric Industries Inc.        26,200          757
-  Alaska Air Group, Inc.                   21,400          752
-  Policy Management Systems Corp.          29,300          749
   Olsten Corp.                             66,000          747
-  Transaction Systems
    Architects, Inc.                        26,400          739
   Dole Food Co.                            45,400          738
   Newport News Shipbuilding Inc.           26,800          737
   Albemarle Corp.                          38,020          730
   CMP Group Inc.                           26,400          728
   Dexter Corp.                             18,300          727
-  The Neiman Marcus Group, Inc.
    Class B                                 27,000          727
   Olin Corp.                               36,600          725
   Pittston Brink's Group                   32,800          722
-  Pioneer Natural Resources Co.            80,500          719
   Kelly Services, Inc. Class A             28,500          716
   Investment Technology Group, Inc.        24,500          704
-  Cirrus Logic                             52,100          694
   Minerals Technologies, Inc.              17,200          689
-  Mentor Graphics Corp.                    52,200          688
-  Jacobs Engineering Group Inc.            21,100          686
   Kaydon Corp.                             25,000          670
   Mark IV Industries, Inc.                 37,100          656
   Nordson Corp.                            13,400          647
   Horace Mann Educators Corp.              32,900          646
-  UCAR International, Inc.                 36,200          645
   AGCO Corp.                               47,800          642
   Carter-Wallace, Inc.                     35,800          642
   Pennzoil-Quaker State Co.                62,094          633
   Ferro Corp.                              28,700          631
   H.B. Fuller Co.                          11,200          626
-  GTech Holdings Corp.                     28,400          625
-  Papa John's International, Inc.          23,800          620
-  NCO Group, Inc.                          20,200          609
   Federal Signal Corp.                     37,500          602
   Longview Fibre Co.                       42,000          598
   Arvin Industries, Inc.                   21,000          596
-  Unifi, Inc.                              48,200          593
   Modine Manufacturing Co.                 23,700          592
-  Gartner Group, Inc. Class B              42,800          591
   Superior Industries
    International, Inc.                     21,700          582
   Cleco Corp.                              18,100          580
   Ruddick Corp.                            37,300          578
   Universal Corp.                          25,300          577
   Wallace Computer Services, Inc.          34,200          569
-  Wisconsin Central
    Transportation Corp.                    41,700          560
   The Warnaco Group, Inc. Class A          45,300          558
-  STERIS Corp.                             53,400          551
-  PSS World Medical, Inc.                  57,800          545
-  Airgas, Inc.                             57,300          544
-  Micro Warehouse Inc.                     29,300          542
-  Varco International, Inc.                53,200          542
-  Sylvan Learning Systems, Inc.            41,600          541
   Public Service Co. of New Mexico         33,200          539
   Precision Castparts Corp.                20,000          525
-  Quorum Health Group, Inc.                55,900          521
   Flowserve Corp.                          30,400          517
-  Covance, Inc.                            46,600          504
   P.H. Glatfelter Co.                      34,500          502

---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
MID-CAP INDEX FUND                          SHARES        (000)
---------------------------------------------------------------
   Ametek Aerospace Products Inc.           26,300    $     501
 - OfficeMax, Inc.                          90,500          498
   Bob Evans Farms, Inc.                    32,200          497
   Wellman, Inc.                            26,400          492
   Carpenter Technology Corp.               17,900          491
   Ogden Corp.                              40,400          482
 - Perrigo Co.                              59,900          479
   Banta Corp.                              21,100          476
   CBRL Group, Inc.                         48,900          474
   Wausau-Mosinee Paper Corp.               40,100          469
 - Sequa Corp. Class A                       8,500          458
   Chesapeake Corp. of Virginia             14,700          448
   J.M. Smucker Co. Class A                 22,800          445
 - Total Renal Care Holdings, Inc.          66,400          444
   The Standard Register Co.                22,900          444
   Gartner Group, Inc. Class A              28,500          435
   M.A. Hanna Co.                           39,200          429
   Bandag, Inc.                             17,000          425
   Indiana Energy, Inc.                     23,766          422
   Overseas Shipholding Group Inc.          28,200          418
   A. Schulman Inc.                         25,500          416
   J.B. Hunt Transport Services, Inc.       29,900          414
   Stewart Enterprises, Inc. Class A        85,700          407
 - CompUSA, Inc.                            76,200          391
   Granite Construction Co.                 21,150          390
   Black Hills Corp.                        16,800          373
   Ryerson Tull, Inc.                       19,085          371
 - Beverly Enterprises, Inc.                84,400          369
 - The Neiman Marcus Group, Inc.
    Class A                                 13,200          369
   Dreyer's Grand Ice Cream, Inc.           21,600          367
 - Albany International Corp.               23,651          367
 - Structural Dynamics
    Research Corp.                          28,200          360
 - Navigant Consulting, Inc.                32,900          358
   Rollins, Inc.                            23,300          350
 - Buffets Inc.                             33,100          331
   Arnold Industries, Inc.                  19,100          269
   Cleveland-Cliffs Iron Co.                 8,600          268
   Stewart & Stevenson
    Services, Inc.                          22,200          263
   Ethyl Corp.                              66,100          260
 - Acuson Corp.                             20,600          259
   Lance, Inc.                              23,700          237
 - Maxxam Inc.                               5,400          232
 - Lone Star Steakhouse &
    Saloon, Inc.                            25,400          227
 - Vlasic Foods International, Inc.         34,900          198
   International Multifoods Corp.           14,300          189
   NCH Corp.                                 4,200          187
 - Burlington Industries, Inc.              41,700          167
   Oregon Steel Mills, Inc.                 20,200          160
 - Magnatek                                 18,900          145
   Heilig-Meyers Co.                        46,400          128
---------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $688,005)                                       744,627
---------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.0%)(1)
---------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 5.64%, 1/21/2000                        $  200          199
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.25%, 1/3/2000                           14,722       14,722
---------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $14,921)                                         14,921
---------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
  (COST $702,926)                                       759,548
---------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
---------------------------------------------------------------
Other Assets--Note B                                      5,957
Liabilities                                             (18,389)
                                                      ---------
                                                        (12,432)
---------------------------------------------------------------
NET ASSETS (100%)                                      $747,116
===============================================================

    *See Note A in Notes to Financial Statements.

    -Non-Income-Producing Security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 1.8%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Security segregated as initial margin for open futures contracts.


---------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:

---------------------------------------------------------------
                                                        AMOUNT
                                                         (000)
---------------------------------------------------------------
 Paid in Capital                                      $679,122
 Overdistributed Net Investment Income                    (194)
 Accumulated Net Realized Gains                         11,548
 Unrealized Appreciation--Note F
  Investment Securities                                 56,622
  Futures Contracts                                         18
---------------------------------------------------------------
 NET ASSETS                                           $747,116
===============================================================

Investor Shares--Net Assets
 Applicable to 53,519,381 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                           $604,502
---------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                       $11.30
===============================================================

 Institutional Shares--Net Assets
 Applicable to 12,616,755 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                           $142,614
---------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                  $11.30
===============================================================

--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
SMALL-CAP INDEX FUND                        SHARES       (000)
--------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
--------------------------------------------------------------
- BroadVision, Inc.                       232,100    $  39,472
- MicroStrategy Inc.                      162,800       34,188
- VerticalNet, Inc.                       142,800       23,419
- Millennium Pharmaceuticals, Inc.        153,100       18,678
- LAM Research Corp.                      164,200       18,319
- Interdigital Communications Corp.       233,400       17,505
- Mercury Interactive Corp.               159,900       17,259
- IDEC Pharmaceuticals Corp.              174,500       17,145
- PE Corp. - Celera Genomics Group        106,800       15,913
- Omnipoint Corp.                         130,300       15,717
- Emulex Corp.                            137,900       15,514
  Optical Coating Laboratory, Inc.         50,900       15,066
- Human Genome Sciences, Inc.              97,000       14,805
- Cypress Semiconductor Corp.             443,225       14,349
- Advanced Fibre
   Communications, Inc.                   298,900       13,357
- RSA Security Inc.                       152,560       11,823
- Affymetrix, Inc.                         68,300       11,590
- Clarify, Inc.                            89,700       11,302
- Westwood One, Inc.                      146,100       11,104
- S1 Corp.                                141,050       11,020
- HNC Software, Inc.                      102,100       10,797
- Harmonic, Inc.                          111,500       10,586
- C-Cube Microsystems, Inc.               168,600       10,495
- Amkor Technology, Inc.                  361,300       10,207
- Integrated Device
   Technology Inc.                        350,400       10,162
- Gilead Sciences, Inc.                   184,716        9,998
- Powertel Inc.                            97,800        9,817
- Informix Corp.                          803,500        9,140
- Valuevision International, Inc.
   Class A                                156,500        8,969
- Lattice Semiconductor Corp.             189,950        8,951
- Cree Research, Inc.                     104,400        8,913
- DII Group, Inc.                         124,846        8,860
- Peregrine Systems, Inc.                 106,000        8,758
  CTS Corp.                               115,600        8,713
- Emmis Communications, Inc.               67,400        8,401
- SanDisk Corp.                            87,200        8,393
- CommScope, Inc.                         203,108        8,188
  PerkinElmer, Inc.                       193,200        8,054
  True North Communications               180,000        8,044
  Dallas Semiconductor Corp.              123,800        7,977
- TranSwitch Corp.                        108,000        7,837
- Aspect Communications Corp.             200,100        7,829
- Ancor Communications, Inc.              115,000        7,806
- Credence Systems Corp.                   89,800        7,768
- Go2Net, Inc.                             88,100        7,665
- Intermedia Communications Inc.          195,600        7,592
- Oak Industries, Inc.                     71,000        7,535
- The Titan Corp.                         156,600        7,380
- Micromuse Inc.                           43,000        7,310
- KEMET Corp.                             161,200        7,264
- ISS Group, Inc.                         100,900        7,177
  Tektronix, Inc.                         184,600        7,176
  Radian Group, Inc.                      149,210        7,125
- TriQuint Semiconductor, Inc.             62,100        6,909
- Xircom, Inc.                             92,000        6,900
  C.H. Robinson Worldwide, Inc.           172,700        6,865
- Visual Networks, Inc.                    86,234        6,834
- Micrel, Inc.                            119,500        6,804
- Sawtek Inc.                             102,200        6,803
  Jones Pharma, Inc.                      152,900        6,642
  Sky Financial Group, Inc.               328,985        6,621
- Semtech Corp.                           126,902        6,615
- Entercom Communications Corp.            99,800        6,587
- Enzon, Inc.                             151,800        6,584
- Andrew Corp.                            346,837        6,568
  CK Witco Corp.                          487,862        6,525
- Aspect Development, Inc.                 95,100        6,514
  Eastern Enterprises                     112,134        6,441
- Zebra Technologies Corp. Class A        105,900        6,195
- Citadel Communications Corp.             95,300        6,183
- Mettler-Toledo International Inc.       161,200        6,156
- Digital Microwave Corp.                 262,000        6,141
- MRV Communications Inc.                  97,500        6,130
- INCYTE Pharmaceuticals, Inc.            101,300        6,078
- Fisher Scientific International Inc.    167,900        6,065
  Applied Power, Inc.                     164,695        6,053
- Leap Wireless International, Inc.        76,400        5,997
  Lee Enterprises, Inc.                   187,300        5,982
- Burr-Brown Corp.                        162,650        5,876
- Interim Services, Inc.                  237,006        5,866
- Sybase, Inc.                            342,800        5,828
  Pittway Corp. Class A                   129,300        5,794
  The MONY Group Inc.                     198,000        5,779
  Metris Cos., Inc.                       161,642        5,769
- Technology Solutions Co.                175,925        5,762
  Sierra Pacific Resources                330,396        5,720
- Polycom, Inc.                            89,500        5,700
- AmeriCredit Corp.                       307,300        5,685
  Callaway Golf Co.                       320,500        5,669
  UST Corp.                               178,200        5,658
- Cambridge Technology Partners           215,300        5,652
- Suiza Foods Corp.                       142,500        5,647
- First Health Group Corp.                210,000        5,644
  Rayonier Inc.                           116,800        5,643
- Cognex Corp.                            144,600        5,639
- International Rectifier Corp.           216,700        5,634
- ACTV, Inc.                              123,300        5,633
- Hyperion Solutions Corp.                128,719        5,599
- ITC DeltaCom, Inc.                      201,500        5,566
- American Management
   Systems, Inc.                          177,100        5,557
  Ethan Allen Interiors, Inc.             171,100        5,486
- Cymer, Inc.                             118,900        5,469
- Protein Design Labs, Inc.                78,100        5,467
  Florida East Coast Railway Co.          130,400        5,444
- Mueller Industries Inc.                 149,500        5,419
  Hudson United Bancorp                   211,311        5,402
- PRI Automation, Inc.                     80,200        5,383
  Washington Gas Light Corp.              195,100        5,365
- Marine Drilling Co., Inc.               239,100        5,365
  USFreightways Corp.                     112,000        5,362
  Harsco Corp.                            168,700        5,356
- Proxim, Inc.                             48,300        5,313
- Wind River Systems Inc.                 144,450        5,309
- Open Market, Inc.                       116,900        5,275
- Visio Corp.                             111,000        5,272
- Black Box Corp.                          78,600        5,266
- Borders Group, Inc.                     327,200        5,256

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
--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
SMALL-CAP INDEX FUND                       SHARES        (000)
--------------------------------------------------------------
- Concentric Network Corp.                169,200   $    5,213
- Verity, Inc.                            122,400        5,210
- Ciber, Inc.                             189,300        5,206
  Worthington Industries, Inc.            313,800        5,197
- Imation Corp.                           154,500        5,185
- ChoicePoint Inc.                        124,900        5,168
- Proxicom, Inc.                           41,300        5,134
- Getty Images, Inc.                      105,000        5,132
- Whole Foods Market, Inc.                110,600        5,129
  Corn Products International, Inc.       156,100        5,112
- Harbinger Corp.                         160,350        5,101
- Price Communications Corp.              183,235        5,096
- Stillwater Mining Co.                   158,850        5,063
- Medicis Pharmaceutical Corp.            118,650        5,050
- Plantronics, Inc.                        70,400        5,038
  National Computer Systems, Inc.         133,900        5,038
- Celgene Corp.                            71,600        5,012
  Health Care Properties Investors
   REIT                                   209,382        4,999
- Abgenix, Inc.                            37,700        4,995
- MICROS Systems, Inc.                     67,500        4,995
  Arthur J. Gallagher & Co.                76,900        4,979
- Sensormatic Electronics Corp.           285,450        4,978
- Pinnacle Holdings Inc. REIT             116,300        4,928
  Potlatch Corp.                          109,700        4,895
  Kaufman & Broad Home Corp.              201,500        4,874
- King Pharmaceuticals, Inc.               86,200        4,833
  Eaton Vance Corp.                       127,000        4,826
  Roper Industries Inc.                   127,400        4,817
  Trinity Industries, Inc.                169,400        4,817
  Methode Electronics, Inc. Class A       148,500        4,771
- Alkermes, Inc.                           97,100        4,770
  Allied Capital Corp.                    260,100        4,763
- Intraware, Inc.                          60,200        4,756
- Adaptive Broadband Corp.                 64,400        4,754
- Dycom Industries, Inc.                  107,550        4,739
  Commerce Bancorp, Inc.                  117,089        4,735
- Rare Medium Group, Inc.                 138,400        4,723
- QRS Corp.                                44,800        4,704
- DSP Group Inc.                           50,500        4,696
- Smithfield Foods, Inc.                  195,400        4,690
- Remedy Corp.                             98,900        4,685
  Equitable Resources, Inc.               139,600        4,659
  Camden Property Trust REIT              169,687        4,645
- Techne Corp.                             84,228        4,638
- Bethlehem Steel Corp.                   553,591        4,636
  Wicor, Inc.                             157,200        4,588
  Air Express International Corp.         141,900        4,585
- Hanover Compressor Co.                  121,300        4,579
- Cytyc Corp.                              74,800        4,567
  MDU Resources Group, Inc.               227,687        4,554
  Helmerich & Payne, Inc.                 208,100        4,539
  Washington Federal Inc.                 228,700        4,517
- Amphenol Corp.                           67,800        4,513
- MTI Technology Corp.                    121,800        4,491
- MMC Networks, Inc.                      130,500        4,486
- CapRock Communications Corp.            138,200        4,483
  Airborne Freight Corp.                  203,500        4,477
- Pegasus Communications Corp.
   Class A                                 45,800        4,477
-  Kopin Corp.                            106,200        4,460
- Power Integrations, Inc.                 92,800        4,449
- Actuate Software Corp.                  103,600        4,442
  Weingarten Realty Investors REIT        113,075        4,403
- Diamond Technology Partners Inc.         50,950        4,379
- Renal Care Group, Inc.                  186,850        4,368
  First Industrial Realty Trust REIT      159,100        4,365
  Church & Dwight, Inc.                   163,100        4,353
- Furniture Brands International Inc.     197,600        4,347
- Patterson Dental Co.                    101,750        4,337
- Varian Semiconductor
   Equipment Associates, Inc.             127,300        4,328
  The Timken Co.                          211,400        4,320
  United Bankshares, Inc.                 179,900        4,295
- Adtran, Inc.                             83,300        4,285
  United Dominion Realty Trust REIT       433,850        4,284
  One Valley Bancorp of
   West Virginia Inc.                     139,743        4,280
- ImClone Systems, Inc.                   107,500        4,260
- Dendrite International, Inc.            125,700        4,258
- Caremark Rx, Inc.                       838,452        4,245
  IDACORP, Inc.                           158,200        4,242
  BRE Properties Inc. Class A REIT        186,948        4,241
  Ohio Casualty Corp.                     262,618        4,218
- USinternetworking, Inc.                  60,250        4,210
- Kulicke & Soffa Industries, Inc.         98,900        4,209
  Helix Technology Corp.                   93,800        4,203
- Enzo Biochem, Inc.                       93,003        4,191
- Metamor Worldwide, Inc.                 143,800        4,188
- Cytec Industries, Inc.                  180,700        4,179
- Cephalon, Inc.                          120,600        4,168
  HSB Group Inc.                          122,950        4,157
  BancWest Corp.                          212,300        4,140
  Valero Energy Corp.                     208,000        4,134
  Alexander & Baldwin, Inc.               181,200        4,134
- Aerial Communications Inc.               67,900        4,133
  Donaldson Co., Inc.                     171,500        4,127
- Newfield Exploration Co.                154,100        4,122
  Tupperware Corp.                        242,400        4,106
  First Midwest Bancorp                   154,321        4,090
  United Asset Management Corp.           220,300        4,089
- Iron Mountain, Inc.                     103,800        4,081
- Sykes Enterprises, Inc.                  92,800        4,072
  Leucadia National Corp.                 175,900        4,068
  AGL Resources Inc.                      238,500        4,054
- Advanced Digital
   Information Corp.                       83,200        4,046
- Electro Scientific Industries, Inc.      55,300        4,037
- PairGain Technologies, Inc.             284,400        4,035
- Macrovision Corp.                        54,500        4,033
  Hospitality Properties Trust REIT       211,300        4,028
- ETEC Systems, Inc.                       89,700        4,025
  Universal Foods Corp.                   197,000        4,014
- Alpha Industries, Inc.                   69,600        3,989
  United Water Resources, Inc.            116,268        3,975
  Georgia Gulf Corp.                      130,100        3,960
- Apria Healthcare                        220,500        3,955
  Piedmont Natural Gas, Inc.              130,651        3,952
  Kennametal, Inc.                        117,300        3,944
  Hawaiian Electric Industries Inc.       136,000        3,927
  IndyMac Mortgage Holdings, Inc.
    REIT                                   307,100        3,916

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
---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
                                            SHARES        (000)
---------------------------------------------------------------
- Choice Hotel International, Inc.         228,400   $    3,911
- Entrust Technologies, Inc.                65,200        3,908
  Independence Community
   Bank Corp.                              312,600        3,908
- Affiliated Managers Group, Inc.           96,100        3,886
- AnswerThink Consulting
   Group, Inc.                             113,400        3,884
- MedQuist, Inc.                           150,100        3,874
- United Stationers, Inc.                  135,600        3,873
  BancorpSouth, Inc.                       236,600        3,860
- Terayon Communications
   Systems, Inc.                            61,400        3,857
- Policy Management
   Systems Corp.                           150,700        3,852
- National Instruments Corp.               100,700        3,852
- Transaction Systems
   Architects, Inc.                        137,200        3,842
  Dexter Corp.                              96,600        3,840
- Dionex Corp.                              93,200        3,839
- W.R. Grace & Co.                         275,900        3,828
  Citizens Banking Corp.                   170,892        3,824
- Varian Medical Systems, Inc.             128,200        3,822
  Harman International
   Industries, Inc.                         68,025        3,818
- Silicon Valley Bancshares                 76,900        3,807
- Iomega Corp.                           1,125,100        3,797
  Polaris Industries, Inc.                 104,600        3,792
  CMP Group Inc.                           137,514        3,790
  Newport News Shipbuilding Inc.           137,100        3,770
  IDEX Corp.                               124,100        3,770
  Webster Financial Corp.                  159,900        3,768
- Mastec Inc.                               84,600        3,765
- Concurrent Computer Corp.                201,300        3,762
- Documentum, Inc.                          62,800        3,760
  Texas Industries, Inc.                    88,320        3,759
- Pioneer Natural Resources Co.            419,400        3,748
- Vertex Pharmaceuticals, Inc.             106,900        3,741
- Eclipsys Corp.                           146,000        3,741
- InterVU Inc.                              35,500        3,728
  Manitowac Co., Inc.                      109,600        3,726
- Informatica Corp.                         35,000        3,723
- ICG Communications, Inc.                 197,100        3,696
- Mentor Graphics Corp.                    279,400        3,685
- Antec Corp.                              100,900        3,683
- Pacific Sunwear of California            115,362        3,677
  La-Z-Boy Inc.                            218,600        3,675
- Alleghany Corp.                           19,810        3,675
- Progress Software Corp.                   64,700        3,672
- TeleBanc Financial Corp.                 141,100        3,669
- Allaire Corp.                             25,300        3,668
- Alaska Air Group, Inc.                   103,900        3,649
- Quest Diagnostics, Inc.                  119,300        3,646
- TSI International Software Ltd.           64,300        3,641
  Mark IV Industries, Inc.                 205,376        3,633
  Bank United Corp. Class A                132,900        3,622
- Mastech Corp.                            146,000        3,613
- MGC Communications, Inc.                  71,200        3,613
- Scholastic Corp.                          58,100        3,613
- World Access, Inc.                       187,100        3,602
- Primus Telecommunications
   Group, Inc.                              94,000        3,595
  Pittston Brink's Group                   163,000        3,586
- ANADIGICS, Inc.                           75,700        3,572
  Whitney Holdings                          96,350        3,571
- Jack in the Box Inc.                     172,200        3,562
- Metricom                                  45,100        3,546
  Polaroid Corp.                           188,000        3,537
- Cumulus Media Inc. Class A                69,300        3,517
  Chittenden Corp.                         118,457        3,509
  Capitol Federal Financial                359,800        3,508
  Storage USA, Inc. REIT                   115,900        3,506
- Barrett Resources Corp.                  118,700        3,494
- Asyst Technologies, Inc.                  53,100        3,481
- Imperial Bancorp                         144,215        3,479
  Cousins Properties, Inc. REIT            102,409        3,475
  Kaydon Corp.                             129,600        3,475
- Glenayre Technologies, Inc.              306,725        3,470
- Ames Department Stores, Inc.             120,300        3,466
- GTech Holdings Corp.                     157,400        3,463
- Powerwave Technologies, Inc.              59,300        3,462
- InfoCure Corp.                           110,900        3,459
- Insight Enterprises, Inc.                 85,000        3,453
- BindView Development Corp.                69,400        3,448
  Pride International Inc.                 235,500        3,444
  OM Group, Inc.                           100,000        3,444
  Park National Corp.                       35,860        3,443
- FileNet Corp.                            134,900        3,440
  Pogo Producing Co.                       167,400        3,432
  Jostens Inc.                             141,000        3,428
- The Profit Recovery Group
   International, Inc.                     127,950        3,399
  Cambrex Corp.                             98,600        3,396
- SCM Microsystems, Inc.                    53,055        3,392
  Horace Mann Educators Corp.              172,600        3,387
- Quanta Services, Inc.                    119,800        3,384
  E.W. Blanch Holdings, Inc.                55,100        3,375
  AGCO Corp.                               250,300        3,363
- UCAR International, Inc.                 188,600        3,359
- LTX Corp.                                149,500        3,345
- Biotechnology General                    219,200        3,343
  Aptargroup Inc.                          132,900        3,339
- Cirrus Logic                             250,800        3,339
- Copart, Inc.                              76,700        3,336
  Olin Corp.                               168,400        3,336
  Olsten Corp.                             294,850        3,335
  ONEOK, Inc.                              132,500        3,329
- Korn/Ferry International                  91,300        3,321
  Prentiss Properties Trust REIT           158,100        3,320
- Advent Software, Inc.                     51,450        3,315
  Pennzoil-Quaker State Co.                325,000        3,311
  Applebee's International, Inc.           111,100        3,277
- SportsLine.com, Inc.                      65,300        3,273
  Lincoln Electric Holdings                158,000        3,259
  FactSet Research Systems Inc.             40,850        3,253
  Ferro Corp.                              147,400        3,243
- Project Software &
   Development, Inc.                        58,200        3,230
  Minerals Technologies, Inc.               80,500        3,225
- CEC Entertainment Inc.                   113,600        3,223
  Developers Diversified Realty
   Corp. REIT                              250,200        3,221
  First Financial Bancorp                  150,675        3,221

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
---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
SMALL-CAP INDEX FUND                        SHARES        (000)
---------------------------------------------------------------
  RGS Energy Group Inc.                    156,100   $    3,210
  Hussman International, Inc.              212,975        3,208
- Plexus Corp.                              72,600        3,194
- National-Oilwell, Inc.                   203,400        3,191
  Lennar Corp.                             196,100        3,187
  Federal Realty Investment Trust
   REIT                                    169,100        3,181
  Raymond James Financial, Inc.            169,900        3,175
- 24/7 Media, Inc.                          56,400        3,173
  MeriStar Hospitality Corp. REIT          198,034        3,169
- NVIDIA Corp.                              67,500        3,168
- Kronos, Inc.                              52,750        3,165
- Vicor Corp.                               78,100        3,163
- AnnTaylor Stores Corp.                    91,600        3,154
  Westinghouse Air Brake Co.               177,456        3,150
  Pacific Capital Bancorp                  102,400        3,149
  Hooper Holmes, Inc.                      122,200        3,147
  Cabot Industrial Trust REIT              170,900        3,140
- Great Plains Software, Inc.               42,000        3,140
- Aspen Technologies, Inc.                 118,600        3,135
- Scotts Co.                                77,300        3,111
- Pegasus Systems Inc.                      51,500        3,106
  Community First Bankshares               197,100        3,104
- Michaels Stores, Inc.                    108,918        3,104
  United Illuminating Co.                   60,350        3,100
  First Commonwealth
   Financial Corp.                         258,200        3,098
  CenterPoint Properties Corp. REIT         86,300        3,096
  H.B. Fuller Co.                           55,250        3,091
- Pinnacle Systems, Inc.                    75,900        3,088
  Federal Signal Corp.                     192,200        3,087
- AmeriSource Health Corp.                 203,200        3,086
  Longview Fibre Co.                       216,300        3,082
- Cost Plus, Inc.                           86,500        3,082
- Teletech Holdings Inc.                    91,400        3,080
  Arvin Industries, Inc.                   108,400        3,076
  Philadelphia Suburban Corp.              148,600        3,074
  Staten Island Bancorp, Inc.              170,700        3,073
- Brightpoint, Inc.                        234,025        3,072
  Pulte Corp.                              136,500        3,071
- O'Reilly Automotive, Inc.                142,600        3,066
  Jack Henry & Associates                   57,100        3,066
- Men's Wearhouse, Inc.                    103,450        3,039
- Razorfish Inc.                            31,900        3,034
- Catalytica, Inc.                         223,700        3,034
- Unifi, Inc.                              246,300        3,033
  Cleco Corp.                               94,500        3,030
- Beringer Wine Estates
   Holdings, Inc.                           75,900        3,027
- CommNet Cellular Inc.                     93,700        3,010
- Jacobs Engineering Group Inc.             92,500        3,006
- Journal Register Co.                     194,500        3,003
  Universal Corp.                          131,000        2,988
- Mercury Computer Systems, Inc.            84,900        2,971
- Midway Games Inc.                        124,011        2,969
- Artesyn Technologies, Inc.               140,956        2,960
  Regency Realty Corp. REIT                148,000        2,960
  Brady Corp. Class A                       87,100        2,956
  Trustco Bank                             222,998        2,955
- Integrated Systems, Inc.                  87,800        2,947
  Charles E. Smith Residential
   Realty, Inc. REIT                        83,300        2,947
- Adelphia Business Solutions, Inc.         61,300        2,942
  Southwest Gas Corp.                      127,600        2,935
  JLG Industries, Inc.                     184,500        2,929
  USEC Inc.                                418,400        2,929
- Hadco Corp.                               57,400        2,927
- C-COR Electronics, Inc.                   38,100        2,919
- Wisconsin Central
   Transportation Corp.                    217,100        2,917
- Steel Dynamics, Inc.                     182,600        2,910
- Orbital Sciences Corp.                   156,700        2,909
- Terex Corp.                              104,600        2,903
  New Jersey Resources Corp.                74,200        2,898
  Fleetwood Enterprises, Inc.              140,500        2,898
  Geon Co.                                  89,100        2,896
  D. R. Horton, Inc.                       209,644        2,896
- STERIS Corp.                             280,600        2,894
- Southern Union Co.                       151,215        2,892
- America West Holdings Corp.
   Class B                                 138,700        2,878
  First American Financial Corp.           231,100        2,874
- InterVoice-Brite, Inc.                   121,000        2,862
  Nordson Corp.                             59,300        2,861
- ShopKo Stores, Inc.                      124,400        2,861
  Amcore Financial                         119,120        2,859
- TALK.com, Inc.                           160,900        2,856
- Varian, Inc.                             126,900        2,855
  Earthgrains Co.                          176,744        2,850
- Quorum Health Group, Inc.                305,550        2,845
- Markel Corp.                              18,300        2,836
  Commerce Group, Inc.                     108,300        2,829
- Spyglass, Inc.                            74,600        2,829
  Shurgard Storage Centers, Inc.
   Class A REIT                            121,700        2,822
- PSS World Medical, Inc.                  298,462        2,817
- PETsMART, Inc.                           489,550        2,815
  Liberty Corp.                             66,700        2,814
- Santa Cruz Operation, Inc.                92,600        2,813
  Public Service Co. of
   North Carolina, Inc.                     86,600        2,798
  Delta & Pine Land Co.                    161,000        2,797
  Investors Financial Services Corp.        60,752        2,795
  WPS Resources Corp.                      111,100        2,791
- ATMI, Inc.                                84,400        2,790
- Eagle USA Airfreight, Inc.                64,500        2,782
- Wesley Jessen VisionCare, Inc.            73,300        2,776
- Micro Warehouse Inc.                     149,700        2,769
  Chicago Title Corp.                       59,500        2,752
  UMB Financial Corp.                       72,542        2,738
- Globix Corp.                              45,600        2,736
- Cable Design Technologies                118,650        2,729
  Chesapeake Corp. of Virginia              89,300        2,724
- Charming Shoppes, Inc.                   409,400        2,712
- Transkaryotic Therapies, Inc.             70,400        2,710
- Swift Transportation Co., Inc.           153,700        2,709
  Precision Castparts Corp.                102,800        2,699
  Wallace Computer Services, Inc.          162,200        2,697
- Coherent, Inc.                           100,700        2,694
  Florida Rock Industries, Inc.             78,200        2,693

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
---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
                                            SHARES        (000)
---------------------------------------------------------------
- Bally Total Fitness Holding Corp.        100,900   $    2,693
- Carrier Access Corp.                      40,000        2,693
- IDEXX Laboratories Corp.                 166,600        2,686
  UGI Corp. Holding Co.                    131,400        2,685
- Sicor, Inc.                              346,260        2,684
- Manugistics Group, Inc.                   83,000        2,682
  Alfa Corp.                               164,100        2,677
  Atmos Energy Corp.                       130,918        2,676
- Kent Electronics Corp.                   117,500        2,673
- Preview Travel, Inc.                      51,100        2,664
  Nationwide Health Properties, Inc.
   REIT                                    193,400        2,659
  Flowserve Corp.                          156,406        2,659
- Del Monte Foods Co.                      215,600        2,655
  F & M National Corp.                      96,279        2,654
- Covance, Inc.                            245,200        2,651
  MacDermid, Inc.                           64,500        2,649
  Healthcare Realty Trust Inc. REIT        169,407        2,647
- SEACOR SMIT Inc.                          51,100        2,644
- R.H. Donnelley Corp.                     139,900        2,641
- NBTY, Inc.                               227,700        2,633
- Lone Star Technologies, Inc.              94,400        2,631
- S3, Inc.                                 227,100        2,626
- Sirius Satellite Radio, Inc.              59,000        2,626
- Varco International, Inc.                257,700        2,625
  The Macerich Co. REIT                    125,700        2,616
  S & T Bancorp, Inc.                      112,800        2,616
- Tut Systems, Inc.                         48,770        2,615
- Tower Automotive, Inc.                   168,900        2,607
  Bank North Group                          97,270        2,602
- Haemonetics Corp.                        109,250        2,602
- Alliant Techsystems, Inc.                 41,700        2,598
  Bob Evans Farms, Inc.                    168,000        2,593
- Exchange Applications, Inc.               46,400        2,593
- OfficeMax, Inc.                          471,100        2,591
  Alpharma, Inc. Class A                    83,934        2,581
- Radio One, Inc.                           28,000        2,576
- Viatel, Inc.                              48,000        2,574
- Photronics Labs Inc.                      89,900        2,573
  Eastern Utilities Associates              84,889        2,573
- Footstar Inc.                             84,300        2,571
  Pier 1 Imports Inc.                      403,300        2,571
  G & K Services, Inc.                      79,250        2,566
  Colonial Properties Trust REIT           110,400        2,560
- Tekelec                                  113,700        2,558
- ResMed Inc.                               61,200        2,555
- Dura Pharmaceuticals, Inc.               183,300        2,555
  Gables Residential Trust REIT            106,400        2,554
  Baldor Electric Co.                      140,827        2,552
  Essex Property Trust, Inc. REIT           75,000        2,550
  Ametek Aerospace Products Inc.           133,700        2,549
  Kilroy Realty Corp. REIT                 115,800        2,548
- Saga Systems, Inc.                       127,500        2,542
  Wausau-Mosinee Paper Corp.               217,410        2,541
  Cohu, Inc.                                81,900        2,539
  Banta Corp.                              112,400        2,536
- NBC Internet, Inc. Class A                32,800        2,534
- Cor Therapeutics, Inc.                    93,600        2,515
- The Cheesecake Factory                    71,853        2,515
- Network Peripherals, Inc.                 53,200        2,514
- ZixIt Corp.                               63,400        2,512
  Reckson Associates Realty Corp.
   REIT                                    122,400        2,509
- Remec, Inc.                               98,100        2,502
- MIPS Technologies, Inc.                   48,000        2,496
  Susquehanna Bancshares, Inc.             156,675        2,487
  Elcor Corp.                               82,525        2,486
  Caraustar Industries, Inc.               103,500        2,484
- Airgas, Inc.                             261,100        2,480
- IPC Communications, Inc.                  34,700        2,464
  Ogden Corp.                              206,300        2,463
- Complete Business Solutions, Inc.         98,000        2,462
  Richmond County Financial Corp.          136,200        2,460
- Apex Inc.                                 76,200        2,457
- El Paso Electric Co.                     250,400        2,457
  Ruby Tuesday, Inc.                       135,050        2,456
- AXENT Technologies, Inc.                 116,480        2,446
- Papa John's International, Inc.           93,850        2,446
- Silicon Valley Group, Inc.               137,700        2,444
- Concord Communications, Inc.              54,900        2,436
- Valence Technology                       128,100        2,434
- Aware, Inc.                               66,900        2,433
  Public Service Co. of New Mexico         149,700        2,433
  Wellman, Inc.                            130,500        2,431
- Inhale Therapeutic Systems                57,100        2,430
- Cognizant Technology
   Solutions Corp.                          22,200        2,427
- Stone Energy Corp.                        68,100        2,426
  Skywest, Inc.                             86,600        2,425
  Dain Rauscher Corp.                       51,700        2,404
  Brandywine Realty Trust REIT             146,800        2,404
- Advanced Radio Telecom Corp.             100,000        2,400
  Milacron Inc.                            155,977        2,398
- Ligand Pharmaceuticals Inc.
    Class B                                186,000        2,395
- Dollar Thrifty Automotive
   Group, Inc.                              99,900        2,391
- Sunrise Technologies
   International, Inc.                     202,200        2,388
- Primark Corp.                             85,600        2,381
- ESS Technology, Inc.                     107,300        2,381
- WebLink Wireless, Inc.                   153,200        2,375
- Insituform Technologies Class A           83,900        2,370
  CBRL Group, Inc.                         243,300        2,361
- Genesys Telecommunications
   Laboratories, Inc.                       43,700        2,360
- Ralcorp Holdings, Inc.                   118,300        2,359
- Heidrick & Struggles
   International, Inc.                      55,500        2,345
- Safeskin Corp.                           193,300        2,344
- P-Com, Inc.                              264,800        2,342
- Sequa Corp. Class A                       43,300        2,335
  Modine Manufacturing Co.                  93,300        2,333
  CH Energy Group, Inc.                     70,600        2,330
- American Italian Pasta Co.                75,700        2,328
- XTRA Corp.                                54,500        2,323
- UNOVA, Inc.                              178,600        2,322
- Exar Corp.                                39,400        2,320
- Century Business Services, Inc.          274,800        2,319
  Rollins Truck Leasing                    193,937        2,315

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
---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
SMALL-CAP INDEX FUND                        SHARES        (000)
---------------------------------------------------------------
- Xceed Inc.                                55,700    $   2,312
- Avis Rent A Car, Inc.                     90,400        2,311
- Southwest Bancorporation of
   Texas, Inc.                             116,600        2,310
  John H. Harland Co.                      126,100        2,309
- Ardent Software, Inc.                     59,200        2,309
- Inet Technologies, Inc.                   33,000        2,306
- Canandaigua Brands, Inc.
   Class A                                  45,200        2,305
- Dal-Tile International Inc.              227,600        2,304
  International Bancshares Corp.            51,937        2,298
  Realty Income Corp. REIT                 111,400        2,298
  Sun Communities, Inc. REIT                71,300        2,295
  Casey's General Stores                   219,757        2,294
  JDN Realty Corp. REIT                    141,850        2,287
  Republic Bancorp, Inc.                   188,318        2,286
  Avista Corp.                             147,900        2,283
  Kellwood Co.                             117,050        2,275
  SIG Corp.                                 99,999        2,275
  Chateau Communities, Inc. REIT            87,600        2,272
  Elizabethtown Corp.                       36,500        2,272
- Romac International, Inc.                168,610        2,266
  TJ International, Inc.                    53,900        2,264
  Northwest Natural Gas Co.                103,150        2,263
  Gaylord Entertainment Co.
   Class A                                  75,575        2,263
- AVT Corp.                                 48,100        2,261
- Summit Technology, Inc.                  193,421        2,261
  Washington REIT                          150,450        2,257
  Mentor Corp.                              87,400        2,256
- Extended Stay America, Inc.              295,300        2,252
  C & D Technology Inc.                     52,900        2,248
  Fair Issac & Co.                          42,400        2,247
  M.A. Hanna Co.                           205,400        2,247
  Walden Residential Properties,
   Inc. REIT                               103,800        2,245
  Home Properties of New York,
   Inc. REIT                                81,800        2,244
  Indiana Energy, Inc.                     126,266        2,241
- Station Casinos, Inc.                     99,700        2,237
- Commonwealth Telephone
   Enterprises, Inc.                        42,199        2,231
- In Focus Systems, Inc.                    96,100        2,228
  Superior Industries
   International, Inc.                      83,000        2,225
- Wyndham International, Inc.
   Class A REIT                            756,100        2,221
  United Television, Inc.                   16,129        2,221
  PS Business Parks, Inc. REIT              97,500        2,218
- Sonic Corp.                               77,800        2,217
  Kimball International, Inc. Class B      134,200        2,214
- WebTrends Corp.                           27,300        2,211
  Regis Corp.                              117,150        2,211
  Manufactured Home
   Communities, Inc. REIT                   90,800        2,208
- Vintage Petroleum, Inc.                  182,900        2,206
  HCC Insurance Holdings, Inc.             166,850        2,200
- Timberland Co.                            41,600        2,200
- Hutchinson Technology, Inc.              103,500        2,199
  Technitrol, Inc.                          49,300        2,194
- Tetra Tech, Inc.                         142,402        2,189
  Graco, Inc.                               61,025        2,189
  Westbanco Inc.                            84,079        2,186
- Rayovac Corp.                            115,800        2,186
- Computer Network
   Technology Corp.                         95,200        2,184
  Foremost Corp. of America                 76,900        2,182
- Systems & Computer
   Technology Corp.                        133,800        2,174
- Hollywood Park, Inc.                      96,900        2,174
- Global Industries Ltd.                   251,800        2,172
- WorldGate Communications, Inc.            45,500        2,164
- Vical, Inc.                               72,200        2,161
- RadiSys Corp.                             42,300        2,157
- Cerner Corp.                             109,500        2,156
  Northwestern Corp.                        97,900        2,154
- Pharmacyclics, Inc.                       52,200        2,153
  CT Communications, Inc.                   38,400        2,150
  Inter-Tel, Inc.                           85,900        2,147
- Mail-Well, Inc.                          159,000        2,146
- Sanchez Computer
   Associates, Inc.                         51,900        2,138
- Siliconix, Inc.                           16,200        2,130
  Hughes Supply, Inc.                       98,750        2,129
  A. Schulman Inc.                         130,500        2,129
- Trimble Navigation Ltd.                   98,200        2,124
  Carpenter Technology Corp.                77,300        2,121
  Belden, Inc.                             100,800        2,117
- Electroglas, Inc.                         83,400        2,116
  Talbots Inc.                              47,400        2,115
- Triad Hospitals, Inc.                    139,479        2,110
  MAF Bancorp, Inc.                        100,751        2,109
- Power-One, Inc.                           46,000        2,107
- Silknet Software, Inc.                    12,700        2,105
  Penton Media, Inc. Class A                87,600        2,102
  TNP Enterprises, Inc.                     50,900        2,100
- Kirby Corp.                              102,200        2,095
- InterTan, Inc.                            80,100        2,093
- Datastream Systems, Inc.                  85,100        2,090
  LNR Property Corp.                       105,150        2,090
- Security Capital Group Inc. REIT
   Class B                                 166,900        2,086
- Total Renal Care Holdings, Inc.          311,800        2,085
- Avant! Corp.                             138,438        2,077
- Actel Corp.                               86,400        2,074
- Digital River, Inc.                       62,200        2,072
  J.M. Smucker Co. Class A                 106,200        2,071
  AAR Corp.                                115,300        2,068
  Bowne & Co., Inc.                        152,500        2,059
  First Bancorp/Puerto Rico                 99,000        2,054
- Molecular Devices Corp.                   39,500        2,054
  Crawford & Co. Class B                   150,750        2,054
  Greater Bay Bancorp                       47,800        2,049
- Computer Horizons Corp.                  126,600        2,049
- Perrigo Co.                              255,900        2,047
- Agribrands International, Inc.            44,500        2,047
  Datascope Corp.                           51,100        2,044
  Spartech Corp.                            63,100        2,035
- Blount International, Inc.               127,133        2,026
- Medical Assurance, Inc.                   95,616        2,026
  Triangle Bancorp, Inc.                   104,400        2,023
- Banyan Systems, Inc.                     100,900        2,018

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
---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
                                            SHARES        (000)
---------------------------------------------------------------
- Advanced Energy Industries, Inc.          40,900   $    2,014
  Energen Corp.                            111,300        2,010
- Orthodontic Centers of
   America, Inc.                           168,200        2,008
- NVR, Inc.                                 42,000        2,005
  Invacare Corp.                            99,900        2,004
  Selective Insurance Group                116,300        1,999
- Wave Systems Corp. Class A               167,300        1,997
  Great Atlantic &
   Pacific Tea Co., Inc.                    71,500        1,993
- Zomax Inc.                                43,900        1,986
- Playboy Enterprises, Inc. Class B         81,700        1,986
  Morgan Keegan, Inc.                      118,000        1,984
- Fairfield Communities, Inc.              184,400        1,982
- Bell & Howell Co.                         62,300        1,982
  Black Hills Corp.                         89,050        1,976
- General Semiconductor, Inc.              139,050        1,973
  Jefferies Group, Inc.                     89,632        1,972
- SuperGen, Inc.                            67,000        1,968
- The Liposome Co., Inc.                   161,200        1,967
  Chelsea GCA Realty, Inc. REIT             66,100        1,966
  Ruddick Corp.                            126,800        1,965
- CompuCredit Corp.                         51,000        1,963
- Young Broadcasting Inc.                   38,500        1,964
- Grey Wolf, Inc.                          681,700        1,960
  Libbey, Inc.                              68,100        1,958
- ProBusiness Services, Inc.                54,300        1,955
  Albemarle Corp.                          101,820        1,954
  Queens County Bancorp, Inc.               71,972        1,952
- Littelfuse, Inc.                          80,400        1,951
- Duane Reade Inc.                          70,700        1,949
- Sunglass Hut International, Inc.         173,200        1,949
  Walter Industries, Inc.                  180,100        1,947
  MascoTech Inc.                           153,300        1,945
- Pre-Paid Legal Services, Inc.             81,000        1,944
- CompUSA, Inc.                            379,100        1,943
  Yankee Energy Systems                     44,200        1,942
  SL Green Realty Corp. REIT                89,000        1,936
- Lands' End, Inc.                          55,700        1,936
  Carolina First Corp.                     106,000        1,934
  CBL & Associates Properties, Inc.
   REIT                                     93,700        1,933
- Hollywood Entertainment Corp.            133,000        1,929
  A.O. Smith Corp.                          87,900        1,923
- Ionics, Inc.                              68,100        1,915
- The Corporate Executive
   Board Co.                                34,200        1,911
- Tuboscope Inc.                           120,300        1,910
- Cygnus Inc.                              104,300        1,903
  Russell Corp.                            113,625        1,903
- NFO Worldwide, Inc.                       85,000        1,902
  Block Drug Co. Class A                    61,303        1,900
  CFW Communications Co.                    54,600        1,897
  Arch Chemicals, Inc.                      90,600        1,897
- Prime Hospitality Corp.                  214,600        1,891
- Structural Dynamics
   Research Corp.                          148,306        1,891
- Maxtor Corp.                             260,800        1,891
- Midwest Express Holdings, Inc.            59,300        1,890
  Kelly Services, Inc. Class A              75,100        1,887
- Delphi Financial Group, Inc.              62,705        1,881
  National Penn Bancshares Inc.             74,865        1,881
- The Topps Co., Inc.                      181,000        1,878
- Veeco Instruments, Inc.                   40,000        1,872
- Sipex Corp.                               76,100        1,869
- Hanover Direct, Inc.                     513,700        1,862
  Mitchell Energy &
   Development Corp. Class A                84,400        1,862
  Forest City Enterprise Class A            66,500        1,862
  F.N.B. Corp.                              83,581        1,860
  Cross Timbers Oil Co.                    205,125        1,859
- Playtex Products, Inc.                   120,900        1,859
- ADVO, Inc.                                78,250        1,858
  Koger Equity, Inc. REIT                  110,100        1,858
  Wolverine World Wide, Inc.               169,540        1,854
- Daisytek International Corp.              79,400        1,851
  Reliance Steel & Aluminum Co.             78,900        1,849
  Cooper Cos., Inc.                         61,300        1,847
  Otter Tail Power Co.                      49,200        1,845
  National City Bancshares, Inc.            73,266        1,841
  Enhance Financial Services
   Group, Inc.                             113,200        1,839
  JSB Financial                             35,400        1,836
  Provident Bankshares Corp.               105,937        1,834
- Net.B@nk, Inc.                            99,100        1,833
- Sangstat Medical Corp.                    61,600        1,833
- Anixter International Inc.                88,700        1,829
  Aquarion Co.                              49,309        1,824
- Monaco Coach Corp.                        71,150        1,819
  Werner Enterprises, Inc.                 129,275        1,818
  The Toro Co.                              48,600        1,813
- IDX Systems Corp.                         57,980        1,812
  Regal-Beloit Corp.                        87,600        1,807
  W Holding Co., Inc.                      174,000        1,805
  Presidential Life Corp.                   98,200        1,804
- Radiant Systems, Inc.                     44,900        1,804
  Commercial Metals Co.                     53,166        1,804
  Clarcor Inc.                             100,125        1,802
  AMCOL International Corp.                111,650        1,800
- Landstar System                           42,000        1,798
- Aztar Corp.                              165,200        1,797
- Key Energy Services, Inc.                346,100        1,795
- Miami Computer Supply Corp.               48,300        1,793
- Genrad, Inc.                             110,900        1,788
- Forest Oil Corp.                         135,600        1,788
  Springs Industries Inc. Class A           44,700        1,785
- International Home Foods, Inc.           102,600        1,783
- American Superconductor Corp.             63,600        1,781
- Patterson Energy, Inc.                   136,900        1,780
- Labor Ready, Inc.                        146,686        1,779
  Reliance Group Holdings                  265,900        1,778
  The Pep Boys
   (Manny, Moe & Jack)                     194,800        1,778
  Gerber Scientific, Inc.                   81,000        1,777
  Health Care REIT, Inc.                   117,400        1,776
- Cybex Computer Products Corp.             43,800        1,774
- Triangle Pharmaceuticals, Inc.           138,000        1,768
  Mid-America Apartment
   Communities, Inc. REIT                   78,100        1,767
- Ziff-Davis Inc.                          111,700        1,766
- Brio Technology, Inc.                     42,000        1,764
- Buffets Inc.                             175,849        1,758

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
---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
SMALL-CAP INDEX FUND                        SHARES        (000)
---------------------------------------------------------------
- Concur Technologies, Inc.                 60,600    $   1,757
  Glenborough Realty Trust, Inc.
   REIT                                    130,100        1,740
  Brown & Brown, Inc.                       45,350        1,737
  National Bankcorp of Alaska Inc.          61,900        1,737
- Atwood Oceanics, Inc.                     44,900        1,734
- Barr Labs Inc.                            55,200        1,732
  Texas Regional Bancshares, Inc.           59,700        1,731
- Newpark Resources, Inc.                  282,500        1,730
- THQ Inc.                                  74,450        1,726
- Multex.com Inc.                           45,700        1,719
  Chemical Finance                          53,912        1,718
- Forward Air Corp.                         39,600        1,718
- Yellow Corp.                             102,150        1,717
  Laclede Gas Co.                           79,400        1,717
- MEMC Electronic Materials, Inc.          140,000        1,715
  Tredegar Corp.                            82,800        1,713
- JDA Software Group, Inc.                 104,350        1,709
- Sunterra Corp.                           148,550        1,708
  Bradley Real Estate Inc. REIT             97,914        1,707
- Navigant Consulting, Inc.                157,000        1,707
  Duff & Phelps Credit Rating               19,100        1,699
- Pioneer Group, Inc.                      107,700        1,696
- Shorewood Packaging Corp.                 89,500        1,695
- Alliance Semiconductor Corp.             101,500        1,694
  Bindly Western Industries, Inc.          112,400        1,693
- barnesandnoble.com inc.                  119,200        1,691
- UICI                                     159,900        1,689
  Downey Financial Corp.                    83,646        1,689
- CCC Information Services Group            98,600        1,689
- Beverly Enterprises, Inc.                385,900        1,688
- MSC Industrial Direct Co., Inc.
   Class A                                 127,200        1,685
  LTV Corp.                                408,300        1,684
- Maverick Tube Corp.                       68,200        1,684
- Brooks Automation, Inc.                   51,700        1,683
- Advance Paradigm, Inc.                    78,000        1,682
- SoftNet Systems, Inc.                     66,900        1,681
  Connecticut Energy Corp.                  43,200        1,679
  Matthews International Corp.              61,000        1,677
- F.Y.I. Inc.                               49,300        1,676
  ChemFirst Inc.                            76,500        1,673
- SITEL Corp.                              238,100        1,667
- Vail Resorts Inc.                         92,900        1,666
- MemberWorks, Inc.                         50,200        1,666
- SPS Technologies, Inc.                    52,100        1,664
  Fleming Cos., Inc.                       161,500        1,655
  Summit Properties, Inc. REIT              92,400        1,652
  Overseas Shipholding Group Inc.          111,400        1,650
- Coventry Health Care Inc.                243,500        1,644
- Department 56 Inc.                        72,500        1,640
  Greif Brothers Corp. Class A              55,000        1,636
  SCPIE Holdings Inc.                       50,800        1,632
- Conmed Corp.                              62,950        1,629
  Southern Peru Copper Corp.               104,900        1,619
- Handleman Co.                            120,800        1,616
  Doral Financial Corp.                    131,000        1,613
- Phoenix Technologies LTD.                102,000        1,613
  Empire District Electric Co.              71,170        1,610
- Micron Electronics, Inc.                 144,600        1,609
  West Pharmaceutical
   Services, Inc.                           51,994        1,609
- Administaff, Inc.                         53,100        1,606
- Coulter Pharmaceutical, Inc.              70,700        1,604
  Bay View Capital Corp.                   112,821        1,601
- Netopia, Inc.                             29,400        1,597
- Toll Brothers, Inc.                       85,700        1,596
- Presstek, Inc                            114,900        1,594
- Atlas Air, Inc.                           58,100        1,594
- Reebok International Ltd.                194,700        1,594
  Anchor Bancorp Wisconsin Inc.            105,200        1,591
- Com21, Inc.                               70,800        1,589
- MAXIMUS, Inc.                             46,800        1,588
  Carter-Wallace, Inc.                      88,400        1,586
  P.H. Glatfelter Co.                      108,400        1,579
- Invitrogen Corp.                          26,300        1,578
- PathoGenesis Corp.                        73,500        1,576
  Cornerstone Realty Income Trust,
   Inc. REIT                               161,600        1,576
  N L Industries, Inc.                     104,600        1,576
- Tesoro Petroleum Corp.                   136,100        1,574
- Crestline Capital Corp. REIT              76,000        1,567
- IDT Corp.                                 83,000        1,567
  Hilb, Rogal and Hamilton Co.              55,400        1,565
- Windmere-Durable Holdings Inc.            91,967        1,563
- Mid Atlantic Medical
   Services, Inc.                          187,800        1,561
- Ascent Entertainment Group, Inc.         123,029        1,561
- Buckeye Technology, Inc.                 104,900        1,560
  Polymer Group, Inc.                       85,300        1,557
- Del Webb Corp.                            62,396        1,556
  Alexandria Real Estate Equities,
   Inc. REIT                                48,900        1,556
- Western Digital Corp.                    371,400        1,555
- Benchmark Electronics, Inc.               67,600        1,551
  First Citizens BancShares Class A         22,200        1,548
  W.R. Berkley Corp.                        74,175        1,548
  Cabot Oil & Gas Corp. Class A             96,126        1,544
- Learning Tree International, Inc.         55,000        1,540
- Ventana Medical Systems, Inc.             61,900        1,540
  Pioneer Standard Electronics Inc.        106,650        1,540
  The Trust Co. of New Jersey               67,270        1,539
  Taubman Co. REIT                         142,500        1,532
- The Boyds Collection, Ltd.               220,500        1,530
  National Health Investors REIT           102,700        1,528
  NACCO Industries, Inc. Class A            27,395        1,522
- UniSource Energy Corp.                   135,960        1,521
- Wild Oats Markets, Inc.                   68,400        1,518
  Bedford Property Investors, Inc.
   REIT                                     88,900        1,517
- EarthWeb Inc.                             30,100        1,514
  Foster Wheeler Corp.                     170,600        1,514
  Cathay Bancorp, Inc.                      36,900        1,513
- Gaylord Container Corp.                  222,000        1,512
  StanCorp Financial Group, Inc.            60,000        1,511
- Guilford Pharmaceuticals, Inc.            88,700        1,508
- Paxson Communications Corp.              126,300        1,508
- Sagent Technology, Inc.                   50,300        1,506
- LifePoint Hospitals, Inc.                127,435        1,505
- Egghead.com, Inc.                         92,777        1,502
- US LEC Corp. Class A                      46,500        1,500
  FBL Financial Group, Inc. Class A         74,900        1,498
- Activision, Inc.                          97,600        1,494
- Sunbeam Corp.                            356,800        1,494

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
---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
                                            SHARES        (000)
---------------------------------------------------------------
  BT Financial Corp.                        67,893   $    1,494
- Jones Lang Lasalle Inc. REIT             125,700        1,493
  Republic Security Financial Corp.        208,319        1,491
- About.Com, Inc.                           16,600        1,490
- MessageMedia Inc.                        105,600        1,485
  Michael Foods Group, Inc.                 60,300        1,485
- Tom Brown, Inc.                          110,900        1,483
  Quanex Corp.                              58,100        1,482
  Fidelity National Financial, Inc.        102,962        1,480
  Premier Bancshares, Inc.                 108,600        1,480
  The Marcus Corp.                         110,100        1,479
- STAR Telecommunications, Inc.            187,100        1,479
- Louis Dreyfus Natural Gas Corp.           81,596        1,479
- Barra, Inc.                               46,500        1,476
  Phoenix Investment Partners Ltd.         181,700        1,476
- American Classic Voyager Co.              42,100        1,474
- ONYX Software Corp.                       39,800        1,473
- Bottomline Technologies, Inc.             40,900        1,472
  Pacific Gulf Properties, Inc. REIT        72,700        1,472
- Paxar Corp.                              174,056        1,469
  Collins & Aikman Corp.                   255,400        1,469
- Urban Outfitters, Inc.                    50,400        1,468
  Cleveland-Cliffs Iron Co.                 47,100        1,466
- Simpson Manufacturing Co.                 33,500        1,466
  Hancock Holding Co.                       37,807        1,465
- American Freightways                      90,400        1,463
  Mid-State Bancshares                      45,900        1,463
- Triad Guaranty, Inc.                      64,200        1,461
  California Water Service Group            48,126        1,459
- Telescan, Inc.                            59,000        1,457
- PETCO Animal Supplies, Inc.               97,800        1,455
  Applied Industrial Technology, Inc.       87,400        1,453
- Source Media, Inc.                        78,500        1,452
  Ryland Group, Inc.                        62,900        1,451
  Westfield America, Inc. REIT             117,500        1,447
  Argonaut Group, Inc.                      72,700        1,445
- West TeleServices Corp.                   59,100        1,444
  Midas Inc.                                66,000        1,444
- Nautica Enterprises, Inc.                127,614        1,444
  United National Bancorp                   65,046        1,443
- Track Data Corp.                         141,600        1,443
  Granite Construction Co.                  78,100        1,440
  PMA Capital Corp. Class A                 72,300        1,437
- EntreMed, Inc.                            56,000        1,435
- infoUSA Inc.                             102,800        1,433
  MDC Holdings, Inc.                        91,100        1,429
  Reliance Bancorp, Inc.                    41,400        1,428
- Rexall Sundown, Inc.                     138,400        1,427
- Ultratech Stepper, Inc.                   88,500        1,427
- NCI Building Systems, Inc.                77,000        1,424
  Roadway Express Inc.                      65,800        1,423
  AmerUs Life Holdings, Inc.                61,792        1,421
- Champion Enterprises, Inc.               165,948        1,421
- Group Maintenance
   America Corp.                           132,900        1,420
  Centex Construction
   Products,Inc.                            36,400        1,420
- FSI International, Inc.                  123,400        1,419
- Factory 2-U Stores Inc.                   50,000        1,419
- Guess ?, Inc.                             65,200        1,418
- Palm Harbor Homes, Inc.                   78,729        1,417
- SpeedFam-IPEC, Inc.                      109,451        1,416
  Arrow International, Inc.                 48,800        1,415
- IHOP Corp.                                84,600        1,412
- Rogers Corp.                              36,900        1,411
- CUNO Inc.                                 68,150        1,411
- Medco Research, Inc.                      46,900        1,410
- PAREXEL International Corp.              119,200        1,408
  Life Technologies, Inc.                   32,950        1,404
  Advanta Corp. Class A                     76,880        1,403
- Sola International Inc.                  101,100        1,403
- Modem Media . Poppe Tyson, Inc.           19,900        1,400
- Forrester Research, Inc.                  20,300        1,398
- Whitehall Jewellers, Inc.                 37,900        1,398
- Atlantic Coast Airlines Holdings          58,800        1,397
- Aavid Thermal Technologies                56,800        1,395
- Checkpoint Systems, Inc.                 136,900        1,395
  Imperial Credit Commercial
  Mortgage Investment Corp.
   REIT                                    122,500        1,393
- Provident American Corp.                  39,600        1,393
- Cellstar Corp.                           141,000        1,392
  First United Bancshares, Inc.            103,800        1,388
- 99 Cents Only Stores                      36,275        1,388
- Nuevo Energy Co.                          74,000        1,387
  ABM Industries                            68,000        1,386
- Mapics Inc.                              109,700        1,385
  NUI Corp.                                 52,400        1,382
- CSK Auto Corp.                            78,800        1,379
- Quiksilver, Inc.                          88,900        1,378
- On Assignment, Inc.                       46,100        1,377
  Russ Berrie and Co., Inc.                 52,300        1,373
- Trans World Entertainment Corp.          130,650        1,372
- Dril-Quip, Inc.                           45,000        1,367
  Arnold Industries, Inc.                   96,800        1,361
  United Community Financial Corp.         136,900        1,360
  Southwest Securities Group, Inc.          49,600        1,358
- Rent-A-Center, Inc.                       68,400        1,355
  First Sentinel Bancorp Inc.              173,440        1,355
  Stewart & Stevenson
   Services, Inc.                          114,210        1,353
- Cadiz Inc.                               142,300        1,352
- NorthEast Optic Network, Inc.             21,600        1,351
  GenCorp, Inc.                            136,840        1,351
- Allen Telecom Inc.                       116,760        1,350
- Ryan's Family Steak Houses, Inc.         158,600        1,348
- Premiere Technologies, Inc.              192,500        1,347
  Merchants New York
   Bancorporation                           78,600        1,346
- NeoMagic Corp.                           122,600        1,341
  Excalibur Technologies Corp.              65,000        1,341
- Net Perceptions, Inc.                     31,900        1,340
  Brush Wellman, Inc.                       79,600        1,338
- First Consulting Group, Inc.              86,300        1,338
  Thomas Industries, Inc.                   65,350        1,336
  Wabash National Corp.                     88,800        1,332
- U.S. Home Corp.                           52,100        1,332
- Tweeter Home Entertainment
   Group, Inc.                              37,500        1,331
  Oshkosh Truck Corp.                       45,400        1,331
- UTI Energy Corp.                          57,700        1,331
- NEON Systems, Inc.                        33,900        1,331

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
--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
SMALL-CAP INDEX FUND                       SHARES        (000)
--------------------------------------------------------------
-  Inacom Corp.                           181,712     $  1,329
   Berry Petroleum Class A                 87,800        1,328
   Franklin Electric, Inc.                 18,900        1,327
-  Veritas DGC Inc.                        94,700        1,326
   Valmont Industries, Inc.                82,400        1,324
   Madison Gas & Electric Co.              65,675        1,322
-  Fossil Inc.                             57,100        1,320
-  Hain Food Group, Inc.                   59,000        1,320
-  Veterinary Centers of
    America, Inc.                         102,200        1,316
-  Network Event Theater, Inc.             44,200        1,315
   Tennant Co.                             40,100        1,313
-  Building One Services Corp.            139,100        1,313
   Aaron Rents, Inc. Class B               73,900        1,312
   American States Water Co.               36,400        1,310
-  Lone Star Steakhouse &
    Saloon, Inc.                          146,800        1,310
   Dreyer's Grand Ice Cream, Inc.          76,900        1,307
-  Integrated Electrical Services, Inc.   129,900        1,307
-  Battle Mountain Gold Co. Class A       633,600        1,307
-  Heartland Express, Inc.                 82,908        1,306
   Bandag, Inc.                            52,200        1,305
-  Alexander's, Inc.                       16,500        1,304
   New England Business
    Service, Inc.                          53,300        1,302
-  Triarc Cos., Inc. Class A               70,800        1,301
-  Henry Schein, Inc.                      97,700        1,301
-  NCO Group, Inc.                         43,150        1,300
-  First Sierra Financial, Inc.            75,800        1,298
-  Executone Information
    Systems, Inc.                         238,700        1,298
-  Rent-Way, Inc.                          69,300        1,295
   WD-40 Co.                               58,500        1,294
-  Stericycle, Inc.                        68,800        1,294
   Glimcher Realty Trust REIT             100,100        1,289
   First Financial Corp.-Indiana           31,000        1,287
-  Personnel Group of America, Inc.       126,600        1,282
-  Network Equipment
    Technologies, Inc.                    108,500        1,282
-  SCP Pool Corp.                          49,400        1,281
   Cash America International Inc.        131,312        1,280
-  Scott Technologies, Inc.                67,800        1,280
-  Boca Resorts, Inc. Class A             131,100        1,278
-  Sinclair Broadcast Group, Inc.         104,700        1,278
-  Aftermarket Technology Corp.           107,000        1,277
   First Financial Bankshares, Inc.        41,470        1,275
   PFF Bancorp, Inc.                       65,700        1,273
-  US Oncology, Inc.                      257,582        1,272
-  The Grand Union Co.                    125,600        1,272
-  Hayes Lemmerz International, Inc.       72,900        1,271
   Oshkosh B Gosh, Inc. Class A            60,300        1,270
   Lilly Industries Inc. Class A           94,250        1,266
-  ITI Technologies, Inc.                  42,200        1,266
-  Education Management Corp.              90,400        1,266
-  Ampex Corp. Class A                    232,600        1,265
   CKE Restaurants Inc.                   214,600        1,261
   Commonwealth Bancorp                    75,800        1,260
   Town & Country Trust REIT               70,100        1,257
-  Anchor Gaming                           28,900        1,255
   The Stride Rite Corp.                  192,900        1,254
-  Charles River Associates Inc.           37,400        1,253
-  Oceaneering International, Inc.         83,800        1,252
-  Performance Food Group Co.              51,350        1,252
-  HA-LO Industries, Inc.                 166,525        1,249
   AREA Bancshares Corp.                   50,900        1,247
-  Laser Vision Centers, Inc.             118,000        1,246
-  Central Garden and Pet Co.             120,100        1,246
-  Regeneron Pharmaceuticals, Inc.         97,700        1,246
-  Information Resources, Inc.            134,600        1,245
   Analysts International Corp.            99,600        1,245
-  WMS Industries, Inc.                    94,700        1,243
-  Systemax Inc.                          146,200        1,243
-  Canandaigua Brands, Inc. Class B        22,100        1,242
   CTG Resources Inc.                      35,700        1,241
   Diagnostic Products Corp.               50,600        1,240
   Burnham Pacific Properties, Inc.
    REIT                                  132,200        1,239
   Liberty Financial Cos., Inc.            54,000        1,239
   CVB Financial Corp.                     53,290        1,232
-  Ocular Sciences, Inc.                   65,200        1,231
   Commercial Net Lease Realty
    REIT                                  123,800        1,230
-  Argosy Gaming Co.                       79,000        1,229
-  IGEN International, Inc.                41,300        1,229
-  Financial Federal Corp.                 53,850        1,228
-  Corixa Corp.                            72,200        1,227
   National Presto Industries, Inc.        34,500        1,225
   Parkway Properties Inc. REIT            42,500        1,225
   Mid-America Bancorp                     42,951        1,224
   EastGroup Properties, Inc. REIT         66,100        1,223
-  American Mobile
    Satellite Corp., Inc.                  58,000        1,222
-  Musicland Stores Corp.                 144,700        1,221
   Frontier Financial Corp.                61,000        1,220
-  Avid Technology, Inc.                   93,300        1,219
   J.B. Hunt Transport Services, Inc.      87,900        1,217
   InterWest Bancorp Inc.                  63,200        1,217
-  K-V Pharmaceutical Co. Class B          56,750        1,217
-  American Xtal Technology, Inc.          69,700        1,215
   CNA Surety Corp.                        93,400        1,214
   Computer Task Group, Inc.               81,900        1,213
-  Ziff-Davis Inc. - ZDNet                 57,700        1,212
-  Amerco, Inc.                            48,420        1,210
   St. Mary Land & Exploration Co.         48,840        1,209
   Oneida Ltd.                             55,535        1,208
   Kaman Corp. Class A                     93,800        1,208
-  School Specialty, Inc.                  79,800        1,207
   Baldwin & Lyons, Inc. Class B           54,500        1,206
-  SVI Holdings, Inc.                     100,400        1,205
-  Albany International Corp.              77,684        1,204
   AMLI Residential Properties
    Trust REIT                             59,600        1,203
-  Players International, Inc.            146,300        1,202
-  e.spire Communications, Inc.           206,700        1,201
   Pultizer, Inc.                          29,800        1,201
   Grey Advertising, Inc.                   3,000        1,200
-  Genesco, Inc.                           92,300        1,200
-  Robert Mondavi Corp. Class A            34,400        1,195
-  Griffon Corp.                          153,000        1,195
   Omnova Solutions Inc.                  154,100        1,194
-  Specialty Equipment Cos., Inc.          49,700        1,190
-  Organogenesis, Inc.                    136,792        1,188

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
--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  Rare Hospitality International Inc.     54,900    $   1,188
   OceanFirst Financial Corp.              68,600        1,188
   Owens & Minor, Inc. Holding Co.        132,837        1,187
   Circle International Group, Inc.        53,300        1,186
   Winnebago Industries, Inc.              59,100        1,186
-  Laboratory Corp. of America            320,652        1,182
-  Career Education Corp.                  30,800        1,182
-  Renaissance Worldwide, Inc.            160,000        1,180
-  Carey International, Inc                48,400        1,180
-  Columbia Laboratories Inc.             157,100        1,178
-  TenFold Corp.                           29,500        1,178
   Deltic Timber Corp.                     53,800        1,177
-  National Discount Brokers
    Group, Inc.                            44,600        1,176
-  United Payors &
    United Providers, Inc.                 71,000        1,176
-  DBT Online Inc.                         48,200        1,175
-  SalesLogix Corp.                        28,600        1,174
   Innkeepers USA Trust REIT              143,300        1,173
-  The Children's Place Retail
    Stores, Inc.                           71,300        1,172
-  Salton, Inc.                            35,000        1,170
-  Bright Horizons Family
    Solutions, Inc.                        62,400        1,170
-  Novoste Corp.                           70,900        1,170
-  Biomatrix, Inc.                         60,700        1,168
   Standard Pacific Corp.                 106,200        1,168
   Sterling Bancshares, Inc.              104,200        1,166
   Premier National Bancorp, Inc.          63,100        1,163
   Ryerson Tull, Inc.                      59,647        1,159
-  Syncor International Corp.              39,800        1,159
   Mills Corp. REIT                        64,747        1,157
-  Trammell Crow Co.                       99,250        1,154
   Universal Forest Products, Inc.         78,000        1,150
-  BOK Financial Corp.                     56,944        1,150
-  HS Resources Inc.                       66,500        1,147
   Barnes Group, Inc.                      70,300        1,147
-  Triumph Group, Inc.                     47,400        1,146
   Omega Financial Corp.                   39,500        1,146
   GBC Bancorp                             59,300        1,145
-  iVillage Inc.                           56,500        1,144
   Ventas, Inc. REIT                      273,000        1,143
-  Cyberonics, Inc.                        71,700        1,143
   Lindsay Manufacturing Co.               62,495        1,141
   Great Lakes, Inc. REIT                  79,300        1,140
-  McMoRan Exploration Co.                 53,900        1,139
-  Brooktrout Technology, Inc.             61,300        1,138
   Bank of Granite Corp.                   52,918        1,138
   Oriental Financial Group                51,566        1,138
   R.L.I. Corp.                            33,450        1,137
-  Tyler Technologies, Inc.               206,500        1,136
-  First Republic Bank                     48,300        1,135
-  Value City Department Stores, Inc.      75,000        1,134
-  Nortek, Inc.                            40,500        1,134
-  Fairchild Corp.                        124,608        1,129
-  Astec Industries, Inc.                  60,000        1,129
-  OneMain.com, Inc.                       75,100        1,126
   Intermet Corp.                          96,700        1,124
   Morrison Management
    Specialists, Inc.                      52,000        1,121
   First Source Corp.                      44,834        1,121
-  Cal Dive International, Inc.            33,800        1,120
-  Auspex Systems, Inc.                   109,200        1,119
   Pittston BAX Group                     105,200        1,118
   Rollins, Inc.                           74,500        1,118
   Capital Automotive REIT                 91,600        1,116
-  Marketing Services Group, Inc.          66,600        1,116
   The Dress Barn, Inc.                    67,000        1,114
   Tejon Ranch Co.                         46,900        1,114
-  Launch Media, Inc.                      58,800        1,114
-  Province Healthcare Co.                 58,600        1,113
-  ParkerVision, Inc.                      36,200        1,113
   South Jersey Industries, Inc.           39,136        1,113
   Seacoast Financial
    Services Corp.                        109,200        1,112
-  Kaiser Aluminum &
    Chemical Corp.                        144,500        1,111
   First Federal Capital Corp.             75,900        1,110
-  Dura Automotive Systems, Inc.           63,535        1,108
-  DuPont Photomasks, Inc.                 22,900        1,105
   Urban Shopping Centers, Inc.
    REIT                                   40,700        1,104
-  URS Corp.                               50,800        1,102
   Simpson Industries, Inc.                97,800        1,100
-  Wesco International, Inc.              123,500        1,096
-  Ivex Packaging Corp.                   109,600        1,096
   Thor Industries, Inc.                   36,000        1,096
-  Landry's Seafood
   Restaurants, Inc.                      125,800        1,093
   Student Loan Corp.                      21,900        1,092
   Curtiss-Wright Corp.                    29,600        1,091
-  Impath, Inc.                            42,900        1,091
-  IMRglobal Corp.                         86,800        1,090
   Reckson Associates Realty Corp.
    Class B REIT                           47,256        1,087
-  Data Broadcasting Corp.                131,500        1,085
-  AMF Bowling, Inc.                      347,152        1,085
-  Billing Concepts Corp.                 166,600        1,083
-  CDI Corp.                               44,800        1,081
   Community Trust Bancorp Inc.            53,926        1,079
   LandAmerica Financial
    Group, Inc.                            58,500        1,075
-  Local Financial Corp.                  103,500        1,074
-  Boise Cascade Office
    Products Corp.                         71,500        1,073
-  First Federal Financial Corp.           76,250        1,072
-  Genlyte Group, Inc.                     50,100        1,071
-  M.S. Carriers, Inc.                     44,800        1,070
-  hi/fn, inc.                             27,600        1,070
   Skyline Corp.                           45,500        1,069
-  Friede Goldman Halter, Inc.            153,715        1,066
-  Read Rite Corp.                        224,500        1,066
   Myers Industries, Inc.                  67,646        1,065
   Grand Premier Financial, Inc.           71,905        1,065
-  Priority Healthcare Corp. Class A       36,757        1,064
   Standex International Corp.             50,800        1,064
   RFS Hotel Investors, Inc. REIT         101,600        1,060
-  Guitar Center, Inc.                    105,300        1,060
   Burlington Coat Factory
    Warehouse Corp.                        76,240        1,058

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
--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
SMALL-CAP INDEX FUND                       SHARES        (000)
--------------------------------------------------------------
-  Advanced Communications
    Group, Inc.                            77,600     $  1,057
   John Nuveen Co. Class A                 29,300        1,057
   Capstead Mortgage Corp. REIT           251,600        1,054
-  Shop At Home, Inc.                     106,000        1,053
   IRT Property Co. REIT                  134,698        1,052
-  Amdocs Ltd.                             30,498        1,052
-  The IT Group, Inc.                     114,400        1,051
   West Coast Bancorp                      77,780        1,050
-  CACI International, Inc.                46,400        1,050
-  Columbia Sportswear Co.                 48,800        1,049
   Brown Shoe Company, Inc.                74,200        1,048
   Harleysville National Corp.             32,232        1,048
-  Metals USA, Inc.                       123,175        1,047
-  Swift Energy Co.                        91,020        1,047
   East West Bancorp, Inc.                 91,500        1,047
-  Pervasive Software Inc.                 61,700        1,045
   First Financial Holdings, Inc.          65,300        1,045
   Park Electrochemical Corp.              39,200        1,041
-  Startek, Inc.                           28,700        1,040
   Analogic Corp.                          31,500        1,039
   Riggs National Corp.                    78,800        1,039
   National Golf Properties, Inc. REIT     52,600        1,039
-  CB Richard Ellis Services, Inc.         83,829        1,037
   Center Trust, Inc. REIT                107,000        1,037
   Luby's, Inc.                            91,100        1,036
-  Acuson Corp.                            82,450        1,036
-  Intergraph Corp.                       220,200        1,032
-  7-Eleven, Inc.                         578,500        1,030
-  Pacific Gateway Exchange, Inc.          60,300        1,029
   Sandy Spring Bancorp, Inc.              38,100        1,029
   Arctic Cat, Inc.                       102,800        1,028
-  Respironics, Inc.                      128,891        1,027
-  Volt Information Sciences Inc.          42,900        1,024
   Mine Safety Appliances Co.              16,000        1,024
   Omega Healthcare Investors, Inc.
    REIT                                   80,700        1,024
   Equity Inns, Inc. REIT                 151,600        1,023
-  Fritz Cos., Inc.                        97,400        1,023
   SJW Corp.                                8,500        1,022
-  Budget Group, Inc.                     112,700        1,021
-  Westell Technologies, Inc.              95,000        1,021
   CPI Corp.                               45,200        1,020
-  Epicor Software Corp.                  201,290        1,019
-  Championship Auto Racing
    Teams, Inc.                            44,300        1,019
-  PLX Technology, Inc.                    53,800        1,019
   First Indiana Corp.                     46,820        1,018
   NBT Bancorp, Inc.                       65,697        1,018
-  AirTran Holdings, Inc.                 224,500        1,017
-  CompuCom Systems, Inc.                 246,600        1,017
-  Morrison Knudsen Corp.                 130,000        1,016
-  Sunrise Assisted Living, Inc.           73,700        1,013
   Chemed Corp.                            35,400        1,013
-  AppliedTheory Corp.                     36,500        1,013
-  Friedman, Billings, Ramsey
    Group, Inc.                           128,400        1,011
   Watsco, Inc.                            87,350        1,010
   Justin Industries, Inc.                 67,750        1,008
-  Neurogen Corp.                          61,000        1,007
-  Ocwen Financial Corp.                  160,700        1,004
   The Ackerley Group, Inc.                55,400        1,004
-  Parker Drilling Co.                    314,700        1,003
-  Cort Business Services Corp.            57,400        1,001
-  JAKKS Pacific, Inc.                     53,550        1,001
   Calgon Carbon Corp.                    168,500        1,000
   Robbins & Myers, Inc.                   44,178        1,000
   Zenith National Insurance Corp.         48,400          998
   Medallion Financial Corp.               55,600          997
   Watts Industries Class A                67,600          997
   Prime Retail, Inc. REIT                177,199          997
   Ethyl Corp.                            252,500          994
   Coachmen Industries, Inc.               65,700          994
-  Magnatek                               129,200          993
   JP Realty Inc. REIT                     63,400          991
   Landauer, Inc.                          45,200          989
   The Standard Register Co.               51,000          988
   U.S. Restaurant Properties, Inc.
    REIT                                   68,900          986
   Harleysville Group, Inc.                69,200          986
   Kansas City Life Insurance Co.          29,160          984
-  Basin Exploration Inc.                  55,800          983
   Lance, Inc.                             98,300          983
-  Pegasystems Inc.                        87,300          982
-  Plains Resources                        78,500          981
   Charter Municipal Mortgage
    Acceptance Co.                         83,500          981
   Dime Community Bancshares, Inc.         53,000          981
-  Bio-Rad Laboratories, Inc. Class A      41,900          979
-  Res-Care, Inc.                          76,800          979
-  Boyd Gaming Corp.                      168,200          978
-  Esterline Technologies Corp.            84,400          976
   First Charter Corp.                     65,600          976
   Phillips-Van Heusen Corp.              117,200          974
   Harbor Florida Bancshares, Inc.         75,284          974
   LTC Properties, Inc. REIT              115,100          971
-  Aviation Sales Co.                      58,800          970
-  Consolidated Products Inc.              95,799          970
   Irwin Financial Corp.                   54,400          969
   General Cable Corp.                    128,050          968
-  Stoneridge,Inc.                         62,600          966
-  Offshore Logistics, Inc.               103,000          966
-  Centennial Bancorp                      89,764          965
-  Acclaim Entertainment Inc.             187,900          963
   City Holding Co.                        68,710          962
   Arch Coal, Inc.                         85,000          962
   Primex Technologies, Inc.               46,200          959
   Sovran Self Storage, Inc. REIT          50,600          958
-  Metromedia International
    Group, Inc.                           201,700          958
-  Metro Information Services, Inc.        39,900          958
-  Chattem, Inc.                           50,200          954
-  Twinlab Corp.                          120,000          953
-  Theragenics Corp.                      105,100          952
   Central Parking Corp.                   49,700          951
   Western Gas Resources, Inc.             72,000          950
   Corus Bankshares Inc.                   39,500          948
-  Federal Agricultural
    Mortgage Corp.                         46,950          948
   Wynn's International Inc.               67,050          947

--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
-  Evergreen Resources, Inc.               47,900    $     946
   Chiquita Brands
    International, Inc                    199,100          946
   Rock-Tenn Co.                           63,960          943
   Bassett Furniture Industries, Inc.      58,725          940
   IMCO Recycling, Inc.                    74,400          939
   Entertainment Properties Trust
    REIT                                   71,200          939
   Interface, Inc.                        162,600          935
-  3Dfx Interactive, Inc.                  95,200          934
-  Per-Se Technologies, Inc.              110,816          932
-  Hanger Orthopedic Group, Inc.           93,100          931
-  ITT Educational Services, Inc.          59,900          925
   Haverty Furniture Cos., Inc.            73,200          924
   Schweitzer-Mauduit
    International, Inc.                    68,700          923
-  Scientific Games Holdings Corp.         55,700          923
-  Chico's Fas, Inc.                       24,500          922
-  Maxxam Inc.                             21,500          922
   International Multifoods Corp.          69,500          921
-  Syntel, Inc.                            56,875          921
-  Electric Lightwave, Inc. Class A        49,100          921
   LaSalle Hotel Properties REIT           78,700          920
   Boykin Lodging Co. REIT                 84,000          919
-  Alpine Group, Inc.                      71,300          918
-  QuadraMed Corp.                        105,200          917
   F & M Bancorp                           45,259          916
   Gibraltar Steel                         39,150          915
   CONSOL Energy, Inc.                     90,200          913
-  Discount Auto Parts Inc.                50,400          910
   Western Properties Trust REIT           95,000          908
   Gray Communications
    Systems, Inc.                          51,200          906
   Thornburg Mortgage Asset Corp.
    REIT                                  109,600          904
-  Imperial Credit                        144,264          902
-  Electro Rent Corp.                      77,558          902
-  U.S. Plastic Lumber Corp.              117,100          900
-  Steinway Musical
    Instruments Inc.                       44,400          899
-  Flycast Communications Corp.             6,900          897
-  Input/Output, Inc.                     177,100          897
   Westcorp, Inc.                          61,700          895
-  P.F. Chang's China Bistro, Inc.         35,900          893
-  Comfort Systems USA, Inc.              121,000          892
-  Alterra Healthcare Corp.               106,900          889
   Trenwick Group Inc.                     52,450          888
-  SLI, Inc.                               65,375          887
-  The Kroll-O'Gara Co.                    53,700          886
   American Business
    Products, Inc.                         75,600          884
-  Chesapeake Energy Corp.                370,780          881
   Sturm, Ruger & Co., Inc.                99,200          880
-  GelTex Pharmaceuticals, Inc.            68,400          876
-  National R. V. Holdings, Inc.           45,500          876
-  Consolidated Graphics, Inc.             58,600          875
   Pennsylvania REIT                       60,000          874
-  Burlington Industries, Inc.            217,500          870
-  Komag, Inc.                            278,400          870
-  Wellsford Real Properties Inc.
    REIT                                  102,300          870
   First Washington Bancorp, Inc.          58,800          867
   Farmer Brothers, Inc.                    5,450          867
   Churchill Downs, Inc.                   38,400          866
-  Magellan Health Services, Inc.         137,100          865
-  Group 1 Automotive, Inc.                62,000          864
   Commercial Intertech Corp.              67,650          863
-  StaffMark, Inc.                        113,900          861
-  Lason Holdings, Inc.                    78,200          860
-  Stein Mart, Inc.                       151,200          860
-  Franklin Covey Co.                     114,200          857
-  Aeroflex, Inc.                          82,500          856
   Semco Energy Inc.                       72,285          854
   United Fire & Casualty Co.              37,725          854
-  Consolidated Freightways Corp.         107,300          852
-  Coinstar, Inc.                          60,800          851
-  Staff Leasing,Inc.                      89,300          848
   Resource America, Inc.                 107,700          848
   Brooke Group Ltd.                       56,710          847
-  Pharmaceutical Product
    Development, Inc.                      71,271          846
-  Castle & Cooke Inc.                     66,700          846
-  NextCard, Inc.                          29,300          846
-  The Source Information
    Management Co.                         50,300          843
-  Oakley, Inc.                           151,400          842
-  Chirex, Inc.                            57,500          841
   Mississippi Chemical Corp.             135,765          840
   National Steel Corp. Class B           112,900          840
-  Mechanical Technology Inc.              36,100          839
   Independent Bank Corp.                  67,100          839
   L. S. Starrett Co. Class A              37,300          837
-  Data Transmission Network Corp.         48,500          837
   Brenton Banks, Inc.                     82,318          833
   Southwestern Energy Co.                127,000          833
   Alabama National
    BanCorporation                         44,000          831
   Vital Signs, Inc.                       36,300          830
-  Aviron                                  52,500          830
-  Hamilton Bancorp, Inc.                  46,700          829
-  ACX Technologies Inc.                   77,500          828
-  New Century Financial Corp.             52,500          827
   Gentek, Inc.                            79,100          826
-  General Communication, Inc.            188,500          825
   Republic Group Inc.                     54,500          824
-  EMCOR Group, Inc.                       45,100          823
-  Bombay Co.                             182,700          822
   Banco Santander Puerto Rico             52,900          817
-  pcOrder.com, Inc.                       15,900          811
   Simmons First National                  32,400          810
-  Unigraphics Solutions Inc.              29,900          807
   North Pittsburgh Systems, Inc.          54,600          805
   Oregon Steel Mills, Inc.               101,400          805
   BSB Bancorp, Inc.                       41,750          804
-  ISIS Pharmaceuticals, Inc.             128,500          803
   US Bancorp, Inc.                        68,099          800
-  Insignia Financial Group, Inc.          92,100          800
   Stewart Information
    Services Corp.                         60,100          800
-  Cyberian Outpost, Inc.                  80,200          797
-  DVI, Inc.                               51,800          787

--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
SMALL-CAP INDEX FUND                       SHARES        (000)
--------------------------------------------------------------
-  Superior National Insurance
    Group, Inc.                           104,000    $     787
   Lawson Products, Inc.                   34,000          786
-  BE Avionics Inc.                        92,700          782
-  Corinthian Colleges, Inc.               32,700          781
-  UniCapital Corp.                       211,600          780
   UniFirst Corp.                          61,800          780
-  Mesaba Holdings, Inc.                   68,050          778
   Freedom Securities Corp.                69,100          777
-  United Auto Group, Inc.                 86,900          777
-  Trans World Airlines                   275,100          774
   Innovex, Inc.                           82,300          772
   American Annuity Group Inc.             42,800          770
   Wackenhut Corp.                         51,500          769
   Golf Trust of America, Inc. REIT        45,400          769
-  Vlasic Foods International, Inc.       134,900          767
-  GC Cos.                                 29,650          767
   Advest Group, Inc.                      41,700          766
   BankAtlantic Bancorp, Inc.
    Class B                               149,200          765
-  Wolverine Tube, Inc.                    54,000          763
-  International Specialty
    Products, Inc.                         82,800          761
-  Beyond.com Corp.                        97,200          759
   BancFirst Corp.                         22,358          759
-  CyberCash, Inc.                         81,800          757
-  Knight Transportation, Inc.             44,100          755
-  National Equipment Services, Inc.      120,600          754
   Enesco Group, Inc.                      68,100          753
   Redwood Trust, Inc. REIT                60,200          753
-  CSS Industries, Inc.                    35,100          750
   Associated Estates Realty Corp.
    REIT                                   96,000          750
   Tanger Factory Outlet Centers, Inc.
    REIT                                   36,100          749
-  American Axle &
    Manufacturing Holdings, Inc.           61,600          747
-  Sierra Health Services                 111,200          744
-  Silgan Holdings, Inc.                   55,600          744
-  Aurora Foods Inc.                       79,700          742
   Prime Group Realty Trust REIT           48,800          741
-  Fatbrain.com Inc.                       29,500          739
   Stone & Webster, Inc.                   43,900          738
   Brookline Bancorp, Inc.                 75,600          737
   Century South Banks, Inc.               32,900          736
-  Mesa Air Group Inc.                    154,800          735
-  WetSeal, Inc. Class A                   60,000          735
-  Waste Connections, Inc.                 50,800          733
   Cubic Corp.                             33,500          733
-  The Ashton Technology
    Group, Inc.                           113,700          732
   Strayer Education, Inc.                 37,050          732
-  Burns International Services Corp.      67,400          729
-  National Western Life
    Insurance Co. Class A                  10,600          727
   Flagstar Bancorp, Inc.                  42,100          726
   MTS Systems Corp.                       93,700          726
   BMC Industries, Inc.                   148,900          726
-  TransMontaigne Inc.                    103,500          725
   MMI Cos., Inc.                          83,900          724
-  Osteotech, Inc.                         54,100          724
-  A.S.V., Inc.                            53,100          723
-  OnHealth Network Co.                    80,900          723
   Apogee Enterprises, Inc.               142,700          722
   Crown American Realty Trust
    REIT                                  130,800          719
-  LaserSight Inc.                         71,700          717
-  Serologicals Corp.                     119,050          714
-  PictureTel Corp.                       165,400          713
-  Octel Corp.                             68,375          709
-  ABC-NACO, INC.                          85,900          709
-  Duramed Pharmaceuticals, Inc.           99,400          708
-  autobytel.com inc.                      46,500          706
-  United Natural Foods, Inc.              58,700          704
-  EEX Corp.                              239,466          703
-  The Buckle, Inc.                        47,300          701
-  Sunrise Medical, Inc.                  113,200          700
   Standard Motor Products, Inc.           43,400          700
-  PubliCARD, Inc.                        106,500          699
   Oxford Industries, Inc.                 35,200          697
-  The Gymboree Corp.                     123,800          696
-  Miller Industries, Inc.                241,250          694
-  Action Performance Cos., Inc.           60,200          692
   A.M. Castle & Co.                       57,725          685
-  American Retirement Corp.               85,900          682
-  Risk Capital Holdings, Inc.             53,900          680
-  Earthshell Corp.                       164,500          679
-  David's Bridal Inc.                     60,100          672
-  bebe stores, inc.                       24,900          672
   Watkins-Johnson Co.                     16,800          672
-  Arcadia Financial Ltd.                 150,500          668
-  Applied Graphics
    Technologies, Inc.                     77,300          667
   Heilig-Meyers Co.                      240,400          661
-  Latitude Communications, Inc.           25,300          661
-  Lithia Motors, Inc.                     36,600          654
-  Echelon Corp.                           33,400          653
   Coca-Cola Bottling Co.                  13,622          645
   Sterling Financial Corp.                20,750          643
   Guilford Mills, Inc.                    88,700          643
   Dimon Inc.                             196,800          640
-  LCA-Vision, Inc.                       136,000          638
-  RTI International Metals                85,000          638
-  FPIC Insurance Group, Inc.              38,200          637
-  PICO Holdings, Inc.                     51,500          634
   Philadelphia Consolidated
    Holding Corp.                          43,700          634
   K-Swiss, Inc.                           34,100          634
-  U S Liquids Inc.                        75,600          633
-  NationsRent, Inc.                      112,500          633
-  Spiegel, Inc. Class A                   90,000          633
   Nature's Sunshine Inc.                  78,982          632
-  Kellstrom Industries, Inc.              69,100          631
   Columbus McKinnon Corp.                 62,200          630
-  eShare Technologies, Inc.               36,800          628
   Second Bancorp, Inc.                    27,900          624
-  Seitel, Inc.                            91,200          616
-  CDnow Inc.                              62,121          613
-  Aviall Inc.                             74,875          613
-  Algos Pharmaceutical Corp.              55,500          611
-  Tractor Supply Co.                      38,000          608
-  Lydall, Inc.                            91,600          607

--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
   Getty Realty Holding Corp.              54,100     $    605
-  Coleman Inc.                            64,900          604
   Northwest Bancorp, Inc.                 86,600          601
-  ACT Networks, Inc.                      64,500          601
-  The Meridian Resource Corp.            194,844          597
   Oakwood Homes Corp.                    186,700          595
   Titan International, Inc.               91,500          595
   Superior Telecom Inc.                   38,443          593
-  AMC Entertainment, Inc.                 68,400          590
-  Thermo Cardiosystems Inc.               89,600          588
   Fedders Corp.                          106,700          587
-  Wackenhut Corrections Corp.             49,500          579
   Interpool, Inc.                         77,450          576
-  PhyCor, Inc.                           306,100          574
-  Fidelity Holdings, Inc.                 30,300          574
-  J & J Snack Foods Corp.                 27,600          566
-  Schein Pharmaceutical, Inc.             46,500          564
-  Jo-Ann Stores, Inc. Class A             49,300          555
-  OEA, Inc.                              113,300          552
   General Binding Corp.                   46,900          551
-  Goody's Family Clothing                102,300          550
-  Closure Medical Corp.                   42,700          550
-  Superior Consultant Holdings Corp.      38,500          549
-  Pediatrix Medical Group, Inc.           77,800          545
-  Engineering Animation, Inc.             62,100          543
-  HomeBase, Inc.                         177,200          543
-  Wavo Corp.                             139,600          541
   Saul Centers, Inc. REIT                 38,300          539
   RPC Inc.                                93,600          538
-  General Cigar Holdings, Inc.            64,100          533
   Exide Corp.                             64,000          532
-  Cotelligent, Inc.                       97,800          526
-  ThermoQuest Corp.                       50,200          518
-  SS&C Technologies, Inc.                 79,500          517
-  Advantage Learning
    Systems, Inc.                          46,100          516
   Herbalife International Class A         35,800          515
-  U.S. Office Products Co.               164,600          514
-  AgriBioTech, Inc.                      216,300          514
   Rouge Industries Inc.                   65,200          513
-  Service Experts, Inc.                   88,100          512
-  Donna Karan International Inc.          77,600          509
   Value Line, Inc.                        14,100          508
-  uBid, Inc.                              19,100          506
-  Merisel, Inc.                          384,500          505
-  Pharmaceutical Resources, Inc.         100,800          498
-  iTurf Inc.                              40,000          498
   Hudson River Bancorp. Inc.              48,900          495
-  AEP Industries, Inc.                    19,100          492
-  Coldwater Creek Inc.                    23,800          488
-  Acceptance Insurance Cos. Inc.          83,800          487
-  Finish Line, Inc.                       88,700          482
   First Commerce Bancshares Inc.
    Class B                                24,272          478
   Avado Brands, Inc.                     112,250          474
-  NPC International Class A               59,700          470
-  RWD Technologies, Inc.                  45,300          470
   Chart Industries, Inc.                 117,450          470
-  Hexcel Corp.                            84,000          467
   Pilgrim's Pride Corp.                   56,200          467
-  Credit Acceptance Corp.                126,600          467
-  West Marine, Inc.                       56,500          466
-  Bacou USA Inc.                          30,800          464
-  Amtran, Inc.                            23,900          463
-  MacroChem Corp.                        110,080          461
-  Cornell Corrections, Inc.               54,600          457
-  IRI International Corp.                114,200          457
-  Keystone Automotive
    Industries, Inc.                       77,700          456
-  JLK Direct Distribution Inc.
    Class A                                43,800          452
-  Republic Bancshares, Inc.               36,100          451
-  Syntroleum Corp.                        55,500          451
-  Mediconsult.com, Inc.                   70,800          443
-  Hemispherx Biopharma, Inc.              44,300          440
   Frontier Insurance Group, Inc.         125,732          432
-  Select Comfort Corp.                   106,200          431
-  Carmike Cinemas, Inc. Class A           54,400          425
-  Learn2.com Inc.                        128,400          421
   Capital City Bank Group, Inc.           19,400          417
   Seaboard Corp.                           2,130          414
   Harris Financial, Inc.                  54,900          412
   Titanium Metals Corp.                   90,600          408
-  Berlitz International, Inc.             23,700          407
-  Kenneth Cole Productions, Inc.           8,900          407
-  Creative Computers, Inc.                55,600          407
-  Eclipse Surgical
    Technologies, Inc.                     54,000          39
-  Marvel Enterprises Inc.                 71,400          393
-  MarketWatch.com, Inc.                   10,600          387
-  Dave & Busters                          46,400          380
-  Belco Oil & Gas Corp.                   68,900          379
-  Tarrant Apparel Group, Inc.             39,000          375
-  dELiA*s Inc.                            51,700          375
-  Carriage Services, Inc.                 62,900          373
-  U.S. Xpress Enterprises, Inc.           50,600          373
-  Media Metrix, Inc.                      10,200          365
-  Racing Champions Corp.                  80,500          357
   BancFirst Ohio Corp.                    15,200          350
   Michigan Financial Corp.                12,673          349
   Fedders Corp. Class A                   67,612          347
   MGI Properties, Inc. REIT               65,900          346
   Resource Bancshares
     Mortgage Group, Inc.                  76,100          345
-  Capital Senior Living Corp.             68,100          345
-  Jo-Ann Stores, Inc. Class B             33,900          341
-  Manhattan Associates, Inc.              45,900          339
   Terra Industries, Inc.                 206,400          335
-  CHS Electronics, Inc.                  296,800          334
-  Catapult Communications Corp.           33,200          330
-  INSpire Insurance Solutions, Inc.       70,100          322
-  Harken Energy Corp.                    425,700          319
   Andover Bancorp, Inc.                   11,400          319
-  Careerbuilder, Inc.                     49,500          319
-  Applied Analytical Industries, Inc.     34,600          316
-  Gliatech Inc.                           18,700          311
-  Creditrust Corp.                        40,300          310
   FCNB Corp.                              20,300          310
-  Maxwell Technologies, Inc.              30,200          302
-  theglobe.com, inc.                      35,800          300
   LSI Industries Inc.                     13,800          298
-  Paging Network, Inc.                   365,300          297

--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
SMALL-CAP INDEX FUND                       SHARES        (000)
--------------------------------------------------------------
    Herbalife International Class B        22,134   $      296
-   eFax.com, Inc.                         39,600          286
    First Busey Corp.                      12,600          285
-   Omega Research, Inc.                   47,400          284
-   NCS HealthCare, Inc.                  116,321          280
    Peoples Holding Co.                     9,400          271
-   Mannatech, Inc.                        51,700          268
-   Amresco, Inc.                         189,400          266
-   Mpath Interactive, Inc.                 9,700          258
-   FiNet.com, Inc.                       195,700          257
-   e4L, Inc.                             101,400          254
-   Autoweb.com, Inc.                      22,900          249
-   FlashNet Communications, Inc.          38,000          235
-   U.S. Franchise Systems, Inc.
     Class A                               51,800          233
-   Protection One, Inc.                  118,500          230
-   Family Golf Centers, Inc.             161,000          226
-   CareMatrix Corp.                       87,700          219
-   Valley Media, Inc.                     30,700          215
-   Alaris Medical, Inc.                  110,800          208
-   Trex Medical Corp.                     72,700          204
    First Commerce Bancshares Inc.
     Class A                                8,900          198
-   CellNet Data Systems, Inc.            175,300          197
    NCH Corp.                               4,400          196
-   Advantica Restaurant Group, Inc.      105,100          184
    CPB, Inc.                               6,400          182
-   Value America, Inc.                    35,400          179
    Mississippi Valley
     Bancshares, Inc.                       6,000          162
-   Penn Treaty Americ n Corp.             10,200          161
    Ingles Markets, Inc.                   14,200          158
    CompX International Inc.                8,500          156
-   Prism Financial Corp.                  27,600          155
    Deb Shops, Inc.                         8,300          154
-   Direct Focus, Inc.                      5,500          153
    Conning Corp.                          17,200          142
-   Towne Services, Inc.                   35,400          142
    Cascade Natural Gas Corp.               8,300          134
    BankAtlantic Bancorp, Inc.
     Class A                               32,066          132
    Pilgrim's Pride Corp. Class A          20,350          131
    Harmon Industries, Inc.                 9,300          113
-   Harnischfeger Industries Inc.         272,100          111
-   K-V Pharmaceutical Co. Class A          5,000          110
-   NetObjects Inc.                         5,900           97
    Dover Downs Entertainment, Inc.         5,000           94
-   Thermo Optek Corp.                      7,900           90
    Pillowtex Designs                      14,400           89
    R & G Financial Corp. Class B           7,000           81
-   Proxymed Pharmacy, Inc.                 8,000           78
    McGrath Rent Corp.                      3,800           67
-   Cheap Tickets, Inc.                     4,800           66
-   Unistar Financial Service Corp.        65,300           65
    Farmers Capital Bank Corp.              2,000           60
    Republic Bancorp, Inc. Class A          6,400           55
-   BriteSmile, Inc.                        5,800           47
-   O'Sullivan Industries
    Holdings, Inc. 12% Pfd.                79,800           41
-   Hub Group, Inc.                         2,000           40
-   Neff Corp.                              6,000           38
    Wackenhut Corp. Class B                 3,656           38
-   Just for Feet, Inc.                   148,450           37
-   ContiFinancial Corp.                  143,800           34
-   AHL Services, Inc.                      1,500           31
    First Washington Realty Trust, Inc.
      REIT                                  1,500           28
    Anchor Financial Corp.                  1,000           28
    Virco Manufacturing Corp.               2,000           26
    Great Southern Bancorp, Inc.            1,000           22
-   ProcureNet, Inc.                      136,100           20
-   Integrated Health Services, Inc.      202,000           18
    J.M. Smucker Co. Class B                1,000           16
-   CSF Holdings Inc.
     Contingent Litigation Rights          29,125           15
-   PSINet, Inc.                              142            9
-   Sabratek Corp.                         78,200            6
-   United Cos. Finance Corp.              74,602            4
--------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $3,365,520)                                   3,953,813
--------------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
--------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.9%)(1)
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
(2) 5.54%, 1/19/2000                     $  3,000        2,993

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   3.25%, 1/3/2000                         38,496       38,496
   3.47%, 1/3/2000--Note G                151,600      151,600
--------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $193,089)                                      193,089
--------------------------------------------------------------
TOTAL INVESTMENTS (104.5%)
  (COST $3,558,609)                                  4,146,902
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.5%)
--------------------------------------------------------------
Other Assets--Note B                                    17,871
Security Lending Collateral
  Payable to Brokers--Note G                         (151,600)
Other Liabilities                                     (45,380)
                                                    ----------
                                                     (179,109)
--------------------------------------------------------------
NET ASSETS (100%)                                   $3,967,793
==============================================================

 *  See Note A in Notes to Financial Statements.

 -  Non-Income-Producing Security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 4.6%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2) Security segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.

--------------------------------------------------------------
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------
 AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------
 Paid in Capital                                    $3,343,584
 Overdistributed Net Investment Income                 (1,513)
 Accumulated Net Realized Gains                         37,017
 Unrealized Appreciation--Note F
  Investment Securities                                588,293
  Futures Contracts                                        412
--------------------------------------------------------------
 NET ASSETS                                         $3,967,793
==============================================================

 Investor Shares--Net Assets
 Applicable to 150,533,437 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                         $3,553,097
--------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
   INVESTOR SHARES                                      $23.60
==============================================================

 Institutional Shares--Net Assets
 Applicable to 17,567,559 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                           $414,696
--------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
   INSTITUTIONAL SHARES                                 $23.61
==============================================================

--------------------------------------------------------------
                                                        MARKET
SMALL-CAP GROWTH                                        VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
COMMON STOCKS (99.8%)
--------------------------------------------------------------
- IDEC Pharmaceuticals Corp.               35,100     $  3,449
- Mercury Interactive Corp.                31,800        3,432
- Macromedia, Inc.                         41,200        3,013
- Whittman-Hart, Inc.                      46,900        2,515
- RSA Security Inc.                        31,900        2,472
- Clarify, Inc.                            19,600        2,470
- HNC Software, Inc.                       20,300        2,147
- C-Cube Microsystems, Inc.                33,600        2,092
- Valassis Communications, Inc.            46,800        1,977
- Micrel, Inc.                             34,200        1,947
- Lattice Semiconductor Corp.              40,200        1,894
  Expeditors International of
   Washington, Inc.                        41,800        1,831
  True North Communications                39,900        1,783
  SEI Corp.                                14,700        1,750
- Catalina Marketing Corp.                 15,100        1,748
- Xircom, Inc.                             23,300        1,748
  CTS Corp.                                22,800        1,719
- CommScope, Inc.                          42,100        1,697
- Gentex Corp.                             60,700        1,684
- Burr-Brown Corp.                         45,950        1,660
- National Instruments Corp.               41,400        1,584
- Aspect Communications Corp.              40,200        1,573
  Jones Pharma, Inc.                       35,850        1,557
  Dallas Semiconductor Corp.               23,900        1,540
- Oak Industries, Inc.                     14,300        1,518
- Zebra Technologies Corp. Class A         25,900        1,515
- KEMET Corp.                              32,900        1,483
- BISYS Group, Inc.                        22,600        1,475
- INCYTE Pharmaceuticals, Inc.             23,600        1,416
- Vicor Corp.                              34,100        1,381
- Ciber, Inc.                              49,000        1,347
- Cognex Corp.                             34,300        1,338
- Digital Microwave Corp.                  56,300        1,320
  U.S. Trust Corp.                         15,400        1,235
- Visio Corp.                              25,200        1,197
- Patterson Dental Co.                     27,900        1,189
- QRS Corp.                                11,300        1,187
- Technology Solutions Co.                 35,500        1,163
- Remedy Corp.                             24,000        1,137
  Eaton Vance Corp.                        29,700        1,129
- Hyperion Solutions Corp.                 25,800        1,122
- Dendrite International, Inc.             32,350        1,096
- Protein Design Labs, Inc.                15,500        1,085
  Ethan Allen Interiors, Inc.              33,750        1,082
- The Profit Recovery Group
   International, Inc.                     40,700        1,081
  Hudson United Bancorp                    42,218        1,079
- Proxim, Inc.                              9,800        1,078
- Black Box Corp.                          16,000        1,072
- American Management
   Systems, Inc.                           33,800        1,060
- Verity, Inc.                             24,700        1,051
  FactSet Research Systems Inc.            13,050        1,039
- Harbinger Corp.                          32,400        1,031
- Eagle USA Airfreight, Inc.               23,900        1,031
- ChoicePoint Inc.                         24,700        1,022
  MacDermid, Inc.                          24,600        1,010
- MICROS Systems, Inc.                     13,600        1,006
- Whole Foods Market, Inc.                 21,700        1,006
  National Computer Systems, Inc.          26,700        1,005
- Adaptive Broadband Corp.                 13,400          989
  Arthur J. Gallagher & Co.                15,200          984
- Project Software &
   Development, Inc.                       17,700          982
- Plantronics, Inc.                        13,700          980
- Linens 'n Things, Inc.                   33,000          978
- Powerwave Technologies, Inc.             16,700          975
- C-COR Electronics, Inc.                  12,700          973
- Copart, Inc.                             22,200          966
- TALK.com, Inc.                           54,100          960
- Great Plains Software, Inc.              12,800          957
  Methode Electronics, Inc. Class A        29,700          954
- Scotts Co.                               23,600          950
  Roper Industries Inc.                    25,100          949
  Commerce Bancorp, Inc.                   23,458          949
- Dycom Industries, Inc.                   21,500          947
- Enzo Biochem, Inc.                       20,900          942
- Cephalon, Inc.                           27,100          937
- Techne                                   16,900          931
- Timberland Co.                           17,500          925
- Alpha Industries, Inc.                   16,100          923
- O'Reilly Automotive, Inc.                42,400          912
  Jack Henry & Associates                  16,700          897
- Renal Care Group, Inc.                   37,400          874
- Insight Enterprises, Inc.                21,400          869
  Helix Technology Corp.                   18,700          838
- Progress Software Corp.                  14,650          831
- Pacific Sunwear of California            26,050          830
- Kulicke & Soffa Industries, Inc.         19,400          826
- Pinnacle Systems, Inc.                   20,000          814
- ETEC Systems, Inc.                       18,100          812
- 99 Cents Only Stores                     21,000          803
- Electro Scientific Industries, Inc.      10,800          788
- MedQuist, Inc.                           30,100          777
- Dionex Corp.                             18,600          766
- Midway Games Inc.                        31,400          752
  Alpharma, Inc. Class A                   24,400          750
- Vertex Pharmaceuticals, Inc.             21,200          742
  Manitowac Co., Inc.                      21,750          740
  Polaris Industries, Inc.                 20,200          732
  Philadelphia Suburban Corp.              34,390          711
  Chittenden Corp.                         23,700          702
- FileNet Corp.                            26,800          683
- Biotechnology General                    44,500          679
  Applebee's International, Inc.           22,800          673
  E.W. Blanch Holdings, Inc.               10,900          668
- Jack in the Box Inc.                     32,100          664
- Artesyn Technologies, Inc.               31,300          657
- Plexus Corp.                             14,700          647
  Geon Co.                                 19,900          647
- InterVoice-Brite, Inc.                   26,900          636
- Kronos, Inc.                             10,600          636
- CEC Entertainment Inc.                   22,400          636
  Hooper Holmes, Inc.                      24,400          628
- FOSSIL, INC.                             26,950          623
  Fair Issac & Co.                         11,600          615
  Regis Corp.                              32,550          614
  Graco, Inc.                              16,800          603

--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
- Barr Labs Inc.                           19,200     $    602
- Cost Plus, Inc.                          16,900          602
  Trustco Bank                             45,040          597
  Technitrol, Inc.                         13,400          596
- The Cheesecake Factory                   16,900          592
- MAXIMUS, Inc.                            17,300          587
- Safeskin Corp.                           48,400          587
- Insituform Technologies Class A          20,700          585
- Apex Inc.                                17,500          564
- Cor Therapeutics, Inc.                   20,800          559
  Investors Financial Services Corp.       12,100          557
  Delta & Pine Land Co.                    31,700          551
- Aspen Technologies, Inc.                 20,800          550
- Wesley Jessen VisionCare, Inc.           14,500          549
  Inter-Tel, Inc.                          21,800          545
- Concord Communications, Inc.             11,900          528
- ResMed Inc.                              12,500          522
  Mentor Corp.                             20,200          521
- Alliant Techsystems, Inc.                 8,300          517
- ZixIt Corp.                              12,900          511
  Caraustar Industries, Inc.               21,100          506
- Valence Technology                       26,600          505
  Elcor Corp.                              16,450          496
  Queens County Bancorp, Inc.              17,550          476
- P-Com, Inc.                              53,300          471
  John H. Harland Co.                      25,500          467
- Pre-Paid Legal Services, Inc.            19,000          456
- Summit Technology, Inc.                  38,700          452
  C & D Technology Inc.                    10,600          451
- Sonic Corp.                              15,500          442
- Buckeye Technology, Inc.                 29,100          433
- General Semiconductor, Inc.              30,500          433
- Cybex Computer Products Corp.            10,600          429
- Labor Ready, Inc.                        35,400          429
- ADVO, Inc.                               17,900          425
- Cal Dive International, Inc.             12,800          424
- Electroglas, Inc.                        16,500          419
- Atwood Oceanics, Inc.                    10,800          417
- Three-Five Systems, Inc.                 10,000          410
- Trimble Navigation Ltd.                  18,700          404
- The Liposome Co., Inc.                   32,400          395
- DBT Online Inc.                          16,000          390
- Advance Paradigm, Inc.                   17,900          386
- Specialty Equipment Cos., Inc.           15,900          381
  Libbey, Inc.                             13,200          380
- Cygnus Inc.                              20,500          374
- Midwest Express Holdings, Inc.           11,700          373
  Winnebago Industries, Inc.               18,400          369
- Barra, Inc.                              11,600          368
- Triarc Cos., Inc. Class A                20,000          368
- Biomatrix, Inc.                          19,000          366
  Cross Timbers Oil Co.                    40,300          365
- Atlantic Coast Airlines Holdings         15,300          363
  Premier Bancshares, Inc.                 26,400          360
- THQ Inc.                                 15,300          355
- Pioneer Group, Inc.                      21,900          345
  Coca-Cola Bottling Co.                    7,200          341
- Landstar System                           7,900          338
- Noven Pharmaceuticals, Inc.              17,800          323
  Hilb, Rogal and Hamilton Co.             10,900          308
  WD-40 Co.                                12,900          285
- Scott Technologies, Inc.                 14,800          279
- Alliance Pharmaceutical Corp.            36,900          272
- American Xtal Technology, Inc.           15,500          270
  Computer Task Group, Inc.                17,300          256
- Auspex Systems, Inc.                     22,700          233
- Friede Goldman Halter, Inc.              33,000          229
- Theragenics Corp.                        24,400          221
- Organogenesis, Inc.                      25,200          219
- Laser Vision Centers, Inc.               20,700          219
  Telxon Corp.                             13,500          216
- Read Rite Corp.                          41,100          195
- Plains Resources                         14,800          185
- Epicor Software Corp.                    33,700          171
- Action Performance Cos., Inc.            14,000          161
- Osteotech, Inc.                          11,700          156
- North American Vaccine, Inc.             27,100          122
- Advanced Tissue Sciences Inc.            46,800          117
  X-Rite Inc.                              17,600          110
- Immune Response                          21,400           93
- USA Detergents, Inc.                     10,700           29
--------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $129,466)                                      166,947
--------------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
--------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)

--------------------------------------------------------------
REPURCHASE AGREEMENTS

Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.25%, 1/3/2000                         $   363          363
  3.47%, 1/3/2000--Note G                   1,181        1,181
--------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $1,544)                                          1,544
--------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
  (COST $131,010)                                      168,491
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
--------------------------------------------------------------
Other Assets--Note B                                     2,103
Liabilities--Note G                                     (3,339)
--------------------------------------------------------------
                                                        (1,236)

--------------------------------------------------------------
NET ASSETS (100%)                                     $167,255
==============================================================

* See Note A in Notes to Financial Statements.

- Non-Income-Producing Security.

-------------------------------------------------------------
SMALL-CAP GROWTH                                       AMOUNT
INDEX FUND                                              (000)
-------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------
Paid in Capital                                      $140,343
Overdistributed Net Investment Income                   (156)
Accumulated Net Realized Losses--Note E              (10,413)
Unrealized Appreciation--Note F                        37,481
-------------------------------------------------------------
NET ASSETS                                           $167,255
=============================================================

Investor Shares--Net Assets
Applicable to 14,691,881 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                           $167,255
-------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                       $11.38
=============================================================

--------------------------------------------------------------
                                                        MARKET
SMALL-CAP VALUE                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
COMMON STOCKS (100.5%)
--------------------------------------------------------------
  Radian Group, Inc.                       46,300    $   2,211
- Zale Corp.                               43,900        2,124
- Interim Services, Inc.                   79,070        1,957
  Applied Power, Inc.                      48,500        1,782
- Snyder Communications, Inc.              89,200        1,717
  Cullen/Frost Bankers, Inc.               66,200        1,705
- AmeriCredit Corp.                        91,700        1,696
  UST Corp.                                53,400        1,695
- International Rectifier Corp.            64,800        1,685
  United Water Resources, Inc.             48,400        1,655
- Mueller Industries Inc.                  43,600        1,581
  USFreightways Corp.                      33,000        1,580
- Medicis Pharmaceutical Corp.             35,900        1,528
  Centura Banks, Inc.                      34,600        1,527
  Corn Products International, Inc.        46,400        1,520
- Men's Wearhouse, Inc.                    51,600        1,516
- Stillwater Mining Co.                    46,700        1,489
  National Data Corp.                      41,800        1,419
- Newfield Exploration Co.                 51,300        1,372
- Silicon Valley Bancshares                27,500        1,361
- Universal Health Services Class B        37,800        1,361
  Wicor, Inc.                              46,400        1,354
- Smithfield Foods, Inc.                   55,900        1,342
  First Midwest Bancorp                    50,600        1,341
- AnnTaylor Stores Corp.                   38,900        1,340
  Air Express International Corp.          41,400        1,338
  Commercial Federal Corp.                 72,800        1,297
  United Bankshares, Inc.                  52,700        1,258
- United Stationers, Inc.                  42,400        1,211
  Harman International
   Industries, Inc.                        21,300        1,195
- Barrett Resources Corp.                  40,200        1,183
  Piedmont Natural Gas, Inc.               38,500        1,165
- Southern Union Co.                       59,800        1,144
- Canandaigua Brands, Inc.
   Class A                                 22,300        1,137
  Aptargroup Inc.                          45,000        1,131
- Varian Medical Systems, Inc.             37,700        1,124
  IDEX Corp.                               36,600        1,112
  Texas Industries, Inc.                   26,000        1,107
  D. R. Horton, Inc.                       79,300        1,095
  Raymond James Financial, Inc.            58,400        1,091
- Pride International Inc.                 74,590        1,091
- S3, Inc.                                 93,912        1,086
  La-Z-Boy Inc.                            64,500        1,084
  Cambrex Corp.                            30,400        1,047
- Ames Department Stores, Inc.             36,000        1,037
  Whitney Holdings                         27,900        1,034
- Michaels Stores, Inc.                    35,900        1,023
  OM Group, Inc.                           29,700        1,023
  Pogo Producing Co.                       49,700        1,019
  First American Financial Corp.           80,600        1,002
  Community First Bankshares               61,700          972
  Brady Corp. Class A                      28,300          960
- NBTY, Inc.                               82,800          957
  Tredegar Corp.                           46,100          954
- Vintage Petroleum, Inc.                  77,100          930
- Anixter International Inc.               44,700          922
  United Illuminating Co.                  17,900          920
  Mutual Risk Management Ltd.              54,000          908
- Tower Automotive, Inc.                   58,600          905
  Southwest Gas Corp.                      38,600          888
- Tuboscope Inc.                           55,500          881
- ShopKo Stores, Inc.                      38,000          874
- Hadco Corp.                              17,100          872
- Orbital Sciences Corp.                   46,800          869
  JLG Industries, Inc.                     54,700          868
  Central Parking Corp.                    45,400          868
- Brightpoint, Inc.                        66,000          866
  New Jersey Resources Corp.               22,000          859
  Earthgrains Co.                          53,200          858
  Rollins Truck Leasing                    71,800          857
  Skywest, Inc.                            30,400          851
- Toll Brothers, Inc.                      45,600          849
- Photronics Labs Inc.                     29,400          842
  Werner Enterprises, Inc.                 59,400          835
- Cerner Corp.                             42,100          829
  G & K Services, Inc.                     25,400          822
  Public Service Co. of
   North Carolina, Inc.                    25,400          821
  TJ International, Inc.                   19,400          815
  Reliance Steel & Aluminum Co.            34,750          814
  Florida Rock Industries, Inc.            23,600          813
- Cable Design Technologies                35,300          812
- Stone Energy Corp.                       22,700          809
- Coherent, Inc.                           30,100          805
  Baldor Electric Co.                      44,400          805
- Kent Electronics Corp.                   35,100          799
  Atmos Energy Corp.                       38,900          795
- Footstar Inc.                            25,800          787
  Bank North Group                         29,200          781
- Delphi Financial Group, Inc.             25,877          776
  Eastern Utilities Associates             25,600          776
  Enhance Financial Services
   Group, Inc.                             47,600          774
- Dura Pharmaceuticals, Inc.               55,300          771
- Priority Healthcare Corp. Class B        26,500          767
- Ralcorp Holdings, Inc.                   38,400          766
  Pier 1 Imports Inc.                     119,600          762
  Invacare Corp.                           37,500          752
  Datascope Corp.                          18,800          752
  Susquehanna Bancshares, Inc.             46,300          735
- Silicon Valley Group, Inc.               41,400          735
- Hollywood Park, Inc.                     32,700          734
  First Bancorp/Puerto Rico                35,300          732
- IDEXX Laboratories Corp.                 45,300          730
- Tetra Tech, Inc.                         47,200          726
  Dain Rauscher Corp.                      15,600          725
- SEACOR SMIT Inc.                         14,000          724
- Orthodontic Centers of
   America, Inc.                           60,300          720
  Downey Financial Corp.                   35,300          713
  MascoTech Inc.                           55,200          700
  Ruby Tuesday, Inc.                       38,500          700
  CH Energy Group, Inc.                    21,100          696
- Primark Corp.                            25,000          695
  Casey's General Stores                   66,100          690
  Northwest Natural Gas Co.                31,400          689
  TNP Enterprises, Inc.                    16,600          685
  Russ Berrie and Co., Inc.                25,800          677

--------------------------------------------------------------
                                                        MARKET
SMALL-CAP VALUE                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
  Kellwood Co.                             34,800     $    676
  Energen Corp.                            37,400          676
- Simpson Manufacturing Co.                15,100          661
  Jefferies Group, Inc.                    30,000          660
- Hutchinson Technology, Inc.              31,000          659
- Dril-Quip, Inc.                          21,600          656
- American Freightways                     40,300          652
- Anchor Gaming                            15,000          652
  Fremont General Corp.                    87,900          648
- Shorewood Packaging Corp.                34,100          646
  A.O. Smith Corp.                         29,300          641
  Northwestern Corp.                       29,000          638
  Bindly Western Industries, Inc.          42,300          637
  MAF Bancorp, Inc.                        30,200          632
  Hughes Supply, Inc.                      29,300          632
- NFO Worldwide, Inc.                      28,000          626
  Michael Foods Group, Inc.                25,400          625
  Bowne & Co., Inc.                        46,300          625
  Belden, Inc.                             29,700          624
- Kirby Corp.                              30,400          623
  AAR Corp.                                34,400          617
  Commercial Metals Co.                    18,000          611
  Gerber Scientific, Inc.                  27,800          610
- Monaco Coach Corp.                       23,700          606
- SLI, Inc.                                44,500          604
- Agribrands International, Inc.           13,000          598
- Aztar Corp.                              54,900          597
- Heartland Express, Inc.                  37,700          594
  The Toro Co.                             15,900          593
  Selective Insurance Group                34,500          593
  JSB Financial                            11,400          591
  Carolina First Corp.                     32,300          589
- CDI Corp.                                23,900          577
  Wolverine World Wide, Inc.               51,900          568
- Ionics, Inc.                             20,100          565
  ABM Industries                           27,700          564
  Provident Bankshares Corp.               31,995          554
  AMCOL International Corp.                33,700          543
  Regal-Beloit Corp.                       26,300          542
  Clarcor Inc.                             30,100          542
- Prime Hospitality Corp.                  61,400          541
  Aquarion Co.                             14,450          535
- US Oncology, Inc.                       107,900          533
  Cooper Cos., Inc.                        17,600          530
  Analogic Corp.                           16,000          528
- Yellow Corp.                             31,300          526
  GenCorp, Inc.                            52,600          519
  Fidelity National Financial, Inc.        35,800          515
- Morrison Knudsen Corp.                   65,800          514
- Champion Enterprises, Inc.               60,000          514
  Connecticut Energy Corp.                 13,100          509
  Cabot Oil & Gas Corp. Class A            31,500          506
- SPS Technologies, Inc.                   15,800          505
- Regeneron Pharmaceuticals, Inc.          39,400          502
- Coventry Health Care Inc.                74,400          502
  ChemFirst Inc.                           22,900          501
  Fleming Cos., Inc.                       48,800          500
  The Marcus Corp.                         37,000          497
- Paxar Corp.                              58,800          496
  Pioneer Standard Electronics Inc.        34,100          492
- Conmed Corp.                             19,000          492
  Watts Industries Class A                 33,300          491
- Fritz Cos., Inc.                         46,100          484
  Anchor Bancorp Wisconsin Inc.            31,800          481
- SpeedFam-IPEC, Inc.                      37,000          479
- Department 56 Inc.                       21,100          477
  Valmont Industries, Inc.                 29,600          475
- Nautica Enterprises, Inc.                42,000          475
  Justin Industries, Inc.                  31,700          472
  Thor Industries, Inc.                    15,300          466
- Benchmark Electronics, Inc.              20,200          463
- The Kroll-O'Gara Co.                     28,000          462
- HA-LO Industries, Inc.                   61,400          460
  Riggs National Corp.                     34,300          452
- Volt Information Sciences Inc.           18,900          451
  Zenith National Insurance Corp.          21,700          448
  Aaron Rents, Inc. Class B                25,100          446
  Quanex Corp.                             17,300          441
- Oceaneering International, Inc.          29,400          439
  Applied Industrial Technology, Inc.      26,400          439
- Astec Industries, Inc.                   23,200          436
  MDC Holdings, Inc.                       27,800          436
- Sola International Inc.                  31,400          436
- U.S. Home Corp.                          17,000          435
  Wabash National Corp.                    28,900          434
- Performance Food Group Co.               17,600          429
- URS Corp.                                19,700          427
- Quiksilver, Inc.                         27,500          426
- IHOP Corp.                               25,400          424
  Watsco, Inc.                             36,350          420
- Syncor International Corp.               14,400          419
- Ultratech Stepper, Inc.                  25,900          418
- Inacom Corp.                             56,980          417
  Cato Corp. Class A                       33,000          417
  Diagnostic Products Corp.                17,000          417
- The Dress Barn, Inc.                     25,000          416
  Ryland Group, Inc.                       18,000          415
  New England Business
   Service, Inc.                           16,800          411
  Thomas Industries, Inc.                  20,000          409
  Standard Pacific Corp.                   36,800          405
  American States Water Co.                11,200          403
- Allen Telecom Inc.                       34,500          399
- Avid Technology, Inc.                    30,100          393
  Trenwick Group Inc.                      23,200          393
  Myers Industries, Inc.                   24,920          392
- HS Resources Inc.                        22,700          392
  Omnova Solutions Inc.                    50,500          391
  Tenneco Automotive, Inc.                 42,000          391
  Chiquita Brands
   International, Inc.                     82,100          390
  Barnes Group, Inc.                       23,700          387
- Ryan's Family Steak Houses, Inc.         45,100          383
  CKE Restaurants Inc.                     65,000          382
- Checkpoint Systems, Inc.                 37,300          380
  Lilly Industries Inc. Class A            28,100          378
  Interface, Inc.                          65,200          375
  Kaman Corp. Class A                      28,800          371
  Universal Forest Products, Inc.          25,100          370
- Group 1 Automotive, Inc.                 26,500          369
  Chemed Corp.                             12,900          369
  Intermet Corp.                           31,700          369

--------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
                                           SHARES        (000)
--------------------------------------------------------------
  Owens & Minor, Inc. Holding Co.          40,900    $     366
- Discount Auto Parts Inc.                 20,100          363
- M.S. Carriers, Inc.                      15,200          363
- PAREXEL International Corp.              30,700          363
  The Stride Rite Corp.                    55,400          360
- Consolidated Products Inc.               35,530          360
- Pharmaceutical Product
   Development, Inc.                       29,900          355
  Vital Signs, Inc.                        15,300          350
  Park Electrochemical Corp.               12,900          343
  Analysts International Corp.             27,400          343
  Brush Wellman, Inc.                      20,200          340
  St. Mary Land & Exploration Co.          13,700          339
  Standex International Corp.              15,900          333
  Watkins-Johnson Co.                       8,200          328
  National Presto Industries, Inc.          9,200          327
  Oshkosh B Gosh, Inc. Class A             15,500          326
  Wynn's International Inc.                23,100          326
- Players International, Inc.              39,700          326
- Information Resources, Inc.              34,910          323
  Brown Shoe Company, Inc.                 22,800          322
- Input/Output, Inc.                       62,700          317
  Arctic Cat, Inc.                         31,700          317
  Luby's, Inc.                             27,800          316
- Stein Mart, Inc.                         55,100          313
- Network Equipment
   Technologies, Inc.                      26,500          313
- Gardner Denver Inc.                      18,600          310
- Teledyne Technologies, Inc.              32,700          309
  Cash America International Inc.          31,400          306
  Robbins & Myers, Inc.                    13,500          305
- Aviation Sales Co.                       18,300          302
  Lawson Products, Inc.                    12,800          296
  Pope & Talbot, Inc.                      18,500          296
  Sturm, Ruger & Co., Inc.                 33,300          296
  Coachmen Industries, Inc.                19,500          295
- Billing Concepts Corp.                   45,300          294
- Respironics, Inc.                        36,900          294
- Griffon Corp.                            37,600          294
- Arkansas Best Corp.                      24,400          293
- Consolidated Graphics, Inc.              19,100          285
  Phillips-Van Heusen Corp.                33,800          281
  Lindsay Manufacturing Co.                15,100          276
- StaffMark, Inc.                          36,400          275
- General Communication, Inc.              62,700          274
  Pittston BAX Group                       25,800          274
- ADAC Laboratories                        25,400          273
  Stone & Webster, Inc.                    16,200          272
  CPI Corp.                                12,000          271
  Commonwealth Industries Inc.             20,600          268
- Landry's Seafood
   Restaurants, Inc.                       30,700          267
- United Natural Foods, Inc.               22,100          265
  Skyline Corp.                            11,100          261
  Schweitzer-Mauduit
   International, Inc.                     19,400          261
  Standard Motor Products, Inc.            16,100          260
- BE Avionics Inc.                         30,700          259
- Lason Holdings, Inc.                     23,400          257
  IMCO Recycling, Inc.                     20,200          255
- GC Cos.                                   9,700          251
  Simpson Industries, Inc.                 22,300          251
- Jo-Ann Stores, Inc. Class A              22,200          250
- Magellan Health Services, Inc.           39,400          249
- Esterline Technologies Corp.             21,500          249
  Fedders Corp.                            44,600          245
- Offshore Logistics, Inc.                 26,100          245
  K-Swiss, Inc.                            13,100          243
  Bassett Furniture Industries, Inc.       15,200          243
- Hanger Orthopedic Group, Inc.            23,600          236
- Cyrk International, Inc.                 19,500          232
- J & J Snack Foods Corp.                  11,100          228
- Insurance Auto Auctions, Inc.            14,300          225
- Wolverine Tube, Inc.                     15,800          223
- Goody's Family Clothing                  41,100          221
  Republic Group Inc.                      14,600          221
- Sierra Health Services                   32,700          219
  Cascade Natural Gas Corp.                13,500          218
- SpaceLabs Medical, Inc.                  11,700          217
- PictureTel Corp.                         49,400          213
- Komag, Inc.                              67,700          212
- Exabyte Corp.                            28,200          212
- Standard Microsystem                     19,400          210
- WetSeal, Inc. Class A                    17,100          209
- Flow International Corp.                 18,200          207
  A.M. Castle & Co.                        17,400          207
- Seitel, Inc.                             30,100          203
  Southwestern Energy Co.                  30,900          203
- RailTex, Inc.                            11,300          202
- Bombay Co.                               44,300          199
- Mesa Air Group Inc.                      41,900          199
- McWorter Technologies Inc.               12,400          198
  Steel Technologies, Inc.                 13,600          197
  Mississippi Chemical Corp.               31,800          197
- Material Sciences Corp.                  19,300          197
  Guilford Mills, Inc.                     27,000          196
  Butler Manufacturing Co.                  8,700          194
- Digi International, Inc.                 18,500          193
  Birmingham Steel Corp.                   36,200          192
- RTI International Metals                 25,400          191
  Oxford Industries, Inc.                   9,600          190
- Franklin Covey Co.                       24,800          186
- Books-a-Million Inc.                     22,300          185
- Symmetricom Inc.                         18,500          184
  Oakwood Homes Corp.                      57,400          183
  Enesco Group, Inc.                       16,400          181
  Amcast Industrial Corp.                  10,900          178
  Dimon Inc.                               54,200          176
- Gibson Greetings, Inc.                   19,300          173
  Harmon Industries, Inc.                  14,100          171
  Apogee Enterprises, Inc.                 33,700          171
  K2 Inc.                                  22,200          169
  Innovex, Inc.                            18,000          169
- Sunrise Medical, Inc.                    27,100          168
- The Gymboree Corp.                       29,700          167
  Nature's Sunshine Inc.                   20,800          166
  BMC Industries, Inc.                     33,900          165
  Titan International, Inc.                25,200          164
- TBC Corp.                                25,800          161
- WHX Corp.                                17,800          160
  Thomas Nelson, Inc.                      17,300          160
  Penford Corp.                             9,200          159

--------------------------------------------------------------
                                                        MARKET
SMALL-CAP VALUE                                         VALUE*
INDEX FUND                                 SHARES        (000)
--------------------------------------------------------------
- Building Materials Holding Corp.         15,400     $    158
  Quaker Chemical Corp.                    10,900          155
- Hartmarx Corp.                           37,300          152
  Central Vermont Public
   Service Corp.                           14,000          149
  Bangor Hydro-Electric Co.                 9,000          147
  Frontier Insurance Group, Inc.           42,290          145
- Cone Mills Corp.                         31,000          140
- Pediatrix Medical Group, Inc.            19,000          133
- Intermagnetics General Corp.             15,124          132
- Taco Cabana                              15,900          129
- Service Experts, Inc.                    22,200          129
- Lydall, Inc.                             19,100          127
  Lillian Vernon Corp.                     11,100          123
- Genesis Health Ventures Inc.             59,300          122
- Centigram Communications                  7,300          122
- Coeur D'Alene Mines Corp.                35,560          122
- TETRA Technologies, Inc.                 16,500          120
- Panera Bread Co.                         14,800          115
- E. Gottschalk & Co., Inc.                15,300          114
- Carmike Cinemas, Inc. Class A            13,800          108
  Pillowtex Designs                        17,400          108
- Itron, Inc.                              17,500          107
- Hologic, Inc.                            18,600          107
  TCBY Enterprises, Inc.                   27,930          106
- DAMARK International, Inc.                6,700          106
- Royal Appliance
   Manufacturing Co.                       21,000          102
  Angelica Corp.                           10,400          101
  J. Baker, Inc.                           16,800          101
- Remington Oil & Gas Corp.                25,900          100
- The Dixie Group, Inc.                    13,600          100
  Haggar Corp.                              8,800          100
- Curative Health Services Inc.            12,300           95
  Insteel Industries, Inc.                 10,300           93
- A.T. Cross Co. Class A                   20,710           93
  Nash-Finch Co.                           13,800           88
- Microage, Inc.                           25,000           88
- Jan Bell Marketing Inc.                  29,200           84
- Amresco, Inc.                            59,400           84
- The Sports Authority, Inc.               38,710           77
  Frozen Food Express
   Industries, Inc.                        19,900           77
- Ashworth, Inc.                           18,400           76
- Rural/Metro Corp.                        17,400           74
  Spartan Motors, Inc.                     16,100           70
  Hancock Fabrics, Inc.                    22,200           69
- Swiss Army Brands, Inc.                   9,500           68
  Huffy Corp.                              12,100           64
- NCS HealthCare, Inc.                     23,700           57
- Nashua Corp.                              7,100           53
  Green Mountain Power Corp.                7,000           52
- Southern Energy Homes, Inc.              14,600           34
- Priority Healthcare Corp. Class A           600           17
- Just for Feet, Inc.                      41,700           10
--------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $237,592)                                      215,337
--------------------------------------------------------------

--------------------------------------------------------------
                                             FACE       MARKET
                                           AMOUNT       VALUE*
                                            (000)        (000)
--------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.8%)
--------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.25%, 1/3/2000                          $4,340        4,340
  3.47%, 1/3/2000--Note G                   1,703        1,703
--------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $6,043)                                          6,043
--------------------------------------------------------------
TOTAL INVESTMENTS (103.3%)
  (COST $243,635)                                      221,380
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.3%)
--------------------------------------------------------------
Other Assets--Note B                                     2,595
Liabilities--Note G                                     (9,686)
                                                      --------
                                                        (7,091)
--------------------------------------------------------------
NET ASSETS (100%)                                     $214,289
==============================================================

* See Note A in Notes to Financial Statements.

- Non-Income-Producing Security.

-------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------
                                                       AMOUNT
                                                        (000)
-------------------------------------------------------------
Paid in Capital                                      $233,753
Overdistributed Net Investment Income                    (120)
Accumulated Net Realized Gains                          2,911
Unrealized Depreciation--Note F                       (22,255)
-------------------------------------------------------------
NET ASSETS                                           $214,289
=============================================================

Investor Shares--Net Assets
Applicable to 24,197,515 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                           $204,450
-------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                        $8.45
=============================================================

Institutional Shares--Net Assets
Applicable to 1,164,431 outstanding $.001
  par value shares of beneficial interest
 (unlimited authorization)                             $9,839
-------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INSTITUTIONAL SHARES                                   $8.45
=============================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard U.S. Stock Index Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Vanguard Extended Market Index Fund, Vanguard Mid-Cap Index Fund, Vanguard Small-Cap Index Fund, Vanguard Small-Cap Growth Index Fund, and Vanguard Small-Cap Value Index Fund (separate funds of Vanguard U.S. Stock Index Funds, hereafter referred to as the "Funds") at December 31, 1999, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 2000

SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD U.S. STOCK INDEX FUNDS
(MID- AND SMALL-CAPITALIZATION PORTFOLIOS)

This information for the fiscal year ended December 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

        The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1999, all of which are designated as 20% rate gain distributions, as follows:

               ----------------------------------------------------
                                                          TOTAL
                                                      CAPITAL GAINS
               INDEX FUND                               DIVIDENDS
               ----------------------------------------------------
               Extended Market                      $387,283,000
               Mid-Cap                                 8,202,000
               Small-Cap                             291,671,000
               Small-Cap Value                         1,897,000
               ----------------------------------------------------

        For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

               ------------------------------------------------
               INDEX FUND                            PERCENTAGE
               ------------------------------------------------
               Extended Market                          29.0%
               Mid-Cap                                  18.0
               Small-Cap                                37.7
               Small-Cap Growth                        100.0
               Small-Cap Value                          11.0
               ------------------------------------------------

                                                                 F980-02/22/2000